Harris
                        Insight(REGISTRATION MARK) Funds

                                  ANNUAL REPORT

                                DECEMBER 31, 1998

                                     HARRIS

                     INSIGHT(REGISTRATION MARK) FUNDS (LOGO)
                                [GRAPHIC OMITTED]

             POWERFUL INSIGHT. SOLID INVESTMENTS.(REGISTRATION MARK)
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             NOT FDIC INSURED    MAY LOSE VALUE    NO BANK GUARANTEE
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                             LETTER TO SHAREHOLDERS

DEAR SHAREHOLDER:

We are pleased to report to you results for the Harris Insight(REGISTRATION
MARK) Funds for the year ended December 31, 1998.

Within this Annual Report you will find Harris Investment Management's review of the fixed-income and equity markets during the year, as well as their outlook for the markets and the economy for the balance of 1999 and beyond. In addition, summary reports for each of the Harris Insight Funds are also provided, with information about the major factors which influenced each Fund's performance, as well as a complete list of portfolio holdings.

HARRIS INSIGHT FUNDS PERFORM

The overall performance of the Harris Insight Fund Family in 1998 was strong. In particular, performance of a number of the Harris Insight Equity Funds was especially noteworthy, as the Funds continued their track record of three consecutive years of positive results.

Contributing to these robust returns was the performance of the stock market in 1998, which confounded investment experts with a stunning performance in spite of extreme volatility over the course of the year. The Harris Insight Fixed Income Funds, in turn, benefited from positive performance by all sectors of the fixed income markets.

In its March 1999 issue, MUTUAL FUNDS MAGAZINE identified some of the Harris Insight Equity Funds whose 1998 returns exceeded those of their peer group averages (that is, the average returns of funds with similar investment objectives that the Funds can be compared against): Retail (Class A) Shares of the Harris Insight Equity Income, Growth, and Index Funds.

Additional information concerning the investment strategies utilized by Harris Investment Management to capitalize on the favorable market environments is contained in each of the individual summary reports for the Harris Insight Funds.

CONTINUED GROWTH IN FUND ASSETS

Assets in the Harris Insight Funds grew significantly in 1998. At December 31, 1998, total assets in the Fund family stood at $6.8 billion.

Increased distribution of the Harris Insight Funds has been an important priority for us. Increasing fund assets provides a larger base over which to spread certain expenses associated with operating mutual funds.

                                                                               1
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                             LETTER TO SHAREHOLDERS

                                   (CONTINUED)

During the course of the year, the Harris Insight Funds were made available through several major national financial services providers, including Fidelity Investments(REGISTRATION MARK), Charles Schwab & Co., and Jack White & Company. For investors on the World Wide Web, the Harris Insight Funds are now offered through E*Trade(REGISTRATION MARK). We expect the distribution network for our Funds to continue to expand in the year ahead.

INVESTMATCH PROGRAM NOW AVAILABLE TO SHAREHOLDERS

We are very pleased to announce a new program available to assist investors in determining a blend of Harris Insight Funds that matches their investment style. Utilizing a simple questionnaire, the Harris Insight Funds INVESTMATCH program helps investors find a combination of mutual funds well suited to their particular risk tolerance and investment objectives. For more information about INVESTMATCH for you or someone you know, please call 1-800-982-8782.

Whether you are new to our growing Fund family or have been an investor with us since the Funds' inception, we thank you for the confidence you have placed in us. We value the relationship we have with you and encourage you to contact us with any comments or suggestions as to how we may better serve your investing needs.

Sincerely,

/s/  GEORGE A. RIO
George A. Rio
President, Treasurer and Chief Financial Officer
THE HARRIS INSIGHT FAMILY OF MUTUAL FUNDS

INVESTMENT ADVISER:                 HARRIS TRUST AND SAVINGS BANK
PORTFOLIO MANAGEMENT AGENT:         HARRIS INVESTMENT MANAGEMENT, INC.
DISTRIBUTOR:                        FUNDS DISTRIBUTOR, INC.

2
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                                TABLE OF CONTENTS

LETTER TO SHAREHOLDERS                                 PAGE 1

THE MARKET ENVIRONMENT
Economic Review                                        PAGE 4
Fixed Income Markets Review                            PAGE 6
Equity Markets Review                                  PAGE 7

PORTFOLIO MANAGEMENT REVIEW
Fund Summaries                                         PAGE 8-24

TAX INFORMATION -- FIXED INCOME AND EQUITY FUNDS       PAGE 25

STATEMENT OF NET ASSETS
MONEY MARKET FUNDS:
Government Money Market Fund                           PAGE 26
Money Market Fund                                      PAGE 27
Tax-Exempt Money Market Fund                           PAGE 29


FIXED INCOME FUNDS:
Short/Intermediate Bond Fund                           PAGE 34
Bond Fund                                              PAGE 38
Intermediate Government Bond Fund                      PAGE 42
Intermediate Tax-Exempt Bond Fund                      PAGE 44
Tax-Exempt Bond Fund                                   PAGE 48
Convertible Securities Fund                            PAGE 51

EQUITY FUNDS:
Equity Fund                                            PAGE 54
Equity Income Fund                                     PAGE 56
Growth Fund                                            PAGE 58
Small-Cap Opportunity Fund                             PAGE 60
Small-Cap Value Fund                                   PAGE 63
Index Fund                                             PAGE 65
Balanced Fund                                          PAGE 71
International Fund                                     PAGE 76
Emerging Markets Fund                                  PAGE 79

STATEMENTS OF OPERATIONS                               PAGE 82

STATEMENTS OF CHANGES IN NET ASSETS                    PAGE 84

STATEMENTS OF CHANGES -- CAPITAL STOCK ACTIVITY        PAGE 88

FINANCIAL HIGHLIGHTS                                   PAGE 94

NOTES TO FINANCIAL STATEMENTS                          PAGE 102

REPORT OF INDEPENDENT ACCOUNTANTS                      PAGE 112
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                             THE MARKET ENVIRONMENT

                                 ECONOMIC REVIEW

                                DECEMBER 31, 1998

As we begin 1999, economic growth gives no indication that it is slowing. Fourth quarter GDP grew at an estimated annual rate of 5.6%, not only an above average rate but also an acceleration from the third quarter.At present, no recession appears to loom on the horizon.

ECONOMIC GROWTH SHOULD SLOW AS THE YEAR PROGRESSES

Although the economy is not capacity constrained in terms of plant and equipment, there is very little stock in the labor pool. The unemployment rate continues to stay at a low level. This is likely to act like a control on future growth.

U.S. export markets are likely to slow despite signs that Asian economies are bottoming. This is because European economies are slowing; in particular, the U.K., Germany and Brazil are slipping into deep recession. The latter threatens to engulf not only some of their neighboring economies but also Mexico, the U.S.'s third largest trading partner.

Finally, the strong rise in the financial markets, in conjunction with robust job and income growth, has created a substantial wealth effect for consumer spending. With easy credit conditions existing, as well as lower interest rates, a potent backdrop for consumer spending has been created. However, interest rates may be nearing their bottom, credit conditions may become more restrictive and layoffs are increasing. These factors will all tend to slow the economic expansion.

LIQUIDITY CONTINUES TO DRIVE THE FINANCIAL MARKETS

At mid-year we noted that liquidity was positively impacting both stock and bond prices. This factor continued over the second half of 1998, causing stock prices to move to record levels. With economic uncertainty in many parts of the world, and earnings growth slowing for all but the largest companies, this liquidity is flowing into a very narrow segment of the stock and bond markets.

Although it is not certain, it is likely the Federal Reserve Board (Fed) will begin to drain liquidity from the banking system if Asian economies begin to improve. This, of course, assumes that conditions in Latin America do not worsen dramatically. If they do, the Fed would probably continue to ease. However, at this point, the Fed has definitely moved away from its previous accommodative policy position.

DEFLATIONARY PRESSURES NEGATIVELY IMPACT THE EARNINGS OUTLOOK

Excess capacity around the world is creating downward pricing pressures on virtually every type of business. These deflationary pressures are causing earnings growth to slow as most companies find it impossible to raise prices. As labor costs begin to rise and if unit demand slows with the economy, investors can expect earnings growth to slow as well. Thus, in 1999 the U.S. could avoid an ECONOMIC recession but instead witness a PROFITS recession.

4
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                             THE MARKET ENVIRONMENT

                                 ECONOMIC REVIEW

                          DECEMBER 31, 1998 (CONTINUED)

MARKET VOLATILITY IS RISING

With increased economic and earnings uncertainty, investors are likely to experience even greater market volatility. Because the market's leadership has become so narrow, one should not be surprised to see this volatility largely concentrated in a few issues and sectors.

All in all, 1999 could shape up to be a transition year. The economy should slow, but not slip into recession; earnings growth will also slow, but much more dramatically, and security prices will become even more volatile. Growth of all kinds will be more difficult for investors to find.

DAVID L. MEAD
Vice President and Chief Investment Officer
Harris Trust and Savings Bank

                                                                               5
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                             THE MARKET ENVIRONMENT

                           FIXED INCOME MARKETS REVIEW

                                DECEMBER 31, 1998

Despite the roller-coaster performance that bond investors were treated to during 1998, the year provided attractive returns for fixed income investors.

In particular, the total return on a 30-year Treasury bond, at 17.6%, looked more like the double-digit performance of an equity investment.

Lower-rated bonds outperformed Treasury bonds through the first half of the year, as investors searched for higher-yielding securities. However, sentiment reversed sharply in late summer, triggered in part by the devaluation of the Russian ruble, which in turn heightened fears of an impending global credit crisis.

This dramatic and far-reaching turn of events sparked a widespread flight to quality, where investors worldwide sought a safe haven in U.S. government-backed securities. Investor demand pushed the yield on the 30-year bond to 4.72%, the lowest rate on long-term debt in more than 30 years.

During the late summer crisis, the prices of non-government bonds were in a tailspin, as fixed-income investors shunned any bonds with which they associated risk. This free fall in prices was exacerbated by the collapse of Long Term Capital Management, a huge hedge fund. The giant hedge fund's problems caused other hedge funds to dump both mortgage-backed securities and lower-rated "junk" bonds.

A successive string of three quarter-point interest rate cuts by the Fed during the fall, which brought the Federal Funds rate down to 4.75%, provided some liquidity and stability to the non-government sectors of the fixed income markets, sparking a late-year rally in prices. Nonetheless, 1998 ended as one of the few years in the last two decades in which Treasury bonds outperformed higher-yielding corporate and mortgage-backed bonds.

By year-end, the yield on 30-year Treasury bonds stood at 5.09%, down from 5.92% at the end of 1997 and the lowest level seen since the middle of the 1960s.

MARK E. NEWLIN, C.F.A.
Director of Fixed Income Management
Harris Investment Management, Inc.

6
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                             THE MARKET ENVIRONMENT

                              EQUITY MARKETS REVIEW

                                DECEMBER 31, 1998

Few would have believed that a year that produced market volatility not seen since 1987 also produced the fourth consecutive year of double-digit gains in the stock market.

For the year ended December 31, 1998, the broad equity market, as represented by the Standard & Poor's(REGISTRATION MARK) 500 Stock Index, appreciated 26.67%. This strong showing belied the domestic and international economic concerns that dogged the equity markets throughout the course of the year.

For example, as late in the year as August 31, the Dow Jones Industrial
Average (SM) (DJIA) was actually down 4.7% for the year, and almost 20% from its high.

A number of factors weighed heavily on the markets. The first was heightened anxiety over the Asian financial crisis, and its ultimate impact on U.S. corporations and their profits. In addition, many investors had braced themselves for a significant slowdown in corporate earnings growth, and viewed any sign of weakness as proof positive that a decline in earnings was well underway.

Positively, inflation remained well under control despite continued steady growth in the U.S. economy. Moves by the Fed to lower interest rates during September, October and November also heartened investors. In particular, investors viewed the Fed's accommodative stance as a sign that the Fed was committed to providing stability to the markets.

Supporting the market was massive amounts of liquidity from U.S. mutual fund buyers and foreign investors. Foreign buyers, in particular, sought a safe haven in U.S. dollar-denominated securities such as stocks and bonds.

By the fourth quarter, the equity markets came roaring back, with the DJIA surging to record levels on November 24. The markets largely shrugged off the political environment in Washington as well as events in the Middle East, maintaining most of its fourth-quarter gains.

WILLIAM O. LESZINSKE
President and Chief Investment Officer
Harris Investment Management, Inc.

                                                                               7
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                                  FUND SUMMARY

                               MONEY MARKET FUNDS

                                DECEMBER 31, 1998

                          GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE: The Fund seeks to provide investors with as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity. The Fund invests exclusively in U.S. Government securities that have remaining maturities of 397 days or less and certain repurchase agreements.

INVESTMENT RESULTS: The year began with continued strong performance by this Fund. A market rally early in the first quarter shifted the front end of the treasury yield curve down, but by the end of the quarter rising interest rates provided an opportunity to capture some yield advantage.

Despite purchases made in late April, we continued to hold 60% of the portfolio in securities maturing within the next month. The severe inversion of the treasury yield curve made short-duration securities preferable to longer-term instruments. By the third quarter, these short duration investments comprised over 80% of the portfolio.

By the fourth quarter, we took advantage of higher yields at the longer end of the money market yield curve and extended the Fund's average-days-to-maturity. However, when short-term rates resumed their decline, variable rate issues replaced a portion of our fixed holdings as we sought to buy higher yielding instruments.

The Fund's Institutional Shares' cumulative total return for the year was 5.43% compared to the Fund's Lipper universe which experienced a total return of 5.30%, and the Class A Shares cumulative return was 5.08%. The Retail (Class A) Shares retained a Lipper ranking within or over the top quartile ranking for the 1-, 3-, 5-, and 10-year periods ended 12/31/98. The newer Institutional Shares were also a top quartile performer over the three-year period the Fund has been in existence.

                                MONEY MARKET FUND

INVESTMENT OBJECTIVE: The Fund seeks to provide investors with as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity. The Fund invests in a broad range of money market instruments that have remaining maturities of 397 days or less.

INVESTMENT RESULTS: Both the Institutional and Class A (Retail) Shares began the year in the top decile ranking for the trailing twelve months in their respective Lipper universes. By year end, the Institutional Shares were in the top 3% and the Class A (Retail) Shares were in the top 12% of their respective Lipper universes.

Much of the Fund's successful performance was due to timely shifts in the Fund's average-days-to-maturity. Early in the year, investors were paid an attractive incremental yield to extend into the longer end of the money market curve (1 year). We were able to lock in higher rates for the Fund during this period. By mid-year, the curve had flattened and in the third quarter, during the global credit crisis, the money market curve inverted, with rates on shorter-term issues exceeding those for similar one-year investments. In this environment the average maturity of the Fund was

8
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                                  FUND SUMMARY

                               MONEY MARKET FUNDS

                          DECEMBER 31, 1998 (CONTINUED)

allowed to decline as there was no yield incentive to extend maturity. The proceeds from maturing investments were invested in floating-rate obligations to maintain attractive yields while awaiting an opportunity to extend the portfolio's maturity at more appealing levels.

During December, we began to reduce our overnight cash exposure and changed the term structure by rotating holdings into commercial paper maturing in January and February of 1999. In this way we could capture significantly higher yields over the year-end, exploit widening yield spreads in the commercial paper sector and set up the Fund to benefit from the usual January increase in supply.

                          TAX-EXEMPT MONEY MARKET FUND

INVESTMENT OBJECTIVE: The Fund seeks to provide investors with as high a level of current income (exempt from federal income taxes) as is consistent with its investment policies and with preservation of capital and liquidity. The Fund invests primarily in high-quality municipal obligations that have remaining maturities of 397 days or less.

INVESTMENT RESULTS: Yields on short-term tax-exempt securities fell sharply at the start of the first quarter of 1998. This was due to the considerable amount of cash that flowed into the tax-exempt money market from the January 1st interest and maturity payment date. During the quarter, we increased our exposure to commercial paper instruments rather than municipal notes, resulting in favorable Fund performance.

During the second quarter, the tax-exempt money market experienced supply-and-demand ratio fluctuations, resulting in erratic cash flows into the Fund. New note issuance came to market at yields 30 basis points less than the prior year. Mass buying by brokers kept note yields at all-time lows. There was very little extension in the Fund's duration during this time period.

By the third quarter, however, money market municipal rates stabilized, increasing the attractiveness of municipals, and the Fund was able to purchase longer-dated maturities to extend duration while increasing yields. Dealers offered an increasing supply of non-rated and synthetic notes which we selectively added only when they were of credit quality comparable to our approved issuers. During the final quarter, the municipal yield curve flattened and volatility increased. To handle market gyrations, we reinvested much of the Fund's proceeds in commercial paper, variable rate securities, and quality non-rated notes.

The Fund's Institutional Shares cumulative total return for the year was 3.35% compared to the Fund's Lipper universe which experienced a total return of 3.18%. The Retail (Class A) Shares cumulative total return was 3.02%, compared to its Lipper universe of 2.92%.

An investment in the Harris Insight Money Market Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

A portion of income from the Tax-Exempt Money Market Fund may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.

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                                  FUND SUMMARY

                          SHORT/INTERMEDIATE BOND FUND

   GROWTH OF A $10,000 INVESTMENT IN THE SHORT/INTERMEDIATE BOND FUND AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX FROM INCEPTION
                           THROUGH DECEMBER 31, 1998.

PERFORMANCE BENCHMARK: Lehman Brothers Intermediate Government/Corporate Bond Index -- A weighted composite of (I) the Lehman Brothers Intermediate Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. Government with a maturity of between one and ten years and (II) the Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt with a maturity of between one and ten years excluding collateralized mortgage obligations.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of total return, including a competitive level of current income. The Fund seeks to achieve its investment objective by investing primarily in investment grade debt securities with a short/intermediate term average maturity.

INVESTMENT RESULTS: Over the long term, the Fund has reaped significant added value from a strategy of overweighting non-Treasury investment grade securities. In particular, by minimizing its exposure to shorter average maturity U.S. Treasurys, the Fund, over time, has successfully offered incremental yield without adding undue risk. However, in 1998, this sector approach proved detrimental as global events drove investors to the safe haven of U.S. Treasurys, pushing Treasury yields to their lowest level in decades.
     In 1998, investors were faced with a multitude of financial emergencies, both global and domestic. Along with the near collapse of many Asian economies, Japan's banking crisis, Russia's default and Brazil's currency crisis, investors were forced to contend with a liquidity melt-down sparked by the near demise of the hedge fund industry. In response to these events, demand for quality and liquidity reached extremely high levels and investors turned their backs on everything but U.S. Treasurys. Indeed, the degree to which Treasurys outperformed other asset classes was shocking. Not surprisingly, the Fund's strategy of minimizing Treasury holdings proved detrimental.
     Nonetheless, we viewed the market's excessive demand for safety to be fleeting and thus took advantage of the rise in incremental yield offered by the non-Treasury sectors to further enhance our sector strategy. Of the opinion that the events of 1998 offered a rare opportunity to add quality issues at very attractive levels, in the fourth quarter, we increased the Fund's holdings in corporate, mortgage- and asset-backed issues. Going forward into 1999, we look to benefit from outperformance in these asset types.

                             CHART (GRAPHIC OMITTED)

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                INDEX            INSTITUTIONAL SHARES
Feb. '96       $10,000                   $9,948
Mar. '96        $9,949                   $9,888
Jun. '96       $10,011                   $9,948
Sep. '96       $10,189                  $10,114
Dec. '96       $10,439                  $10,361
Mar. '97       $10,427                  $10,355
Jun. '97       $10,735                  $10,656
Sep. '97       $11,024                  $10,942
Dec. '97       $11,260                  $11,102
Jun. '98       $11,650                  $11,472
Dec. '98       $12,208                  $11,881

                 INDEX               CLASS A SHARES
Apr. '91       $10,000                  $10,020
Dec. '91       $11,308                  $11,104
Dec. '92       $12,165                  $11,690
Dec. '93       $13,510                  $12,848
Dec. '94       $13,036                  $12,682
Dec. '95       $15,544                  $14,443
Dec. '96       $15,995                  $14,949
Dec. '97       $17,556                  $15,979
Dec. '98       $19,034                  $17,057


AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/98

                        1 YEAR    5 YEAR   INCEPTION**
------------------------------------------------------
Institutional Shares     7.01%     --        6.22%
Class A Shares           6.75%     5.83%     7.12%
------------------------------------------------------

 * Total returns include changes in share price and the reinvestment of income dividends and all capital gain distributions.

** The inception date for the Fund's performance is February 26, 1996 with respect to the Institutional Shares, and April 1, 1991 with respect to the Class A Shares. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                                  FUND SUMMARY

                                    BOND FUND

    GROWTH OF A $10,000 INVESTMENT IN THE BOND FUND AND THE LEHMAN BROTHERS
         AGGREGATE BOND INDEX FROM INCEPTION THROUGH DECEMBER 31, 1998.

PERFORMANCE BENCHMARK: Lehman Brothers Aggregate Bond Index -- An index composed of the Lehman Government/Corporate Index and the Mortgage-Backed Securities Index including Treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of total return, including a competitive level of current income. The Fund seeks to achieve its investment objective by investing primarily in investment grade debt securities of varying maturities.

INVESTMENT RESULTS: A combination of increasing financial trouble abroad and solid growth domestically made 1998 a challenging year for bond fund managers. The global flight-to-safety drove U.S. Treasurys to the lowest yields ever, with liquidity on Wall Street virtually limited to the Treasury market during some periods.
     Following Russia's default in the third quarter and the resulting market turmoil, risk aversion and investor preference for maximum liquidity became the biggest drivers of the fixed income market's relative performance. The historic underperformance of certain bond classes during this period provided an excellent opportunity to employ the Fund's strategy of overweighting higher yielding sectors (e.g., investment grade corporate, mortgage-and asset-backed securities) versus the Lehman Brothers Aggregate Bond Index, the Fund's benchmark.
     Although Treasurys were the year's top performers because of their low credit risk and higher liquidity, we viewed the market's focus on extreme quality and liquidity as a temporary phenomenon. We took advantage of the rising yields in both corporate and mortgage-backed securities to boost the Fund's performance. As these sectors reached their most attractive levels in over a decade, we increased significantly the Fund's exposure to these asset classes.

                             CHART (GRAPHIC OMITTED)

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                INDEX            INSTITUTIONAL SHARES
Apr. '96       $10,000                   $9,972
Jun. '96       $10,114                  $10,068
Sep. '96       $10,300                  $10,234
Dec. '96       $10,609                  $10,540
Mar. '97       $10,550                  $10,448
Jun. '97       $10,939                  $10,828
Sep. '97       $11,303                  $11,226
Dec. '97       $11,636                  $11,532
Jun. '98       $12,092                  $11,945
Dec. '98       $12,645                  $12,353

                 INDEX               CLASS A SHARES
Apr. '96       $10,000                   $9,973
Jun. '96       $10,114                  $10,067
Sep. '96       $10,300                  $10,227
Dec. '96       $10,609                  $10,526
Mar. '97       $10,550                  $10,428
Jun. '97       $10,939                  $10,801
Sep. '97       $11,303                  $11,191
Dec. '97       $11,636                  $11,488
Jun. '98       $12,092                  $11,885
Dec. '98       $12,645                  $12,276


AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/98

                        1 YEAR   INCEPTION**
--------------------------------------------
Institutional Shares     7.12%     8.10%
Class A Shares           6.86%     7.88%
--------------------------------------------

 * Total returns include changes in share price and the reinvestment of income dividends and all capital gain distributions.
** The inception date for the Fund's performance is April 16, 1996 with respect to the Institutional Shares, and April 22, 1996 with respect to the Class A Shares. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).
    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                                  FUND SUMMARY

                        INTERMEDIATE GOVERNMENT BOND FUND

GROWTH OF A $10,000 INVESTMENT IN THE INTERMEDIATE GOVERNMENT BOND FUND AND THE
   LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX FROM INCEPTION THROUGH
                               DECEMBER 31, 1998.

PERFORMANCE BENCHMARK: Lehman Brothers Intermediate Government Bond Index -- An index comprised of all public obligations of the U.S. Treasury, excluding flower bonds and foreign targeted issues, all publicly issued debt of U.S. Government agencies and quasi-federal corporations and corporate debt guaranteed by the U.S. Government. All issues have maturities between 1 and 9.9997 years and an outstanding par value of at least $100 million dollars. Price, coupon and total return are reported on a month-end to month-end basis.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of current income, consistent with the preservation of capital, by investing primarily in U.S. Government securities having an intermediate-term average maturity.

INVESTMENT RESULTS: 1998 was a volatile year for the fixed income markets as global economic problems served as a catalyst for U.S. interest rate movements. Leading off the year, a continuation of Asian "flu", compounded by Japan's inability to develop an effective stimulus policy, triggered a flight-to-quality rally resulting in a lowering of Treasury yields. The stress on the markets was further heightened with the collapse of Russia's economy and fears that Brazil's would soon follow suit. Culminating market anxiety was the failure of Long Term Capital Management (LTCM), a highly leveraged hedge fund, during the third quarter, causing the markets to come to a virtual standstill for approximately three weeks as dealer liquidity was non-existent.
     As a result of global financial events, Treasury yields fell in excess of 100 basis points during the year making them the best performing asset class in 1998. However, the spread sectors (corporates, mortgages, asset-backed and agency securities) suffered dramatically as all underperformed the treasury market for the year. In some cases, spreads on securities widened to five standard deviations from the mean. Therefore, the Fund's strategy to overweight the spread sectors proved to be detrimental to the Fund's performance in 1998. However as spreads widened in the non-Treasury sectors late in 1998, we took the opportunity to add to the overweight positions, which should enhance returns going forward as spreads tighten.

                             CHART (GRAPHIC OMITTED)

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                INDEX            INSTITUTIONAL SHARES         CLASS A SHARES
Jan. '85       $10,000                  $10,185                  $10,197
Dec. '85       $11,801                  $11,706                  $11,689
Dec. '86       $13,343                  $13,209                  $13,148
Dec. '87       $13,824                  $13,666                  $13,574
Dec. '88       $14,709                  $14,578                  $14,443
Dec. '89       $16,575                  $16,368                  $16,180
Dec. '90       $18,160                  $17,889                  $17,623
Dec. '91       $20,719                  $20,304                  $19,967
Dec. '92       $22,154                  $23,480                  $21,262
Dec. '93       $23,967                  $23,091                  $22,984
Dec. '94       $23,548                  $23,361                  $22,541
Dec. '95       $26,945                  $26,199                  $25,492
Dec. '96       $28,038                  $27,264                  $26,475
Dec. '97       $30,203                  $29,396                  $28,476
Dec. '98       $32,764                  $31,587                  $30,522

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/98

                        1 YEAR    5 YEAR    10 YEAR   INCEPTION**
-----------------------------------------------------------------
Institutional Shares     7.45%     6.11%     8.04%      8.56%
Class A Shares           7.18%     5.84%     7.77%      8.29%
-----------------------------------------------------------------

 * Total returns include changes in share price and the reinvestment of income dividends and capital gains distributions.
** The inception date for the Fund's performance with respect to both of the Institutional and Class A Shares is January 1, 1985. Inception for the index begins on the month-end closest to the inception date of the Fund (or class thereof).
    Performance information includes the performance of the Intermediate Government Bond Fund's predecessor collective fund for periods before the Fund commenced operations.
    Performance for the collective fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The collective fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the collective fund had been registered under the 1940 Act, its performance may have been adversely affected. The collective fund did not impose any charges that correspond to the advisory and other fees of the Intermediate Government Bond Fund. Therefore, the quoted performance figures for the collective fund have been reduced to reflect expenses of 0.50% and 0.75%, the estimated expense ratios of the Institutional and Class A Shares of the Intermediate Government Bond Fund, respectively, at the inception of its operations.
    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                                  FUND SUMMARY

                        INTERMEDIATE TAX-EXEMPT BOND FUND

GROWTH OF A $10,000 INVESTMENT IN THE INTERMEDIATE TAX-EXEMPT BOND FUND AND THE LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL BOND INDEX FROM INCEPTION THROUGH
                               DECEMBER 31, 1998.

PERFORMANCE BENCHMARK: Lehman Brothers Quality Intermediate Municipal Bond Index -- An index comprised of 22,839 bonds. The bonds are rated A or better, have maturities between 2 and 17 years, and are selected from issues larger than $50 million dated since January 1986.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of current income that is exempt from federal income tax. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal securities with a dollar weighted average portfolio maturity of between 3 and 10 years.

INVESTMENT RESULTS: The first two quarters of 1998 saw yields on long triple-A rated bonds rise 10 basis points due to heavy new issue supply. Municipals became cheaper relative to Treasury yields. Shorter-maturity securities outperformed long bonds in a negative market. Quality spread contracted and investors seeking higher yields pushed the prices of riskier revenue bonds higher.
     As the year progressed, a higher percentage of AAA- and BBB-rated debt replaced AA-rated bonds. The municipal market saw heavy issuance of new bonds combined with record low interest rates. We took advantage of this record new issuance by improving the quality of the Fund's holdings as spreads tightened and good quality bonds become available: our best performing bonds were specialty state discount issues. Although the Fund's duration was shortened slightly, it still remained long compared to the Lehman Brothers Quality Intermediate Municipal Bond Index, the Fund's benchmark. By the third quarter, municipals lagged the U.S. Treasury market as investors continued to seek enhanced yields through liquid government securities.
     As good quality bonds became available, we took advantage of tightening spreads. During the fourth quarter, the Fund continued to emphasize 10-15 year range quality bonds. We reduced the Fund's exposure to certain BBB-rated hospital issues that we expect will underperform. The yield on municipals greatly exceeded that of Treasurys, thus allowing municipal bonds to weather the rough seas of the volatile Treasury market. The volatility in government issues yields exceeded that of municipal bonds. The Fund's Institutional Shares ended the year at 4.94% against the Lipper Intermediate Debt Funds' 5.35% and the Lehman Brothers Quality Intermediate Municipal Bond Index of 6.00%.

                             CHART (GRAPHIC OMITTED)

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                INDEX            INSTITUTIONAL SHARES         CLASS A SHARES
Jan.'86        $10,000                  $10,051                  $10,048
Dec.'86        $10,000                  $10,940                  $10,915
Dec.'87        $10,368                  $10,920                  $10,869
Dec.'88        $11,034                  $11,419                  $11,338
Dec.'89        $12,101                  $12,345                  $12,227
Dec.'90        $13,011                  $13,128                  $12,970
Dec.'91        $14,460                  $14,576                  $14,364
Dec.'92        $15,517                  $15,562                  $15,298
Dec.'93        $17,055                  $16,892                  $16,565
Dec.'94        $16,589                  $16,371                  $16,013
Dec.'95        $18,878                  $18,283                  $17,839
Dec.'96        $19,683                  $18,843                  $18,340
Dec.'97        $21,123                  $20,050                  $19,465
Dec.'98        $22,390                  $21,040                  $20,375

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/98

                        1 YEAR    5 YEAR    10 YEAR   INCEPTION**
-----------------------------------------------------------------
Institutional Shares     4.94%     4.49%     6.30%      5.88%
Class A Shares           4.67%     4.23%     6.04%      5.62%
-----------------------------------------------------------------

 * Total returns include changes in share price and the reinvestment of income dividends and all capital gain distributions.
** The inception date for the Fund's performance with respect to both of the Institutional and Class A Shares is January 1, 1986. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).
    Performance information includes the performance of the Intermediate Tax-Exempt Bond Fund's predecessor common trust fund for periods before the Fund commenced operations.
    Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Intermediate Tax-Exempt Bond Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 0.80% and 1.05%, the estimated expense ratios of the Institutional and Class A Shares of the Intermediate Tax-Exempt Bond Fund, respectively, at commencement of operations.
    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.
    A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.

                                  FUND SUMMARY

                              TAX-EXEMPT BOND FUND

   GROWTH OF A $10,000 INVESTMENT IN THE TAX-EXEMPT BOND FUND AND THE LEHMAN
    BROTHERS MUNICIPAL BOND INDEX FROM INCEPTION THROUGH DECEMBER 31, 1998.

PERFORMANCE BENCHMARK: Lehman Brothers Municipal Bond Index -- An index comprised of 40,342 bonds. The bonds are all investment-grade, fixed-rate, long-term maturities (greater than two years) and are selected from issues larger than $50 million dated since January 1980.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of current income that is exempt from federal income tax. The Fund seeks to achieve its investment objective by investing at least 80% of its assets, under normal market conditions, in a broad range of municipal bonds and other obligations issued by state and local governments to finance their operations or special projects.

INVESTMENT RESULTS: The municipal market was overwhelmed by heavy new issue supply during the first quarter of 1998 and yields on long triple-A-rated bonds rose 10 basis points. Given the negative tone of the market, shorter maturity securities outperformed long bonds during the quarter. The long duration of the Fund worked well in January but dragged performance down for the balance of the quarter as tax-exempt issues weakened. As the second quarter progressed, the Fund's duration was shortened, but remained longer than that of its benchmark, the Lehman Brothers Municipal Bond Index.
     During the third and fourth quarters, the Fund's investment manager consistently found opportunities to increase its emphasis on quality bonds in the 15-plus year range. We continued to increase purchases of quality name issues. At the same time we traded out some BBB issues that we expected would underperform and continued to reduce exposure to both interest rate risk and credit risk. This strategy continued to produce positive results, as yields on government securities trended lower. While municipal bonds were not nearly as volatile as Treasurys, municipals outperformed Treasurys by a wide margin. Retail demand for municipals remained strong. This has allowed municipal bonds to be stable throughout the rough weather of the market. We expect that municipal issues will continue to outperform the Treasury market as supply diminishes during the coming year. The Fund is, we believe, properly positioned with an emphasis on highly liquid specialty issues.

                             CHART (GRAPHIC OMITTED)

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                INDEX            INSTITUTIONAL SHARES         CLASS A SHARES
Jan. '85       $10,000                  $10,154                  $10,152
Dec. '85       $12,003                  $11,814                  $11,785
Dec. '86       $14,321                  $13,887                  $13,819
Dec. '87       $14,537                  $13,372                  $13,273
Dec. '88       $16,014                  $14,729                  $14,584
Dec. '89       $17,742                  $16,330                  $16,129
Dec. '90       $19,035                  $17,245                  $16,990
Dec. '91       $21,346                  $19,247                  $18,916
Dec. '92       $23,228                  $20,857                  $20,447
Dec. '93       $26,081                  $23,558                  $23,037
Dec. '94       $24,733                  $21,838                  $21,302
Dec. '95       $29,050                  $24,993                  $24,319
Dec. '96       $30,337                  $25,932                  $25,153
Dec. '97       $33,125                  $28,148                  $27,235
Dec. '98       $35,272                  $29,522                  $28,493

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/98

                        1 YEAR    5 YEAR    10 YEAR   INCEPTION**
-----------------------------------------------------------------
Institutional Shares     4.88%     4.62%     7.20%      8.03%
Class A Shares           4.62%     4.34%     6.93%      7.76%
-----------------------------------------------------------------

 * Total returns include changes in share price and the reinvestment of income dividends and all capital gain distributions.
** The inception date for the Fund's performance with respect to both of the Institutional and Class A Shares is January 1, 1985. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).
    Performance information includes the performance of the Tax-Exempt Bond Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Tax-Exempt Bond Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 0.80% and 1.05%, the estimated expense ratios of the Institutional and Class A Shares of the Tax-Exempt Bond Fund, respectively, at commencement of operations.
    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.
    A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.

                                  FUND SUMMARY

                           CONVERTIBLE SECURITIES FUND

GROWTH OF A $10,000 INVESTMENT IN THE CONVERTIBLE SECURITIES FUND AND THE FIRST
       BOSTON CONVERTIBLE INDEX FROM INCEPTION THROUGH DECEMBER 31, 1998.

PERFORMANCE BENCHMARK: First Boston Convertible Index -- An index comprised of an unmanaged group of domestic convertible bonds and preferred stocks with a Standard & Poor's rating of B- or better and a minimum issue size of $50 million, and dollar-denominated Euroconvertibles issued by U.S. domiciled companies and having a Standard & Poor's rating of B- or better and a minimum issue size of $100 million.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation and current income by investing primarily in securities such as bonds, debentures, notes, preferred stocks or warrants that are convertible into, or provide an option to purchase, common stocks.

INVESTMENT RESULTS: The convertible securities market, as measured by the First Boston Convertibles Index, experienced a "roller-coaster" ride in 1998. In the first quarter, the market gained a strong 8.21%, Only to retreat by -1.5% In the second quarter. This retreat approached a rout as the index declined by -12.86% (Second largest quarterly decline, exceeded only by the fourth quarter of 1987), in the third quarter before recovering 14.73% In the fourth quarter (the strongest gain since 1982). After all the ups and downs, the full calendar year 1998 produced a gain of 6.55%, which was well ahead of the 2.26% Total return of the underlying stocks (into which the index issues are convertible). It should be remembered that the typical issuers of convertibles are mostly smaller capitalization companies with correspondingly lower credit ratings. Hence, the returns of the underlying stocks at 2.26% Was closer to the performance of small-cap stocks (as measured by the Russell 2000 Index which returned -2.55% In
1998) than to large-cap stocks as represented by the s&p 500 which returned 28.58%. Moreover, small-cap "value" stocks underperformed small-cap "growth" stocks with the Russell 2000 Value Sub-Index return of -6.54% For the year vs. The Russell 2000 Growth Sub-Index return of 1.23%. The Convertible Securities Fund returned -1.80% In 1998, reflecting the fund's tilt toward a smaller capitalization, value style.

     Following the severe third-quarter decline in 1998, the calendar of new convertible offerings was quite light in the fourth quarter. For this and other reasons, turnover in the Fund was very light in the fourth quarter. However, given the year-end recovery, new issuance of convertibles has resumed in early 1999 with terms that are generally more favorable to buyers than in the first half of 1998. This should enable the Fund to identify attractive replacements for issues likely to be called.

                             CHART (GRAPHIC OMITTED)

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                INDEX            INSTITUTIONAL SHARES         CLASS A SHARES
Jan. '85       $10,000                  $10,652                  $10,645
Dec. '85       $12,732                  $12,500                  $12,464
Dec. '86       $14,988                  $15,625                  $15,561
Dec. '87       $14,626                  $15,186                  $15,084
Dec. '88       $16,703                  $17,407                  $17,239
Dec. '89       $19,009                  $19,694                  $19,548
Dec. '90       $18,536                  $15,678                  $15,446
Dec. '91       $23,528                  $19,934                  $19,600
Dec. '92       $26,348                  $23,444                  $22,994
Dec. '93       $30,240                  $26,689                  $26,103
Dec. '94       $29,583                  $25,864                  $25,226
Dec. '95       $36,376                  $30,824                  $30,000
Dec. '96       $40,614                  $37,314                  $36,232
Dec. '97       $46,449                  $44,282                  $42,870
Dec. '98       $49,491                  $43,483                  $41,995

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/98

                        1 YEAR    5 YEAR    10 YEAR   INCEPTION**
-----------------------------------------------------------------
Institutional Shares    -1.80%     10.26%    9.59%      11.06%
Class A Shares          -2.04%     9.98%     9.31%      10.79%
-----------------------------------------------------------------

 * Total returns include changes in share price and the reinvestment of income dividends and all capital gain distributions.
** The inception date for the Fund's performance with respect to both of the Institutional and Class A Shares is January 1, 1985. Inception for the index begins on the month-end closest to the inception date of the Fund (or class thereof).
    Performance information includes the performance of the Convertible Securities Fund's predecessor collective fund for periods before the Fund commenced operations. Performance for the collective fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The collective fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the collective fund had been registered under the 1940 Act, its performance may have been adversely affected. The collective fund did not impose any charges that correspond to the advisory and other fees of the Convertible Securities Fund. Therefore, the quoted performance figures for the collective fund have been reduced to reflect expenses of 0.92% and 1.17%, the estimated expense ratios of the Institutional and Class A Shares of the Convertible Securities Fund, respectively, at the inception of its operations.
    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                                  FUND SUMMARY

                                   EQUITY FUND

 GROWTH OF A $10,000 INVESTMENT IN THE EQUITY FUND AND THE S&P 500 STOCK INDEX
                   FROM INCEPTION THROUGH DECEMBER 31, 1998.

PERFORMANCE BENCHMARK: S&P 500 Stock Index -- An index comprised of an unmanaged group of 500 widely held common stocks traded on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation and current income. The Fund seeks to achieve its investment objective by investing primarily in common stocks of larger capitalization companies.

INVESTMENT RESULTS: The year 1998 was a challenging year to be a value investor. Throughout the year, larger capitalization growth issues consistently outperformed larger capitalization value issues. The U.S. stock market (as measured by the S&P 500(REGISTRATION MARK)) turned in an unprecedented fourth consecutive year of 20% plus performance. The breadth or narrowness of the returns was the main story in 1998. Not in 40 years has so much of the market's advance been so concentrated in just a handful of names. Investment style divergence (growth vs. value) is the greatest in the last 20 years in favor of growth.
     For the year, returns benefited from individual issue selection and sector exposure to consumer cyclicals, financials, telephones and transportation. Growth-oriented sectors like technology and healthcare detracted from performance primarily due to the Fund's underweighted sector exposure.
     Looking forward, we continue to believe that our value-oriented disciplined investment approach can be beneficial to our clients over longer periods.

                             CHART (GRAPHIC OMITTED)

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                INDEX            INSTITUTIONAL SHARES
Feb. '96       $10,000                  $9,797
Mar. '96       $10,096                  $9,752
Jun. '96       $10,552                  $9,973
Sep. '96       $10,875                  $10,365
Dec. '96       $11,785                  $11,366
Mar. '97       $12,093                  $11,568
Jun. '97       $14,209                  $13,197
Sep. '97       $15,278                  $15,268
Dec. '97       $15,717                  $15,445
Jun. '98       $18,500                  $17,295
Dec. '98       $20,209                  $17,577

                INDEX                CLASS A SHARES
Feb. '88       $10,000                  $10,200
Dec. '88       $10,700                  $10,823
Dec. '89       $14,069                  $13,855
Dec. '90       $13,623                  $12,765
Dec. '91       $17,784                  $16,248
Dec. '92       $19,149                  $17,578
Dec. '93       $21,061                  $20,784
Dec. '94       $21,337                  $20,537
Dec. '95       $29,323                  $27,738
Dec. '96       $36,089                  $34,437
Dec. '97       $48,129                  $46,645
Dec. '98       $61,884                  $52,904

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/98

                        1 YEAR    5 YEAR    10 YEAR   INCEPTION**
-----------------------------------------------------------------
Institutional Shares     13.80%    --        --         21.82%
Class A Shares           13.42%    20.55%    17.20%     16.59%
-----------------------------------------------------------------

 * Total returns include changes in share price and the reinvestment of income dividends and all capital gain distributions.
** The inception date for the Fund's performance is February 26, 1996 with respect to the Institutional Shares, and February 26, 1988 with respect to the Class A Shares. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).
    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                                  FUND SUMMARY

                               EQUITY INCOME FUND

 GROWTH OF A $10,000 INVESTMENT IN THE EQUITY INCOME FUND AND THE S&P 500 STOCK
                INDEX FROM INCEPTION THROUGH DECEMBER 31, 1998.

PERFORMANCE BENCHMARK: S&P 500 Stock Index -- An index comprised of an unmanaged group of 500 widely held common stocks traded on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market.

INVESTMENT OBJECTIVE: The Fund seeks to provide current income and, secondarily, capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stocks and convertible securities believed to offer good value, an attractive yield and dividend growth potential.

INVESTMENT RESULTS: For the year, both of the Fund's classes of shares outperformed their Lipper benchmark. The Fund's return benefited from individual issue selection and sector exposure in technology, healthcare, financials and utilities.
     High yielding securities continued to underperform non-dividend payers. The year 1998 was a record setting for technology stocks which were up 40% relative to the S&P 500(REGISTRATION MARK) benchmark. Most economically sensitive sectors, such as basic materials, capital goods, energy and tinancials underperformed the broad market. Although the Fund's income orientation can favor value issues, we were able to generate competitive returns even though value dramatically underperformed growth throughout the year.
     Looking forward, issues that can generate strong comparative earnings and revenue growth will be rewarded by the markets. Our emphasis continues on value-oriented, larger capitalization and higher dividend paying issues in aggregate. We believe the Fund is properly positioned given our market outlook.

                             CHART (GRAPHIC OMITTED)

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                INDEX            INSTITUTIONAL SHARES         CLASS A SHARES
Jan. '94       $10,000                  $10,327                  $10,326
Jun. '94       $9,658                   $9,540                   $9,529
Dec. '94       $10,131                  $9,957                   $9,934
Jun. '95       $12,172                  $11,676                  $11,634
Dec. '95       $13,923                  $13,625                  $13,559
Jun. '96       $15,342                  $14,462                  $14,376
Dec. '96       $17,135                  $16,071                  $15,949
Jun. '97       $20,659                  $18,900                  $18,740
Dec. '97       $22,852                  $21,198                  $20,978
Dec. '98       $29,383                  $26,068                  $25,731

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/98

                        1 YEAR    5 YEAR   INCEPTION**
------------------------------------------------------
Institutional Shares     22.97%    21.12%    21.11%
Class A Shares           22.66%    20.81%    20.79%
------------------------------------------------------

  * Total returns include changes in share price and the reinvestment of income dividends and all capital gain distributions.
 ** The inception date for the Fund's performance with respect to both of the Institutional and Class A Shares is January 1, 1994. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).
    Performance information includes the performance of the Equity Income Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Equity Income Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 0.93% and 1.18%, the estimated expense ratios of the Institutional and Class A Shares of the Equity Income Fund, respectively, at commencement of operations.
    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                                  FUND SUMMARY

                                   GROWTH FUND

 GROWTH OF A $10,000 INVESTMENT IN THE GROWTH FUND AND THE S&P 500 STOCK INDEX
                   FROM INCEPTION THROUGH DECEMBER 31, 1998.

PERFORMANCE BENCHMARK: S&P 500 Stock Index -- An index comprised of an unmanaged group of 500 widely held common stocks traded on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation and, secondarily, current income. The Fund seeks to achieve its investment objective by investing primarily in common stocks and convertible securities believed to offer above-average growth potential.

INVESTMENT RESULTS: Following strong investment performance in 1997 relative to its Lipper peer group, the Fund underperformed that group in the first quarter of 1998. While certain issues, such as large capitalization companies with above-average market growth rates and high price-to-earnings ratios, contributed significantly to the strong performance of the S&P 500 Index(REGISTRATION MARK), our approach, in contrast, continues to seek value within the large capitalization growth universe of companies. Moving into the second quarter, the momentum factors in our multi-factor model contributed importantly to the Fund's positive performance relative to its Lipper peer group. However, the valuation factors hurt performance, resulting in a slight underperformance relative to the S&P 500 Index.
     The third quarter began with a strong exposure to the technology sector, benefiting the Fund's performance while the relatively small representation in certain consumer staples also produced favorable results. We continued to position the portfolio for the current difficult environment of investor concern about market illiquidity and a slowing global economy. With the end of the fourth quarter, the market continued to favor large capitalization growth issues, such as those held by the Fund. Specifically, the Fund benefited from an overweighting in technology, financial and health care sectors and a substantial underweighting in energy and basic materials. We continue to stress issues with favorable valuation within the universe of large-capitalization companies.

                             CHART (GRAPHIC OMITTED)

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                INDEX            INSTITUTIONAL SHARES         CLASS A SHARES
Apr. '92       $10,000                  $10,000                  $10,000
Dec. '92       $11,049                  $10,910                  $10,893
Dec. '93       $12,153                  $11,587                  $11,542
Dec. '94       $12,312                  $11,581                  $11,507
Dec. '95       $16,920                  $15,801                  $15,668
Dec. '96       $20,824                  $20,370                  $20,149
Dec. '97       $27,771                  $27,052                  $26,706
Dec. '98       $35,708                  $33,822                  $33,296

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/98

                        1 YEAR    5 YEAR   INCEPTION**
------------------------------------------------------
Institutional Shares     25.03%    23.89%    19.89%
Class A Shares           24.68%    23.60%    19.61%
------------------------------------------------------

  * Total returns include changes in share price and the reinvestment of income dividends and all capital gain distributions.
 ** The inception date for the Fund's performance with respect to both of the Institutional and Class A Shares is April 1, 1992. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).
    Performance information includes the performance of the Growth Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Growth Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 1.10% and 1.35%, the estimated expense ratios of the Institutional and Class A Shares of the Growth Fund, respectively, at commencement of operations.
    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                                  FUND SUMMARY

                           SMALL-CAP OPPORTUNITY FUND

GROWTH OF A $10,000 INVESTMENT IN THE SMALL-CAP OPPORTUNITY FUND AND THE RUSSELL
        2000 SMALL STOCK INDEX FROM INCEPTION THROUGH DECEMBER 31, 1998.

PERFORMANCE BENCHMARK: Russell 2000 Small Stock Index -- An index of the 2,000 smallest stocks in the Russell 3000 Index. The smallest companies have a market capitalizations approximating $100 million, whereas the largest company has a market capitalization of $2.2 billion. The total adjusted market capitalization of the Russell 2000 Index was $875 billion at the start of 1998.

INVESTMENT OBJECTIVE: The Fund seeks to provide long term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in equity securities of smaller capitalization companies.

INVESTMENT RESULTS: 1998 was the fifth year in a row that smaller capitalization stocks have lagged the performance of large-cap stocks. In fact, the Russell 2000 Small Stock Index(REGISTRATION MARK), a popular small cap index and the benchmark for the Fund, actually delivered a negative total return for the year of -2.54%. Against this environment, we are encouraged that the Fund completed the year in positive territory with a gain of 1.16% This performance ranked the Fund solidly in the upper half among its Lipper peer group where more than half of the group had negative returns for the year. On another positive note, the Fund took active steps after the third quarter's sharp decline to realize losses that proved sufficient to offset the gains realized in the first half, thereby eliminating the need for a capital gains distribution at year end.
     Performance for the year was helped by the Fund's holdings in technology and consumer staples while basic materials, energy, and finance lagged. The Fund's growth style also added to returns. While forecasting a market turning point with any certainty is improbable, our analysis indicates the relative undervaluation of smaller capitalization stocks versus their larger brethren is sufficient to expect positive relative performance over the next few years. We continue to remain true to our portfolio strategy.

                             CHART (GRAPHIC OMITTED)

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                INDEX            INSTITUTIONAL SHARES         CLASS A SHARES
Jan. '85       $10,000                  $10,515                  $10,514
Dec. '85       $13,105                  $12,055                  $12,027
Dec. '86       $13,850                  $13,691                  $13,625
Dec. '87       $12,635                  $14,194                  $14,090
Dec. '88       $15,781                  $17,624                  $17,452
Dec. '89       $18,343                  $20,660                  $20,408
Dec. '90       $14,765                  $18,269                  $18,002
Dec. '91       $21,564                  $26,974                  $26,515
Dec. '92       $25,534                  $32,100                  $31,475
Dec. '93       $30,362                  $36,975                  $36,149
Dec. '94       $29,809                  $35,602                  $34,719
Dec. '95       $38,287                  $44,966                  $43,742
Dec. '96       $44,602                  $53,421                  $51,849
Dec. '97       $54,575                  $67,029                  $64,883
Dec. '98       $53,183                  $67,804                  $65,525

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/98

                        1 YEAR    5 YEAR    10 YEAR   INCEPTION**
-----------------------------------------------------------------
Institutional Shares     1.16%     12.89%    14.42%     14.68%
Class A Shares           0.99%     12.63%    14.15%     14.40%
-----------------------------------------------------------------

  * Total returns include changes in share price and the reinvestment of income dividends and all capital gain distributions.
 ** The inception date for the Fund's performance with respect to both of the Institutional and Class A Shares is January 1, 1985. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).
    Performance information includes the performance of the Small-Cap Opportunity Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Small-Cap Opportunity Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 1.20% and 1.45%, the estimated expense ratios of the Institutional and Class A Shares of the Small-Cap Opportunity Fund, respectively, at commencement of operations.
    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.
    Historically, small company stocks have been more volatile than large company stocks, U.S. Government bonds and Treasury bills.

                                  FUND SUMMARY

                              SMALL-CAP VALUE FUND

GROWTH OF A $10,000 INVESTMENT IN THE SMALL-CAP VALUE FUND AND THE RUSSELL 2000
          SMALL STOCK INDEX FROM INCEPTION THROUGH DECEMBER 31, 1998.

PERFORMANCE BENCHMARK: Russell 2000 Small Stock Index -- An index of the 2,000 smallest stocks in the Russell 3000 Index. The smallest companies have a market capitalizations approximating $100 million, whereas the largest company has a market capitalization of $2.2 billion. The total adjusted market capitalization of the Russell 2000 Index was $875 billion at the start of 1998.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation by investing primarily in equity securities of companies with smaller capitalizations that the portfolio management agent believes are conservatively valued in the marketplace.

INVESTMENT RESULTS: It was a disappointing year for small-cap stocks in 1998, and an even more disappointing year for small-cap value stocks. The Russell 2000, a popular index of small-cap stocks and the benchmark for the Fund, produced a negative total return of -2.54%. The Russell 2000 Value sub-Index produced a negative total return of -6.54%. Against this backdrop, the Fund returned -3.94%. According to Lipper, the majority of small cap funds also had negative returns for the year even though the majority is thought to employ more growth-oriented styles.
     With the better returns in 1998 coming from the technology, consumer staples, and health care sectors (all sectors where the Fund was underweighted due to its value style), we were heartened by the fact that the performance shortfall was moderate. On a positive note, the Fund took active steps after the third quarter's sharp decline to realize losses that proved sufficient to offset the gains realized in the first half, thereby eliminating the need for a capital gains distribution at year end.
     While forecasting the market's turning point with any certainty is improbable, our analysis indicates the relative undervaluation of smaller capitalization stocks vs. their larger brethren is sufficient to expect positive relative performance over the next few years. We continue to remain true to our portfolio strategy.

                             CHART (GRAPHIC OMITTED)

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                INDEX            INSTITUTIONAL SHARES         CLASS A SHARES
Jan. '85       $10,000                  $11,273                  $11,270
Dec. '85       $13,105                  $13,073                  $13,051
Dec. '86       $13,850                  $15,855                  $15,785
Dec. '87       $12,635                  $16,236                  $16,120
Dec. '88       $15,781                  $19,709                  $19,506
Dec. '89       $18,343                  $22,473                  $22,205
Dec. '90       $14,765                  $18,818                  $18,536
Dec. '91       $21,564                  $26,655                  $26,208
Dec. '92       $25,534                  $31,000                  $30,388
Dec. '93       $30,362                  $35,636                  $34,850
Dec. '94       $29,809                  $34,491                  $33,651
Dec. '95       $38,287                  $43,855                  $42,663
Dec. '96       $44,602                  $50,455                  $48,977
Dec. '97       $54,575                  $65,380                  $63,223
Dec. '98       $53,183                  $62,809                  $60,598

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/98

                        1 YEAR    5 YEAR    10 YEAR   INCEPTION**
-----------------------------------------------------------------
Institutional Shares    -3.93%     12.00%    12.29%     14.02%
Class A Shares          -4.15%     11.70%    12.00%     13.73%
-----------------------------------------------------------------

  * Total returns include changes in share price and the reinvestment of income dividends and all capital gain distributions.
 ** The inception date for the Fund's performance with respect to both the Institutional and Class A Shares is January 1, 1985. Inception for the index begins on the month-end closest to the inception date of the Fund (or class thereof).
    Performance information includes the performance of the Small-Cap Value Fund's predecessor collective fund for periods before the Fund commenced operations. Performance for the collective fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The collective fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the collective fund had been registered under the 1940 Act, its performance may have been adversely affected. The collective fund did not impose any charges that correspond to the advisory and other fees of the Small-Cap Value Fund. Therefore, the quoted performance figures for the collective fund have been reduced to reflect expenses of 1.00% and 1.24%, the estimated expense ratios of the Institutional and Class A Shares of the Small-Cap Value Fund, respectively, at the inception of its operations.
    Performance figures represent past performances and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.
    Historically, small company stocks have been more volatile than large company stocks, U.S. Government bonds and Treasury bills.

                                  FUND SUMMARY

                                   INDEX FUND

 GROWTH OF A $10,000 INVESTMENT IN THE INDEX FUND AND THE S&P 500(REGISTRATION
          MARK) STOCK INDEX FROM INCEPTION THROUGH DECEMBER 31, 1998.

PERFORMANCE BENCHMARK: S&P 500 Stock Index -- An index comprised of an unmanaged group of 500 widely held common stocks traded on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market.

INVESTMENT OBJECTIVE: The Fund seeks to provide the return and risk characteristics of the S&P 500 Index, which emphasizes large capitalization companies.

INVESTMENT RESULTS: 1998 was the fourth consecutive year of greater than 20% gains by the S&P 500 Index and another great year for equity investors to have held an S&P 500 Index fund as the Index (according to some press reports) outperformed 92% of equity managers. During each quarter of 1998, as well as for the full year, the Fund outperformed its Lipper peer group.

     Since the investment objective of this Fund is to provide the risk and return characteristics of the S&P 500 Index, the Fund does not overweight or underweight specific sectors. The Index is constructed and its returns are calculated without subtracting fees or operational costs. The Fund, an actual investment portfolio, inescapably incurs some operational and transactional costs in striving to replicate the Index. Moreover, when the Index rises a sizeable percentage, as it did in 1998, it is more difficult to match the Index as the Index calculates its return by assuming dividends are available for reinvestment immediately on the "ex date", whereas in the real world of investing, cash dividends are received with a lag of two to six weeks; during this period the prices of the stocks into which dividends are to be reinvested are moving away, either on the upside (as in 1998) or on the downside (as in certain past years).

                             CHART (GRAPHIC OMITTED)

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                INDEX            INSTITUTIONAL SHARES         CLASS A SHARES
Apr. '92       $10,000                  $10,028                  $10,027
Dec. '92       $11,049                  $10,730                  $10,711
Dec. '93       $12,153                  $11,750                  $11,700
Dec. '94       $12,312                  $11,841                  $11,761
Dec. '95       $16,920                  $16,218                  $16,069
Dec. '96       $20,824                  $19,902                  $19,679
Dec. '97       $27,771                  $26,427                  $26,077
Dec. '98       $35,708                  $33,884                  $33,347

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/98

                        1 YEAR    5 YEAR   INCEPTION**
------------------------------------------------------
Institutional Shares     28.22%    23.59%    19.92%
Class A Shares           27.88%    23.30%    19.64%
------------------------------------------------------

  * Total returns include changes in share price and the reinvestment of income dividends and all capital gain distributions.
 ** The inception date for the Fund's performance with respect to both of the Institutional and Class A Shares is April 1, 1992. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).
    Performance information includes the performance of the Index Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Index Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 0.45% and 0.70%, the estimated expense ratios of the Institutional and Class A Shares of the Index Fund, respectively, at commencement of operations.
    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                                  FUND SUMMARY

                                  BALANCED FUND

  GROWTH OF A $10,000 INVESTMENT IN THE BALANCED FUND, S&P 500 STOCK INDEX AND LEHMAN BROTHERS AGGREGATE BOND INDEX FROM INCEPTION THROUGH DECEMBER 31, 1998.

PERFORMANCE BENCHMARK: S&P 500 Stock Index -- An index comprised of an unmanaged group of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market.
     Lehman Brothers Aggregate Bond Index -- An index composed of the Lehman Brothers/Corporate Index and the Mortgage-Backed Securities Index including Treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

INVESTMENT OBJECTIVE: The Fund seeks to provide current income and capital appreciation by investing in a balanced portfolio of fixed income and equity securities.

INVESTMENT RESULTS: During the first quarter of 1998, the Fund's exposure to bonds was increased from 45% to 48% with the expectation that fixed income issues would perform well relative to equities. Stock prices continued to rise through the end of the quarter, and the Fund thus underperformed its Lipper peer group that had a higher exposure to equities. At the end of the second quarter, the Fund, with its above-average exposure to bonds, as well as to value-oriented smaller cap issues, outperformed its Lipper peer group while the average diversified U.S. stock mutual fund declined during the quarter.
     For the third quarter, the Fund again outperformed its Lipper peer group. Holdings in large- and small-cap stocks comprised approximately 48% of the Fund's holdings while the average balanced fund held approximately 54% of its assets in equities. Since bonds increased 3.5% while stocks fell in value over 15%, this strategy was a major factor contributing to above-average performance. For some time, we have believed that estimates of future corporate profits have been overly optimistic; when those estimates drop to more realistic levels, this is likely to negatively impact stock prices. Therefore, we continued to maintain our equity exposure below those of other balanced funds through the end of the fourth quarter.
     In the fourth quarter, stock prices recovered sharply from their October lows. The Fund's underweighting in stocks caused the Fund's performance to lag its Lipper peer group average.

                             CHART (GRAPHIC OMITTED)

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       LB AGGREGATE BOND INDEX-S&P 500 INDEX-INSTITUTIONAL SHARES-CLASS A SHARES
Mar.'97       $10,000              $10,000        $9,843              $10,000
Apr.'97       $10,150              $10,597        $10,000             $10,278
Jun.'97       $10,368              $11,749        $10,758             $10,909
Sep.'97       $10,714              $12,633        $11,846             $12,001
Dec.'97       $11,030              $12,996        $12,025             $12,172
Jun.'98       $11,462              $15,399        $12,871             $13,007
Dec.'98       $11,986              $16,713        $13,059             $13,181

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/98

                        1 YEAR   INCEPTION**
--------------------------------------------
Institutional Shares     8.61%     16.22%
Class A Shares           8.29%     17.47%
--------------------------------------------

  * Total returns include changes in share price and the reinvestment of income dividends and all capital gain distributions.
 ** The inception date of the Fund's Institutional Shares is March 24, 1997, and
    April 16, 1997 for the Class A Shares. Inception for the Index begins on the month-end closest to the inception date of the fund.
    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                                  FUND SUMMARY

                               INTERNATIONAL FUND

GROWTH OF A $10,000 INVESTMENT IN THE INTERNATIONAL FUND AND THE MSCI EAFE INDEX
                   FROM INCEPTION THROUGH DECEMBER 31, 1998.

PERFORMANCE BENCHMARK: MSCI EAFE Index -- An index consisting of companies listed on the stock exchanges of Europe, Australasia and the Far East. The Index is capitalization weighted and replicates the industry composition and sampling of the large, medium and small capitalization companies of each local market.

INVESTMENT OBJECTIVE: The Fund seeks to provide international diversification and capital appreciation. Current income is a secondary objective. The Fund seeks to achieve its investment objective by investing primarily in securities of foreign issuers.

INVESTMENT RESULTS: Although the Fund produced a strong absolute gain of 12.8% for Institutional Shares and 12.7% for Retail (Class A) Shares, it underperformed its Lipper international fund peer group and the MSCI EAFE benchmark at the end of the first quarter. An important part of our investment strategy during the quarter involved increasing the Fund's exposure to quality companies domiciled in Asia and Eastern Europe. The economic turmoil in many of these countries had a negative impact on stock prices, leading to more attractive valuations. However, our Asian and Eastern European holdings continued to experience weakness during the second quarter while the Fund's European holdings performed quite well. Within Europe, we continued to find opportunities arising on a stock-by-stock basis, primarily in Northern Europe as well as in commodity-related sectors.
     The Fund's overweighting of stocks of companies domiciled in the Nordic countries hurt performance in the third quarter due to weakness in these markets. During the quarter, we continued to focus on developing countries, primarily in Asia and, to a lesser extent, in Eastern Europe due to depressed stock valuations and superior long-term earnings growth prospects. Many buying opportunities among commodity-sensitive stocks emerged during the fourth quarter as the Commodity Research Bureau's index fell to its lowest level in 21 years. We viewed the levels of many commodity prices as significantly below fair value and continued to build meaningful positions in undervalued and/or low cost commodity producers. The disparity in valuations and resulting investment opportunities in the marketplace today are possibly the greatest in the last 35 years.

                             CHART (GRAPHIC OMITTED)

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                INDEX            INSTITUTIONAL SHARES         CLASS A SHARES
Jan. '87       $10,000                  $10,000                  $10,000
Dec. '87       $12,493                  $11,015                  $11,006
Dec. '88       $16,065                  $12,621                  $12,579
Dec. '89       $17,799                  $14,115                  $14,013
Dec. '90       $13,671                  $10,987                  $10,874
Dec. '91       $15,379                  $12,300                  $12,154
Dec. '92       $13,557                  $11,761                  $11,595
Dec. '93       $18,023                  $14,655                  $14,419
Dec. '94       $19,476                  $15,284                  $15,011
Dec. '95       $21,725                  $15,923                  $15,593
Dec. '96       $23,107                  $16,737                  $16,354
Dec. '97       $23,583                  $15,923                  $15,502
Dec. '98       $28,300                  $15,184                  $14,752

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/98

                        1 YEAR    5 YEAR    10 YEAR   INCEPTION**
-----------------------------------------------------------------
Institutional Shares    -4.64%     0.71%     1.87%      3.56%
Class A Shares          -4.84%     0.46%     1.61%      3.31%
----------------------------------------------------------------

  * Total returns include changes in share price and the reinvestment of income dividends and all capital gain distributions.
 ** The inception date for the Fund's performance with respect to both of the Institutional and Class A Shares is January 1, 1987. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).
    Performance information includes the performance of the International Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the International Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 1.40% and 1.65%, the estimated expense ratios of the Institutional and Class A Shares of the International Fund, respectively, at commencement of operations.
    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.
    International investing, especially in emerging markets, poses greater potential risks as well as rewards when compared to U.S. investing, as a result of market and currency fluctuations caused by political and financial factors abroad.

                                  FUND SUMMARY

                              EMERGING MARKETS FUND

    GROWTH OF A $10,000 INVESTMENT IN THE EMERGING MARKETS FUND AND THE MSCI
        EMERGING MARKETS INDEX FROM INCEPTION THROUGH DECEMBER 31, 1998.

PERFORMANCE BENCHMARK: The MSCI Emerging Market Index -- An index that measures performance for a universe of emerging markets. The emerging markets as defined by MSCI share some of the following characteristics:

1) Gross National Product substantially below the average for developed economies, which is consistent with the World Bank's classification criteria.
2) Greater government regulation limiting or banning foreign ownership in industries and companies than that which prevails in developed markets.
3) Less sophisticated regulatory environment, trading hours, or back office operations.
4) Restrictions on repatriation of initial capital, dividends, interest and/or capital gains.
5)  Greater perceived risk than in developed markets.
6) A general perception by the investment community that the country should be considered emerging.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation by investing primarily in a diversified portfolio of publicly traded equity securities of companies located in emerging markets.

INVESTMENT RESULTS: In the first quarter of 1998, which was the first full quarter the Fund was actively managed by Hansberger Global Investors, the Fund slightly underperformed its Lipper peer group. Emerging markets experienced a great deal of difficulty during this period and, as an asset class, generally underperformed their global developed markets counterparts. While the Fund continued to emphasize investments in companies with attractive valuations, these companies were often found in geographic regions with potentially higher volatility, which caused the Fund to continue its retreat in the second quarter. Our Asia positions focused on companies that could reap benefits from the Asian currency devaluations which were the catalyst for a full-fledged economic crisis of global proportions.
     We were able to find tremendous long-term value throughout the emerging markets, yet the Fund continued its dramatic downward trend in the third quarter. Although there was extreme volatility in these markets, we were able to buy issues of many of the largest, most liquid companies. These companies, considered world-class leaders in their industries, traded at a large discount to most of their global competitors. In Asia, almost all emerging markets recorded dramatic improvements in performance, while in Latin America market sentiment was generally negative due to the rejection of political reforms in Brazil. Therefore, we continued to overweight our holdings in Asia and Emerging Europe and underweight our holdings in Latin America versus our peers in the fourth quarter of the year.

                             CHART (GRAPHIC OMITTED)

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                INDEX            INSTITUTIONAL SHARES         CLASS A SHARES
Oct. '97       $10,000                  $9,340                   $9,340
Nov. '97       $9,616                   $8,590                   $8,580
Dec. '97       $9,768                   $8,550                   $8,540
Jun. '98       $7,899                   $6,540                   $6,510
Dec. '98       $7,297                   $5,886                   $5,850

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/98

                        1 YEAR   INCEPTION**
--------------------------------------------
Institutional Shares    -31.16%   -35.71%
Class A Shares          -31.50%   -36.03%
--------------------------------------------

  * Total returns include changes in share price and the reinvestment of income dividends and all capital gain distributions.
 ** The inception date for the Fund's performance is October 21, 1997. Inception for the Index begins on the month-end closest to the inception date of the Fund.
    Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.
    International investing, especially in emerging markets, poses greater potential risks as well as rewards when compared to U.S. investing, as a result of market and currency fluctuations caused by political and financial factors abroad.

                                 TAX INFORMATION

                               FIXED INCOME FUNDS

For the year ended December 31, 1998, the following Harris Insight Funds declared dividends from net realized capital gains:

                                    SHORT-TERM CAPITAL            LONG-TERM CAPITAL
                                     GAIN, PER SHARE               GAIN, PER SHARE
                                    ------------------  ------------------------------------
                                    07/20/98  12/18/98  07/20/98    %(1)    12/18/98    %(1)
                                    --------  --------  ------------------------------------
Bond Fund .........................  $0.0298   $0.0531   $0.0124    100%     $0.0075    100%
Short/Intermediate Bond Fund ......       --        --        --    100%      0.0057    100%
Intermediate Government Bond Fund.    0.0107    0.1109        --    100%      0.0396    100%
Intermediate Tax-Exempt Bond Fund .   0.0045    0.0181    0.0305    100%      0.0995    100%
Tax-Exempt Bond Fund ..............   0.0042    0.0423    0.0203    100%      0.1225    100%
Convertible Securities Fund .......       --    0.4774    0.6045    100%      1.6396    100%

(1) Percentage of distribution attributable to "20 Percent Rate Gains"

                                                  EQUITY FUNDS

For the year ended December 31, 1998, the following Harris Insight Funds declared dividends from net realized capital gains:

                                    SHORT-TERM CAPITAL            LONG-TERM CAPITAL
                                     GAIN, PER SHARE               GAIN, PER SHARE
                                    ------------------  ------------------------------------
                                    07/20/98  12/18/98  07/20/98    %(1)    12/18/98    %(1)
                                    --------  --------  ------------------------------------

Equity Fund .......................  $0.0005   $    --   $0.8785    100%     $1.9068    100%
Equity Income Fund ................       --        --    0.1933    100%      0.3507    100%
Growth Fund .......................       --        --    0.5819    100%      1.4239    100%
Small-Cap Opportunity Fund ........   0.0023        --    0.0682    100%          --    100%
Small-Cap Value Fund ..............       --        --    1.0110    100%          --    100%
Index Fund ........................   0.0056    0.0598    0.1630    100%      1.1794    100%
Balanced Fund .....................   0.2977    0.3435        --      --      0.5993    100%

(1) Percentage of distribution attributable to "20 Percent Rate Gains"

FOR CORPORATE SHAREHOLDERS ONLY:

The percentage of dividends from net investment income declared for the year ended December 31, 1998, which qualify for the corporate dividends received deduction is as follows:

Equity Fund ................................................................100%
Equity Income Fund .........................................................100%
Growth Fund ................................................................100%
Small-Cap Value Fund .......................................................100%
Index Fund .................................................................100%

FOR SHAREHOLDERS OF THE INTERNATIONAL FUND AND THE EMERGING MARKETS FUND:

For the year ended December 31, 1998, the International Fund and the Emerging Markets Fund distributed $2,248,545 and $48,390, respectively, of foreign source income on which the International Fund and the Emerging Markets Fund paid foreign taxes of $385,985 and $19,137, respectively. This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury regulations thereunder.

                              HARRIS INSIGHT FUNDS
                          GOVERNMENT MONEY MARKET FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1998

--------------------------------------------------------------------------------
 ANNUALIZED                                           PAR
 YIELD/RATE                       MATURITY           (000)         VALUE(DAGGER)
 ----------                       --------           -----         -------------
AGENCY OBLIGATIONS -- 47.4%
FEDERAL HOME LOAN BANK -- 13.2%
  4.910%                          01/27/99         $ 25,000        $ 24,978,238
  5.605%                          03/12/99           10,000           9,999,529
  5.510%                          04/01/99            9,500           9,508,926
  5.630%                          05/05/99           10,000           9,995,924
                                                                   ------------
                                                                     54,482,617
                                                                   ------------

FEDERAL HOME LOAN MORTGAGE CORP. -- 20.4%
  4.930%                          01/29/99           31,300          31,179,982
  4.910%                          02/12/99           28,000          27,839,607
  4.845%                          03/17/99           25,000          24,747,656
                                                                    -----------
                                                                     83,767,245
                                                                    -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 8.9%
  4.930%                          01/26/99            4,435           4,419,816
  4.940%                          02/23/99            3,500           3,496,407
  5.540%                          04/02/99           10,000           9,995,090
  5.650%                          04/09/99           14,000          14,019,917
  5.820%                          08/25/99            4,575           4,581,264
                                                                   ------------
                                                                     36,512,494
                                                                   ------------
STUDENT LOAN MARKETING ASSOCIATION -- 4.9%
  5.400%                          02/10/99           20,000          20,001,723
                                                                    -----------
TOTAL AGENCY OBLIGATIONS
     (Cost $194,764,079)                                            194,764,079
                                                                    -----------

VARIABLE RATE OBLIGATIONS(DOUBLE DAGGER) -- 46.6%
FEDERAL HOME LOAN BANK -- 22.2%
  4.740%                          01/04/99*          15,000          14,995,083
  4.800%                          01/04/99*          30,000          29,983,698
  5.040%                          01/04/99*          11,000          11,001,242
  5.382%                          01/05/99*           5,000           4,998,743
  5.380%                          01/08/99*          10,000           9,996,575
  5.347%                          01/11/99*          10,000           9,999,231
  5.077%                          03/01/99*          10,000           9,993,265
                                                                    -----------
                                                                     90,967,837
                                                                    -----------

FEDERAL HOME LOAN MORTGAGE CORP. -- 2.4%
  5.414%                          01/04/99*           5,000           4,998,647
  5.424%                          01/26/99            4,950           4,949,804
                                                                    -----------
                                                                      9,948,451
                                                                    -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 7.4%
  4.696%                          01/05/99*           6,000           6,000,000
  4.696%                          01/05/99*           4,500           4,480,641
  5.409%                          01/28/99*          20,000          19,990,426
                                                                    -----------
                                                                     30,471,067
                                                                    -----------
--------------------------------------------------------------------------------
 ANNUALIZED                                           PAR
 YIELD/RATE                       MATURITY           (000)         VALUE(DAGGER)
 ----------                       --------           -----         -------------
VARIABLE RATE OBLIGATIONS(DOUBLE DAGGER) (CONTINUED)
STUDENT LOAN MARKETING ASSOCIATION -- 14.6%

  4.750%                          01/04/99*        $ 20,000        $ 19,988,917
  5.451%                          01/04/99*          10,000           9,994,017
  4.858%                          01/05/99*           5,000           4,992,554
  4.898%                          01/05/99*          15,000          15,000,000
  5.128%                          01/05/99*          10,000           9,998,590
                                                                   ------------
                                                                     59,974,078
                                                                   ------------
TOTAL VARIABLE RATE OBLIGATIONS
     (Cost $191,361,433)                                            191,361,433
                                                                   ------------

                                                    SHARES
                                                   ------
TEMPORARY INVESTMENTS -- 5.9%
AIM Short-Term Investment Trust
  Treasury Portfolio                             13,809,881          13,809,881
Trust for Federal Securities T-Fund              10,397,004          10,397,004
                                                                   ------------
TOTAL TEMPORARY INVESTMENTS
     (Cost $24,206,885)                                              24,206,885
                                                                   ------------
TOTAL INVESTMENTS -- 99.9%
     (Cost $410,332,397)                                            410,332,397
                                                                   ------------
OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.1%                            547,690
                                                                   ------------
NET ASSETS -- 100.0%

Applicable to 162,284,028 and 248,593,311
  shares outstanding of Institutional
  Class and Class A, respectively,
  $.001 par value; 1.5 billion authorized
  shares (Note 7)                                                  $410,880,087
                                                                   ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE
  EACH FOR INSTITUTIONAL CLASS AND
  CLASS A SHARES                                                          $1.00
                                                                          =====

-----------
(DAGGER) See Note 2a to the Financial Statements.
(DOUBLE DAGGER)   Rate in effect on 12/31/98.
* Date of next interest rate reset.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                MONEY MARKET FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
 ANNUALIZED                                           PAR
 YIELD/RATE                       MATURITY           (000)         VALUE(DAGGER)
 ----------                       --------           -----         -------------
ASSET-BACKED SECURITIES -- 9.5%
Auto Leasing Investors 1997 A1
   5.655%                         04/14/99          $16,000       $   16,000,000
Bishops Gate Residential
  Mortgage Trust
   5.747%                         01/04/99*          15,000           15,000,000
Contimortgage Home Equity
  Loan Trust 1998-3 A1
   5.512%                         09/15/99           10,401           10,401,068
Contimortgage Home Equity
  Loan Trust 1998-3 A11
   5.512%                         09/15/99           27,668           27,668,365
CPS Auto Trust 1998-3 A1
   5.638%                         08/15/99            8,378            8,377,522
DVI 1998-1 A
   5.690%                         06/10/99              187              186,716
Leasing Solution Leasing
  Trust 1998-1 A1
   5.363%                         10/20/99           19,909           19,909,293
Syndicated Loan Funding Trust
   6.035%                         01/15/99*          74,500           74,500,000
Union Acceptance Corp. 1998-D A1
   5.363%                         12/08/99           12,365           12,364,595
World Financial Properties
   5.745%                         01/08/99*          32,153           32,152,633
                                                                   -------------

TOTAL ASSET-BACKED SECURITIES
   (Cost $216,560,192)                                               216,560,192
                                                                   -------------
CERTIFICATES OF DEPOSIT -- 3.1%
Bankers Trust Co.
   4.815%                         01/04/99*          25,000           24,997,559
   4.860%                         01/04/99*          45,000           44,989,667
                                                                   -------------
TOTAL CERTIFICATES OF DEPOSIT
   (Cost $69,987,226)                                                 69,987,226
                                                                   -------------

COMMERCIAL PAPER -- 27.2%
Ciesco, Inc.
   5.530%                         01/08/99            2,200            2,197,634
CXC, Inc.
   5.440%                         01/07/99            1,710            1,708,450
Delaware Funding Corp.
   5.450%                         01/19/99            5,000            4,986,375
Edison Asset Securities, LLC
   5.280%                         01/08/99           47,386           47,337,350
Enterprise Funding Corp.
   5.600%                         01/12/99           10,000            9,982,889
Falcon Asset Securities Corp.
   5.150%                         01/11/99            5,000            4,992,847
   5.420%                         01/11/99            2,535            2,531,183
General Motors Acceptance Corp.
   5.060%                         01/13/99            4,635            4,627,182
Moat Funding, LLC
   5.300%                         01/13/99           18,000           17,968,200
   5.300%                         01/29/99           20,000           19,917,556
Monte Rosa Capital Corp.
   5.550%                         01/27/99           14,797           14,737,689


--------------------------------------------------------------------------------
 ANNUALIZED                                           PAR
 YIELD/RATE                       MATURITY           (000)         VALUE(DAGGER)
 ----------                       --------           -----         -------------
COMMERCIAL PAPER (CONTINUED)
Moriarty, Ltd.
   5.570%                         01/13/99          $80,000        $  79,851,467
Park Avenue Receivables
   5.330%                         01/20/99           74,625           74,415,076
PNC Bank Corp.
   5.200%                         05/24/99            7,829            7,667,288
Quincy Capital Corp.
   5.600%                         01/19/99           20,107           20,050,700
   5.250%                         01/25/99           19,508           19,439,722
Receivable Capital Corp.
   5.170%                         01/13/99           13,063           13,040,488
   5.420%                         01/13/99            2,215            2,210,998
   5.500%                         01/13/99            6,309            6,297,433
Republic Industries Funding Corp.
   5.520%                         01/13/99           60,000           59,889,600
Sheffield Receivables Corp.
   5.130%                         02/05/99           49,650           49,402,371
   5.200%                         02/10/99           30,000           29,826,667
Thames Asset Global Securities
   5.400%                         02/16/99           54,392           54,016,695
   5.400%                         02/22/99           15,188           15,069,534
   5.400%                         02/26/99            9,725            9,643,310
Variable Funding Capital Corp.
   5.550%                         01/12/99            2,200            2,196,269
   5.420%                         01/19/99            4,750            4,737,128
Windmill Funding Corp.
   5.500%                         01/28/99            9,525            9,485,709
   5.270%                         02/01/99           28,000           27,872,934
                                                                   -------------
TOTAL COMMERCIAL PAPER
   (Cost $616,100,744)                                               616,100,744
                                                                   -------------
CORPORATE BONDS -- 9.3%
Associates Corp. of North America
   6.250%                         03/15/99            1,800            1,803,117
   7.500%                         05/15/99            4,270            4,302,684
   6.680%                         09/17/99            1,800            1,818,515
   6.750%                         10/15/99              700              708,480
Bank One Wisconsin
   5.550%                         02/26/99           63,450           63,441,597
Ford Motor Credit Corp.
   8.720%                         07/22/99            3,560            3,618,379
   7.750%                         10/01/99            1,000            1,015,533
General Motors Acceptance Corp.
   7.375%                         09/09/99            2,000            2,022,239
   8.000%                         10/01/99           12,292           12,546,840
   6.050%                         10/04/99            2,500            2,514,965
   5.750%                         01/05/00            3,500            3,520,962
Heller Financial, Inc.
   6.560%                         05/20/99            5,000            5,018,371
Household Finance Corp.
   5.747%                         03/08/99           42,650           42,650,000
   8.950%                         09/15/99            2,981            3,057,221
Household International Corp.
   6.000%                         03/15/99            5,000            5,007,050
Lehman Brothers Holdings, Inc.
   6.300%                         08/11/99            9,000            9,027,063

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                MONEY MARKET FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
 ANNUALIZED                                           PAR
 YIELD/RATE                       MATURITY           (000)         VALUE(DAGGER)
 ----------                       --------           -----         -------------
CORPORATE BONDS (CONTINUED)
Liberty Lighthouse US Capital Co.
   5.750%                         08/09/99          $40,000        $  40,000,000
Sears, Roebuck Acceptance Corp.
   6.540%                         05/06/99            8,000            8,020,395
                                                                   -------------
TOTAL CORPORATE BONDS
   (Cost $210,093,411)                                               210,093,411
                                                                   -------------

VARIABLE RATE OBLIGATIONS(DOUBLE DAGGER) -- 45.8%
Caterpillar Financial Service Corp.
   5.243%                         01/07/99*          70,000           69,982,475
Countrywide Home Loans, Inc.
   5.468%                         01/12/99*          25,000           24,995,286
   5.599%                         01/14/99*          30,000           30,000,000
   5.204%                         01/25/99*          25,000           25,000,000
Federal Home Loan Bank
   5.040%                         01/01/99*           6,000            6,000,671
Federal National Mortgage Association
   4.696%                         01/05/99*          10,000           10,000,000
First National Bank of Chicago
   5.481%                         01/04/99*          23,500           23,492,403
Ford Motor Credit Corp.
   5.593%                         01/19/99            8,500            8,501,284
General American Insurance Co.
   5.240%                         01/01/99*          80,000           80,000,000
General Electric Amtrak Lease
   5.601%                         01/04/99*          48,501           48,500,566
Goldman Sachs Group
   4.945%                         01/04/99*          25,000           25,000,000
  5.745%                          01/07/99*           5,000            5,000,000
   5.348%                         01/15/99*          49,000           49,000,000
John Hancock Mutual Life
  Insurance Co.
   5.664%                         01/15/99*          80,000           80,000,000
Kansas Electric Power Co.
   5.120%                         01/06/99*           9,800            9,800,000
Lehman Brothers Holdings, Inc.
   5.611%                         01/21/99*          65,000           65,000,000
   6.074%                         01/27/99*           3,000            3,006,528
   5.400%                         03/26/99            3,000            3,000,854
Liberty Lighthouse US Capital Co.
   5.308%                         01/15/99           40,000           40,000,000
Morgan Stanley Dean Witter & Co.
   4.800%                         01/04/99*           5,600            5,600,144
   5.293%                         01/15/99           70,000           70,000,260
Pennsylvania Economic Development
   Finance Authority
   5.100%                         01/07/99*           6,000            6,000,000
PHH Corp.
   5.641%                         01/20/99*          50,000           49,962,499
PNC Bank Corp.
   4.830%                         01/04/99*          42,900           42,889,370
   5.491%                         01/04/99*          30,000           29,989,852
Sacramento County, California
  Municipal Bond
   5.630%                         01/06/99*          65,000           65,000,000
Sigma Finance
   4.880%                         01/04/99*          75,000           75,000,000


--------------------------------------------------------------------------------
 ANNUALIZED                                           PAR
 YIELD/RATE                       MATURITY           (000)         VALUE(DAGGER)
 ----------                       --------           -----         -------------
VARIABLE RATE OBLIGATIONS(DOUBLE DAGGER) (CONTINUED)
Student Loan Marketing Association
   4.848%                         01/05/99*         $10,000       $   10,000,084
Transamerica Finance Corp.
   5.450%                         01/22/99*          14,650           14,650,000
Transamerica Funding Agreement
   5.219%                         01/15/99*          65,000           65,000,000
                                                                  --------------
TOTAL VARIABLE RATE OBLIGATIONS
   (Cost $1,040,372,276)                                           1,040,372,276
                                                                  --------------
                                                   SHARES
                                                   ------
TEMPORARY INVESTMENTS -- 5.0%
Dreyfus Cash Management Plus, Inc.
  Class A Shares                                    130,284              130,284
Goldman Sachs Financial Square
  Money Market Portfolio                         70,202,353           70,202,353
J.P. Morgan Institutional Prime
  Money Market Portfolio                         42,629,779           42,629,779
Lehman Prime Money Market Fund
  Class A Shares                                          3                    3
                                                                  --------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $112,962,419)                                               112,962,419
                                                                  --------------
TOTAL INVESTMENTS -- 99.9%
   (Cost $2,266,076,268)                                           2,266,076,268
                                                                  --------------
OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.1%                           3,306,700
                                                                  --------------
NET ASSETS -- 100.0%

Applicable to 1,391,844,846 and 877,520,050
  shares outstanding of Institutional
  Class and Class A, respectively, $.001 par value;
  3.55 billion authorized shares (Note 7)                         $2,269,382,968
                                                                  ==============

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE
  EACH FOR INSTITUTIONAL CLASS AND
  CLASS A SHARES                                                           $1.00
                                                                           =====
--------
(DAGGER) See Note 2a to the Financial Statements.
(DOUBLE DAGGER)   Rate in effect on 12/31/98.
* Date of next interest rate reset.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                          TAX-EXEMPT MONEY MARKET FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
 ANNUALIZED                                           PAR
 YIELD/RATE                       MATURITY           (000)         VALUE(DAGGER)
 ----------                       --------           -----         -------------
MUNICIPAL BONDS -- 99.3%
ALABAMA -- 4.2%
Chatom, Alabama, Industrial Development
  Board Pollution Control Revenue Bonds
  (Alabama Electric Project) PS
   3.550%                         02/15/99          $ 1,670          $ 1,670,000
Chatom, Alabama, Industrial Development
  Board Pollution Control Revenue Bonds
  (Alabama Electric Project) TECP
   3.400%                         02/23/99            5,300            5,300,000
Montgomery, Alabama, Industrial
  Development Board Pollution Control
  Revenue Bonds (Alabama Electric
  Project) TECP
   3.100%                         01/14/99           27,000           27,000,000
                                                                     -----------
                                                                      33,970,000
                                                                     -----------
ALASKA -- 3.7%
Anchorage, Alaska, Electric Utility Revenue
  Bonds Series 1996D VR
   4.100%                         01/07/99            7,800            7,800,000
Valdez, Alaska, Marine Terminal Revenue
  Bonds (Arco Transportation Project)
  Series C TECP
   3.050%                         01/15/99            7,000            7,000,000
   3.600%                         01/15/99            6,300            6,300,000
   3.350%                         02/18/99            2,600            2,600,000
   3.450%                         02/18/99            6,500            6,500,000
                                                                     -----------
                                                                      30,200,000
                                                                     -----------
ARIZONA -- 3.5%
Apache County, Arizona, Industrial
  Development Authority Revenue Bonds
  (Tucson Electric Power Co.)
  Series 1983C VR
   4.150%                         01/07/99           10,550           10,550,000
Salt River, Arizona, Agricultural
  Improvement & Power District
  Project TECP
   3.000%                         01/14/99           10,800           10,800,000
   3.550%                         01/14/99            7,000            7,000,000
                                                                     -----------
                                                                      28,350,000
                                                                     -----------
CALIFORNIA -- 2.0%
Riverside County, California, School
  Financing Authority Series A30-Reg D VR
   3.950%                         01/07/99            8,000            8,000,000
San Diego County, California Area, Local
  Government Certificates of Participation
  Series A25-Reg D VR
   3.950%                         01/07/99            8,000            8,000,000
                                                                     -----------
                                                                      16,000,000
                                                                     -----------
COLORADO -- 0.3%
Platte River Power Authority TECP
   3.400%                         01/13/99            2,500            2,500,000
                                                                     -----------

--------------------------------------------------------------------------------
 ANNUALIZED                                           PAR
 YIELD/RATE                       MATURITY           (000)         VALUE(DAGGER)
 ----------                       --------           -----         -------------
MUNICIPAL BONDS (CONTINUED)
CONNECTICUT -- 1.1%
Connecticut State Special Assessment
  Unemployment Compensation Advance
  Fund Revenue Bonds (Connecticut
  Unemployment Project) Series 1993C PS
   3.600%                         07/01/99          $ 2,000          $ 2,000,000
State of Connecticut ROCS Series 3 VR
   4.200%                         01/07/99            7,000            7,000,000
                                                                     -----------
                                                                       9,000,000
                                                                     -----------
FLORIDA -- 4.9%
Florida State Board of Education Capital
  Outlay Revenue Bonds Series 35 VR
   4.200%                         01/07/99            5,025            5,025,000
Sunshine State GFC TECP
   3.050%                         01/15/99           12,330           12,330,000
   3.000%                         01/19/99            6,000            6,000,000
   3.200%                         01/19/99            3,000            3,000,000
   5.150%                         01/19/99            5,700            5,700,000
   3.400%                         02/16/99            5,000            5,000,000
   3.000%                         03/10/99            2,500            2,500,000
                                                                     -----------
                                                                      39,555,000
                                                                     -----------
GEORGIA -- 8.4%
Georgia Municipal Electric Authority
  Revenue Bonds TECP
   3.450%                         01/20/99           15,000           15,000,000
   3.400%                         01/21/99            3,400            3,400,000
   3.400%                         02/12/99            4,000            4,000,000
   3.000%                         03/12/99            5,655            5,655,000
Monroe County, Georgia, Development
  Authority Pollution Control Revenue
  Bonds (Georgia Power Co.) 2nd
  Series PS
   3.100%                         01/29/99           40,000           40,000,000
                                                                     -----------
                                                                      68,055,000
                                                                     -----------
HAWAII -- 2.5%
City & County of Honolulu, Hawaii, TECP
   3.050%                         01/14/99           20,000           20,000,000
                                                                     -----------
ILLINOIS -- 9.5%
Chicago, Illinois, Park District TANS
   4.300%                         09/17/99            2,500            2,512,799
Cook County, Illinois, Revenue Bonds
  (Catholic Charities) VR
   4.050%                         01/07/99            8,300            8,300,000
Illinois Development Finance Authority
  Revenue Bonds (Provena Health
  Project) Series C VR
   4.100%                         01/07/99           10,000           10,000,000

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                          TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
 ANNUALIZED                                           PAR
 YIELD/RATE                       MATURITY           (000)         VALUE(DAGGER)
 ----------                       --------           -----         -------------
MUNICIPAL BONDS (CONTINUED)
ILLINOIS (CONTINUED)
Illinois Development Finance Authority
  Revenue Bonds (Roosevelt University
  Project) VR
   4.050%                         01/07/99          $ 4,500          $ 4,500,000
Illinois Health Facilities Authority
  Revenue Bonds (Loyola University)
  Series B VR
   3.850%                         01/07/99            7,800            7,800,000
Illinois State Revenue Bonds Series
  38 VR
   4.200%                         01/07/99           15,000           15,000,000
Illinois State Sales Tax Revenue Bonds
  Series 41 VR
   4.200%                         01/07/99            9,695            9,695,000
Kane, McHenry, Cook & De Kalb Counties,
  Illinois, United School District
  No. 300 TANS
   3.850%                         09/30/99           19,000           19,062,016
                                                                     -----------
                                                                      76,869,815
                                                                     -----------
INDIANA -- 3.4%
Indiana Health Facilities Finance Authority
  Hospital Revenue Bonds (Charity Group)
  Series 1997F VR
   3.900%                         01/07/99            7,800            7,800,000
Indiana University Revenue Bonds
  (Student Fee Project) Series K
   5.500%                         08/01/99            2,745            2,773,979
Rockport, Indiana, Pollution Control
  Revenue Bonds (Indiana & Michigan
  Power Co.) Series 1985A VR
   4.050%                         01/07/99            3,845            3,845,000
Rockport, Indiana, Pollution Control
  Revenue Bonds (Indiana & Michigan
  Power Co. Project) Series B VR
   4.100%                         01/07/99           13,000           13,000,000
                                                                     -----------
                                                                      27,418,979
                                                                     -----------
IOWA -- 0.4%
Polk County, Iowa, Hospital Equipment
  Authority Revenue Bonds VR
   4.000%                         01/07/99            3,280            3,280,000
                                                                     -----------
KANSAS -- 1.5%
Burlington, Kansas, Environmental
  Improvement Revenue Bonds (Kansas
  City Power & Light) Series B VR
   4.100%                         01/07/99           11,900           11,900,000
                                                                     -----------
KENTUCKY -- 1.4%
Kentucky Economic Development Finance
  Authority Hospital Facilities Revenue
  Bonds (Baptist Healthcare System) VR
   4.000%                         01/07/99           11,000           11,000,000
                                                                     -----------

--------------------------------------------------------------------------------
 ANNUALIZED                                           PAR
 YIELD/RATE                       MATURITY           (000)         VALUE(DAGGER)
 ----------                       --------           -----         -------------
MUNICIPAL BONDS (CONTINUED)
LOUISIANA -- 4.1%
Jefferson Parish, Louisiana, Hospital
  Service District No. 2 Revenue Bonds
  (East Jefferson General Hospital) VR
   4.000%                         01/07/99          $11,900         $ 11,900,000
West Baton Rouge Parish, Louisiana,
  Industrial District No. 3 Revenue Bonds
  (Dow Chemical Co. Project) Series B VR
   5.150%                         01/01/99           17,100           17,100,000
West Baton Rouge Parish, Louisiana, TECP
   3.600%                         01/29/99            4,000            4,000,000
                                                                     -----------
                                                                      33,000,000
                                                                     -----------
MARYLAND -- 2.9%
Baltimore County, Maryland,
  Metropolitan District TECP
   3.150%                         02/10/99            5,000            5,000,000
Maryland Health & Higher Education
  Facilities Series C TECP
   3.150%                         01/14/99            7,950            7,950,000
Montgomery County, Maryland, TECP
   3.200%                         01/13/99           11,000           11,000,000
                                                                     -----------
                                                                      23,950,000
                                                                     -----------
MICHIGAN -- 3.2%
Kent County, Michigan, Hospital Finance
  Authority Revenue Bonds (Spectrum
  Health Project) Series B VR
   3.850%                         01/07/99           10,000           10,000,000
Michigan State Hospital Finance Authority
  Revenue Bonds Series 1997F VR
   3.900%                         01/07/99            8,500            8,500,000
Michigan Underground Storage Tank
  Finance Assurance Authority Revenue
  Bonds TECP
   3.250%                         01/20/99            6,525            6,525,000
   3.600%                         01/20/99              750              750,000
                                                                     -----------
                                                                      25,775,000
                                                                     -----------
MINNESOTA -- 1.4%
Rochester, Minnesota, Health Care
  Facilities Revenue Bonds (Mayo
  Foundation/Mayo Medical Center)
  Series C TECP
   3.600%                         01/13/99            6,750            6,750,000
Rochester, Minnesota, Health Care
  Facilities Revenue Bonds Series E TECP
   3.500%                         01/11/99            4,410            4,410,000
                                                                     -----------
                                                                      11,160,000
                                                                     -----------
MISSISSIPPI -- 3.1%
Claiborne County, Mississippi, Pollution
  Control Revenue Bonds TECP
   3.050%                         01/22/99            1,000            1,000,000
   3.350%                         01/22/99            6,000            6,000,000
   3.350%                         02/24/99            6,075            6,075,000

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                          TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
 ANNUALIZED                                           PAR
 YIELD/RATE                       MATURITY           (000)         VALUE(DAGGER)
 ----------                       --------           -----         -------------
MUNICIPAL BONDS (CONTINUED)
MISSISSIPPI (CONTINUED)
Mississippi Hospital Equipment
  Facilities Authority Revenue Bonds
  (North Mississippi Health Services)
  Series 1 TECP
   3.000%                         02/23/99          $12,000         $ 12,000,000
                                                                     -----------
                                                                      25,075,000
                                                                     -----------
MISSOURI -- 1.2%
St. Louis County, Missouri, Industrial
  Development Authority Hospital
  Revenue Bonds (Charity Obligation
  Group) Series E VR
   3.900%                         01/07/99            9,700            9,700,000
                                                                     -----------
NEBRASKA -- 2.0%
City of Lincoln, Nebraska, Electric
  System TECP
   3.450%                         02/17/99            5,000            5,000,000
   3.400%                         02/24/99            1,600            1,600,000
Nebraska Public Power District Electric
  System Revenue Bonds Series A TECP
   3.250%                         01/07/99           10,000           10,000,000
                                                                     -----------
                                                                      16,600,000
                                                                     -----------
NEW YORK -- 1.2%
New York City General Obligation Bonds
  Subseries B-4 VR
   5.000%                         01/01/99            7,030            7,030,000
New York City Municipal Water Finance
  Authority Water & Sewer System
  Revenue Bonds Series A VR
   5.200%                         01/01/99            3,100            3,100,000
                                                                     -----------
                                                                      10,130,000
                                                                     -----------
NORTH CAROLINA -- 0.8%
North Carolina Municipal Power Agency
  (Catawba Project) Series A TECP
   3.350%                         01/07/99            6,500            6,500,000
                                                                     -----------
OHIO -- 0.8%
Cuyahoga County, Ohio, Hospital Revenue
  Bonds (Cleveland Clinic Foundation)
  Series C VR
   4.100%                         01/07/99            7,000            7,000,000
                                                                     -----------
OKLAHOMA -- 4.7%
Muskogee, Oklahoma, Industrial Trust
  Pollution Control Revenue Bonds
  (Oklahoma Gas & Electric Co.)
  Series A VR
   4.050%                         01/07/99           12,600           12,600,000
Oklahoma City Industrial & Cultural Trust
  Revenue Bonds (SSM Health Care) TECP
   3.600%                         01/12/99            5,000            5,000,000
   3.050%                         02/11/99            5,000            5,000,000
   3.550%                         02/11/99           10,000           10,000,000


--------------------------------------------------------------------------------
 ANNUALIZED                                           PAR
 YIELD/RATE                       MATURITY           (000)         VALUE(DAGGER)
 ----------                       --------           -----         -------------
MUNICIPAL BONDS (CONTINUED)
OKLAHOMA (CONTINUED)
Tulsa, Oklahoma, Industrial Authority
  Revenue Bonds (University of Tulsa)
  Series B VR
   4.000%                         01/07/9           $ 5,550          $ 5,550,000
                                                                     -----------
                                                                      38,150,000
                                                                     -----------
OREGON -- 0.4%
Oregon State Housing & Community
  Service Department Mortgage Revenue
  Bonds (Single Family Mortgage Project)
  Series C
   3.750%                         05/13/99            3,000            3,000,000
                                                                     -----------
PENNSYLVANIA -- 5.5%
Allegheny County, Pennsylvania, Sanitation
  Authority Sewer Revenue Bonds VR
   4.100%                         01/06/99           24,600           24,600,000
Pennsylvania State Higher Education
  Facilities Authority Revenue Bonds
  (The University of Pennsylvania Health
  Services Project) Series B VR
   4.050%                         01/07/99           20,325           20,325,000
                                                                     -----------
                                                                      44,925,000
                                                                     -----------
SOUTH CAROLINA -- 2.5%
Columbia, South Carolina, Water Works
  & Sewer System Revenue Bonds
   6.200%                         02/01/99            1,595            1,598,136
South Carolina Public Service Authority
  Revenue Bonds TECP
   3.050%                         02/12/99            6,000            6,000,000
York County, South Carolina, Pollution
  Control Revenue Bonds (North Carolina
  Electric Project) PS
   3.300%                         03/15/99           12,460           12,460,000
                                                                     -----------
                                                                      20,058,136
                                                                     -----------
TENNESSEE -- 2.2%
Johnson City, Tennessee, Health &
  Educational Facilities Board Revenue
  Bonds (Tender Acquisition Project)
  Series A
   3.100%                         02/25/99            9,800            9,800,000
Shelby County, Tennessee, TECP
   3.350%                         01/07/99            8,000            8,000,000
                                                                     -----------
                                                                      17,800,000
                                                                     -----------
TEXAS -- 5.9%
Austin, Texas, Combined Utility Systems
  Revenue Bonds Series A TECP
   3.100%                         02/04/99            8,245            8,245,000
Brazos River Authority, Texas, Pollution
  Control Revenue Bonds (Monsanto Co.
  Project) VR
   4.250%                         01/07/99            5,730            5,730,000

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                          TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
 ANNUALIZED                                           PAR
 YIELD/RATE                       MATURITY           (000)         VALUE(DAGGER)
 ----------                       --------           -----         -------------
MUNICIPAL BONDS (CONTINUED)
TEXAS (CONTINUED)
Denton, Texas, Independent School
  District General Obligation Bonds
  Series B PS
   3.650%                         08/15/99         $ 11,100         $ 11,100,000
Nueces County, Texas, Health Facilities
  Development Corp. Revenue Bonds
  (Driscoll Children's Foundation
  Project) VR
   4.050%                         01/07/99            7,905            7,905,000
Sabine River, Texas, Industrial
  Development Authority Revenue Bonds
  (National Rural Utilities Project) PS
   3.550% 02/15/99 3,640 3,640,000
Texas Higher Education Authority
  Revenue Bonds Series 1985B VR
   4.000%                         01/07/99            6,260            6,260,000
Texas State General Obligation Bonds
  Series A58-Reg D VR
   5.350%                         01/01/99            5,000            5,000,000
                                                                     -----------
                                                                      47,880,000
                                                                     -----------
UTAH -- 2.9%
Emery County, Utah, Pollution Control
  Revenue Bonds (Pacificorp Project) VR
   5.150%                         01/01/99            6,240            6,240,000
Intermountain Power Agency Power
  Supply Revenue Bonds TECP
   3.350%                         01/07/99            5,000            5,000,000
   3.000%                         02/09/99            7,100            7,100,000
Intermountain Power Agency Power
  Supply Revenue Bonds Series F TECP
   3.350%                         01/08/99            5,200            5,200,000
                                                                     -----------
                                                                      23,540,000
                                                                     -----------
WASHINGTON -- 3.1%
Seattle, Washington, General Obligation
  Bonds (Limited Tax Project) Series B
   4.500%                         03/01/99            1,500            1,502,120
Washington State General Obligation
  Bonds Series 1996B VR
   4.050%                         01/07/99           15,100           15,100,000
Washington State Public Power Supply
  System Nuclear Project No. 1 Refunding
  Revenue Bonds Series 1A-1 VR
   4.000%                         01/07/99            8,700            8,700,000
                                                                     -----------
                                                                      25,302,120
                                                                     -----------


--------------------------------------------------------------------------------
 ANNUALIZED                                           PAR
 YIELD/RATE                       MATURITY           (000)         VALUE(DAGGER)
 ----------                       --------           -----         -------------
MUNICIPAL BONDS (CONTINUED)
WISCONSIN -- 4.6%
Arrowhead, Wisconsin,
  United High School TRANS
   3.750%                         09/27/99          $ 1,400          $ 1,400,987
Belleville, Wisconsin,
  School District TRANS
   3.740%                         11/01/99            1,100            1,101,233
Green Lake, Wisconsin,
  School District TRANS
   4.000%                         08/25/99            1,550            1,551,439
Monona Grove, Wisconsin,
  School District TRANS
   3.750%                         10/22/99            3,400            3,401,294
New London, Wisconsin,
  School District TRANS
   3.770%                         10/01/99            3,800            3,801,082
Penwaukee, Wisconsin,
  School District TRANS
   3.700%                         09/15/99            4,800            4,801,627
Random Lake, Wisconsin,
  School District TRANS
   3.760%                         09/27/99            1,200            1,200,510
Shorewood, Wisconsin,
  School District TRANS
   3.870%                         09/01/99            2,450            2,450,467
Tomahawk, Wisconsin,
  School District TRANS
   3.710%                         10/22/99            2,500            2,502,137
Two Rivers, Wisconsin,
  Public School District TRANS
   3.850%                         09/30/99            1,700            1,701,218
Waterloo, Wisconsin,
  School District TRANS
   3.900%                         10/13/99            1,550            1,551,164
Williams Bay, Wisconsin,
  School District TRANS
   4.000%                         08/24/99            1,400            1,401,295
Wisconsin State Health & Educational
  Facilities Authority Revenue Bonds
  Series 1997F VR
   3.900%                         01/07/99           10,800           10,800,000
                                                                     -----------
                                                                      37,664,453
                                                                     -----------
TOTAL MUNICIPAL BONDS
   (Cost $805,308,503)                                               805,308,503
                                                                     -----------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                          TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
TEMPORARY INVESTMENTS -- 0.4%
Federated Tax-Free Obligation Fund                3,150,466         $  3,150,466
Goldman Sachs Financial Square
  Tax-Exempt Money Market Portfolio                 257,539              257,539
                                                  -----------
TOTAL TEMPORARY INVESTMENTS
   (Cost $3,408,005)                                                   3,408,005
                                                                    ------------
TOTAL INVESTMENTS -- 99.7%
   (Cost $808,716,508)                                               808,716,508
                                                                    ------------
OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.3%                           2,151,368
                                                                    ------------
NET ASSETS -- 100.0%
Applicable to 606,729,624 and 204,111,798
  shares outstanding of Institutional
  Class and Class A, respectively, $.001
  par value; 1.5 billion authorized
  shares (Note 7)                                                   $810,867,876
                                                                    ============
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE EACH FOR
  INSTITUTIONAL CLASS AND CLASS A SHARES                                   $1.00
                                                                            ====
--------
(DAGGER) See Note 2a to the Financial Statements.
PS -- Security with a "put" feature; date shown is when security may be put back for redemption.
VR -- Variable rate demand note; interest rate in effect on 12/31/98. Maturity date is the later of the next interest rate change or exercise of the demand feature.
TANS -- Tax Anticipation Note.
TECP -- Tax Exempt Commercial Paper.
TRANS -- Tax and Revenue Anticipation Note.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                          SHORT/INTERMEDIATE BOND FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
  COUPON                                              PAR
   RATE                           MATURITY           (000)         VALUE(DAGGER)
  ------                          --------           -----         -------------
AGENCY OBLIGATIONS -- 2.8%
AID - Israel Guaranteed Notes
   6.050%                         08/15/00            $ 520        $     529,190
Federal Home Loan Bank
   7.360%                         07/01/04            1,000            1,103,541
Federal Home Loan Mortgage Corp.
   7.100%                         04/10/07            2,500            2,792,469
Federal National Mortgage Association
   8.400%                         10/25/04            5,000            5,129,635
                                                                   -------------
TOTAL AGENCY OBLIGATIONS
   (Cost $9,089,314)                                                   9,554,835
                                                                   -------------
ASSET-BACKED SECURITIES -- 25.7%
AESOP Funding II Series 1997-1,
  Class A1
   6.220%                         10/20/01            5,000            5,082,846
AFC Home Equity Loan Trust
  Series 1991-4, Class A
   7.750%                         12/15/06               53               55,436
AK Bank Series 1998-A, Class 1
   7.848%                         07/15/05            2,450            2,196,578
Banco Nacional de Mexico, S.A.
  Series 1996-A, Class A1
   6.250%                         12/01/03            5,000            4,975,781
BankAmerica Manufactured Housing
  Contract Series 1998-2, Class B1
   7.930%                         12/10/25            4,300            3,614,016
Bridgestone/Firestone Master Trust
  Series 1996-1, Class A
   6.170%                         07/01/03            4,000            4,047,416
Capita Equipment Receivables Trust
  Series 1996-1, Class A4
   6.280%                         06/15/00            3,500            3,519,119
Case Equipment Loan Trust
  Series 1997-A, Class B
   6.700%                         03/15/04              750              772,439
Charming Shoppes Master Trust
  Series 1997-1, Class A
   5.885%                         04/15/06            2,500            2,492,969
Chemical Credit Card Master Trust I
  Series 1996-1, Class A
   5.550%                         09/15/03            3,000            3,018,730
Citibank Credit Card Master Trust I
  Series 1997-2, Class B
   6.700%                         02/15/04            5,000            5,157,966
Citibank Credit Card Master Trust I
  Series 1998-1, Class A
   5.750%                         01/15/03            2,000            2,021,742
Comed Transitional Funding Trust
  Series 1998-1, Class A7
   5.740%                         12/25/10            5,000            4,989,844
Credit Card Receivable Trust
  Series 1998-IA, Class A
   6.478%                         12/22/04            2,880            2,881,255
First Bankcard Credit Card Master
  Trust Private Placement
  Series 1997-1, Class A
   5.705%                         05/15/03            3,000            2,991,562


--------------------------------------------------------------------------------
  COUPON                                              PAR
   RATE                           MATURITY           (000)         VALUE(DAGGER)
  ------                          --------           -----         -------------
ASSET-BACKED SECURITIES (CONTINUED)
First USA Credit Card Master Trust
  Series 1997-6, Class A
   6.420%                         03/17/05 $            930       $      951,314
Ford Credit Auto Loan Master Trust
  Series 1995-1, Class A
   6.500%                         08/15/02            1,000            1,014,678
Goldome Credit Corp. Home Equity
  Trust Series 1990-1, Class A
  10.000%                         07/15/05               85               85,429
Green Tree Financial Corp.
  Series 1996-1, Class A2
   5.850%                         03/15/27            4,250            4,253,510
Green Tree Financial Corp.
  Series 1997-4, Class A5
   6.880%                         02/15/29            5,365            5,505,624
MBNA Corp. Series 1998-C, Class C
   6.350%                         11/15/05            3,000            3,002,812
Merrill Lynch Home Equity Loan
  Series 1994-1, Class A1
   5.605%                         07/15/22              253              253,340
Metris Master Trust Series 1997-1,
  Class A
   6.870%                         10/20/05            1,725            1,782,067
Onyx Acceptance Grantor Trust,
  Series 1998-A, Class A3
   5.850%                         08/15/02            4,000            4,001,250
Premier Auto Trust Series 1995-4,
  Class CTFS
   6.200%                         09/06/00            4,662            4,750,901
Rental Car Finance Corp.
  Series 1997-1, Class A3
   6.600%                         09/25/07            6,300            6,306,891
SBC Glacier Finance Ltd.
  Series 1997-1, Class A
   5.404%                         09/10/04            3,500            3,423,000
The Money Store Home Equity Trust
  Series 1994-B, Class A3
   7.100%                         11/15/16            1,179            1,192,863
Toyota Auto Lease Trust
  Series 1997-A, Class B
   6.750%                         04/26/04            3,500            3,478,125
                                                                     -----------
TOTAL ASSET-BACKED SECURITIES
   (Cost $88,086,570)                                                 87,819,503
                                                                     -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 20.7%
Asset Securitization Corp.
  Series 1997-D4, Class PS1 IO
   1.018%                         04/14/29           67,687            4,600,585
Chase Mortgage Finance Corp.
  Series 1993-0, Class A5
   6.600%                         12/25/09            3,223            3,292,608
Citicorp Mortgage Securities, Inc.
  Series 1993-13, Class A4
   6.042%                         11/25/08            4,745            4,757,188
Citicorp Mortgage Securities, Inc.
  Series 1993-13, Class A5
   6.659%                         11/25/08            1,595            1,542,112

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                          SHORT/INTERMEDIATE BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
  COUPON                                              PAR
   RATE                           MATURITY           (000)         VALUE(DAGGER)
  ------                          --------           -----         -------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
Citicorp Mortgage Securities, Inc.
  Series 1993-13, Class A6
   8.500%                         11/25/08 $            960       $      983,636
Countrywide Funding Corp.
  Series 1994-5, Class A7F
   5.862%                         03/25/09            2,915            2,900,483
Countrywide Funding Corp.
  Series 1994-5, Class A7S
   6.608%                         03/25/09            1,097            1,060,045
Countrywide Funding Corp.
  Series 1994-5, Class A7T
   9.000%                         03/25/09              696              725,509
DLJ Commercial Mortgage Corp.
  Series 1998-CF2, Class S IO
   0.851%                         11/12/31           52,820            3,103,163
DLJ Mortgage Acceptance Corp.
  Series 1995-Q1, Class A1-S IO
   1.953%                         03/25/25              191               34,005
DLJ Mortgage Acceptance Corp.
  Series 1996-M, Class A1
   8.344%                         11/28/11            5,661            5,821,952
DLJ Mortgage Acceptance Corp.
  Series 1997-CF2, Class CP IO
   1.363%                         11/15/04           51,000            3,410,625
Federal National Mortgage Association
  Series 116, Class 2 IO
   9.000%                         12/25/21            5,864            1,260,095
Federal National Mortgage Association
  Series 1990-32, Class E
   9.000%                         12/25/04            4,548            4,601,565
Federal National Mortgage Association
  Series 1993-183, Class M
   6.500%                         07/25/23            2,000            2,067,927
Federal National Mortgage Association
  Series 1994-85, Class E
   6.000%                         11/25/06            1,300            1,307,156
Federal National Mortgage Association
  Series 1996-M4, Class A
   7.750%                         03/17/17            1,761            1,812,718
Federal National Mortgage Association
  Series 1997-20 IO
   1.840%                         03/25/27           25,458              859,197
Federal National Mortgage Association
  Series 1997-70, Class PE PO
   6.370%                         04/25/22            5,523            4,641,951
Federal National Mortgage Association
  Series 1998-T1, Class A
   6.795%                         12/28/28            3,070            3,102,322
Norwest Asset Securities Corp.
  Series 1997-10, Class A6
   6.750%                         08/25/27            2,615            2,624,806
PNC Mortgage Securities Corp.
  Series 1996-2, Class A4
   6.600%                         02/25/11            4,534            4,608,033
PNC Mortgage Securities Corp.
  Series 1997-5, Class A8
   6.750%                         10/25/27            6,000            6,040,312

--------------------------------------------------------------------------------
  COUPON                                              PAR
   RATE                           MATURITY           (000)         VALUE(DAGGER)
  ------                          --------           -----         -------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
Residential Funding Mortgage Security I
  Series 1996-S4, Class A13
   7.250%                         02/25/26          $ 5,329          $ 5,486,809
                                                                     -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
   (Cost $71,570,218)                                                 70,644,802
                                                                     -----------
MORTGAGE-BACKED SECURITIES -- 5.1%
Federal Home Loan Mortgage Corp.
   7.500%                         05/01/27              651              670,166
Federal National Mortgage Association
  Pool #303724
   6.000%                         01/01/11            5,684            5,753,270
Federal National Mortgage Association
  Pool #305189
   9.000%                         01/01/25               22               23,918
Federal National Mortgage Association
  Pool #305555
   9.000%                         01/01/25              244              260,284
Federal National Mortgage Association
  Pool #306031
   9.000%                         02/01/25              384              408,408
Federal National Mortgage Association
  Pool #306674
   9.000%                         03/01/25              215              228,884
Federal National Mortgage Association
  Pool #317306
   9.000%                         07/01/25              141              150,314
Federal National Mortgage Association
  Pool #338001
   9.000%                         10/01/25               10               11,024
Government National Mortgage
  Association
   7.000%                         01/15/29            2,400            2,456,250
Government National Mortgage
  Association Pool #8747
   7.000%                         11/20/25              102              104,277
Government National Mortgage
  Association Pool #326150
   7.000%                         09/15/23              197              202,955
Government National Mortgage
  Association Pool #333668
   7.000%                         07/15/23              535              550,631
Government National Mortgage
  Association Pool #345039
   7.000%                         09/15/23              642              660,762
Government National Mortgage
  Association Pool #345536
   7.000%                         01/15/24              438              450,580
Government National Mortgage
  Association Pool #351638
   7.000%                         06/15/23              623              641,842
Government National Mortgage
  Association Pool #377553
   7.000%                         07/15/25              596              612,618
Government National Mortgage
  Association Pool #383330
   7.000%                         07/15/25              939              965,150

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                          SHORT/INTERMEDIATE BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
  COUPON                                              PAR
   RATE                           MATURITY           (000)         VALUE(DAGGER)
  ------                          --------           -----         -------------
MORTGAGE-BACKED SECURITIES (CONTINUED)
Government National Mortgage
  Association Pool #391901
   7.000%                         07/15/25 $            595         $    611,401
Government National Mortgage
  Association Pool #397755
   7.000%                         05/15/24              616              633,191
Government National Mortgage
  Association Pool #406568
   7.000%                         07/15/25              758              778,839
Government National Mortgage
  Association Pool #407660
   7.000%                         07/15/25              668              686,208
Government National Mortgage
  Association Pool #780023
   7.000%                         09/15/24              675              691,543
                                                                    ------------
TOTAL MORTGAGE-BACKED SECURITIES
   (Cost $16,912,936)                                                 17,552,515
                                                                    ------------
CORPORATE BONDS -- 26.2%
ELECTRIC -- 0.7%
Consolidated Edison Co., Inc.
   6.625%                         07/01/05            2,150            2,295,125
                                                                    ------------
FINANCE - BANK -- 5.0%
Bank One Corp
   7.250%                         08/15/04            3,320            3,627,100
BankAmerica Corp.
   7.500%                         10/15/02            2,320            2,465,000
Mercantile Bancorp
   7.050%                         06/15/04            3,300            3,514,500
NationsBank Corp.
   6.500%                         08/15/03            2,310            2,416,837
Sanwa Business Credit Corp.
   5.279%                         03/13/00            5,000            4,993,500
                                                                    ------------
                                                                      17,016,937
                                                                    ------------
FINANCE - NON-BANK -- 7.1%
American Express Credit Corp.
   6.125%                         11/15/01              440              452,100
Associates Corp. of North America
   5.750%                         10/15/03              190              192,137
Associates Corp. of North America
  Euro Bond
   6.875%                         06/20/02            1,775            1,828,250
Beneficial Corp.
   8.400%                         05/15/08               20               23,800
Beneficial Finance Corp. MTN
   9.130%                         07/25/01            1,000            1,080,000
Case Credit Corp.
   5.930%                         02/26/01            4,000            3,985,000
Hartford Life, Inc.
   7.100%                         06/15/07            3,725            4,018,344
Household Finance Corp.
   8.550%                         10/15/04            3,000            3,071,250

--------------------------------------------------------------------------------
  COUPON                                              PAR
   RATE                           MATURITY           (000)         VALUE(DAGGER)
  ------                          --------           -----         -------------
CORPORATE BONDS (CONTINUED)
FINANCE - NON-BANK (CONTINUED)
Lehman Brothers Holdings, Inc.
   7.375%                         05/15/04          $ 4,540         $  4,698,900
Salomon Smith Barney Holdings, Inc.
   5.875%                         02/01/01            3,885            3,914,137
SunAmerica, Inc.
   5.600%                         07/31/97            1,050              914,812
                                                                    ------------
                                                                      24,178,730
                                                                    ------------
INDUSTRIAL -- 8.1%
Browning - Ferris Industries, Inc.
   6.100%                         01/15/03            1,000            1,020,000
Cox Communications, Inc.
   6.690%                         09/20/04            3,275            3,422,375
Ford Motor Co.
   9.000%                         09/15/01            4,000            4,370,000
Heinz (H.J.) Co. Euro
   7.500%                         04/26/00            1,000            1,028,750
James River Corp.
   6.700%                         11/15/03            4,000            4,125,000
Monsanto Co.
   5.750%                         12/01/05            2,240            2,226,000
   5.875%                         12/01/08            1,725            1,725,000
Raytheon Co.
   6.750%                         08/15/07            3,765            3,972,075
Sears, Roebuck & Co. MTN
   8.390%                         02/14/02              800              865,000
Sears, Roebuck Acceptance Corp.
   6.020%                         02/20/03            1,400            1,424,500
Walt Disney Co.
   6.375%                         03/30/01            2,785            2,865,069
WMX Technologies, Inc.
   6.250%                         10/15/00              700              709,625
                                                                    ------------
                                                                      27,753,394
                                                                    ------------
OIL -- 0.9%
Atlantic Richfield Co.
   9.125%                         03/01/11              100              127,125
Petro Mexicanos Finance, Ltd.
   5.720%                         11/15/03            2,925            2,925,000
                                                                    ------------
                                                                       3,052,125
                                                                    ------------
OTHER UTILITIES -- 0.4%
KN Energy, Inc.
   6.450%                         03/01/03            1,530            1,535,737
                                                                    ------------
TELEPHONES -- 3.0%
Airtouch Communications, Inc. Notes
   6.650%                         05/01/08            3,000            3,187,500
US West, Inc.
   6.625%                         09/15/05            3,165            3,358,856
Worldcom, Inc.
   6.400%                         08/15/05            3,705            3,843,937
                                                                    ------------
                                                                      10,390,293
                                                                    ------------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                          SHORT/INTERMEDIATE BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
  COUPON                                              PAR
   RATE                           MATURITY           (000)         VALUE(DAGGER)
  ------                          --------           -----         -------------
CORPORATE BONDS (CONTINUED)
TRANSPORTATION -- 1.0%
Norfolk Southern Corp.
   7.350%                         05/15/07          $ 3,000         $  3,300,000
                                                                    ------------
TOTAL CORPORATE BONDS
   (Cost $86,957,851)                                                 89,522,341
                                                                    ------------
SUPRANATIONAL BONDS -- 0.9%
African Development Bank
   (Cost $3,082,237)
   7.750%                         12/15/01            3,000            3,195,000
                                                                    ------------
YANKEE BONDS -- 3.5%
Banco Santiago S.A.
   7.000%                         07/18/07            3,730            3,114,550
Cable & Wireless Communications Notes
   6.625%                         03/06/05              955              962,162
Empresa Nacional Electric
   7.750%                         07/15/08            2,400            2,277,000
Export-Import Bank Korea
   6.500%                         11/15/06            2,185            1,969,231
Korea Development Bank
   7.375%                         09/17/04            1,415            1,291,188
Korea Electric Power Global
   6.375%                         12/01/03            1,455            1,254,938
Racers QHEL Series 1997, Class A-1
   9.499%                         05/15/17            1,115            1,122,471
                                                                    ------------
TOTAL YANKEE BONDS
   (Cost $13,089,052)                                                 11,991,540
                                                                    ------------
U.S. TREASURY OBLIGATIONS -- 15.0%
U.S. TREASURY BILLS* -- 0.1%
   3.920%                         04/15/99              100               98,841
   4.430%                         05/27/99              250              245,650
                                                                    ------------
                                                                         344,491
                                                                    ------------
U.S. TREASURY NOTES -- 13.4%
   6.750%                         04/30/00            2,000            2,053,015
   6.375%                         05/15/00            4,440            4,541,394
   5.500%                         12/31/00            1,200            1,220,525
   6.500%                         08/31/01            9,075            9,500,195
   6.375%                         09/30/01              500              522,269
   7.500%                         11/15/01            1,650            1,776,350
   5.875%                         11/30/01              790              817,051
   6.625%                         04/30/02            1,215            1,287,176
   6.500%                         05/31/02           15,860           16,762,786
   5.750%                         10/31/02            1,500            1,555,974
   6.500%                         05/15/05            1,200            1,315,433
   7.000%                         07/15/06            3,900            4,452,643
                                                                    ------------
                                                                      45,804,811
                                                                    ------------

--------------------------------------------------------------------------------
  COUPON                                              PAR
   RATE                           MATURITY           (000)         VALUE(DAGGER)
  ------                          --------           -----         -------------
U.S. TREASURY OBLIGATIONS (CONTINUED)
U.S. TREASURY STRIPS -- 1.5%
   0.000%                         02/15/03          $ 6,000         $  4,958,158
                                                                    ------------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $50,388,204)                                                 51,107,460
                                                                    ------------
                                                    SHARES
                                                    ------
TEMPORARY INVESTMENTS -- 0.2%
Goldman Sachs Financial Square
  Money Market Portfolio                            105,452              105,452
Goldman Sachs Institutional
  Liquid Assets Money Market
  Portfolio                                         387,309              387,309
J.P. Morgan Institutional Prime
  Money Market Portfolio                             42,784               42,784
                                                                    ------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $535,545)                                                       535,545
                                                                    ------------
TOTAL INVESTMENTS -- 100.1%
   (Cost $339,711,927)                                               341,923,541
                                                                    ------------
LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.1%)                         (250,840)
                                                                    ------------
NET ASSETS -- 100.0%
Applicable to 32,717,683 and 452,247
   shares outstanding of Institutional
   Class and Class A, respectively,
   $.001 par value; 200,000,000
   authorized shares (Note 7)                                       $341,672,701
                                                                    ============
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER INSTITUTIONAL CLASS SHARE
  ($337,014,450/32,717,683)                                               $10.30
                                                                          ======
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER CLASS A SHARE ($4,658,251/452,247)                            $10.30
                                                                          ======
--------
(DAGGER) See Note 2a to the Financial Statements.
* Securities pledged as collateral for futures contracts.
MTN -- Medium Term Note.
IO -- Interest Only Security.
PO -- Principal Only Security; interest rate is effective yield.

                                                  NUMBER OF          UNREALIZED
                                                  CONTRACTS         DEPRECIATION
                                                  ---------         ------------
Futures Contracts -- Long Position
  U.S. Treasury Notes, March 1999                       178             $(9,734)
                                                        ===             ========

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                    BOND FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
  COUPON                                              PAR
   RATE                           MATURITY           (000)         VALUE(DAGGER)
  ------                          --------           -----         -------------
ASSET-BACKED SECURITIES -- 22.2%
AESOP Funding II Series 1997-1,
  Class A1
   6.220%                         10/20/01          $ 2,000          $ 2,033,138
AK Bank Series 1998-A, Class 1
   7.848%                         07/15/05            1,300            1,165,531
Banco Nacional de Mexico, S.A.
  Series 1996-A, Class A1
   6.250%                         12/01/03            2,000            1,990,312
BankAmerica Manufactured
  Housing Contract Series 1998-2,
  Class B1
   7.930%                         11/10/28            2,284            1,919,631
Bridgestone/Firestone Master Trust
  Series 1996-1, Class A
   6.170%                         07/01/03            2,080            2,104,656
Capita Equipment Receivables Trust
  Series 1996-1, Class A4
   6.280%                         06/15/00              500              502,731
Case Equipment Loan Trust
  Series 1997-A, Class B
   6.700%                         03/15/04              750              772,439
Charming Shoppes Master Trust
  Series 1997-1, Class A
   5.885%                         04/15/06            2,500            2,492,969
Chemical Credit Card Master Trust
  Series 1995-2, Class A
   6.230%                         06/15/03              610              620,421
Citibank Credit Card Master Trust I
  Series 1997-2, Class B
   6.700%                         02/15/04            1,000            1,031,593
Citibank Credit Card Master Trust I
  Series 1998-1, Class A
   5.750%                         01/15/03            2,250            2,274,460
Comed Transitional Funding Trust
  Series 1998-1, Class A7
   5.740%                         12/25/10            2,615            2,609,688
First Bankcard Credit Card Master
  Trust Private Placement
  Series 1997-1, Class A
   5.705%                         05/15/03            1,000              997,187
First Plus Home Loan Trust
  Series 1997-3, Class A6
   7.080%                         07/10/17            1,125            1,210,089
First USA Credit Card Master Trust
  Series 1997-6, Class A
   6.420%                         03/17/05              150              153,438
Green Tree Financial Corp.
  Series 1997-4, Class A5
   6.880%                         02/15/29            2,000            2,052,423
Green Tree Financial Corp.
  Series 1997-7, Class A8
   6.860%                         08/15/29            3,399            3,439,625
Household Credit Card Master Trust I
  Series 1995-1, Class A
   5.448%                         12/15/02              780              782,184
MBNA Corp. Series 1998-C, Class C
   6.350%                         11/15/05            1,250            1,251,172


--------------------------------------------------------------------------------
  COUPON                                              PAR
   RATE                           MATURITY           (000)         VALUE(DAGGER)
  ------                          --------           -----         -------------
ASSET-BACKED SECURITIES (CONTINUED)
Metris Master Trust Series 1997-1, Class A
   6.870%                         10/20/05          $ 3,350          $ 3,460,826
Rental Car Funding Corp.
  Series 1997-1, Class A3
   6.600%                         09/25/07            3,447            3,450,770
SBC Glacier Finance Ltd.
  Series 1997-1, Class A
   5.404%                         09/10/04            1,500            1,467,000
Standard Credit Card Master Trust
  Series 1994-3, Class B
   7.000%                         04/07/01              400              401,459
Team Fleet Financing Corp.
  Series 1997-1, Class A
   7.350%                         05/15/03            1,250            1,303,525
The Money Store Home Equity Trust
  Series 1994-B, Class A3
   7.100%                         11/15/16              421              426,023
Toyota Auto Lease Trust
  Series 1997-A, Class B
   6.750%                         04/26/04            1,500            1,490,625
                                                                  --------------
TOTAL ASSET-BACKED SECURITIES
   (Cost $41,457,214)                                                 41,403,915
                                                                  --------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 31.8%
Asset Securitization Corp.
  Series 1997-D4, Class PS1 IO
   1.018%                         04/14/29           16,176            1,099,473
Chase Commercial Mortgage Securities
  Corp  Series 1997-1, Class A1
   7.270%                         07/19/04            1,543            1,609,199
Chase Mortgage Finance Corp.
  Series 1993-0, Class A5
   6.600%                         12/25/09              806              823,152
Citicorp Mortgage Securities, Inc.
  Series 1993-13, Class A4
   6.042%                         11/25/08            2,478            2,484,646
Citicorp Mortgage Securities, Inc.
  Series 1993-13, Class A5
   6.659%                         11/25/08              833              805,434
Citicorp Mortgage Securities, Inc.
  Series 1993-13, Class A6
   8.500%                         11/25/08              502              513,747
Countrywide Funding Corp.
  Series 1994-11, Class A12
   9.913%                         05/25/24              307              315,513
DLJ Commercial Mortgage Corp.
  Series 1998-CF2, Class S IO
   0.851%                         11/12/31           28,510            1,674,967
DLJ Mortgage Acceptance Corp.
  Series 1996-M, Class A1
   8.372%                         11/28/11              755              776,260
DLJ Mortgage Acceptance Corp.
  Series 1998-A, Class A2
   7.049%                         05/25/28            2,131            2,140,478
Federal Home Loan Mortgage Corp.
  Series 1735, Class L
   6.500%                         06/15/24            3,158            3,182,808

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                    BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
  COUPON                                              PAR
   RATE                           MATURITY           (000)         VALUE(DAGGER)
  ------                          --------           -----         -------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
Federal Home Loan Mortgage Corp.
  Series 1848, Class PG
   7.000%                         05/15/26          $ 4,773          $ 4,855,573
Federal Home Loan Mortgage Corp.
  Series 1865, Class PE
   7.000%                         07/15/26              750              770,694
Federal Home Loan Mortgage Corp.
  Series 1871, Class H
   7.000%                         11/15/12            1,000            1,037,517
Federal Home Loan Mortgage Corp.
  Series 2021, Class PQ
   6.000%                         09/15/23            5,696            5,696,007
Federal National Mortgage Association
  Series 110, Class 2 IO
   9.000%                         11/25/19            1,852              404,887
Federal National Mortgage Association
  Series 145, Class 1 PO
  10.839%                         06/25/22            1,891            1,612,253
Federal National Mortgage Association
  Series 1992-216, Class ZB
   7.000%                         12/25/22              593              593,856
Federal National Mortgage Association
  Series 1993-167, Class SL
   7.000%                         01/25/22            2,200            2,183,500
Federal National Mortgage Association
  Series 1993-210, Class S
  10.094%                         11/25/23            1,145            1,126,823
Federal National Mortgage Association
  Series 1993-220, Class SE
   6.365%                         11/25/13            4,311            4,181,940
Federal National Mortgage Association
  Series 1994-30, Class H
   6.250%                         11/25/22            2,550            2,600,485
Federal National Mortgage Association
  Series 1996-53, Class PE
   6.500%                         11/18/10            2,375            2,447,464
Federal National Mortgage Association
  Series 1997-20 IO
   1.840%                         03/25/27           12,878              434,617
GE Capital Mortgage Services, Inc.
  Series 1994-10, Class A23
   6.500%                         03/25/24            2,579            2,574,693
GE Capital Mortgage Services, Inc.
  Series 1997-5, Class A2
   7.500%                         06/25/27            2,000            2,016,562
Merrill Lynch Mortgage Investors, Inc.
  Series 1998-C2, Class A1
   6.220%                         02/15/30            1,112            1,117,539
Norwest Asset Securities Corp.
  Series 1997-10, Class A6
   6.750%                         08/25/27            2,100            2,107,875
PNC Mortgage Securities Corp.
  Series 1997-5, Class A8
   6.750%                         10/25/27            2,188            2,202,308
Residential Asset Securitization Trust
  Series 1997-A8, Class A3
   7.000%                         10/25/27            1,069            1,078,392


--------------------------------------------------------------------------------
  COUPON                                              PAR
   RATE                           MATURITY           (000)         VALUE(DAGGER)
  ------                          --------           -----         -------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
Residential Funding Mortgage Security I
  Series 1993-S20, Class A11
   7.250%                         06/25/08          $ 1,901         $  1,976,080
Residential Funding Mortgage Security I
  Series 1996-S4, Class A13
   7.250%                         02/25/26            2,664            2,743,404
                                                                    ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
   (Cost $58,169,646)                                                 59,188,146
                                                                    ------------
MORTGAGE-BACKED SECURITIES -- 5.1%
Federal National Mortgage Association
  Pool #305555
   9.000%                         01/01/25              250              265,964
Federal National Mortgage Association
  Pool #359740
   7.000%                         10/01/26              224              229,170
Federal National Mortgage Association
  Pool #364248
   7.000%                         01/01/27              318              325,100
Federal National Mortgage Association
  Pool #364731
   7.000%                         12/01/26              246              252,215
Government National Mortgage Association
   7.000%                         01/15/29            1,890            1,934,297
Government National Mortgage Association
  Pool #780167
   7.000%                         12/15/24            6,244            6,397,801
                                                                    ------------
TOTAL MORTGAGE-BACKED SECURITIES
   (Cost $9,294,174)                                                   9,404,547
                                                                    ------------
CONVERTIBLE CORPORATE BONDS -- 1.0%
Bell Atlantic Financial Services
  (Cost $1,750,000)
   4.250%                         09/15/05            1,750            1,811,250
                                                                    ------------
CORPORATE BONDS -- 21.2%
ELECTRIC -- 0.6%
Public Service Electric & Gas Co.
   6.500%                         05/01/04            1,000            1,061,250
                                                                    ------------
FINANCE - BANK -- 1.5%
BankBoston Corp.
   6.375%                         04/15/08            2,185            2,187,731
Mellon Financial Co.
   6.300%                         06/01/00              500              508,125
                                                                    ------------
                                                                       2,695,856
                                                                    ------------
FINANCE - NON-BANK -- 3.7%
American General Institutional
  Capital Securities Series A
   7.570%                         12/01/45              590              642,362
Associates Corp. of North America
  Euro Bond
   6.875%                         06/20/02              355              365,650
Commercial Credit Co.
   7.750%                         03/01/05              210              230,475
Lehman Brothers Holdings, Inc.
   8.800%                         03/01/15              630              694,575

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                    BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
  COUPON                                              PAR
   RATE                           MATURITY           (000)         VALUE(DAGGER)
  ------                          --------           -----         -------------
CORPORATE BONDS (CONTINUED)
FINANCE - NON-BANK (CONTINUED)
PaineWebber Group, Inc.
   6.750%                         02/01/06          $ 1,000         $  1,016,250
Salomon Smith Barney Holdings, Inc.
   5.875%                         02/01/01              200              201,500
   6.500%                         10/15/02              200              205,000
SunAmerica, Inc.
   5.600%                         07/31/97              480              418,200
U.S. West Capital Funding, Inc.
   6.875%                         07/15/28            1,740            1,835,700
Xerox Credit Corp. Euro Bond
   5.400%                         09/11/00            1,300            1,303,250
                                                                    ------------
                                                                       6,912,962
                                                                    ------------
INDUSTRIAL -- 12.2%
A.H. Belo Corp.
   7.250%                         09/15/27            1,500            1,550,625
Air Products & Chemicals, Inc.
   6.862%                         10/25/03            2,250            2,390,625
Archer-Daniels-Midland Co.
   6.750%                         12/15/27              620              671,925
Boston University
   7.625%                         07/15/97              410              467,912
Cox Communications, Inc.
   6.690%                         09/20/04            1,800            1,881,000
Ford Motor Co.
   7.400%                         11/01/46            1,055            1,178,962
General Motors Corp.
   6.750%                         05/01/28              830              861,125
Hertz Corp.
   6.500%                         04/01/00              500              505,000
Honeywell, Inc.
   7.350%                         05/15/00              200              206,000
International Business Machines Corp.
   6.500%                         01/15/28            1,720            1,812,450
James River Corp.
   6.700%                         11/15/03            2,000            2,062,500
Monsanto Co.
   5.750%                         12/01/05            1,130            1,122,937
   5.875%                         12/01/08              870              870,000
Nordstrom, Inc.
   6.950%                         03/15/28              585              609,862
Procter & Gamble Co. Euro Bond
   9.625%                         01/14/01              400              436,000
Sears, Roebuck Acceptance Corp.
   6.020%                         02/20/03            1,350            1,373,625
Tyco International Group
   7.000%                         06/15/28            1,730            1,755,950
Wal-Mart Stores, Inc.
   9.100%                         07/15/00              100              105,875
Wal-Mart Stores, Inc. Euro Bond
   6.750%                         05/24/02              125              129,453


--------------------------------------------------------------------------------
  COUPON                                              PAR
   RATE                           MATURITY           (000)         VALUE(DAGGER)
  ------                          --------           -----         -------------
CORPORATE BONDS (CONTINUED)
INDUSTRIAL (CONTINUED)
Walt Disney Co.
   6.375%                         03/30/01 $            500       $      514,375
Xerox Capital Trust I
   8.000%                         02/01/27              810              893,025
Xerox Corp. Euro Bond
   5.750%                         07/21/00            1,310            1,319,825
                                                                  --------------
                                                                      22,719,051
                                                                  --------------
OIL -- 0.7%
Petro Mexicanos Finance, Ltd.
   5.720%                         11/15/03            1,365            1,365,000
                                                                  --------------
OTHER UTILITIES -- 0.1%
KN Energy, Inc.
   6.450%                         03/01/03              130              130,488
                                                                  --------------
TELEPHONES -- 1.5%
Airtouch Communications, Inc. Notes
   6.650%                         05/01/08              450              478,125
BellSouth Telecommunications, Inc.
   7.625%                         05/15/35              215              236,231
New England Telephone &
  Telegraph Co.
   7.875%                         11/15/29            1,720            2,104,850
                                                                  --------------
                                                                       2,819,206
                                                                  --------------
TRANSPORTATION -- 0.9%
CSX Corp.
   7.250%                         05/01/27            1,610            1,738,800
                                                                  --------------
TOTAL CORPORATE BONDS
   (Cost $38,396,070)                                                 39,442,613
                                                                  --------------
SUPRANATIONAL BONDS -- 1.1%
African Development Bank
  (Cost $2,054,825)
   7.750%                         12/15/01            2,000            2,130,000
                                                                  --------------
YANKEE BONDS -- 4.9%
Banco Santiago S.A.
   7.000%                         07/18/07            1,610            1,344,350
Cable & Wireless Communications Notes
   6.625%                         03/06/05              465              468,488
Empresa Nacional Electric
   7.750%                         07/15/08            1,700            1,612,875
Export-Import Bank Korea
   6.500%                         11/15/06              240              216,300
Hydro-Quebec
   8.050%                         07/07/24              220              267,575
Korea Development Bank
   7.375%                         09/17/04            1,045              953,563

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                    BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
  COUPON                                              PAR
   RATE                           MATURITY           (000)         VALUE(DAGGER)
  ------                          --------           -----         -------------
YANKEE BONDS (CONTINUED)
Korea Electric Power Global
   6.375%                         12/01/03 $            605          $   521,813
Racers QHEL Series 1997, Class A-1
   9.499%                         05/15/17            1,050            1,057,035
Sony Corp.
   6.125%                         03/04/03            2,210            2,262,488
United Utilities P.L.C.
   6.450%                         04/01/08              500              511,250
                                                                     -----------
TOTAL YANKEE BONDS
   (Cost $9,601,914)                                                   9,215,737
                                                                     -----------
U.S. TREASURY OBLIGATIONS -- 7.4%
U.S. TREASURY BILLS* -- 0.2%
   4.330%                         03/25/99              250              247,589
   3.920%                         04/15/99              200              197,683
                                                                     -----------
                                                                         445,272
                                                                     -----------
U.S. TREASURY BONDS -- 2.5%
   8.750%                         08/15/20            3,250            4,623,215
                                                                     -----------
U.S. TREASURY NOTES -- 4.7%
   6.375%                         05/15/00            1,000            1,022,837
   6.500%                         05/31/01              500              521,360
   6.500%                         08/31/01            2,635            2,758,459
   7.500%                         11/15/01              510              549,054
   7.000%                         07/15/06            3,395            3,876,083
                                                                     -----------
                                                                       8,727,793
                                                                     -----------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $13,623,365)                                                 13,796,280
                                                                     -----------
MUNICIPAL BONDS -- 0.8%
Massachusetts State Turnpike Authority
  Metropolitan Highway System
  Revenue Bonds Series A
  (Cost $1,549,779)
   5.000%                         01/01/37            1,600            1,558,000
                                                                     -----------


--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
TEMPORARY INVESTMENTS -- 4.9%
Goldman Sachs Financial Square
  Money Market Portfolio                          4,335,860         $  4,335,860
Goldman Sachs Institutional Liquid
  Assets Money Market Portfolio                   4,814,252            4,814,252
J.P. Morgan Institutional Prime
  Money Market Portfolio                             26,926               26,926
                                                                    ------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $9,177,038)                                                   9,177,038
                                                                    ------------
TOTAL INVESTMENTS -- 100.4%
   (Cost $185,074,025)                                               187,127,526
                                                                    ------------
LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.4%)                         (730,089)
                                                                    ------------
NET ASSETS -- 100.0%
Applicable to 18,031,428 and 251,699
   shares of beneficial interest outstanding
   of Institutional Class and Class A,
   respectively, $.001 par value (Note 7)                           $186,397,437
                                                                    ============
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER INSTITUTIONAL CLASS SHARE
  ($183,831,362/18,031,428)                                               $10.20
                                                                          ======
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER CLASS A SHARE ($2,566,075/251,699)                            $10.20
                                                                          ======
--------
(DAGGER) See Note 2a to the Financial Statements.
* Securities pledged as collateral for futures contracts.
IO -- Interest Only Security.
PO -- Principal Only Security; interest rate is effective yield.

                                                  NUMBER OF          UNREALIZED
                                                  CONTRACTS         DEPRECIATION
                                                  ---------         ------------
Futures Contracts - Long Position
   U.S. Treasury Notes, March 1999                      135             $(7,383)
                                                        ===             ========

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                        INTERMEDIATE GOVERNMENT BOND FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
  COUPON                                              PAR
   RATE                           MATURITY           (000)         VALUE(DAGGER)
  ------                          --------           -----         -------------
AGENCY OBLIGATIONS -- 40.3%
AID - Israel Guaranteed Notes
   6.050%                         08/15/00           $1,590         $  1,618,101
Banco Vivienda del Peru
   9.980%                         08/01/08            3,400            4,016,145
Federal Farm Credit Bank
   7.170%                         04/25/02            3,500            3,724,210
Federal Home Loan Bank
   5.625%                         03/19/01            3,500            3,557,348
   5.655%                         07/10/01            3,500            3,562,655
   4.860%                         10/05/01            3,500            3,497,078
Federal Home Loan Mortgage Corp.
   4.750%                         12/14/01            3,000            2,994,224
   7.010%                         07/11/07              850              898,051
Federal National Mortgage Association
   4.625%                         10/15/01              925              920,535
   5.900%                         10/10/02            3,300            3,399,386
   5.750%                         06/15/05            2,000            2,073,936
Honduras Aid
  13.000%                         06/01/01            1,037            1,114,985
Private Export Funding Corp.
   7.030%                         10/31/03            1,650            1,794,375
Rowan Cos., Inc.
   6.150%                         07/01/10            4,388            4,477,954
Small Business Administration
  Participation Certificates,
  Series 1995-20J, Class 1
   6.850%                         10/01/15            3,127            3,248,238
Small Business Administration
  Participation Certificates,
  Series 1997-10C, Class 1
   6.950%                         05/01/07            1,412            1,482,482
                                                                    ------------
TOTAL AGENCY OBLIGATIONS
   (Cost $41,513,654)                                                 42,379,703
                                                                    ------------
ASSET-BACKED SECURITIES -- 9.0%
BankBoston Marine Asset Backed
  Trust Series 1997-2, Class A3
   6.320%                         03/15/06            1,460            1,461,474
Citibank Credit Card Master Trust I
  Series 1998-1, Class A
   5.750%                         01/15/03            1,455            1,470,817
Citibank Credit Card Master Trust I
  Series 1998-6, Class A
   5.850%                         04/10/03              400              404,864
Contimortgage Home Equity Loan
  Trust Series 1998-2 A5
   6.280%                         09/15/16            2,500            2,515,234
Green Tree Home Equity Loan Trust
  Series 1998-A, Class A5 IO
   8.000%                         06/15/29           10,000            1,562,500
Metris Master Trust Series 1997-1,
  Class A
   6.870%                         10/20/05            2,000            2,066,165
                                                                    ------------
TOTAL ASSET-BACKED SECURITIES
   (Cost $9,424,081)                                                   9,481,054
                                                                    ------------


--------------------------------------------------------------------------------
  COUPON                                              PAR
   RATE                           MATURITY           (000)         VALUE(DAGGER)
  ------                          --------           -----         -------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 15.1%
DLJ Mortgage Acceptance Corp.
  Series 1998-A, Class A2
   7.049%                         05/25/28           $1,727         $  1,734,224
Federal National Mortgage Association
  Series 1990-96, Class E
   9.670%                         01/25/17              341              344,941
Federal National Mortgage Association
  Series 1993-167, Class SL
   6.923%                         01/25/22            1,390            1,379,575
Federal National Mortgage Association
  Series 1996-M4, Class A
   7.750%                         03/17/17              755              776,879
Federal National Mortgage Association
  Series 1997-20 IO
   1.840%                         03/25/27            8,684              293,091
Federal National Mortgage Association
  Series 1997-M2, Class A
   7.350%                         09/17/03            2,841            2,927,760
Federal National Mortgage Association
  Series 1997-M5, Class C
   6.740%                         08/25/07            3,000            3,283,754
Federal National Mortgage Association
  Series 1998-M2, Class CP1 IO
   0.946%                         02/25/02           51,375            1,356,621
Federal National Mortgage Association
  Series 1998-T1, Class A
   6.795%                         12/28/28            2,486            2,512,836
Residential Funding Mortgage Security I
  Series 1996-S4, Class A13
   7.250%                         02/25/26            1,211            1,247,002
                                                                    ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
   (Cost $15,853,017)                                                 15,856,683
                                                                    ------------
MORTGAGE-BACKED SECURITIES -- 20.5%
Federal Home Loan Mortgage Corp.
  Pool #W10002
   6.775%                         11/01/03            3,070            3,218,703
Federal Home Loan Mortgage Corp.
  Pool #865008
   8.454%                         02/01/18               41               42,637
Federal National Mortgage Association
  Pool #8217
  11.000%                         12/01/15            1,228            1,371,724
Federal National Mortgage Association
  Pool #73738
   6.825%                         11/01/01            3,730            3,853,781
Federal National Mortgage Association
  Pool #73755
   6.890%                         01/01/02            2,866            2,944,301
Federal National Mortgage Association
  Pool #303724
   6.000%                         01/01/11            2,938            2,973,600
Federal National Mortgage Association
  Pool #375255
   6.920%                         07/01/04              988            1,033,892

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                        INTERMEDIATE GOVERNMENT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
  COUPON                                              PAR
   RATE                           MATURITY           (000)         VALUE(DAGGER)
  ------                          --------           -----         -------------
MORTGAGE-BACKED SECURITIES (CONTINUED)
Government National Mortgage
  Association Pool #8720
   7.000%                         10/20/25 $            260         $    264,881
Government National Mortgage
  Association Pool #162989
   9.000%                         05/15/16               14               14,781
Government National Mortgage
  Association Pool #227125
   9.000%                         07/15/17               85               91,294
Government National Mortgage
  Association Pool #346458
   8.000%                         03/15/23              196              204,533
Government National Mortgage
  Association Pool #352110
   7.000%                         08/15/23            2,732            2,810,952
Government National Mortgage
  Association Pool #780389
   9.000%                         08/15/09            2,587            2,800,885
                                                                    ------------
TOTAL MORTGAGE-BACKED SECURITIES
   (Cost $20,813,825)                                                 21,625,964
                                                                    ------------
U.S. TREASURY OBLIGATIONS -- 12.4%
U.S. TREASURY BILLS*-- 0.3%
   4.330%                         03/25/99              250              247,589
                                                                    ------------
U.S. TREASURY BONDS -- 11.1%
   8.875%                         08/15/17            2,659            3,747,042
   8.750%                         08/15/20            5,250            7,468,270
   6.750%                         08/15/26              400              479,625
                                                                    ------------
                                                                      11,694,937
                                                                    ------------
U.S. TREASURY NOTES -- 1.0%
   7.000%                         07/15/06              955            1,090,327
                                                                    ------------
TOTAL U S. TREASURY OBLIGATIONS
   (Cost $12,488,906)                                                 13,032,853
                                                                    ------------


--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
TEMPORARY INVESTMENTS -- 1.5%
Goldman Sachs Financial Square
  Treasury Obligation Portfolio
  (Cost $1,605,252)                               1,605,252         $  1,605,252
                                                                    ------------
TOTAL INVESTMENTS -- 98.8%
   (Cost $101,698,735)                                               103,981,509
                                                                    ------------
OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.2%                           1,306,807
                                                                    ------------
NET ASSETS -- 100.0%
Applicable to 6,211,208 and 128,036
   shares of beneficial interest
   outstanding of Institutional Class
   and Class A, respectively,
   $.001 par value (Note 7)                                         $105,288,316
                                                                    ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER INSTITUTIONAL
  CLASS SHARE ($103,161,791/6,211,208)                                    $16.61
                                                                          ======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER CLASS A SHARE
  ($2,126,525/128,036)                                                    $16.61
                                                                          ======
--------
(DAGGER) See Note 2a to the Financial Statements.
* Security pledged as collateral for futures contracts.
IO - Interest Only Security.

                                                  NUMBER OF          UNREALIZED
                                                  CONTRACTS         DEPRECIATION
                                                  ---------         ------------
Futures Contracts -- Long Position
   U.S. Treasury Notes, March 1999                       65             $(3,555)
                                                        ===             ========

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                        INTERMEDIATE TAX-EXEMPT BOND FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
 ANNUALIZED                                           PAR
 YIELD/RATE                       MATURITY           (000)         VALUE(DAGGER)
 ----------                       --------           -----         -------------
MUNICIPAL BONDS -- 99.7%
ARIZONA -- 3.5%
Salt River Project, Arizona, Agriculture
  & Improvement District Revenue
  Bonds Series B
   6.500%                         01/01/04           $6,050       $    6,760,875
University of Arizona Revenue Bonds
   6.450%                         06/01/07            1,000            1,095,000
                                                                  --------------
                                                                       7,855,875
                                                                  --------------
CALIFORNIA -- 6.1%
Central Coast Water Authority, California
  Revenue Bonds (State Water Project
  Regional Facilities)
   6.500%                         10/01/14            6,000            6,697,500
Metropolitan Water District, Southern
  California Waterworks Revenue
  Bonds Series C
   5.250%                         07/01/15            4,000            4,155,000
Redding, California, Joint Powers
  Financing Authority Electric System
  Revenue Bonds Series A
   5.250%                         06/01/15            3,000            3,108,750
                                                                  --------------
                                                                      13,961,250
                                                                  --------------
COLORADO -- 1.5%
Denver, Colorado, City & County Airport
  Revenue Bonds Series A
   7.500%                         11/15/06            3,000            3,453,750
                                                                  --------------
CONNECTICUT -- 1.4%
Connecticut State Clean Water
  Revenue Bonds
   5.250%                         03/01/15            3,000            3,105,000
                                                                  --------------
DELAWARE -- 1.7%
Delaware State General Obligation
  Bonds
   6.125%                         04/01/01            3,700            3,898,875
                                                                  --------------
FLORIDA -- 7.1%
Broward County, Florida, School
  Board Certificates of Participation
  Revenue Bonds Series C
   5.750%                         07/01/05            4,615            5,047,656
Florida State Department of
  Transportation-Right of Way General
  Obligation Bond Series B
   5.000%                         07/01/15            5,105            5,200,719
Gainesville, Florida, Utilities System
  Revenue Bonds Series A
   5.750%                         10/01/07            1,500            1,668,750
Inland Protection Financing Corp.,
  Florida, Special Obligation Revenue
  Bonds
   5.000%                         07/01/02            4,000            4,160,000
                                                                  --------------
                                                                      16,077,125
                                                                  --------------


--------------------------------------------------------------------------------
 ANNUALIZED                                           PAR
 YIELD/RATE                       MATURITY           (000)         VALUE(DAGGER)
 ----------                       --------           -----         -------------
MUNICIPAL BONDS (CONTINUED)
ILLINOIS -- 6.6%
Chicago, Illinois, Metropolitan Water
  Reclamation District-Greater Chicago
  Capital Improvement General
  Obligation Bonds
   6.050%                         12/01/09           $1,000       $    1,152,500
Illinois Development Finance Authority
  School District PG-Rockford School
  205 Revenue Bonds
   6.550%                         02/01/09            1,000            1,173,750
Illinois State Toll Highway Authority
  Revenue Bonds Series A
   5.500%                         01/01/13           10,000           10,875,000
Lake & McHenry Counties, Illinois,
  Community United School District No. 118
  General Obligation Bonds
   0.000%                         02/01/11            1,280              724,800
Palatine, Illinois, Tax Increment Revenue
  Bonds (Dundee Road Redevelopment
  Projects)
   5.250%                         01/01/17            1,000            1,013,750
                                                                  --------------
                                                                      14,939,800
                                                                  --------------
INDIANA -- 4.8%
Anderson, Indiana, Economic
  Development Revenue Bonds
  (Anderson University Project)
   5.000%                         10/01/07            1,010              988,537
   5.000%                         10/01/08            1,015              992,162
Indiana Health Facility Financing
  Authority Hospital Revenue Bonds
  (Clarian Health Partners) Series A
   6.000%                         02/15/05            4,000            4,365,000
Indiana Municipal Power Agency,
  Power Supply System Revenue
  Bonds Series B
   6.000%                         01/01/11            3,000            3,386,250
Purdue University, Indiana, Higher
  Education Revenue Bonds Series P
   5.250%                         07/01/12            1,000            1,068,750
                                                                  --------------
                                                                      10,800,699
                                                                  --------------
KANSAS -- 1.3%
Kansas State Department of
  Transportation Highway Revenue
  Bonds
   7.250%                         03/01/04            2,555            2,951,025
                                                                  --------------
LOUISIANA -- 2.7%
Louisiana State General Obligation
  Bonds
   7.750%                         08/01/06            5,000            6,143,750
                                                                  --------------
MASSACHUSETTS -- 5.0%
Malden, Massachusetts, General
  Obligation Bonds
   5.000%                         10/01/11            2,020            2,098,275

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                        INTERMEDIATE TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
 ANNUALIZED                                           PAR
 YIELD/RATE                       MATURITY           (000)         VALUE(DAGGER)
 ----------                       --------           -----         -------------
MUNICIPAL BONDS (CONTINUED)
MASSACHUSETTS (CONTINUED)
Massachusetts Bay, Massachusetts
  Transportation Authority Revenue
  Bonds Series C
   5.500%                         03/01/09           $5,000       $    5,500,000
Massachusetts State Grant Anticipation
  Notes Revenue Bonds Series B
   5.000%                         12/15/08            1,000            1,062,500
Massachusetts State Health &
  Educational Facilities Authority
  Revenue Bonds (Northeastern
  University) Series D
   7.125%                         10/01/10            1,500            1,606,875
Southbridge, Massachusetts,
  General Obligation Bonds
   6.375%                         01/01/12            1,000            1,085,000
                                                                  --------------
                                                                      11,352,650
                                                                  --------------
MICHIGAN -- 6.2%
Chippewa County, Michigan, Hospital
  Finance Revenue Bonds (Chippewa
  County War Memorial Hospital)
  Series A
   5.000%                         11/01/04            1,075            1,100,531
Chippewa County, Michigan, Hospital
  Finance Revenue Bonds (Chippewa
  County War Memorial Hospital)
  Series B
   5.000%                         11/01/04            2,140            2,190,825
Detroit, Michigan, Water Supply
  System Revenue Bonds Series A
   5.300%                         07/01/09            1,000            1,076,250
Fenton, Michigan, Area Public Schools
  General Obligation Bonds
   4.600%                         05/01/12            1,000              992,500
Michigan State Building Authority
  Revenue Bonds Series II
   6.750%                         10/01/07            3,000            3,300,000
Michigan State General Obligation
  Bonds (Environmental Protection
  Program)
   5.000%                         11/01/17            1,000            1,005,000
Michigan State Hospital Finance
  Authority Revenue Bonds (Chelsea
  Community Hospital)
   5.000%                         05/15/12            3,630            3,539,250
Oakland University, Michigan,
  Revenue Bonds
   5.000%                         05/15/10              750              785,625
                                                                  --------------
                                                                      13,989,981
                                                                  --------------
MINNESOTA -- 1.2%
Minneapolis, Minnesota, Special
  School District No. 1, Certificates
  of Participation Revenue Bonds
  Series B
   5.000%                         02/01/12            2,600            2,665,000
                                                                  --------------


--------------------------------------------------------------------------------
 ANNUALIZED                                           PAR
 YIELD/RATE                       MATURITY           (000)         VALUE(DAGGER)
 ----------                       --------           -----         -------------
MUNICIPAL BONDS (CONTINUED)
MISSISSIPPI -- 2.3%
Mississippi Development Bank,
  Municipal Facility Authority Revenue
  Bonds (Natural Gas Project)
   4.125%                         01/01/06           $2,000       $    1,987,500
Mississippi River Bridge Authority
  Revenue Bonds
   6.750%                         11/01/12            3,000            3,292,500
                                                                  --------------
                                                                       5,280,000
                                                                  --------------
MISSOURI -- 1.5%
Kansas City, Missouri, General
  Obligation Bonds (Streetlight
  Project) Series B
   5.000%                         02/01/14            1,990            2,029,800
Mehlville, Missouri, School District
  No. R-9, General Obligation Bonds
   4.300%                         02/15/09            1,500            1,490,625
                                                                  --------------
                                                                       3,520,425
                                                                  --------------
MONTANA -- 2.2%
Forsyth, Montana, Pollution Control
  Revenue Bonds (Portland General
  Electric Co. Project) Series A 1983
   4.600%                         05/01/33            5,000            5,075,000
                                                                  --------------
NEBRASKA -- 1.8%
American Public Energy Agency,
  Gas Supply Revenue Bonds
  (Nebraska Public Gas Agency)
  Series C
   3.700%                         09/01/01            3,080            3,080,000
Omaha, Nebraska, General Obligation
  Bonds
   5.125%                         12/01/99            1,070            1,089,784
                                                                  --------------
                                                                       4,169,784
                                                                  --------------
NEW JERSEY -- 3.2%
New Jersey State Highway Authority,
  Garden State Parkway General
  Revenue Bonds
   6.200%                         01/01/10            5,000            5,737,500
North Jersey District Water Supply
  Revenue Bonds (Wanaque North
  Project) Series B
   6.500%                         11/15/11            1,460            1,584,100
                                                                  --------------
                                                                       7,321,600
                                                                  --------------
NEW MEXICO -- 0.6%
New Mexico State Highway Commission
  Sub Lien Tax Revenue Bonds Series B
   4.500%                         06/15/01            1,350            1,371,938
                                                                  --------------
NEW YORK -- 10.2%
Long Island Power Authority, New York
  Electric System Revenue Bonds
   5.000%                         04/01/08            2,000            2,122,500

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                        INTERMEDIATE TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
 ANNUALIZED                                           PAR
 YIELD/RATE                       MATURITY           (000)         VALUE(DAGGER)
 ----------                       --------           -----         -------------
MUNICIPAL BONDS (CONTINUED)
NEW YORK (CONTINUED)
New York City General Obligation Bonds
  Series A-1
   6.250%                         08/01/05           $2,475       $    2,784,375
New York City General Obligation Bonds
  Series H
   6.000%                         08/01/10            3,000            3,348,750
New York City Municipal Water Finance
  Authority Water & Sewer System
  Revenue Bonds Series A VR
   5.200%                         01/01/99            6,000            6,000,000
New York State General Obligation Bonds
  Series B
   6.375%                         08/15/00            3,750            3,918,750
New York State Thruway Authority
  Highway & Bridge Revenue Bonds
  Series C
   5.000%                         04/01/04            3,140            3,312,700
Westchester County, New York,
  General Obligation Bonds Series D
   4.625%                         11/15/10            1,600            1,640,000
                                                                  --------------
                                                                      23,127,075
                                                                  --------------
NORTH CAROLINA -- 0.3%
Dare County, North Carolina, Utility
  Systems Revenue Bonds Series B
   4.300%                         06/01/09              620              620,000
                                                                  --------------
OHIO -- 8.0%
Butler County, Ohio, Hospital Facility
  Revenue Bonds (Middletown
  Regulatory Hospital Project)
   6.750%                         11/15/10            2,250            2,452,500
Franklin County, Ohio, Revenue Bonds
  Series A
   5.000%                         10/01/16            2,875            2,821,094
Franklin County, Ohio, Revenue Bonds
  Series B
   4.000%                         10/01/02            1,315            1,310,069
   4.000%                         10/01/03            1,000              993,750
   4.000%                         10/01/04            1,420            1,409,350
Greater Cleveland Regional Transportation
  Authority General Obligation Bonds
  Series R
   4.500%                         12/01/13            4,500            4,370,625
University of Toledo, Ohio, General
  Receipts Revenue Bonds Series A
   5.750%                         12/01/08            2,000            2,147,500
Warren, Ohio, Hospital Revenue Bonds
  (Warren General Hospital Project)
  Series B
   7.300%                         11/15/14            2,325            2,720,250
                                                                  --------------
                                                                      18,225,138
                                                                  --------------


--------------------------------------------------------------------------------
 ANNUALIZED                                           PAR
 YIELD/RATE                       MATURITY           (000)         VALUE(DAGGER)
 ----------                       --------           -----         -------------
MUNICIPAL BONDS (CONTINUED)
PENNSYLVANIA -- 2.1%
Pennsylvania State General Obligation
  Bonds
   5.000%                         08/01/06           $4,525       $    4,790,844
                                                                  --------------
SOUTH CAROLINA -- 1.2%
South Carolina State Capital Improvement
  General Obligation Bonds Series V
   6.500%                         02/01/00            2,635            2,693,154
                                                                  --------------
TENNESSEE -- 3.1%
Kingsport, Tennessee, General Obligation
  Bonds
   4.500%                         09/01/05            1,000            1,026,250
Tennessee State General Obligation
  Bonds
   5.000%                         05/01/08            5,700            5,985,000
                                                                  --------------
                                                                       7,011,250
                                                                  --------------
TEXAS -- 3.9%
Bexar County, Texas, Detention
  Facilities General Obligation Bonds
   7.250%                         06/15/04            1,000            1,162,500
Garland, Texas, General Obligation Bonds
   5.500%                         02/15/06            1,000            1,085,000
North Forest, Texas, Independent School
  District General Obligation Bonds
   5.500%                         08/15/07            1,320            1,443,750
University of Texas Revenue Bonds
   5.000%                         07/01/16            3,000            3,026,250
West Central Texas Municipal Water
  District Revenue Bonds, Water
  Transmission Line Contract
   6.750%                         11/01/03            2,000            2,252,500
                                                                  --------------
                                                                       8,970,000
                                                                  --------------
UTAH -- 3.1%
Jordan, Utah, School District General
  Obligation Bonds
   5.000%                         06/15/01            1,670            1,722,188
Utah State General Obligation Bonds
   6.000%                         07/01/01            5,000            5,287,500
                                                                  --------------
                                                                       7,009,688
                                                                  --------------
VIRGINIA -- 2.9%
Norfolk, Virginia, Water Revenue Bonds
   4.750%                         11/01/14            2,000            1,987,500
   5.000%                         11/01/15            1,000            1,005,000
Virginia College Building Authority,
  Educational Facilities Revenue Bonds
  (Marymount University Project)
   4.400%                         07/01/10            1,500            1,483,125
   5.000%                         07/01/14            2,000            2,017,500
                                                                  --------------
                                                                       6,493,125
                                                                  --------------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                        INTERMEDIATE TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
 ANNUALIZED                                           PAR
 YIELD/RATE                       MATURITY           (000)         VALUE(DAGGER)
 ----------                       --------           -----         -------------
MUNICIPAL BONDS (CONTINUED)
WASHINGTON -- 2.6%
King County, Washington, Public Hospital
  District No. 2, General Obligation Bonds
   5.125%                         12/01/11           $2,485       $    2,603,038
Washington State Motor Vehicle Fuel
  Tax General Obligation Bonds Series F
   5.300%                         07/01/13            1,000            1,042,500
Washington State Public Power Supply
  System Nuclear Project No. 2
  Revenue Bonds
   5.750%                         07/01/09            2,000            2,205,000
                                                                  --------------
                                                                       5,850,538
                                                                  --------------
WISCONSIN -- 1.6%
Hartford, Wisconsin, Sewer System
  Revenue Bonds
   4.750%                         04/01/03            1,225            1,234,188
Wisconsin State Transportation
  Revenue Bonds Series A
   7.500%                         07/01/04            2,000            2,337,500
                                                                  --------------
                                                                       3,571,688
                                                                     -----------
TOTAL MUNICIPAL BONDS
   (Cost $221,124,305)                                               226,296,027
                                                                     -----------


--------------------------------------------------------------------------------
                                                    SHARES        VALUE(DAGGER)
                                                    ------        -------------
TEMPORARY INVESTMENTS -- 0.4%
Federated Tax-Free Obligation Fund                  447,889        $    447,889
Goldman Sachs Financial Square
  Tax-Exempt Money Market Portfolio                 356,893             356,893
                                                                   ------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $804,782)                                                      804,782
                                                                   ------------
TOTAL INVESTMENTS -- 100.1%
   (Cost $221,929,087)                                              227,100,809
                                                                   ------------
LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.1%)                         (113,695)
                                                                   ------------
NET ASSETS -- 100.0%
Applicable to 21,131,488 and 84,108
   shares of beneficial interest outstanding
   of Institutional Class and Class A,
   respectively, $.001 par value (Note 7)                          $226,987,114
                                                                   ============
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER INSTITUTIONAL CLASS SHARE
  ($226,087,241/21,131,488)                                              $10.70
                                                                         ======
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER CLASS A  SHARE ($899,873/84,108)                             $10.70
                                                                         ======
--------
(DAGGER) See Note 2a to the Financial Statements.
VR -- Variable rate demand note; interest rate in effect on 12/31/98. Maturity date is the later of the next interest rate change or excercise of the demand feature.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                              TAX-EXEMPT BOND FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
 ANNUALIZED                                           PAR
 YIELD/RATE                       MATURITY           (000)         VALUE(DAGGER)
 ----------                       --------           -----         -------------
MUNICIPAL BONDS -- 98.9%
ARIZONA -- 3.3%
Maricopa County, Arizona, Hospital
  Revenue Bonds
   6.125%                         04/01/18           $1,250       $    1,351,562
Maricopa County, Arizona, Industrial
  Development Authority Multi-Family
  Housing Revenue Bonds (Advantage
  Electric Projects) Series A
   6.500%                         07/01/16            1,900            2,232,500
Show Low, Arizona, Industrial
  Development Authority Hospital
  Revenue Bonds (Navapache
  Regional Medical Center) Series A
   5.500%                         12/01/17            2,000            2,065,000
                                                                  --------------
                                                                       5,649,062
                                                                  --------------
CALIFORNIA -- 3.9%
Central Coast Water Authority,
  California Revenue Bonds (State
  Water Project Regional Facilities)
   6.500%                         10/01/14            5,900            6,585,875
                                                                  --------------
COLORADO -- 1.9%
Colorado Springs, Colorado, Utilities
  Revenue Bonds Unrefunded Balance
  Series A
   6.500%                         11/15/15            1,000            1,083,750
Denver, Colorado, City & County Airport
  Revenue Bonds Series B
   5.000%                         11/15/25            2,200            2,175,250
                                                                  --------------
                                                                       3,259,000
                                                                  --------------
CONNECTICUT -- 3.9%
Connecticut State General Obligation
  Bonds Series B
   6.000%                         11/15/01            2,725            2,905,531
Connecticut State Health & Educational
  Facilities Authority Revenue Bonds
  (Sacred Heart University) Series E
   4.750%                         07/01/14            2,260            2,228,925
   5.000%                         07/01/28            1,500            1,466,250
                                                                  --------------
                                                                       6,600,706
                                                                  --------------
DISTRICT OF COLUMBIA -- 1.7%
District of Columbia Revenue Bonds
  (Georgetown University) Series C
   4.950%                         04/01/10            2,845            2,958,800
                                                                  --------------
FLORIDA -- 4.5%
Florida State Board of Education Lottery
  Revenue Bonds Series A
   5.000%                         07/01/14            1,370            1,400,825
Gainesville, Florida, Utilities System
  Revenue Bonds Series A
   5.200%                         10/01/22            4,990            5,033,662


--------------------------------------------------------------------------------
 ANNUALIZED                                           PAR
 YIELD/RATE                       MATURITY           (000)         VALUE(DAGGER)
 ----------                       --------           -----         -------------
MUNICIPAL BONDS (CONTINUED)
FLORIDA (CONTINUED)
Orlando, Florida, Utilities Commission
  Water & Electric Revenue Bonds
  Series D
   6.750%                         10/01/17           $1,000       $    1,220,000
                                                                  --------------
                                                                       7,654,487
                                                                  --------------
GEORGIA -- 4.3%
Atlanta, Georgia, Airport Facilities
  Revenue Bonds
   6.000%                         01/01/07            2,000            2,247,500
Georgia State General Obligation Bonds
  Series C
   7.250%                         07/01/02            1,500            1,674,375
Metropolitan Atlanta Rapid
  Transportation Authority, Georgia
  Sales Tax Revenue Bonds Series N
   6.200%                         07/01/10            2,890            3,309,050
                                                                  --------------
                                                                       7,230,925
                                                                  --------------
HAWAII -- 1.3%
Honolulu, Hawaii, City & County
  Wastewater System Revenue Bonds
   0.000%                         07/01/12            2,500            1,312,500
   0.000%                         07/01/13            2,000              987,500
                                                                  --------------
                                                                       2,300,000
                                                                  --------------
ILLINOIS -- 11.5%
De Kalb & Kane Counties, Illinois,
  Community United School District
  No. 427 General Obligation Bonds
   5.500%                         01/01/11            1,325            1,437,625
   5.550%                         01/01/12            1,125            1,223,437
Illinois Development Finance Authority
  Revenue Bonds Aurora East School
  District No. 131 (Local Government Project)
   0.000%                         12/01/11            3,715            2,038,606
   0.000%                         12/01/14            3,340            1,519,700
Illinois Development Finance Authority
  Revenue Bonds (School District
  No. U46 Project)
   9.000%                         01/01/07            3,250            4,253,438
Illinois Development Finance Authority
  Revenue Bonds (School District PG -
  Rockford School No. 205)
   6.650%                         02/01/11            4,000            4,755,000
Illinois Educational Facilities Authority
  Revenue Bonds (Shedd Aquarium
  Society)
   5.400%                         07/01/14            1,000            1,048,750
Illinois State Sales Tax Revenue Bonds
  Series V
   6.375%                         06/15/20            1,000            1,111,250

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                              TAX-EXEMPT BOND FUND
                      STATEMENT OF NET ASSETS (CONTINUED)
                               DECEMBER 31, 1998
--------------------------------------------------------------------------------
 ANNUALIZED                                           PAR
 YIELD/RATE                       MATURITY           (000)         VALUE(DAGGER)
 ----------                       --------           -----         -------------
MUNICIPAL BONDS (CONTINUED)
ILLINOIS (CONTINUED)
Illinois State Toll Highway Authority
  Revenue Bonds Series A
   5.500%                         01/01/13           $2,000       $    2,175,000
                                                                  --------------
                                                                      19,562,806
                                                                  --------------
INDIANA -- 4.3%
Indiana Municipal Power Agency, Power
  Supply System Revenue Bonds
  Series B
   6.000%                         01/01/11            6,455            7,286,081
                                                                  --------------
KENTUCKY -- 1.2%
Kentucky Economic Development Finance
  Authority Hospital Facilities Revenue
  Bonds (Pikeville United Methodist
  Hospital)
   5.700%                         02/01/28            2,000            2,112,500
                                                                  --------------
MASSACHUSETTS -- 2.8%
Massachusetts State Health & Educational
  Facilities Authority Revenue Bonds
  (Brandeis University) Series I
   5.250%                         10/01/12            2,900            3,066,750
Springfield, Massachusetts, General
  Obligation Bonds
   5.000%                         11/15/18            1,700            1,693,625
                                                                  --------------
                                                                       4,760,375
                                                                  --------------
MICHIGAN -- 15.7%
Detroit, Michigan, Water Supply System
  Revenue Bonds
   6.500%                         07/01/15            1,000            1,198,750
East Grand Rapids, Michigan, Public
  School District General Obligation
  Bonds
   5.000%                         05/01/16            1,250            1,253,125
Hamilton, Michigan, Community School
  District General Obligation Bonds
   5.000%                         05/01/24            1,500            1,471,875
Kent County, Michigan, Refuse Disposal
  Systems General Obligation Bonds
  Series A
   5.000%                         11/01/06            4,105            4,356,431
Michigan State Hospital Finance
  Authority Revenue Bonds (Chelsea
  Community Hospital)
   5.375%                         05/15/19            3,000            2,951,250
Michigan State Trunk Line Revenue
  Bonds Series A
   5.250%                         11/15/04            1,400            1,494,500
Oakland County, Michigan, Economic
  Development Corp. Limited Obligation
  Revenue Bonds (Cranbrook Educational
  Community) Series C
   6.900%                         11/01/14            2,725            3,181,438


--------------------------------------------------------------------------------
 ANNUALIZED                                           PAR
 YIELD/RATE                       MATURITY           (000)         VALUE(DAGGER)
 ----------                       --------           -----         -------------
MUNICIPAL BONDS (CONTINUED)
MICHIGAN (CONTINUED)
Pinckney, Michigan, Community Schools
  General Obligation Bonds
   5.500%                         05/01/27           $6,500       $    6,719,375
Plymouth-Canton, Michigan, Community
  School District General Obligation
  Bonds Series C
   6.500%                         05/01/16            1,000            1,090,000
Royal Oak, Michigan, Hospital Finance
  Authority Revenue Bonds (William
  Beaumont Hospital)
   5.500%                         01/01/18            2,825            2,923,875
                                                                  --------------
                                                                      26,640,619
                                                                  --------------
MISSISSIPPI -- 1.9%
Mississippi River Bridge Authority
  Revenue Bonds
   6.750%                         11/01/12            3,000            3,292,500
                                                                  --------------
MONTANA -- 3.0%
Forsyth, Montana, Pollution Control
  Revenue Bonds (Portland General
  Electric Co. Project) Series A
   4.600%                         05/01/33            5,000            5,075,000
                                                                  --------------
NEBRASKA -- 0.4%
American Public Energy Agency,
  Gas Supply Revenue Bonds
  (Nebraska Public Gas Agency
  Project) Series C
   4.300%                         03/01/11              650              630,500
                                                                  --------------
NEW JERSEY -- 1.3%
New Jersey State Highway Authority,
  Garden State Parkway General
  Revenue Bonds
   6.200%                         01/01/10            2,000            2,295,000
                                                                  --------------
NEW YORK -- 10.3%
Long Island Power Authority, New York
  Electric System Revenue Bonds
   5.125%                         04/01/12            1,000            1,043,750
Metropolitan Transit Authority, New York
  Transportation Facilities Revenue
  Bonds Series C
   5.125%                         07/01/13            3,000            3,105,000
New York City General Obligation
  Bonds Series H
   6.000%                         08/01/13            3,500            3,863,125
New York City General Obligation
  Bonds Subseries B-4 VR
   5.000%                         01/01/99              500              500,000
New York City Municipal Water Finance
  Authority, Water & Sewer System
  Revenue Bonds Series A
   5.625%                         06/15/19            3,000            3,142,500

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                              TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
 ANNUALIZED                                           PAR
 YIELD/RATE                       MATURITY           (000)         VALUE(DAGGER)
 ----------                       --------           -----         -------------
MUNICIPAL BONDS (CONTINUED)
NEW YORK (CONTINUED)
New York State Housing Finance
  Agency Revenue Bonds (Nursing
  Home & Health Care Project)
  Series A
   5.000%                         11/01/15           $2,500       $    2,515,625
Port Authority of New York & New
  Jersey Consolidated Series One
  Hundred Revenue Bonds
   5.625%                         10/15/17            3,175            3,309,938
                                                                  --------------
                                                                      17,479,938
                                                                  --------------
NORTH CAROLINA -- 1.5%
University of North Carolina System
  Pooled Revenue Bonds Series B
   5.250%                         10/01/12            2,400            2,535,000
                                                                  --------------
OHIO -- 0.6%
Ohio State Higher Educational Facilities
  Community Revenue Bonds (Denison
  University Project)
   5.350%                         11/01/10            1,000            1,056,250
                                                                  --------------
TENNESSEE -- 2.6%
Tennessee State General Obligation Bonds
   5.500%                         05/01/27            4,180            4,389,000
                                                                  --------------
TEXAS -- 4.6%
Dallas, Texas, General Obligation Bonds
   6.000%                         02/15/03            2,320            2,517,200
Grapevine, Texas, Colleyville Independent
  School District General Obligation Bonds
   0.000%                         08/15/13            1,000              493,750
Harris County, Texas, Criminal Justice
  Center General Obligation Bonds
   5.500%                         10/01/12            2,540            2,695,575
North Texas Health Facilities Development
  Corp  Revenue Bonds (United
  Regulatory Health Care System
  Income Project)
   5.000%                         09/01/09            1,000            1,051,250
   5.000%                         09/01/10            1,000            1,043,750
                                                                  --------------
                                                                       7,801,525
                                                                  --------------
VERMONT -- 1.6%
Vermont Educational & Health Buildings
  Financing Agency Revenue Bonds
  (Middlebury College Project)
   5.500%                         11/01/16            2,550            2,655,188
                                                                  --------------
VIRGINIA -- 2.9%
Norfolk, Virginia, Water Revenue Bonds
   5.875%                         11/01/15            2,400            2,619,000
Richmond, Virginia, General Obligation
  Bonds Series B
   6.500%                         07/15/02            2,160            2,359,800
                                                                  --------------
                                                                       4,978,800
                                                                  --------------


--------------------------------------------------------------------------------
 ANNUALIZED                                           PAR
 YIELD/RATE                       MATURITY           (000)         VALUE(DAGGER)
 ----------                       --------           -----         -------------
MUNICIPAL BONDS (CONTINUED)
WASHINGTON -- 4.7%
King County, Washington, Public Hospital
  General Obligation Bonds
  District No. 002
   5.250%                         12/01/18           $2,740        $   2,784,525
Washington State Public Power Supply
  System Nuclear Project No. 1
  Revenue Bonds Series B
   5.700%                         07/01/10            1,000            1,068,750
Washington State Public Power Supply
  System Nuclear Project No. 3
  Revenue Bonds Series A
   5.250%                         07/01/17            4,000            4,070,000
                                                                   -------------
                                                                       7,923,275
                                                                   -------------
WISCONSIN -- 3.2%
Wisconsin State General Obligation
  Bonds Series 3
   5.250%                         11/01/10            5,000            5,406,250
                                                                   -------------
TOTAL MUNICIPAL BONDS
   (Cost $160,085,077)                                               168,119,462
                                                                   -------------
                                                   SHARES
                                                   ------
TEMPORARY INVESTMENTS -- 2.6%
Federated Tax-Free Obligation Fund                   34,853               34,853
Goldman Sachs Financial Square
  Tax-Exempt Money Market Portfolio               4,368,374            4,368,374
                                                                   -------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $4,403,227)                                                   4,403,227
                                                                   -------------
TOTAL INVESTMENTS -- 101.5%
   (Cost $164,488,304)                                               172,522,689
                                                                   -------------
LIABILITIES IN EXCESS OF OTHER ASSETS-- (1.5%)                       (2,553,201)
                                                                   -------------
NET ASSETS -- 100.0%
Applicable to 16,270,586 and 87,525
   shares of beneficial interest outstanding
   of Institutional Class and Class A,
   respectively, $.001 par value (Note 7)                           $169,969,488
                                                                    ============
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER INSTITUTIONAL CLASS SHARE
  ($169,060,007/16,270,586)                                               $10.39
                                                                          ======
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER CLASS A SHARE ($909,481/87,525)                               $10.39
                                                                          ======
--------
(DAGGER) See Note 2a to the Financial Statements.
VR -- Variable rate demand note; interest rate in effect on 12/31/98. Maturity date is the later of the next interest rate change or exercise of the demand feature.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                           CONVERTIBLE SECURITIES FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
COMMON STOCK -- 6.7%
BANKS -- 1.0%
First Union Corp.                                     8,074           $  491,000
                                                                     -----------
BUSINESS SERVICES -- 0.0%
Olsten Corp.                                              1                    7
                                                                     -----------
DRUGS -- 0.5%
Dura Pharmaceuticals, Inc.*                          17,500              263,594
                                                                     -----------
ELECTRONICS -- 0.0%
Sensormatic Electronics Corp.*                        1,389                    0
                                                                     -----------
HOTELS & RESTAURANTS -- 1.4%
Hilton Hotels Corp.                                  35,972              687,964
                                                                     -----------
MISCELLANEOUS FINANCE -- 0.5%
Healthcare Financial Partners, Inc.*                 12,500              250,000
                                                                     -----------
TELEPHONES -- 0.0%
Intermedia Communications, Inc.                         234                    0
                                                                     -----------
THRIFT INSTITUTIONS -- 3.3%
Washington Mutual, Inc.                              43,249            1,651,571
                                                                     -----------
TOTAL COMMON STOCK
   (Cost $2,671,811)                                                   3,344,136
                                                                     -----------
CONVERTIBLE PREFERRED STOCK -- 46.4%
AUTO RELATED -- 0.5%
Fleetwood Capital Trust, 6.000%, 02/15/28,
  Series 144A                                         5,000              233,125
                                                                     -----------
BANKS -- 3.0%
CNB Capital Trust I, 6.000%, 06/30/28                40,000            1,122,500
National Australia Bank, Ltd., 7.875%,
  Series UNIT                                        13,500              376,312
                                                                     -----------
                                                                       1,498,812
                                                                     -----------
BUSINESS SERVICES -- 0.4%
Central Parking Finance Trust, 7.875%,
  Series 144A                                        10,000              196,250
                                                                     -----------
CHEMICALS -- 1.8%
Corning Delaware LP, 6.000%                          12,950              906,500
                                                                     -----------
CONSTRUCTION -- 2.3%
Kaufman & Broad Home Corp.,
  8.250%, 08/16/01                                   45,000              405,000
Owens Corning Capital, 6.500%, 05/10/25,
  Series 144A                                        14,700              729,487
                                                                     -----------
                                                                       1,134,487
                                                                     -----------
CONTAINERS -- 2.1%
Owens - Illinois, Inc., 4.750%                       15,000              637,500
Sealed Air Corp., $2.00, 04/01/18, Series A           7,500              389,062
                                                                     -----------
                                                                       1,026,562
                                                                     -----------
DRUGS -- 0.4%
DECS Trust III, Inc., 8.750%, 02/15/01               17,000              206,125
                                                                     -----------


--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
CONVERTIBLE PREFERRED STOCK (CONTINUED)
ELECTRIC & GAS -- 4.1%
Houston Industries, Inc., 7.000%, 07/01/00           14,000          $ 1,489,250
Texas Utilities Co., 9.250%, 08/16/01                10,000              563,750
                                                                     -----------
                                                                       2,053,000
                                                                     -----------
ELECTRONICS -- 0.8%
Merrill Lynch & Co., Inc., 7.875%, 02/01/01,
  Series "CBR" STRYPES                                4,750              261,250
Sensormatic Electronics Corp., 6.500%,
  Series 144A*                                       10,000              130,000
                                                                     -----------
                                                                         391,250
                                                                     -----------
FOOD & BEVERAGES -- 3.7%
Ralston Purina Co., 7.000%, 08/01/00                 31,250            1,632,812
Suiza Capital Trust II, 5.500%, 04/01/28,
  Series 144A*                                        5,000              216,875
                                                                     -----------
                                                                       1,849,687
                                                                     -----------
FOREST PRODUCTS & PAPER -- 0.5%
International Paper Capital Trust, 5.250%             5,000              240,625
                                                                     -----------
HEALTH CARE SERVICES -- 0.8%
Hybridon, Inc., 6.500%, 04/01/04, Series A            2,925              131,625
Laboratory Corp. of America,
  8.500%, 06/30/12, Series A                          5,000              210,000
Medpartners, Inc., 6.500%, 08/31/00                   5,000               38,437
                                                                     -----------
                                                                         380,062
                                                                     -----------
HOTELS & RESTAURANTS -- 1.8%
Felcor Lodging Trust, Inc., $1.95, Series A          15,000              285,000
Innkeepers USA Trust, 8.625%, Series A               30,000              592,500
                                                                     -----------
                                                                         877,500
                                                                     -----------
INSURANCE -- 4.9%
Aetna, Inc., 6.250%, 07/19/00, Class C                2,000              152,125
American General, 6.000%, 05/31/25,
  Series A                                            9,800              955,500
American Heritage Life Investment Corp.,
  8.500%, 08/15/00                                    2,500              166,562
Conseco Finance Trust IV, 7.000%, 02/16/01,
  Series F                                           15,000              578,437
Philadelphia Consolidated Holding Corp.,
  7.000%, 05/16/01                                   30,000              288,750
St. Paul Capital, Inc., 6.000%, 05/31/25              4,900              316,050
                                                                     -----------
                                                                       2,457,424
                                                                     -----------
LEISURE -- 0.5%
Mattel, Inc., $.4125, 07/01/00, Series C             24,000              234,000
                                                                     -----------
MACHINERY & EQUIPMENT -- 1.0%
Breed Technologies, Inc. Capital Trust,
  6.500%, 11/15/27, Series 144A                      15,000              341,250
Cooper Industries, Inc., 6.000%, 01/01/99            18,500              180,375
                                                                     -----------
                                                                         521,625
                                                                     -----------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                           CONVERTIBLE SECURITIES FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
CONVERTIBLE PREFERRED STOCK (CONTINUED)
MEDIA -- 4.8%
Chancellor Media Corp., $3.00                         5,000          $   465,625
Merrill Lynch & Co., Inc., 6.000%, 06/01/99,
  Series "COX" STRYPES                               10,000              571,250
Merrill Lynch & Co., Inc., 6.250%, 07/01/01,
  Series "I.G.L." STRYPES                            16,800              399,000
Sinclair Broadcasting Group, Inc., 6.000%             9,500              478,562
Triathlon Broadcasting Co., 9.000%, 06/30/00         48,500              448,625
                                                                     -----------
                                                                       2,363,062
                                                                     -----------
MISCELLANEOUS FINANCE -- 5.9%
Archstone Communities Trust, $1.75,
  Series A                                           31,700              847,975
Crescent Real Estate Equities Co., 6.750%,
  Series A                                           10,000              163,750
Equity Residential Properties Trust, 7.250%,
  Series G                                           20,000              410,000
Merrill Lynch & Co., Inc., 7.250%, 06/15/99,
  Series "SAI" STRYPES                                5,000              372,500
Reckson Associates Realty Corp., 7.625%,
  Series A                                           13,000              274,625
Rouse Co., $3.00, Series B                           15,000              650,625
U.S. Restaurant Properties, Inc., 7.720%,
  Series A                                           10,000              229,375
                                                                     -----------
                                                                       2,948,850
                                                                     -----------
OFFICE EQUIPMENT -- 1.0%
Microsoft Corp., $2.196, 12/15/99, Series A           5,000              488,750
                                                                     -----------
OIL & GAS -- 1.2%
Weatherford International, Inc.,
  5.000%, 11/01/27, Series 144A                      20,000              617,500
                                                                     -----------
RAILROADS -- 0.9%
Union Pacific Capital Trust,
  6.250%, 04/01/28, Series 144A                      10,000              462,500
                                                                     -----------
RETAIL -- 1.1%
Dollar General STRYPES Trust,
  8.500%, 05/15/01                                   15,000              534,375
                                                                     -----------
TELEPHONES -- 2.9%
Intermedia Communications, Inc., 7.000%,
  Series 144A                                        20,000              280,000
IXC Communications, Inc., 7.250%, 03/31/07,
  Series 144A                                         2,041              316,355
Qualcomm Financial Trust, 5.750%, 03/01/12            5,000              220,000
Salomon Smith Barney Holdings, Inc.,
  6.250%, 02/01/01, Series CSN                        9,800              649,250
                                                                     -----------
                                                                       1,465,605
                                                                     -----------
TOTAL CONVERTIBLE PREFERRED STOCK
   (Cost $23,890,096)                                                 23,087,676
                                                                     -----------


--------------------------------------------------------------------------------
  COUPON                                              PAR
   RATE                           MATURITY           (000)         VALUE(DAGGER)
  ------                          --------           -----         -------------
CONVERTIBLE CORPORATE BONDS -- 44.0%
AUTO RELATED -- 1.0%
Pep Boys - Manny, Moe & Jack
   4.000%                         09/01/99 $            500       $      493,750
                                                                  --------------
BANKS -- 0.9%
Bankatlantic Bancorp, Inc.
   5.625%                         12/01/07              500              427,500
                                                                  --------------
BUSINESS SERVICES -- 6.0%
Bell Atlantic Financial Services
   4.250%                         09/15/05            2,500            2,587,500
Berkshire Hathaway, Inc.
   1.000%                         12/02/01              250              383,125
                                                                  --------------
                                                                       2,970,625
                                                                  --------------
CONSTRUCTION -- 2.5%
Lennar Corp.
   0.000%                         07/29/18            2,100              934,500
Parker Drilling Corp.
   5.500%                         08/01/04              550              334,813
                                                                  --------------
                                                                       1,269,313
                                                                  --------------
DRUGS -- 3.5%
Alpharma, Inc.
   5.750%                         04/01/05            1,000            1,363,750
Atrix Laboratories, Inc.
   7.000%                         12/01/04              500              357,500
                                                                  --------------
                                                                       1,721,250
                                                                  --------------
ELECTRICAL -- 0.5%
Brightpoint Lyons, Inc.
   0.000%                         03/11/18              750              271,875
                                                                  --------------
ELECTRONICS -- 10.2%
Activision, Inc.
   6.750%                         01/01/05              500              439,375
Atmel Corp.
   0.000%                         04/15/18            1,000              295,000
C-Cube Microsystems, Inc.
   5.875%                         11/01/05              550              572,000
Candescent Technologies Corp.,
  Series 144A
   7.000%                         05/01/03              300              265,500
Gilat Satellite Networks
   6.500%                         06/03/04              500              653,125
Kent Electronics Corp.
   4.500%                         09/01/04              475              369,906
Mascotech, Inc.
   4.500%                         12/15/03              500              396,250
MRV Communications, Inc.
   5.000%                         06/15/03            1,000              465,000
Quantum Corp.
   7.000%                         08/01/04              225              217,688
Technomatix Technologies, Ltd.
   5.250%                         08/15/04              630              448,875
VLSI Technology, Inc.
   8.250%                         10/01/05              250              235,000

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                           CONVERTIBLE SECURITIES FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
  COUPON                                              PAR
   RATE                           MATURITY           (000)         VALUE(DAGGER)
  ------                          --------           -----         -------------
CONVERTIBLE CORPORATE BONDS (CONTINUED)
ELECTRONICS (CONTINUED)
World Access, Inc.
   4.500%                         10/01/02 $            500       $      419,375
Xilinx, Inc.
   5.250%                         11/01/02              250              325,938
                                                                  --------------
                                                                       5,103,032
                                                                  --------------
HEALTH CARE SERVICES -- 2.4%
Alza Corp.
   5.000%                         05/01/06              490              706,825
Concentra Managed Care, Inc.
   4.500%                         03/15/03              300              230,250
NCS Healthcare, Inc.
   5.750%                         08/15/04              250              237,813
                                                                  --------------
                                                                       1,174,888
                                                                  --------------
HOTELS & RESTAURANTS -- 0.1%
Capstar Hotel Corp.
   4.750%                         10/15/04              100               71,500
                                                                  --------------
INSURANCE -- 2.9%
American International Group, Inc.
   2.250%                         07/30/04              975            1,248,000
Loews Corp.
   3.125%                         09/15/07              250              198,125
                                                                  --------------
                                                                       1,446,125
                                                                  --------------
LEISURE -- 0.6%
Family Golf Centers, Inc.
   5.750%                         10/15/04              300              276,750
                                                                  --------------
MACHINERY & EQUIPMENT -- 0.5%
Credence Systems Corp.
   5.250%                         09/15/02              225              154,125
Halter Marine Group, Inc., Series 144A
   4.500%                         09/15/04              200              113,000
                                                                  --------------
                                                                         267,125
                                                                  --------------
MEDIA -- 1.3%
Omnicom Group, Inc.
   4.250%                         01/03/07              330              627,413
                                                                  --------------
POLLUTION CONTROL -- 2.7%
U.S. Filter Corp.
   4.500%                         12/15/01              750              707,813
Waste Management, Inc.
   4.000%                         02/01/02              500              614,375
                                                                  --------------
                                                                       1,322,188
                                                                  --------------
RETAIL -- 4.4%
Costco Cos., Inc.
   0.000%                         08/19/17            1,000              852,500
Home Depot, Inc.
   3.250%                         10/01/01              100              263,250
Rite Aid Corp.
   5.250%                         09/15/02              250              364,063
Rite Aid Corp. Series 144A
   5.250%                         09/15/02              500              728,125
                                                                  --------------
                                                                       2,207,938
                                                                  --------------


--------------------------------------------------------------------------------
  COUPON                                              PAR
   RATE                           MATURITY           (000)         VALUE(DAGGER)
  ------                          --------           -----         -------------
CONVERTIBLE CORPORATE BONDS (CONTINUED)
TELEPHONES -- 4.5%
Clear Channel Communications, Inc.
   2.625%                         04/01/03 $            500       $      543,125
Tel-Save Holdings, Inc.
   5.000%                         12/15/04              500              446,875
Tele-Communications International, Inc.
   4.500%                         02/15/06              100              104,125
Telefonica Europe BV
   2.000%                         07/15/02              500              742,500
U.S. Cellular Corp.
   0.000%                         06/13/15            1,000              417,500
                                                                  --------------
                                                                       2,254,125
                                                                  --------------
TOTAL CONVERTIBLE CORPORATE BONDS
   (Cost $21,623,600)                                                 21,905,397
--------------------------------------------------------------------------------
                                                    SHARES
                                                    ------
RIGHTS AND WARRANTS -- 0.0%
Hybridon, Inc.                                       17,206                4,302
Healthcare Financial Partners, Inc.
  Series 144A                                         5,000                    0
                                                                     -----------
TOTAL RIGHTS AND WARRANTS
   (Cost $0)                                                               4,302
                                                                     -----------
TEMPORARY INVESTMENTS -- 3.2%
Dreyfus Cash Management Plus #719                   625,419              625,419
Goldman Sachs Financial Square
  Money Market Portfolio                            624,958              624,958
J.P. Morgan Institutional Prime Money
  Market Portfolio                                  347,018              347,018
                                                                     -----------
TOTAL TEMPORARY INVESTMENTS
   (Cost $1,597,395)                                                   1,597,395
                                                                     -----------
TOTAL INVESTMENTS -- 100.3%
   (Cost $49,782,902)                                                 49,938,906
                                                                     -----------
LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.3%)                         (133,648)
                                                                     -----------
NET ASSETS -- 100.0%
Applicable to 2,045,959 and 16,937
   shares of beneficial interest outstanding
   of Institutional Class and Class A,
   respectively, $.001 par value (Note 7)                            $49,805,258
                                                                     ===========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER INSTITUTIONAL
  CLASS SHARE ($49,396,325/2,045,959)                                     $24.14
                                                                          ======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER CLASS A SHARE
  ($408,933/16,937)                                                       $24.14
                                                                          ======
--------
(DAGGER) See Note 2a to the Financial Statements.
* Non-income producing security.
STRYPES -- Structured Yield Product Exchangeable for Stock.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                   EQUITY FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
COMMON STOCK -- 97.1%
AEROSPACE -- 4.0%
Cordant Technologies, Inc.                          190,150       $    7,130,625
Litton Industries, Inc.*                            327,075           21,341,644
Lockheed Martin Corp.                                74,200            6,288,450
                                                                  --------------
                                                                      34,760,719
                                                                  --------------
AIR TRANSPORT -- 2.5%
AMR Corp.*                                          254,100           15,087,187
Delta Air Lines, Inc.                               125,500            6,526,000
                                                                  --------------
                                                                      21,613,187
                                                                  --------------
ALCOHOLIC BEVERAGES & TOBACCO-- 1.4%
Philip Morris Cos., Inc.                            177,000            9,469,500
Universal Corp.                                      88,600            3,112,075
                                                                  --------------
                                                                      12,581,575
                                                                  --------------
APPAREL, TEXTILES -- 3.2%
Shaw Industries, Inc.                               805,200           19,526,100
VF Corp.                                            186,000            8,718,750
                                                                  --------------
                                                                      28,244,850
                                                                  --------------
AUTOS -- 4.6%
DaimlerChrysler A.G                                  68,430            6,573,557
Ford Motor Co.                                      497,900           29,220,506
General Motors Corp.                                 58,900            4,215,031
                                                                  --------------
                                                                      40,009,094
                                                                  --------------
BANKS -- 3.5%
Chase Manhattan Corp.                               286,160           19,476,765
Southtrust Corp.                                    291,650           10,754,594
                                                                  --------------
                                                                      30,231,359
                                                                  --------------
BUSINESS SERVICES -- 2.2%
Computer Sciences Corp.*                             97,400            6,276,212
Viad Corp.                                          424,200           12,885,075
                                                                  --------------
                                                                      19,161,287
                                                                  --------------
CONSTRUCTION -- 2.7%
Centex Corp.                                        440,200           19,836,512
Fleetwood Enterprises, Inc.                         106,900            3,714,775
                                                                  --------------
                                                                      23,551,287
                                                                  --------------
DRUGS -- 7.6%
Amgen, Inc.*                                         54,800            5,726,600
Bergen Brunswig Corp. Class A                       458,400           15,986,700
Bristol-Myers Squibb Co.                            132,900           17,783,681
McKesson Corp.                                      219,700           17,370,031
Mylan Laboratories, Inc.                            131,900            4,154,850
PharMerica, Inc.*                                   780,495            4,682,970
                                                                  --------------
                                                                      65,704,832
                                                                  --------------
ELECTRIC & GAS -- 5.5%
Columbia Energy Group                               147,700            8,529,675
Energy East Corp.                                   468,900           26,492,850
Houston Industries, Inc.                            396,700           12,743,987
                                                                  --------------
                                                                      47,766,512
                                                                  --------------

--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
COMMON STOCK (CONTINUED)
ELECTRONICS -- 0.8%
Intel Corp.                                          62,700       $    7,429,950
                                                                  --------------
FOOD & BEVERAGES -- 2.4%
Dean Foods Co.                                      143,000            5,836,187
IBP, Inc.                                           137,900            4,016,337
Smithfield Foods, Inc.*                             316,300           10,675,125
                                                                  --------------
                                                                      20,527,649
                                                                  --------------
HEALTH CARE SERVICES -- 3.8%
AmeriSource Health Corp. Class A*                    67,700            4,400,500
Arterial Vascular Engineering, Inc.*                106,000            5,545,125
Beverly Enterprises, Inc.*                           52,200              352,350
HBO & Co.                                           531,800           15,256,012
Wellpoint Health Networks, Inc.*                     90,300            7,856,100
                                                                  --------------
                                                                      33,410,087
                                                                  --------------
HOTELS & RESTAURANTS -- 2.7%
Darden Restaurants, Inc.                            617,625           11,117,250
Outback Steakhouse, Inc.*                           303,200           12,052,200
                                                                  --------------
                                                                      23,169,450
                                                                  --------------
INSURANCE -- 7.5%
Allstate Corp.                                      386,700           14,936,288
Cigna Corp.                                         326,150           25,215,472
Conseco, Inc.                                       131,300            4,012,856
Equitable Cos., Inc.                                366,000           21,182,250
                                                                  --------------
                                                                      65,346,866
                                                                  --------------
MACHINERY & EQUIPMENT -- 1.3%
ITT Industries, Inc.                                116,900            4,646,775
Trinity Industries, Inc.                            165,600            6,375,600
                                                                  --------------
                                                                      11,022,375
                                                                  --------------
MEDIA -- 0.9%
Omnicom Group, Inc.                                 140,300            8,137,400
                                                                  --------------
MISCELLANEOUS FINANCE -- 3.4%
Countrywide Credit Industries, Inc.                 173,300            8,697,494
Federal National Mortgage Association                53,600            3,966,400
Lehman Brothers Holdings, Inc.                       85,000            3,745,313
Morgan Stanley Dean Witter & Co.                    114,500            8,129,500
PaineWebber Group, Inc.                             133,600            5,160,300
                                                                  --------------
                                                                      29,699,007
                                                                  --------------
OFFICE EQUIPMENT -- 11.1%
Comdisco, Inc.                                      196,000            3,307,500
Compaq Computer Corp.                               161,600            6,777,100
Dell Computer, Inc.*                                201,300           14,732,644
Gateway 2000, Inc.*                                 140,450            7,189,284
Harris Corp.                                        135,650            4,968,181
International Business Machines Corp.               155,100           28,654,725
Ingram Micro, Inc. Class A*                         109,600            3,822,300
Lexmark International Group, Inc. Class A*          202,100           20,311,050
Tech Data Corp.*                                    176,300            7,074,038
                                                                  --------------
                                                                      96,836,822
                                                                  --------------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                   EQUITY FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
COMMON STOCK (CONTINUED)
OIL & GAS -- 5.4%
Coastal Corp.                                       581,100         $ 20,302,181
Exxon Corp.                                         118,700            8,679,938
Sunoco, Inc.                                        448,300           16,166,819
Ultramar Diamond Shamrock Corp.                      72,000            1,746,000
                                                                  --------------
                                                                      46,894,938
                                                                  --------------
RETAIL -- 5.1%
BJ's Wholesale Club, Inc.*                          218,600           10,123,913
Dayton Hudson Corp.                                 271,900           14,750,575
Ross Stores, Inc.                                   158,700            6,238,894
Tandy Corp.                                         149,400            6,153,413
TJX Cos., Inc.                                      240,000            6,960,000
                                                                  --------------
                                                                      44,226,795
                                                                  --------------
RETAIL - FOOD -- 4.2%
Kroger Co.*                                         313,900           18,990,950
Safeway, Inc.*                                      286,500           17,458,594
                                                                  --------------
                                                                      36,449,544
                                                                  --------------
TELEPHONES -- 9.6%
AT&T Corp.                                          488,200           36,737,050
Bell Atlantic Corp.                                 208,600           11,055,800
GTE Corp.                                           204,500           13,790,969
SBC Communications, Inc.                            119,824            6,425,562
Telefonos de Mexico S.A. ADR                         65,475            3,187,814
US West, Inc.                                       189,000           12,214,125
                                                                  --------------
                                                                      83,411,320
                                                                  --------------
THRIFT INSTITUTIONS -- 1.7%
Charter One Financial, Inc.                         165,000            4,568,438
Dime Bancorp, Inc.                                  386,800           10,226,025
                                                                  --------------
                                                                      14,794,463
                                                                  --------------
TOTAL COMMON STOCK
   (Cost $649,686,796)                                               844,981,368
                                                                  --------------



--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
TEMPORARY INVESTMENTS -- 3.1%
Dreyfus Cash Management Plus #719                 9,295,667           $9,295,667
Goldman Sachs Financial Square
  Money Market Portfolio                          7,905,205            7,905,205
J.P. Morgan Institutional Prime
  Money Market Portfolio                         10,086,691           10,086,691
                                                                  --------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $27,287,563)                                                 27,287,563
                                                                  --------------
TOTAL INVESTMENTS -- 100.2%
   (Cost $676,974,359)                                               872,268,931
                                                                  --------------
LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.2%)                       (2,100,118)
                                                                  --------------
NET ASSETS -- 100.0%
Applicable to 49,403,754 and 1,706,482
   shares outstanding of Institutional
   Class and Class A, respectively,
   $.001 par value; 200,000,000 authorized
   shares (Note 7)                                                  $870,168,813
                                                                  ==============
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER INSTITUTIONAL CLASS SHARE
  ($841,118,781/49,403,754)                                       $        17.03
                                                                  ==============
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER CLASS A SHARE
  ($29,050,032/1,706,482)                                         $        17.02
                                                                  ==============
--------
(DAGGER) See Note 2a to the Financial Statements.
* Non-income producing security.
ADR -- American Despository Receipt.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                               EQUITY INCOME FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
COMMON STOCK -- 92.4%
AEROSPACE -- 2.8%
Cordant Technologies, Inc.                            6,700       $      251,250
Northrop Grumman Holdings Corp.                       6,900              504,562
Textron, Inc.                                         2,900              220,219
United Technologies Corp.                             7,800              848,250
                                                                  --------------
                                                                       1,824,281
                                                                  --------------
AIR TRANSPORT -- 2.7%
AMR Corp.*                                           17,000            1,009,375
Delta Air Lines, Inc.                                 6,100              317,200
UAL Corp.*                                            8,000              477,500
                                                                  --------------
                                                                       1,804,075
                                                                  --------------
ALCOHOLIC BEVERAGES & TOBACCO-- 2.2%
Philip Morris Cos., Inc.                             26,700            1,428,450
                                                                  --------------
APPAREL, TEXTILES -- 0.8%
VF Corp.                                             11,400              534,375
                                                                  --------------
AUTOS -- 3.7%
DaimlerChrysler A.G                                   5,985              574,934
Ford Motor Co.                                       32,200            1,889,737
                                                                  --------------
                                                                       2,464,671
                                                                  --------------
BANKS -- 8.7%
Bank One Corp.                                       16,367              835,740
Chase Manhattan Corp.                                28,600            1,946,587
Fleet Financial Group, Inc.                          30,700            1,371,906
Keycorp                                              19,100              611,200
Mellon Bank Corp.                                    14,200              976,250
                                                                  --------------
                                                                       5,741,683
                                                                  --------------
BUSINESS SERVICES -- 0.2%
Deluxe Corp.                                          4,200              153,562
                                                                  --------------
CHEMICALS -- 0.5%
Dow Chemical Co.                                      3,300              300,094
                                                                  --------------
CONSTRUCTION -- 2.1%
Armstrong World Industries, Inc.                      5,100              307,594
Centex Corp.                                         23,500            1,058,969
                                                                  --------------
                                                                       1,366,563
                                                                  --------------
DRUGS -- 8.2%
American Home Products Corp.                          4,900              275,931
Bristol-Myers Squibb Co.                             18,200            2,435,387
McKesson Corp.                                        7,300              577,156
Pfizer, Inc.                                          8,700            1,091,306
Schering Plough Corp.                                 4,400              243,100
Warner-Lambert Co.                                   10,500              789,469
                                                                  --------------
                                                                       5,412,349
                                                                  --------------
ELECTRIC & GAS -- 6.0%
DTE Energy Co.                                       17,400              746,025
Energy East Corp.                                     8,500              480,250
Entergy Corp.                                        17,200              535,350


--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
COMMON STOCK (CONTINUED)
ELECTRIC & GAS (CONTINUED)
GPU, Inc.                                             9,900       $      437,456
KeySpan Energy                                        6,160              190,960
New Century Energies, Inc.                            7,500              365,625
PECO Energy Co.                                       8,000              333,000
Sempra Energy                                        16,877              428,254
Unicom Corp.                                         11,200              431,900
                                                                  --------------
                                                                       3,948,820
                                                                  --------------
ELECTRICAL -- 0.6%
General Electric Co.                                  2,200              224,537
Honeywell, Inc.                                       2,100              158,156
                                                                  --------------
                                                                         382,693
                                                                  --------------
ELECTRONICS -- 1.5%
Lucent Technologies, Inc.                             8,700              957,000
                                                                  --------------
FOREST PRODUCTS & PAPER -- 0.3%
Georgia Pacific Timber Group                          7,800              185,737
                                                                  --------------
HEALTH CARE SERVICES -- 1.2%
Arterial Vascular Engineering, Inc.*                 14,900              779,456
                                                                  --------------
INSURANCE -- 5.0%
Cigna Corp.                                          24,900            1,925,081
Conseco, Inc.                                        20,400              623,475
Lincoln National Corp.                                3,300              269,981
Providian Financial Corp.                             6,650              498,750
                                                                  --------------
                                                                       3,317,287
                                                                  --------------
MACHINERY & EQUIPMENT -- 0.4%
Deere & Co.                                           7,900              261,687
                                                                  --------------
METALS -- 1.5%
Phelps Dodge Corp.                                    3,000              152,625
USX-U.S. Steel Group, Inc.                           36,300              834,900
                                                                  --------------
                                                                         987,525
                                                                  --------------
MISCELLANEOUS FINANCE -- 4.0%
Associates First Capital Corp. Class A               16,058              680,458
Capital One Financial Corp.                           7,400              851,000
Merrill Lynch & Co., Inc.                             7,800              520,650
SLM Holding Corp.                                    12,300              590,400
                                                                  --------------
                                                                       2,642,508
                                                                  --------------
OFFICE EQUIPMENT -- 12.8%
Compaq Computer Corp.                                17,600              738,100
Dell Computer, Inc.*                                 32,200            2,356,638
International Business Machines Corp.                 7,800            1,441,050
Lexmark International Group, Inc. Class A*           10,400            1,045,200
Microsoft Corp.*                                     16,000            2,217,000
Sun Microsystems, Inc.*                               6,100              521,931
Xerox Corp.                                           1,300              153,400
                                                                  --------------
                                                                       8,473,319
                                                                  --------------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                               EQUITY INCOME FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
COMMON STOCK (CONTINUED)
OIL & GAS -- 7.3%
Atlantic Richfield Co.                                7,200       $      469,800
Exxon Corp.                                          28,300            2,069,438
Phillips Petroleum Co.                               17,100              728,888
Sunoco, Inc.                                         30,355            1,094,677
Texaco, Inc.                                          8,700              460,013
                                                                  --------------
                                                                       4,822,816
                                                                  --------------
RETAIL -- 7.0%
BJ's Wholesale Club, Inc.*                           10,400              481,650
Dayton Hudson Corp.                                  25,500            1,383,375
Family Dollar Stores, Inc.                           23,300              512,600
Gap, Inc.                                            16,450              925,313
Lowe's Cos., Inc.                                    13,600              696,150
Wal-Mart Stores, Inc.                                 7,300              594,494
                                                                  --------------
                                                                       4,593,582
                                                                  --------------
RETAIL - FOOD -- 0.9%
Safeway, Inc.*                                       10,300              627,656
                                                                  --------------
TELEPHONES -- 10.6%
Ameritech Corp.                                      11,700              741,488
AT&T Corp.                                           22,000            1,655,500
BCE, Inc.                                            15,100              572,857
Bell Atlantic Corp.                                  27,996            1,483,788
British Telecommunications P.L.C. ADR                 3,400              515,738
GTE Corp.                                            11,000              741,813
US West, Inc.                                        19,700            1,273,113
                                                                  --------------
                                                                       6,984,297
                                                                  --------------
THRIFT INSTITUTIONS -- 1.4%
Washington Mutual, Inc.                              24,850              948,959
                                                                  --------------
TOTAL COMMON STOCK
   (Cost $39,358,213)                                                 60,943,445
                                                                  --------------


--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
TEMPORARY INVESTMENTS -- 7.3%
Dreyfus Cash Management Plus #719                 1,543,931           $1,543,931
Goldman Sachs Financial Square
  Money Market Portfolio                          1,691,699            1,691,699
J.P. Morgan Institutional Prime
  Money Market Portfolio                          1,540,694            1,540,694
                                                                     -----------
TOTAL TEMPORARY INVESTMENTS
   (Cost $4,776,324)                                                   4,776,324
                                                                     -----------
TOTAL INVESTMENTS -- 99.7%
   (Cost $44,134,537)                                                 65,719,769
                                                                     -----------
OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.3%                             211,745
                                                                     -----------
NET ASSETS -- 100.0%
Applicable to 3,228,638 and 193,526
   shares of beneficial interest outstanding
   of Institutional Class and Class A,
   respectively, $.001 par value (Note 7)                            $65,931,514
                                                                     ===========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER INSTITUTIONAL
  CLASS SHARE ($62,203,427/3,228,638)                                     $19.27
                                                                          ======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER CLASS A SHARE
  ($3,728,087/193,526)                                                    $19.26
                                                                          ======
--------
(DAGGER) See Note 2a to the Financial Statements.
* Non-income producing security.
ADR -- American Depository Receipt.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                   GROWTH FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
COMMON STOCK -- 98.1%
AEROSPACE -- 2.1%
Textron, Inc.                                        20,000          $ 1,518,750
United Technologies Corp.                            15,000            1,631,250
                                                                     -----------
                                                                       3,150,000
                                                                     -----------
AIR TRANSPORT -- 1.8%
Southwest Airlines Co.                              123,750            2,776,641
                                                                     -----------
ALCOHOLIC BEVERAGES & TOBACCO-- 1.9%
Philip Morris Cos., Inc.                             55,000            2,942,500
                                                                     -----------
APPAREL, TEXTILES -- 1.3%
Jones Apparel Group, Inc.*                           35,000              772,187
Warnaco Group, Inc. (The) Class A                    50,000            1,262,500
                                                                     -----------
                                                                       2,034,687
                                                                     -----------
BANKS -- 4.1%
BankBoston Corp.                                     24,200              942,287
Citigroup, Inc.                                      44,999            2,227,451
Southtrust Corp.                                     37,500            1,382,812
State Street Corp.                                   25,000            1,739,062
                                                                     -----------
                                                                       6,291,612
                                                                     -----------
BUSINESS SERVICES -- 1.3%
Computer Sciences Corp.*                             20,000            1,288,750
Sterling Software, Inc.*                             26,000              703,625
                                                                     -----------
                                                                       1,992,375
                                                                     -----------
COSMETICS & SOAP -- 1.9%
Clorox Co.                                           17,000            1,985,812
Procter & Gamble Co.                                 10,000              913,125
                                                                     -----------
                                                                       2,898,937
                                                                     -----------
DRUGS -- 15.2%
Abbott Laboratories, Inc.                            40,664            1,992,536
American Home Products Corp.                         25,000            1,407,812
Amgen, Inc.*                                         20,000            2,090,000
Bristol-Myers Squibb Co.                             27,000            3,612,937
McKesson Corp.                                       35,000            2,767,187
Merck & Co., Inc.                                     6,000              886,125
Pfizer, Inc.                                         35,000            4,390,313
Schering Plough Corp.                               110,000            6,077,500
                                                                     -----------
                                                                      23,224,410
                                                                     -----------
ELECTRICAL -- 1.8%
General Electric Co.                                 27,000            2,755,688
                                                                     -----------
ELECTRONICS -- 6.5%
Intel Corp.                                          25,000            2,962,500
Lucent Technologies, Inc.                            34,278            3,770,580
Sundstrand Corp.                                     40,000            2,075,000
Tellabs, Inc.*                                       15,000            1,028,438
                                                                     -----------
                                                                       9,836,518
                                                                     -----------


--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
COMMON STOCK (CONTINUED)
FOOD & BEVERAGES -- 4.6%
Dean Foods Co.                                       50,000       $    2,040,625
Quaker Oats Co.                                      45,000            2,677,500
Smithfield Foods, Inc.*                              30,000            1,012,500
Whitman Corp.                                        50,000            1,268,750
                                                                  --------------
                                                                       6,999,375
                                                                  --------------
HEALTH CARE SERVICES -- 2.6%
AmeriSource Health Corp. Class A*                    15,000              975,000
Arterial Vascular Engineering, Inc.*                 30,000            1,569,375
Medtronic, Inc.                                      18,000            1,336,500
                                                                  --------------
                                                                       3,880,875
                                                                  --------------
INSURANCE -- 6.7%
AMBAC Financial Group, Inc.                          55,000            3,310,313
American International Group, Inc.                   15,072            1,456,332
Mercury General Corp.                                20,000              876,250
Reliastar Financial Corp.                            45,000            2,075,625
SunAmerica, Inc.                                     30,000            2,433,750
                                                                  --------------
                                                                      10,152,270
                                                                  --------------
MACHINERY & EQUIPMENT -- 1.9%
Aeroquip Vickers, Inc.                               25,000              748,438
Applied Materials, Inc.*                             22,000              939,125
ITT Industries, Inc.                                 31,854            1,266,196
                                                                  --------------
                                                                       2,953,759
                                                                  --------------
MISCELLANEOUS FINANCE -- 6.5%
Bear Stearns Cos., Inc.                              22,000              822,250
Countrywide Credit Industries, Inc.                  24,275            1,218,302
Federal National Mortgage Association                57,000            4,218,000
Morgan Stanley Dean Witter & Co.                     40,000            2,840,000
SLM Holding Corp.                                    16,750              804,000
                                                                  --------------
                                                                       9,902,552
                                                                  --------------
OFFICE EQUIPMENT -- 16.1%
BMC Software, Inc.*                                  34,000            1,515,125
Cisco Systems, Inc.*                                 27,750            2,575,547
Compaq Computer Corp.                                21,500              901,656
Dell Computer, Inc.*                                 24,000            1,756,500
Gateway 2000, Inc.*                                  25,000            1,279,688
Hewlett Packard Co.                                  15,000            1,024,688
International Business Machines Corp.                13,000            2,401,750
Lexmark International Group, Inc.
  Class A*                                           30,000            3,015,000
Microsoft Corp.*                                     42,000            5,819,625
Sun Microsystems, Inc.*                              20,000            1,711,250
Tech Data Corp.*                                     25,000            1,003,125
Xerox Corp.                                          12,500            1,475,000
                                                                  --------------
                                                                      24,478,954
                                                                  --------------
OIL & GAS -- 2.3%
Coastal Corp.                                       100,000            3,493,750
                                                                  --------------
                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                   GROWTH FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
COMMON STOCK (CONTINUED)
RETAIL -- 7.0%
Dayton Hudson Corp.                                  56,000       $    3,038,000
Family Dollar Stores, Inc.                           50,000            1,100,000
Federated Department Stores, Inc.*                   50,000            2,178,125
Sears, Roebuck & Co.                                 35,000            1,487,500
TJX Cos., Inc.                                      101,000            2,929,000
                                                                  --------------
                                                                      10,732,625
                                                                  --------------
RETAIL - FOOD -- 3.3%
Safeway, Inc.*                                       81,600            4,972,500
                                                                  --------------
TELEPHONES -- 7.2%
Ameritech Corp.                                      50,000            3,168,750
AT&T Corp.                                           65,000            4,891,250
GTE Corp.                                            20,000            1,348,750
SBC Communications, Inc.                             30,000            1,608,750
                                                                  --------------
                                                                      11,017,500
                                                                  --------------
THRIFT INSTITUTIONS -- 1.1%
Washington Mutual, Inc.                              45,000            1,718,437
                                                                  --------------
TRUCKING -- 0.9%
Ryder System, Inc.                                   50,000            1,300,000
                                                                  --------------
TOTAL COMMON STOCK
   (Cost $88,587,862)                                                149,505,965
                                                                  --------------


--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
TEMPORARY INVESTMENTS -- 1.7%
Dreyfus Cash Management Plus #719                   725,665         $    725,665
Goldman Sachs Financial Square
  Money Market Portfolio                            715,150              715,150
J.P. Morgan Institutional Prime Money
  Market Portfolio                                 1,163,093           1,163,093
                                                                    ------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $2,603,908)                                                   2,603,908
                                                                    ------------
TOTAL INVESTMENTS -- 99.8%
   (Cost $91,191,770)                                                152,109,873
                                                                    ------------
OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.2%                             309,928
                                                                    ------------
NET ASSETS -- 100.0%
Applicable to 5,513,697 and 292,597
   shares of beneficial interest outstanding
   of Institutional Class and Class A,
   respectively, $.001 par value (Note 7)                           $152,419,801
                                                                    ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER INSTITUTIONAL
  CLASS SHARE ($144,759,362/5,513,697)                                    $26.25
                                                                          ======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER CLASS A SHARE
  ($7,660,439/292,597)                                                    $26.18
                                                                          ======
--------
(DAGGER) See Note 2a to the Financial Statements.
* Non-income producing security.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                           SMALL-CAP OPPORTUNITY FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
COMMON STOCK -- 97.1%
AEROSPACE -- 2.6%
Cordant Technologies, Inc.                           81,900       $    3,071,250
Esterline Technologies Corp.*                        25,600              556,800
Kellstrom Industries, Inc.*                          19,500              558,187
Midwest Express Holdings, Inc.*                     134,100            3,528,506
                                                                  --------------
                                                                       7,714,743
                                                                  --------------
AIR TRANSPORT -- 1.4%
Circle International Group, Inc.                     46,100              933,525
Comair Holdings, Inc.                                51,200            1,718,400
Expeditors International of Washington, Inc.         35,800            1,503,600
                                                                  --------------
                                                                       4,155,525
                                                                  --------------
APPAREL, TEXTILES -- 1.7%
Fossil, Inc.*                                        37,650            1,073,025
Mohawk Industries, Inc.*                             41,000            1,724,562
Nautica Enterprises, Inc.*                           41,000              607,312
Oshkosh B'Gosh, Inc. Class A                         13,950              280,744
Quiksilver, Inc.*                                    48,100            1,443,000
                                                                  --------------
                                                                       5,128,643
                                                                  --------------
AUTO RELATED -- 0.7%
Coach USA, Inc.*                                     51,200            1,776,000
McGrath Rent Corp.                                   15,400              331,100
                                                                  --------------
                                                                       2,107,100
                                                                  --------------
AUTOS -- 0.3%
Monaco Coach Corp.*                                  30,700              813,550
                                                                  --------------
BANKS -- 9.1%
Centura Banks, Inc.                                  20,500            1,524,687
City National Corp.                                  10,200              424,575
Commerce Bancshares, Inc.                            86,424            3,651,414
Compass Bancshares, Inc.                             25,600              969,600
Corus Bankshares, Inc.                                6,700              214,400
Doral Financial Corp.                               174,700            3,865,237
Everen Capital Corp.                                120,750            2,747,062
Keystone Financial, Inc.                             10,200              376,762
NBT Bancorp, Inc.                                    12,549              293,333
North Fork Bancorp, Inc.                             92,100            2,204,644
Old Kent Financial Corp.                            112,845            5,247,290
Provident Bankshares Corp.                           53,800            1,338,275
Southtrust Corp.                                     26,700              984,562
U.S. Bancorp, Inc.                                   30,700              606,325
Westamerica Bancorp                                  34,100            1,253,175
Western Bancorp                                      25,600              745,600
Zions Bancorp                                        15,400              960,575
                                                                  --------------
                                                                      27,407,516
                                                                  --------------
BUSINESS SERVICES -- 9.5%
ACNielsen Corp.*                                     50,200            1,418,150
AHL Services, Inc.*                                  51,200            1,590,400
American Management Systems, Inc.*                   35,800            1,432,000
Best Software, Inc.*                                 15,400              365,750
C.H. Robinson Worldwide, Inc.                        41,000            1,060,875
Ciber, Inc.*                                        102,400            2,860,800
Complete Business Solutions, Inc.*                   41,000            1,383,750


--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
COMMON STOCK (CONTINUED)
BUSINESS SERVICES (CONTINUED)
Computer Task Group, Inc.                            10,200       $      276,675
Corrections Corp. of America*                        41,000              722,625
Day Runner, Inc.*                                    30,700              437,475
Deltek Systems, Inc.*                                25,600              422,400
Factset Research Systems, Inc.*                      13,300              821,275
G. & K. Services, Inc. Class A                       29,300            1,552,900
Gartner Group, Inc. Class A*                         41,000              871,250
International Network Services*                      25,600            1,699,200
Keane, Inc.*                                         37,900            1,513,631
Mastech Corp.*                                       41,000            1,158,250
Merrill Corp.                                        65,500            1,260,875
Metamor Worldwide, Inc.*                             74,700            1,848,825
Metzler Group, Inc.*                                 18,400              894,700
National Computer Systems, Inc.                      51,200            1,881,600
NationsRent, Inc.*                                   92,100              529,575
On Assignment, Inc.*                                 25,600              865,600
Robert Half International, Inc.*                     15,400              688,187
Schawk, Inc.                                         16,400              227,550
Shared Medical Systems Corp.                         18,400              917,700
                                                                  --------------
                                                                      28,702,018
                                                                  --------------
CHEMICALS -- 0.9%
MacDermid, Inc.                                      22,500              880,312
Tredegar Industries, Inc.                            20,000              450,000
Valspar Corp.                                        35,800            1,335,787
                                                                  --------------
                                                                       2,666,099
                                                                  --------------
CONSTRUCTION -- 7.4%
Centex Construction Products, Inc.                   28,200            1,145,625
Champion Enterprises, Inc.*                          51,200            1,401,600
D.R. Horton, Inc.                                    89,600            2,060,800
Dycom Industries, Inc.                               38,900            2,222,163
Elcor Corp.                                          31,700            1,024,306
Fleetwood Enterprises, Inc.                          15,325              532,544
Florida Rock Industries, Inc.                        25,600              793,600
Granite Construction, Inc.                           83,200            2,792,400
Insituform Technologies, Inc.  Class A*              51,200              739,200
Kaufman & Broad Home Corp.                          202,700            5,827,625
Lennar Corp.                                         51,200            1,292,800
LNR Property Corp. Class B                           50,000              996,875
M.D.C. Holdings, Inc.                                25,600              547,200
Toll Brothers, Inc.*                                 41,000              925,062
                                                                  --------------
                                                                      22,301,800
                                                                  --------------
COSMETICS & SOAP -- 0.4%
Alberto-Culver Co. Class A                           51,200            1,286,400
                                                                  --------------
DRUGS -- 4.2%
Bindley Western Industries, Inc.                     52,533            2,587,250
K V Pharmaceutical Co. Class A*                      49,000            1,013,687
K V Pharmaceutical Co. Class B*                       9,000              186,187
McKesson Corp.                                       76,800            6,072,000
Medco Research, Inc.*                                69,600            1,809,600
Shire Pharmaceuticals Group P.L.C. ADR*              56,300            1,104,888
                                                                  --------------
                                                                      12,773,612
                                                                  --------------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                           SMALL-CAP OPPORTUNITY FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
COMMON STOCK (CONTINUED)
ELECTRIC & GAS -- 0.7%
Minnesota Power, Inc.                                25,600       $    1,126,400
Piedmont Natural Gas Co., Inc.                       30,700            1,109,038
                                                                  --------------
                                                                       2,235,438
                                                                  --------------
ELECTRICAL -- 0.4%
MDU Resources Group, Inc.                            30,700              807,794
Thomas Industries, Inc.                              27,100              531,838
                                                                  --------------
                                                                       1,339,632
                                                                  --------------
ELECTRONICS -- 11.5%
Apex PC Solutions, Inc.*                             51,200            1,465,600
Applied Micro Circuits Corp.*                        18,400              623,300
C&D Technologies, Inc.                               44,400            1,221,000
Cognex Corp.*                                        35,800              711,525
General Cable Corp.                                 107,500            2,203,750
Mercury Interactive Corp.*                           15,400              972,125
Metro Information Services, Inc.*                    41,000            1,209,500
Micrel, Inc.*                                        71,700            3,943,500
Plantronics, Inc.*                                   19,500            1,677,000
PMC-Sierra, Inc.*                                   102,400            6,451,200
Rambus, Inc.*                                         9,200              887,800
RF Micro Devices, Inc.*                             104,400            4,795,875
Sanmina Corp.*                                       23,000            1,431,750
Terayon Communications Systems, Inc.*                32,400            1,186,650
Vitesse Semiconductors Corp.*                       133,100            6,056,050
                                                                  --------------
                                                                      34,836,625
                                                                  --------------
ENERGY SERVICES -- 0.4%
Calpine Corp.*                                       46,500            1,174,125
                                                                  --------------
FOOD & BEVERAGES -- 3.3%
Dean Foods Co.                                       91,100            3,718,019
Delta & Pine Land Co.                                51,533            1,906,721
Earthgrains Co.                                      58,400            1,806,750
Flowers Industries, Inc.                             23,000              550,563
Pilgrim's Pride Corp. Class B                        26,600              530,338
Suiza Foods Corp.*                                   30,700            1,563,781
                                                                  --------------
                                                                      10,076,172
                                                                  --------------
FOREST PRODUCTS & PAPER -- 0.9%
Buckeye Technologies, Inc.*                          51,200              764,800
Wausau-Mosinee Paper Corp.                          110,993            1,963,189
                                                                  --------------
                                                                       2,727,989
                                                                  --------------
HEALTH CARE SERVICES -- 6.2%
AmeriSource Health Corp. Class A*                    10,200              663,000
Cooper Cos., Inc.*                                   10,200              211,013
Express Scripts, Inc. Class A*                       28,700            1,897,788
Hanger Orthopedic Group, Inc.*                       48,100            1,082,250
Hooper Holmes, Inc.                                  41,000            1,189,000
Kendle International, Inc.*                          48,600            1,136,025
Mentor Corp.                                         63,600            1,486,650
Renal Care Group, Inc.*                              94,200            2,731,800
Safeskin Corp.*                                     104,400            2,512,125
Total Renal Care Holdings, Inc.*                     68,266            2,018,114


--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
COMMON STOCK (CONTINUED)
HEALTH CARE SERVICES (CONTINUED)
Universal Health Services, Inc. Class B*             61,400       $    3,185,125
Ventana Medical Systems, Inc.*                       25,600              550,400
                                                                  --------------
                                                                      18,663,290
                                                                  --------------
HOTELS & RESTAURANTS -- 0.8%
CKE Restaurants, Inc.                                52,802            1,554,359
Ruby Tuesday, Inc.                                   41,000              871,250
                                                                  --------------
                                                                       2,425,609
                                                                  --------------
HOUSEHOLD GOODS -- 2.7%
Blyth Industries, Inc.*                              23,000              718,750
Ethan Allen Interiors, Inc.                          41,000            1,681,000
First Brands Corp.                                   54,700            2,157,231
La-Z-Boy, Inc.                                      102,400            1,824,000
LADD Furniture, Inc.*                                51,200              825,600
Oneida, Ltd.                                         21,875              324,023
Pillowtex Corp.                                      20,500              548,375
                                                                  --------------
                                                                       8,078,979
                                                                  --------------
INSURANCE -- 3.7%
First American Financial Corp.                       95,200            3,058,300
Hartford Life, Inc. Class A                          51,200            2,982,400
Horace Mann Educators Corp.                          17,900              510,150
Medical Assurance, Inc.*                             28,160              931,040
Old Republic International Corp.                    153,600            3,456,000
Stewart Information Services Corp.                    4,100              237,800
                                                                  --------------
                                                                      11,175,690
                                                                 --------------
MACHINERY & EQUIPMENT -- 3.0%
ADC Telecommunications, Inc.*                       106,100            3,660,450
Crane Co.                                            31,075              938,077
Graco, Inc.                                          20,500              604,750
Griffon Corp.*                                       51,200              544,000
IDEX Corp.                                           47,600            1,166,200
Scotsman Industries, Inc.                            15,400              316,663
SPS Technologies, Inc.*                              20,500            1,160,813
Terex Corp.*                                         22,500              642,656
                                                                  --------------
                                                                       9,033,609
                                                                  --------------
MEDIA -- 3.8%
Central Newspapers, Inc. Class A                     10,200              728,663
Outdoor Systems, Inc.*                               86,375            2,591,250
Pulitzer Publishing Co.                              10,200              883,575
United Video Satellite Group, Inc.
  Class A*                                          138,200            3,230,425
Univision Communications, Inc. Class A*              51,200            1,852,800
Westwood One, Inc.*                                  24,100              735,050
Wiley (John) & Sons, Inc. Class A                    27,100            1,309,269
                                                                  --------------
                                                                      11,331,032
                                                                  --------------
METALS -- 1.3%
Precision Castparts Corp.                            61,400            2,716,950
Reliance Steel & Aluminum Corp.                      42,000            1,160,250
                                                                  --------------
                                                                       3,877,200
                                                                  --------------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                           SMALL-CAP OPPORTUNITY FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
COMMON STOCK (CONTINUED)
MISCELLANEOUS FINANCE -- 1.8%
Americredit Corp.*                                  137,200       $    1,895,075
Eaton Vance Corp.                                    53,200            1,110,550
Investment Technology Group, Inc.*                   16,400            1,016,800
Metris Cos., Inc.                                    11,442              570,670
Morgan Keegan, Inc.                                  43,000              808,938
                                                                  --------------
                                                                       5,402,033
                                                                  --------------
OFFICE EQUIPMENT -- 5.3%
Bea Systems, Inc.*                                  182,300            2,221,781
Comdisco, Inc.                                      115,200            1,944,000
Comverse Technology, Inc.*                           20,500            1,454,219
Dialogic Corp.*                                      15,400              301,263
H.T.E., Inc.*                                        46,100              259,313
Henry (Jack) & Associates, Inc.                      56,300            2,800,925
IMRglobal Corp.*                                     40,275            1,185,595
Mapics, Inc.*                                        25,600              422,400
MTS Systems Corp.                                    86,800            1,150,100
Network Appliance, Inc. *                            63,800            2,855,050
Safeguard Scientific, Inc.*                          20,500              562,469
Sterling Commerce, Inc.*                             16,400              738,000
                                                                  --------------
                                                                      15,895,115
                                                                  --------------
OIL & GAS -- 0.4%
North Carolina Natural Gas, Inc.                     38,400            1,274,400
                                                                  --------------
POLLUTION CONTROL -- 0.4%
Catalytica, Inc.*                                    25,600              462,400
URS Corp.*                                           34,300              801,763
                                                                  --------------
                                                                       1,264,163
                                                                  --------------
RETAIL -- 8.4%
99 Cents Only Stores*                                40,150            1,972,369
AnnTaylor Stores Corp.*                              38,400            1,514,400
Buckle, Inc.*                                        15,400              369,600
Copart, Inc.*                                        41,000            1,337,625
CVS Corp.                                            70,172            3,859,460
Fingerhut Cos., Inc.                                 35,800              552,663
Fred's, Inc. Class A                                 51,200              761,600
Goody's Family Clothing, Inc.*                       92,100              921,000
Linens 'N Things, Inc.*                             163,800            6,490,575
Men's Wearhouse, Inc.*                              102,400            3,200,000
Neiman-Marcus Group, Inc.*                           48,100            1,199,494
Pacific Sunwear of California, Inc.*                 56,300              921,913
Regis Corp.                                          52,700            2,104,706
                                                                  --------------
                                                                      25,205,405
                                                                  --------------
RETAIL - FOOD -- 0.8%
Foodmaker, Inc.*                                     81,900            1,806,919
Ruddick Corp.                                        30,100              692,300
                                                                  --------------
                                                                       2,499,219
                                                                  --------------
TELEPHONES -- 0.9%
Qwest Communications International, Inc.*            41,813            2,088,037
STAR Telecommunications, Inc.*                       51,200              624,000
                                                                  --------------
                                                                       2,712,037
                                                                  --------------


--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
COMMON STOCK (CONTINUED)
THRIFT INSTITUTIONS -- 2.0%
Anchor Bancorp Wisconsin, Inc.                       51,200       $    1,203,200
Andover Bancorp, Inc.                                46,100            1,567,400
Charter One Financial, Inc.                          75,951            2,102,893
Dime Bancorp, Inc.                                   21,500              568,406
MAF Bancorp, Inc.                                    23,000              606,625
                                                                  --------------
                                                                       6,048,524
                                                                  --------------
TRUCKING -- 0.2%
Hunt (J.B.) Transport Services, Inc.                 25,600              587,200
                                                                  --------------
TOTAL COMMON STOCK
   (Cost $213,216,778)                                               292,920,492
                                                                  --------------


  COUPON                                              PAR
   RATE                           MATURITY           (000)
  ------                          --------           -----
AGENCY OBLIGATIONS -- 2.3%
Federal Home Loan Bank
  Discount Notes
   5.200%                         01/04/99         $  5,000            4,997,834
Student Loan Marketing Association
   5.200%                         01/04/99            2,000            1,999,133
                                                                    ------------
TOTAL AGENCY OBLIGATIONS
   (Cost $6,996,967)                                                   6,996,967
                                                                    ------------
                                                   SHARES
                                                   ------
TEMPORARY INVESTMENTS -- 2.7%
Dreyfus Cash Management Plus #719                 2,788,481            2,788,481
Goldman Sachs Financial Square
  Money Market Portfolio                          2,827,293            2,827,293
J.P. Morgan Institutional Prime
  Money Market Portfolio                          2,692,163            2,692,163
                                                                    ------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $8,307,937)                                                   8,307,937
                                                                    ------------
TOTAL INVESTMENTS -- 102.1%
   (Cost $228,521,682)                                               308,225,396
                                                                    ------------
LIABILITIES IN EXCESS OF OTHER ASSETS-- (2.1%)                       (6,474,287)
                                                                    ------------
NET ASSETS -- 100.0%
Applicable to 16,619,455 and 283,188
   shares of beneficial interest outstanding
   of Institutional Class and Class A,
   respectively, $.001 par value (Note 7)                           $301,751,109
                                                                    ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER INSTITUTIONAL
  CLASS SHARE ($296,718,820/16,619,455)                                   $17.85
                                                                          ======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER CLASS A SHARE
  ($5,032,289/283,188)                                                    $17.77
                                                                          ======
--------
(DAGGER) See Note 2a to the Financial Statements.
* Non-income producing security.
ADR -- American Depository Receipt.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                              SMALL-CAP VALUE FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
COMMON STOCK -- 96.1%
AEROSPACE -- 4.7%
Alliant Techsystems, Inc.*                           31,800       $    2,621,512
Esterline Technologies Corp.*                       190,600            4,145,550
                                                                  --------------
                                                                       6,767,062
                                                                  --------------
AIR TRANSPORT -- 1.8%
Continental Airlines, Inc. Class B*                  38,900            1,303,150
Offshore Logistics, Inc.*                           103,200            1,212,600
                                                                  --------------
                                                                       2,515,750
                                                                  --------------
ALCOHOLIC BEVERAGES & TOBACCO -- 2.6%
Universal Corp.                                     105,600            3,709,200
                                                                  --------------
APPAREL, TEXTILES -- 1.3%
Dan River, Inc. Class A*                             77,500              910,625
Oxford Industries, Inc.                              33,800              954,850
                                                                  --------------
                                                                       1,865,475
                                                                  --------------
AUTO RELATED -- 0.5%
Rent-Way, Inc.*                                      27,400              666,163
                                                                  --------------
AUTOS -- 2.2%
Navistar International Corp.*                       109,200            3,112,200
                                                                  --------------
BANKS -- 9.6%
Compass Bancshares, Inc.                             58,650            2,221,369
Doral Financial Corp.                                96,300            2,130,637
Everen Capital Corp.                                 65,900            1,499,225
Flagstar Bancorp, Inc.                               99,000            2,586,375
GBC Bancorp                                         111,700            2,848,350
One Valley Bancorp                                   19,675              646,816
Provident Bankshares Corp.                           52,600            1,308,425
UST Corp.                                            27,900              655,650
                                                                  --------------
                                                                      13,896,847
                                                                  --------------
BUSINESS SERVICES -- 6.4%
Aviall, Inc.*                                       202,600            2,380,550
Bowne & Co., Inc.                                    74,800            1,337,050
Franklin Covey Co.*                                  39,400              659,950
InaCom Corp.*                                        86,000            1,279,250
Kelly Services, Inc. Class A                         85,200            2,641,200
Selective Insurance Group, Inc.                      42,200              854,550
                                                                  --------------
                                                                       9,152,550
                                                                  --------------
CASINOS -- 2.3%
Anchor Gaming*                                       57,600            3,247,200
                                                                  --------------
CHEMICALS -- 1.7%
Albemarle Corp.                                      54,200            1,287,250
Cytec Industries, Inc.*                              56,700            1,204,875
                                                                  --------------
                                                                       2,492,125
                                                                  --------------
CONSTRUCTION -- 8.3%
Centex Corp.                                         99,300            4,474,706
Fleetwood Enterprises, Inc.                          69,400            2,411,650
Vulcan Materials Co.                                 14,100            1,855,031
Webb Corp.                                          118,800            3,274,425
                                                                  --------------
                                                                      12,015,812
                                                                  --------------


--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
COMMON STOCK (CONTINUED)
CONTAINERS -- 0.4%
Libbey, Inc.                                         21,600       $      625,050
                                                                  --------------
DRUGS -- 2.2%
Bindley Western Industries, Inc.                     36,500            1,797,625
Jones Pharma, Inc.                                   38,500            1,402,844
                                                                  --------------
                                                                       3,200,469
                                                                  --------------
ELECTRIC & GAS -- 7.1%
Central Hudson Gas & Electric Corp.                  44,000            1,969,000
Cleco Corp.                                          27,400              940,162
Eastern Utilities Associates                         93,200            2,632,900
Interstate Energy Corp.                              30,566              985,753
OGE Energy Corp.                                     20,500              594,500
Piedmont Natural Gas Co., Inc.                       27,000              975,375
Public Service Co. of New Mexico                    103,600            2,117,325
                                                                  --------------
                                                                      10,215,015
                                                                  --------------
ELECTRICAL -- 1.9%
General Semiconductor, Inc.*                        232,100            1,900,319
Gulf Island Fabrication, Inc.*                      116,800              905,200
                                                                  --------------
                                                                       2,805,519
                                                                  --------------
ELECTRONICS -- 5.3%
C&D Technologies, Inc.                               39,000            1,072,500
CHS Electronics, Inc.*                              133,100            2,254,381
CIENA, Corp.*                                        57,700              840,256
NeoMagic Corp.*                                     158,600            3,499,112
                                                                  --------------
                                                                       7,666,249
                                                                  --------------
ENERGY SERVICES -- 2.0%
Calpine Corp.*                                       86,000            2,171,500
Seitel, Inc.*                                        55,700              692,769
                                                                  --------------
                                                                       2,864,269
                                                                  --------------
FOREST PRODUCTS & PAPER -- 0.7%
Buckeye Technologies, Inc.*                          70,300            1,050,106
                                                                  --------------
HEALTH CARE SERVICES -- 6.1%
Datascope Corp.*                                     74,700            1,708,762
Dexter Corp.                                         32,000            1,006,000
Hanger Orthopedic Group, Inc.*                       33,000              742,500
Lincare Holdings, Inc.*                              99,100            4,013,550
Thermoquest Corp.*                                  102,100            1,320,919
                                                                  --------------
                                                                       8,791,731
                                                                  --------------
HOTELS & RESTAURANTS -- 0.6%
Red Roof Inns, Inc.*                                 50,000              843,750
                                                                  --------------
INSURANCE -- 10.0%
Chartwell Re Corp.                                   35,300              838,375
Fidelity National Financial, Inc.                    45,100            1,375,550
First American Financial Corp.                      113,750            3,654,219
Gallagher (Arthur J.) & Co.                          89,000            3,927,125
LandAmerica Financial Group, Inc.                    24,800            1,384,150
Old Republic International Corp.                    140,955            3,171,488
                                                                  --------------
                                                                      14,350,907
                                                                  --------------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                              SMALL-CAP VALUE FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
COMMON STOCK (CONTINUED)
MACHINERY & EQUIPMENT -- 4.4%
Commercial Intertech Corp.                          100,800       $    1,304,100
DT Industries, Inc.                                  61,900              959,450
Gardner Denver Machinery, Inc.*                     196,000            2,891,000
Gleason Corp.                                        68,825            1,247,453
                                                                  --------------
                                                                       6,402,003
                                                                  --------------
MEDIA -- 1.8%
Meredith Corp.                                       68,300            2,586,863
                                                                  --------------
METALS -- 2.6%
Cleveland Cliffs, Inc.                               20,100              810,281
Inland Steel Industries, Inc.                        87,700            1,479,938
Reliance Steel & Aluminum Corp.                      51,700            1,428,213
                                                                  --------------
                                                                       3,718,432
                                                                  --------------
OFFICE EQUIPMENT -- 0.9%
Storage Technology Corp.*                            37,300            1,326,481
                                                                  --------------
OIL & GAS -- 1.5%
Atwood Oceanics, Inc.*                               52,000              884,000
Washington Gas Light Corp.                           47,600            1,291,150
                                                                  --------------
                                                                       2,175,150

                                                                  --------------
RAILROADS -- 1.0%
Varlen Corp.                                         62,900            1,446,700
                                                                  --------------
RETAIL -- 6.2%
Ames Department Stores, Inc.*                       179,700            4,829,438
Footstar, Inc.*                                     119,500            2,987,500
Pacific Sunwear of California, Inc.*                 72,200            1,182,275
                                                                  --------------
                                                                       8,999,213
                                                                  --------------
TOTAL COMMON STOCK
   (Cost $127,330,744)                                               138,508,291
                                                                  --------------


--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
TEMPORARY INVESTMENTS -- 4.5%
Dreyfus Cash Management Plus #719                 2,233,804         $  2,233,804
Goldman Sachs Financial Square
  Money Market Portfolio                          2,128,586            2,128,586
J.P. Morgan Institutional Prime
  Money Market Portfolio                          2,130,739            2,130,739
                                                                    ------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $6,493,129)                                                   6,493,129
                                                                    ------------
TOTAL INVESTMENTS -- 100.6%
   (Cost $133,823,873)                                               145,001,420
                                                                    ------------
LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.6%)                         (835,711)
                                                                    ------------
NET ASSETS -- 100.0%
Applicable to 4,676,176 and 20,882
   shares of beneficial interest outstanding
   of Institutional Class and Class A,
   respectively, $.001 par value (Note 7)                           $144,165,709
                                                                    ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER INSTITUTIONAL
  CLASS SHARE ($143,524,846/4,676,176)                                    $30.69
                                                                          ======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER CLASS A SHARE
  ($640,863/20,882)                                                       $30.69
                                                                          ======
--------
(DAGGER) See Note 2a to Financial Statements.
* Non-income producing security.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                   INDEX FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
COMMON STOCK -- 96.2%
AEROSPACE -- 1.5%
Allegheny Teledyne, Inc.                              6,395       $      130,698
Allied Signal, Inc.                                  20,500              908,406
B.F. Goodrich Co.                                     2,100               75,337
Boeing Co.                                           36,092            1,177,501
E.G. & G., Inc.                                       1,900               52,844
General Dynamics Corp.                                4,600              269,675
Lockheed Martin Corp.                                 7,171              607,742
Northrop Grumman Holdings Corp.                       2,600              190,125
Raytheon Co. Class A                                  1,842               95,208
Raytheon Co. Class B                                 10,500              559,125
Rockwell International Corp.                          7,200              349,650
Textron, Inc.                                         6,100              463,219
United Technologies Corp.                             8,600              935,250
                                                                  --------------
                                                                       5,814,780
                                                                  --------------
AIR TRANSPORT -- 0.3%
AMR Corp.*                                            6,800              403,750
Delta Air Lines, Inc.                                 5,400              280,800
Southwest Airlines Co.                               12,825              287,761
U.S. Airways Group, Inc.*                             3,600              187,200
                                                                  --------------
                                                                       1,159,511
                                                                  --------------
ALCOHOLIC BEVERAGES & TOBACCO-- 2.0%
Anheuser-Busch Cos., Inc.                            17,500            1,148,437
Brown-Forman Corp.                                    2,700              204,356
Coors Adolph Co.                                      1,200               67,725
Fortune Brands, Inc.                                  6,100              192,912
Philip Morris Cos., Inc.                             88,300            4,724,050
RJR Nabisco Holdings Corp.                           11,300              335,469
Seagram Co., Ltd.                                    13,000              494,000
UST, Inc.                                             6,800              237,150
                                                                  --------------
                                                                       7,404,099
                                                                  --------------
APPAREL, TEXTILES -- 0.2%
Fruit of the Loom, Inc. Class A*                      2,700               37,294
Liz Claiborne, Inc.                                   2,500               78,906
Nike, Inc. Class B                                   10,700              434,019
Reebok International, Ltd.*                           2,200               32,725
Russell Corp.                                         1,600               32,500
Springs Industries, Inc. Class A                        800               33,150
VF Corp.                                              4,500              210,937
                                                                  --------------
                                                                         859,531
                                                                  --------------
AUTO RELATED -- 0.3%
Cooper Tire & Rubber Co.                              2,300               47,006
Dana Corp.                                            5,858              239,446
Eaton Corp.                                           2,600              183,787
Genuine Parts Co.                                     6,625              221,523
Goodyear Tire & Rubber Co.                            6,100              307,669
T.R.W., Inc.                                          4,400              247,225
                                                                  --------------
                                                                       1,246,656
                                                                  --------------
AUTOS -- 1.2%
Ford Motor Co.                                       43,900            2,576,381
General Motors Corp.                                 23,800            1,703,187
Navistar International Corp.*                         2,700               76,950
                                                                  --------------
                                                                       4,356,518
                                                                  --------------


--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
COMMON STOCK (CONTINUED)
BANKS -- 8.0%
Bank of New York Co., Inc.                           27,400       $    1,102,850
Bank One Corp.                                       42,705            2,180,624
BankAmerica Corp.                                    62,877            3,780,480
BankBoston Corp.                                     10,600              412,737
Bankers Trust Corp.                                   3,600              307,575
BB&T Corp.                                           10,600              427,312
Chase Manhattan Corp.                                31,268            2,128,178
Citigroup, Inc.                                      83,192            4,118,004
Comerica, Inc.                                        5,850              398,897
Fifth Third Bancorp                                   9,750              695,297
First Union Corp.                                    35,226            2,142,181
Firstar Corp.                                         4,000              373,000
Fleet Financial Group, Inc.                          20,610              921,009
Huntington Bancshares, Inc.                           7,810              234,788
J.P. Morgan & Co., Inc.                               6,500              682,906
Keycorp                                              16,012              512,384
MBNA Corp.                                           27,655              689,647
Mellon Bank Corp.                                     9,300              639,375
Mercantile Bancorp., Inc.                             5,600              258,300
National City Corp.                                  12,000              870,000
Northern Trust Corp.                                  4,100              357,725
PNC Bank Corp.                                       11,100              600,787
Regions Financial Corp.                               7,800              314,438
Republic New York Corp.                               4,000              182,250
State Street Corp.                                    5,900              410,419
Summit Bancorp                                        6,500              283,969
Suntrust Banks, Inc.                                  7,700              589,050
Synovus Financial Corp.                               9,750              237,656
Union Planters Corp.                                  4,200              190,313
U.S. Bancorp                                         26,984              957,932
Wachovia Corp.                                        7,500              655,781
Wells Fargo Co.                                      58,830            2,349,523
                                                                  --------------
                                                                      30,005,387
                                                                  --------------
BUSINESS SERVICES -- 2.1%
Ascend Communications, Inc.*                          7,900              519,425
Automatic Data Processing, Inc.                      10,800              866,025
Cendant Corp.*                                       30,049              572,809
Ceridian Corp.*                                       2,600              181,512
Computer Sciences Corp.*                              5,800              373,737
Deluxe Corp.                                          3,200              117,000
Dun & Bradstreet Corp.                                6,300              198,844
Ecolab, Inc.                                          5,000              180,937
Electronic Data Systems Corp.                        17,900              899,475
FDX Corp.*                                            5,080              452,120
First Data Corp.                                     15,800              500,662
H & R Block, Inc.                                     3,800              171,000
Ikon Office Solutions, Inc.                           4,900               41,956
Interpublic Group of Cos., Inc.                       4,950              394,762
Moore Corp., Ltd.                                     3,500               38,500
National Service Industries, Inc.                     1,700               64,600
Oracle Corp.*                                        36,187            1,560,564
Paychex, Inc.                                         5,900              303,481
PeopleSoft, Inc.*                                     8,400              158,550
Service Corp. International                           9,300              353,981
Shared Medical Systems Corp.                            900               44,887
                                                                  --------------
                                                                       7,994,827
                                                                  --------------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                   INDEX FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
COMMON STOCK (CONTINUED)
CASINOS -- 0.0%
Harrah's Entertainment, Inc.*                         4,050       $       63,534
Mirage Resorts, Inc.*                                 6,900              103,069
                                                                  --------------
                                                                         166,603
                                                                  --------------
CHEMICALS -- 2.0%
Air Products & Chemicals, Inc.                        8,000              320,000
Avery Dennison Corp.                                  3,800              171,237
Corning, Inc.                                         8,500              382,500
Dow Chemical Co.                                      8,300              754,781
E.I. du Pont de Nemours & Co.                        41,200            2,186,175
Eastman Chemical Co.                                  2,900              129,775
F.M.C. Corp.*                                         1,300               72,800
Great Lakes Chemical Corp.                            2,200               88,000
Hercules, Inc.                                        3,700              101,287
Minnesota Mining & Manufacturing Co.                 14,900            1,059,762
Monsanto Co.                                         21,700            1,030,750
Morton International, Inc.                            4,900              120,050
Nalco Chemical Co.                                    2,500               77,500
P.P.G. Industries, Inc.                               6,600              384,450
Praxair, Inc.                                         5,800              204,450
Rohm & Haas Co.                                       6,900              207,862
Sealed Air Corp.*                                     1,447               73,887
Sigma Aldrich Corp.                                   3,900              114,075
Union Carbide Corp.                                   4,500              191,250
W.R. Grace & Co.*                                     2,700               42,356
                                                                  --------------
                                                                       7,712,947
                                                                  --------------
CONSTRUCTION -- 0.3%
Armstrong World Industries, Inc.                      1,500               90,469
Centex Corp.                                          2,200               99,137
Fleetwood Enterprises, Inc.                           1,200               41,700
Fluor Corp.                                           3,000              127,687
Foster Wheeler Corp.                                  1,600               21,100
Kaufman & Broad Home Corp.                            1,000               28,750
Masco Corp.                                          12,200              350,750
Owens Corning, Inc.                                   2,100               74,419
Pulte Corp.                                           1,600               44,500
Sherwin Williams Co.                                  6,300              185,062
                                                                  --------------
                                                                       1,063,574
                                                                  --------------
CONTAINERS -- 0.1%
Ball Corp.                                              900               41,175
Bemis Co., Inc.                                       1,900               72,081
Crown Cork & Seal Co., Inc.                           5,100              157,144
Owens-Illinois, Inc.*                                 5,500              168,437
                                                                  --------------
                                                                         438,837
                                                                  --------------
COSMETICS & SOAP -- 2.3%
Alberto-Culver Co. Class B                            2,300               61,381
Avon Products, Inc.                                   9,600              424,800
Clorox Co.                                            3,800              443,887
Colgate-Palmolive Co.                                10,800            1,003,050
Gillette Co.                                         41,000            1,980,812
International Flavors & Fragrances, Inc.              4,000              176,750
Procter & Gamble Co.                                 48,800            4,456,050
                                                                  --------------
                                                                       8,546,730
                                                                  --------------


--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
COMMON STOCK (CONTINUED)
DRUGS -- 10.2%
Abbott Laboratories, Inc.                            55,700       $    2,729,300
Allergan, Inc.                                        2,400              155,400
Alza Corp.*                                           3,100              161,975
American Home Products Corp.                         47,900            2,697,369
Amgen, Inc.*                                          9,600            1,003,200
Bristol-Myers Squibb Co.                             36,200            4,844,012
Cardinal Health, Inc.                                 7,350              557,681
Eli Lilly & Co.                                      40,500            3,599,437
Johnson & Johnson                                    49,100            4,118,262
Mallinckrodt, Inc.                                    2,700               83,194
Merck & Co., Inc.                                    43,300            6,394,869
Pfizer, Inc.                                         47,500            5,958,281
Pharmacia & Upjohn, Inc.                             18,480            1,046,430
Schering Plough Corp.                                53,400            2,950,350
Warner-Lambert Co.                                   29,800            2,240,587
                                                                  --------------
                                                                      38,540,347
                                                                  --------------
ELECTRIC & GAS -- 2.6%
AES Corp.                                             6,400              303,200
Ameren Corp.                                          5,000              213,437
American Electric Power Co.                           7,000              329,437
Baltimore Gas & Electric Co.                          5,400              166,725
Carolina Power & Light Co.                            5,500              258,844
Central & South West Corp.                            7,800              214,012
Cinergy Corp.                                         5,836              200,612
Columbia Energy Group                                 3,150              181,913
Consolidated Edison, Inc.                             8,700              460,012
Consolidated Natural Gas Co.                          3,500              189,000
Dominion Resources, Inc.                              6,850              320,237
DTE Energy Co.                                        5,400              231,525
Duke Energy Corp.                                    13,061              836,720
Eastern Enterprises                                     800               35,000
Edison International                                 12,900              359,587
Entergy Corp.                                         9,000              280,125
F.P.L. Group, Inc.                                    6,700              412,887
FirstEnergy Corp.                                     8,500              276,781
GPU, Inc.                                             4,500              198,844
Houston Industries, Inc.                             10,493              337,088
New Century Energies, Inc.                            4,200              204,750
Niagara Mohawk Power Corp.*                           5,800               93,525
Nicor, Inc.                                           1,900               80,275
Northern States Power Co.                             5,400              149,850
Oneok, Inc.                                           1,100               39,737
P.P.& L. Resources, Inc.                              6,100              170,037
Pacific Gas & Electric Co.                           13,800              434,700
Pacificorp                                           10,900              229,581
PECO Energy Co.                                       8,200              341,325
Peoples Energy Corp.                                  1,400               55,825
Public Service Enterprise Group, Inc.                 8,600              344,000
Sempra Energy                                         8,761              222,310
Sonat, Inc.                                           4,100              110,956
Southern Co.                                         25,000              726,562
Texas Utilities Co.                                  10,207              476,539
Unicom Corp.                                          8,000              308,500
                                                                  --------------
                                                                       9,794,458
                                                                  --------------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                   INDEX FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
COMMON STOCK (CONTINUED)
ELECTRICAL -- 3.8%
Cooper Industries, Inc.                               4,500       $      214,594
Emerson Electric Co.                                 16,100            1,007,256
General Electric Co.                                118,300           12,073,994
General Instrument Corp.*                             5,400              183,262
Grainger W.W., Inc.                                   3,600              149,850
Honeywell, Inc.                                       4,700              353,969
Johnson Controls, Inc.                                3,100              182,900
                                                                  --------------
                                                                      14,165,825
                                                                  --------------
ELECTRONICS -- 5.2%
A.M.P., Inc.                                          8,096              421,498
Advanced Micro Devices, Inc.*                         5,200              150,475
America Online, Inc.                                 10,500            1,519,875
Andrew Corp.*                                         3,287               54,235
Compuware Corp.*                                      3,200              249,800
Intel Corp.                                          61,200            7,252,200
KLA Tencor Corp.*                                     3,300              143,137
LSI Logic Corp.*                                      5,200               83,850
Lucent Technologies, Inc.                            47,972            5,276,920
Micron Technology, Inc.*                              7,800              394,387
Motorola, Inc.                                       21,700            1,325,056
National Semiconductor Corp.*                         5,600               75,600
Parametric Technology Corp.*                          9,400              152,750
Perkin Elmer Corp.                                    1,700              165,856
Scientific Atlanta, Inc.                              3,100               70,719
Solectron Corp.*                                      4,200              390,337
Tektronix, Inc.                                       1,950               58,622
Tellabs, Inc.*                                        6,700              459,369
Texas Instruments, Inc.                              14,200            1,214,987
Thomas & Betts Corp.                                  2,000               86,625
                                                                  --------------
                                                                      19,546,298
                                                                  --------------
ENERGY SERVICES -- 0.4%
Baker Hughes, Inc.                                   11,870              209,951
Halliburton Co.                                      16,200              479,925
Helmerich & Payne, Inc.                               2,000               38,750
Rowan Cos., Inc.*                                     3,400               34,000
Schlumberger, Ltd.                                   19,800              913,275
                                                                  --------------
                                                                       1,675,901
                                                                  --------------
FOOD & BEVERAGES -- 4.6%
Archer-Daniels-Midland Co.                           21,580              370,906
Bestfoods, Inc.                                      10,500              559,125
Campbell Soup Co.                                    16,300              896,500
Coca-Cola Co.                                        89,700            5,998,687
Coca-Cola Enterprises, Inc.                          14,700              525,525
Conagra, Inc.                                        17,400              548,100
General Mills, Inc.                                   5,600              435,400
Heinz H.J. Co.                                       13,300              753,112
Hershey Foods Corp.                                   5,200              323,375
Kellogg Co.                                          15,000              511,875
Pepsico, Inc.                                        53,600            2,194,250
Pioneer Hi-Bred International, Inc.                   9,000              243,000
Quaker Oats Co.                                       5,100              303,450
Ralston Purina Group                                 11,700              378,787


--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
COMMON STOCK (CONTINUED)
FOOD & BEVERAGES (CONTINUED)
Sara Lee Corp.                                       34,000       $      958,375
Unilever N.V                                         23,300            1,932,444
Wm. Wrigley Jr., Co.                                  4,200              376,162
                                                                  --------------
                                                                      17,309,073
                                                                  --------------
FOREST PRODUCTS & PAPER -- 0.9%
Boise Cascade Corp.                                   1,900               58,900
Champion International Corp.                          3,500              141,750
Fort James Corp.                                      7,600              304,000
Georgia Pacific Corp.                                 3,400              199,112
International Paper Co.                              11,107              497,732
Kimberly-Clark Corp.                                 20,228            1,102,426
Louisiana-Pacific Corp.                               4,000               73,250
Mead Corp.                                            3,900              114,319
Potlatch Corp.                                          900               33,187
Temple Inland, Inc.                                   2,100              124,556
Union Camp Corp.                                      2,600              175,500
Westvaco Corp.                                        4,000              107,250
Weyerhaeuser Co.                                      7,400              376,012
Willamette Industries, Inc.                           4,100              137,350
                                                                  --------------
                                                                       3,445,344
                                                                  --------------
HEALTH CARE SERVICES -- 1.7%
Bausch & Lomb, Inc.                                   2,000              120,000
Baxter International, Inc.                           10,300              662,419
Becton, Dickinson & Co.                               9,000              384,188
Biomet, Inc.                                          4,300              172,806
Boston Scientific Corp.*                             14,200              380,738
C.R. Bard, Inc.                                       2,100              103,950
Columbia/HCA Healthcare Corp.                        23,582              583,655
Guidant Corp.                                         5,500              606,375
HBO & Co.                                            15,200              436,050
HCR Manor Care, Inc.*                                 3,950              116,031
Healthsouth Corp.*                                   14,500              223,844
Humana, Inc.*                                         6,000              106,875
IMS Health, Inc.                                      6,000              452,625
Medtronic, Inc.                                      17,100            1,269,675
Millipore Corp.                                       1,600               45,500
St. Jude Medical, Inc.*                               3,100               85,831
Tenet Healthcare Corp.*                              11,300              296,625
United Healthcare Corp.                               7,000              301,438
                                                                  --------------
                                                                       6,348,625
                                                                  --------------
HOTELS & RESTAURANTS -- 0.8%
Darden Restaurants, Inc.                              5,400               97,200
Hilton Hotels Corp.                                   9,200              175,950
Marriott International, Inc. Class A                  9,400              272,600
McDonald's Corp.                                     24,800            1,900,300
Tricon Global Restaurants, Inc.*                      5,630              282,204
Wendy's International, Inc.                           5,100              111,244
                                                                  --------------
                                                                       2,839,498
                                                                  --------------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                   INDEX FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
COMMON STOCK (CONTINUED)
HOUSEHOLD GOODS -- 0.3%
Black & Decker Corp.                                  3,700       $      207,431
Maytag Corp.                                          3,500              217,875
Newell Co.                                            5,900              243,375
Rubbermaid, Inc.                                      5,900              185,481
Tupperware Corp.                                      2,500               41,094
Whirlpool Corp.                                       2,900              160,588
                                                                  --------------
                                                                       1,055,844
                                                                  --------------
INSURANCE -- 3.5%
Aetna, Inc.                                           5,453              428,742
Allstate Corp.                                       30,140            1,164,158
American General Corp.                                9,296              725,088
American International Group, Inc.                   38,268            3,697,646
Aon Corp.                                             6,100              337,788
Chubb Corp.                                           6,200              402,225
Cigna Corp.                                           7,700              595,306
Cincinnati Financial Corp.                            6,000              219,750
Conseco, Inc.                                        11,382              347,862
Hartford Financial Services Group, Inc.               8,600              471,925
Jefferson-Pilot Corp.                                 3,900              292,500
Lincoln National Corp.                                3,700              302,706
Loews Corp.                                           4,200              412,650
Marsh & McLennan Cos., Inc.                           9,350              546,391
MBIA, Inc.                                            3,600              236,025
MGIC Investment Corp.                                 4,200              167,213
Progressive Corp.                                     2,600              440,375
Provident Cos., Inc.                                  4,900              203,350
Providian Financial Corp.                             5,250              393,750
Safeco Corp.                                          5,200              223,275
St. Paul Cos., Inc.                                   8,368              290,788
SunAmerica, Inc.                                      7,100              575,988
Torchmark Corp.                                       5,200              183,625
Transamerica Corp.                                    2,300              265,650
UNUM Corp.                                            5,100              297,713
                                                                  --------------
                                                                      13,222,489
                                                                  --------------
LEISURE -- 0.3%
Brunswick Corp.                                       3,900               96,525
Carnival Corp.                                       10,800              518,400
Hasbro, Inc.                                          4,650              167,981
Jostens, Inc.                                         1,100               28,806
Mattel, Inc.                                         10,737              244,938
                                                                  --------------
                                                                       1,056,650
                                                                  --------------
MACHINERY & EQUIPMENT -- 1.6%
Aeroquip Vickers, Inc.                                  800               23,950
Applied Materials, Inc.*                             13,400              572,013
Briggs & Stratton Corp.                               1,000               49,875
Case Corp.                                            2,800               61,075
Caterpillar, Inc.                                    13,500              621,000
Crane Co.                                             2,850               86,034
Danaher Corp.                                         4,500              244,406
Deere & Co.                                           9,100              301,438
Dover Corp.                                           8,200              300,325
Harnischfeger Industries, Inc.                        1,800               18,338


--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
COMMON STOCK (CONTINUED)
MACHINERY & EQUIPMENT (CONTINUED)
Illinois Tool Works, Inc.                             9,100       $      527,800
Ingersoll Rand Co.                                    6,100              286,319
ITT Industries, Inc.                                  4,400              174,900
McDermott International, Inc.                         2,200               54,313
Milacron, Inc.                                        1,600               30,800
Nacco Industries, Inc.                                  300               27,600
Pall Corp.                                            4,733              119,804
Parker-Hannifin Corp.                                 4,025              131,819
Raychem Corp.                                         3,200              103,400
Snap-On, Inc.                                         2,200               76,588
Stanley Works, Inc.                                   3,300               91,575
Tenneco, Inc.                                         6,300              214,594
Thermo Electron Corp.*                                5,600               94,850
Timken Co.                                            2,500               47,188
Tyco International, Ltd.                             23,045            1,738,457
                                                                  --------------
                                                                       5,998,461
                                                                  --------------
MEDIA -- 3.4%
CBS Corp.                                            26,000              851,500
Clear Channel Communications, Inc.*                   9,000              490,500
Comcast Corp. Class A                                 4,800              275,400
Comcast Corp. Special Class A Non-Voting              8,600              504,713
Dow Jones & Co., Inc.                                 3,500              168,438
Gannett Co., Inc.                                    10,300              681,731
King World Productions, Inc.*                         2,200               64,763
Knight-Ridder, Inc.                                   2,900              148,263
McGraw-Hill Cos., Inc.                                3,700              376,938
Mediaone Group*                                      22,100            1,038,700
Meredith Corp.                                        1,900               71,963
New York Times Co.                                    7,000              242,813
Omnicom Group, Inc.                                   6,200              359,600
R.R. Donnelley & Sons, Inc.                           5,300              232,206
Tele-Communications, Inc. Class A*                   18,652            1,031,689
Time Warner, Inc.                                    43,600            2,705,925
Times Mirror Co.                                      3,300              184,800
Tribune Co.                                           4,500              297,000
Viacom, Inc. Class A*                                   560               41,195
Viacom, Inc. Class B*                                11,843              876,382
Walt Disney Co.                                      74,100            2,223,000
                                                                  --------------
                                                                      12,867,519
                                                                  --------------
METALS -- 0.6%
Alcan Aluminium, Ltd.                                 8,400              227,325
Aluminum Co. of America                               6,800              507,025
Asarco, Inc.                                          1,700               25,606
Barrick Gold Corp.                                   14,100              274,950
Battle Mountain Gold Co.                              9,000               37,125
Bethlehem Steel Corp.*                                4,500               37,688
Cyprus AMAX Minerals Co.                              3,650               36,500
Engelhard Corp.                                       5,287              103,097
Freeport-McMoran Copper & Gold, Inc.                  7,100               74,106
Homestake Mining Co.                                  5,800               53,288
Inco, Ltd.                                            6,600               69,713
Newmont Mining Corp.                                  5,774              104,293
Nucor Corp.                                           3,400              147,050
Phelps Dodge Corp.                                    2,200              111,925
Placer Dome, Inc.                                     9,400              108,100

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                   INDEX FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
COMMON STOCK (CONTINUED)
METALS (CONTINUED)
Reynolds Metals Co.                                   2,700       $      142,256
USX-U.S. Steel Group, Inc.                            3,300               75,900
Worthington Industries, Inc.                          3,850               48,125
                                                                  --------------
                                                                       2,184,072
                                                                  --------------
MISCELLANEOUS FINANCE -- 3.6%
American Express Co.                                 16,600            1,697,350
Associates First Capital Corp. Class A               25,482            1,079,800
Bear Stearns Cos., Inc.                               4,200              156,975
Berkshire Hathaway, Inc.                                294              690,900
Capital One Financial Corp.                           2,400              276,000
Charles Schwab Corp.                                 14,625              821,742
Countrywide Credit Industries, Inc.                   4,100              205,769
Equifax, Inc.                                         5,500              188,031
Federal Home Loan Mortgage Corp.                     24,900            1,604,494
Federal National Mortgage Association                37,700            2,789,800
Franklin Resources, Inc.                              9,300              297,600
Household International, Inc.                        17,833              706,633
Lehman Brothers Holdings, Inc.                        3,700              163,031
Merrill Lynch & Co., Inc.                            12,700              847,725
Morgan Stanley Dean Witter & Co.                     21,669            1,538,499
SLM Holding Corp.                                     6,200              297,600
                                                                  --------------
                                                                      13,361,949
                                                                  --------------
OFFICE EQUIPMENT -- 10.8%
3Com Corp.*                                          12,800              573,600
Adobe Systems, Inc.                                   2,500              116,875
Apple Computer, Inc.*                                 5,000              204,688
Autodesk, Inc.                                        1,900               80,988
BMC Software, Inc.*                                   7,000              311,938
Cabletron Systems, Inc.*                              6,100               51,088
Cisco Systems, Inc.*                                 56,700            5,262,469
Compaq Computer Corp.                                60,121            2,521,324
Computer Associates International, Inc.              20,162              859,405
Data General Corp.*                                   1,700               27,944
Dell Computer, Inc.*                                 46,100            3,373,944
EMC Corp.*                                           18,000            1,530,000
Gateway 2000, Inc.*                                   5,600              286,650
Harris Corp.                                          2,900              106,213
Hewlett Packard Co.                                  37,900            2,589,044
International Business Machines Corp.                34,000            6,281,500
Microsoft Corp.*                                     89,800           12,442,913
Novell, Inc.*                                        12,800              232,000
Pitney Bowes, Inc.                                   10,100              667,231
Seagate Technology, Inc.*                             9,000              272,250
Silicon Graphics, Inc.*                               6,954               89,533
Sun Microsystems, Inc.*                              13,800            1,180,763
Unisys Corp.*                                         9,300              320,269
Xerox Corp.                                          12,000            1,416,000
                                                                  --------------
                                                                      40,798,629
                                                                  --------------
OIL & GAS -- 5.3%
Amerada Hess Corp.                                    3,500              174,125
Anadarko Petroleum Corp.                              4,400              135,850
Apache Corp.                                          3,300               83,531
Ashland, Inc.                                         2,900              140,288
Atlantic Richfield Co.                               11,800              769,950
Burlington Resources, Inc.                            6,482              232,137


--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
COMMON STOCK (CONTINUED)
OIL & GAS (CONTINUED)
Chevron Corp.                                        23,800       $    1,973,913
Coastal Corp.                                         7,800              272,513
Enron Corp.                                          11,900              679,044
Exxon Corp.                                          88,700            6,486,188
Kerr-McGee Corp.                                      1,800               68,850
Mobil Corp.                                          28,700            2,500,488
Occidental Petroleum Corp.                           12,500              210,938
Oryx Energy Co.*                                      4,100               55,094
Phillips Petroleum Co.                                9,400              400,675
Royal Dutch Petroleum Co.                            78,100            3,739,038
Sunoco, Inc.                                          2,655               95,746
Texaco, Inc.                                         19,500            1,031,063
Unocal Corp.                                          9,100              265,606
USX-Marathon Group, Inc.                             10,600              319,325
Williams Cos., Inc.                                  14,900              464,694
                                                                  --------------
                                                                      20,099,056
                                                                  --------------
PHOTOGRAPHIC -- 0.2%
Eastman Kodak Co.                                    12,000              864,000
Polaroid Corp.                                        1,800               33,638
                                                                  --------------
                                                                         897,638
                                                                  --------------
POLLUTION CONTROL -- 0.3%
Browning-Ferris Industries, Inc.                      6,700              190,531
Laidlaw, Inc.                                        12,500              125,781
Waste Management, Inc.                               20,675              963,972
                                                                  --------------
                                                                       1,280,284
                                                                  --------------
RAILROADS -- 0.5%
Burlington Northern Santa Fe Corp.                   17,193              580,264
CSX Corp.                                             8,300              344,450
Norfolk Southern Corp.                               13,900              440,456
Union Pacific Corp.                                   9,100              410,069
Union Pacific Resources Group, Inc.                   9,351               84,743
                                                                  --------------
                                                                       1,859,982
                                                                  --------------
RETAIL -- 5.6%
American Greetings Corp. Class A                      2,600              106,763
Autozone, Inc.*                                       5,600              184,450
Circuit City Stores, Inc.                             3,600              179,775
Consolidated Stores Corp.*                            4,000               80,750
Costco Cos., Inc.*                                    7,821              564,578
CVS Corp.                                            14,000              770,000
Dayton Hudson Corp.                                  16,000              868,000
Dillard's, Inc. Class A                               4,000              113,500
Dollar General Corp.*                                 6,625              156,516
Federated Department Stores, Inc.*                    7,700              335,431
Fred Meyer, Inc.*                                     5,600              337,400
Gap, Inc.                                            21,675            1,219,219
Harcourt General, Inc.                                2,800              148,925
Home Depot, Inc.                                     53,198            3,255,053
K Mart Corp.*                                        18,000              275,625
Kohls Corp.*                                          5,700              350,194
Limited, Inc.                                         8,313              242,116
Longs Drug Stores, Inc.                               1,400               52,500
Lowe's Cos., Inc.                                    12,800              655,200
May Department Stores Co.                             8,400              507,150
Nordstrom, Inc.                                       5,600              194,250

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                   INDEX FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
COMMON STOCK (CONTINUED)
RETAIL (CONTINUED)
Penney, J.C. Co.                                      9,100       $      426,563
Pep Boys-Manny, Moe & Jack                            2,400               37,650
Rite Aid Corp.                                        9,400              465,888
Sears, Roebuck & Co.                                 14,300              607,750
Staples, Inc.                                        10,400              454,350
Tandy Corp.                                           3,800              156,513
TJX Cos., Inc.                                       11,800              342,200
Toys "R" Us, Inc.*                                   10,500              177,188
Wal-Mart Stores, Inc.                                81,800            6,661,588
Walgreen Co.                                         18,000            1,054,125
                                                                  --------------
                                                                      20,981,210
                                                                  --------------
RETAIL - FOOD -- 0.9%
Albertson's, Inc.                                     8,900              566,819
American Stores Co.                                   9,900              365,681
Great Atlantic & Pacific Tea Co., Inc.                1,100               32,588
Kroger Co.*                                           9,300              562,650
Safeway, Inc.*                                       16,700            1,017,656
Supervalu, Inc.                                       4,400              123,200
Sysco Corp.                                          12,500              342,969
Winn-Dixie Stores, Inc.                               5,400              242,325
                                                                  --------------
                                                                       3,253,888
                                                                  --------------
TELEPHONES -- 8.4%
AirTouch Communications, Inc.*                       20,900            1,507,413
Alltel Corp.                                         10,100              604,106
Ameritech Corp.                                      40,100            2,541,338
AT&T Corp.                                           65,942            4,962,136
Bell Atlantic Corp.                                  56,804            3,010,612
BellSouth Corp.                                      72,200            3,600,975
Frontier Corp.                                        6,000              204,000
GTE Corp.                                            35,100            2,367,056
MCI Worldcom, Inc.*                                  64,119            4,600,538
Nextel Communications, Inc. Class A*                  9,700              229,163
Northern Telecom, Ltd.                               23,780            1,191,973
SBC Communications, Inc.                             71,208            3,818,529
Sprint Corp. (FON Group)                             15,400            1,295,525
Sprint Corp. (PCS Group)                             15,100              349,188
US West, Inc.                                        18,311            1,183,348
                                                                  --------------
                                                                      31,465,900
                                                                  --------------
THRIFT INSTITUTIONS -- 0.3%
Golden West Financial Corp.                           2,100              192,544
Washington Mutual, Inc.                              21,093              805,489
                                                                  --------------
                                                                         998,033
                                                                  --------------
TRUCKING -- 0.1%
Cummins Engine Co., Inc.                              1,600               56,800
Paccar, Inc.                                          3,090              126,304
Ryder System, Inc.                                    3,000               78,000
                                                                  --------------
                                                                         261,104
                                                                  --------------
TOTAL COMMON STOCK
   (Cost $195,391,464)                                               362,078,077
                                                                  --------------


--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
CONVERTIBLE PREFERRED STOCK -- 0.0%
CONTAINERS -- 0.0%
Sealed Air Corp., $2.00, 04/01/18,
  Series A
  (Cost $42,011)                                      1,282       $       66,504
                                                                  --------------
RIGHTS &WARRANTS -- 0.0%
U.S. Surgical Corp.
  (Cost $0)                                              22                    0
                                                                  --------------



  COUPON                                              PAR
   RATE                           MATURITY           (000)
  ------                          --------           -----
U.S. TREASURY OBLIGATIONS -- 0.3%
U.S. Treasury Bills**
  (Cost $972,197)
   5.198%                         07/22/99           $1,000              975,623
                                                                     -----------


                                                   SHARES
                                                   ------
TEMPORARY INVESTMENTS -- 3.6%
Dreyfus Cash Management Plus #719                 4,520,745            4,520,745
Goldman Sachs Financial Square
  Money Market Portfolio                          4,542,707            4,542,707
J.P. Morgan Institutional Prime
  Money Market Portfolio                          4,597,410            4,597,410
                                                                     -----------
TOTAL TEMPORARY INVESTMENTS
   (Cost $13,660,862)                                                 13,660,862
                                                                     -----------
TOTAL INVESTMENTS -- 100.1%
   (Cost $210,066,534)                                               376,781,066
                                                                     -----------
LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.1%)                         (486,404)
                                                                     -----------
NET ASSETS -- 100.0%
Applicable to 12,789,949 and 484,270
   shares of beneficial interest outstanding
   of Institutional Class and Class A,
   respectively, $.001 par value (Note 7)                           $376,294,662
                                                                     ===========
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER INSTITUTIONAL CLASS SHARE
  ($362,567,897/12,789,949)                                               $28.35
                                                                          ======
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER CLASS A SHARE ($13,726,765/484,270)                           $28.35
                                                                          ======
--------
(DAGGER) See Note 2a to the Financial Statements.
*  Non-income producing security.
** Security pledged as collateral for futures contracts.


                                                  NUMBER OF          UNREALIZED
                                                  CONTRACTS         DEPRECIATION
                                                  ---------         ------------
Futures Contracts -- Long Position
  S&P 500 Index, March 1999                              45             $501,875
                                                       ====             ========

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                  BALANCED FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
COMMON STOCK -- 52.9%
AEROSPACE -- 2.3%
Alliant Techsystems, Inc.*                            1,100       $       90,681
Cordant Technologies, Inc.                            6,300              236,250
Esterline Technologies Corp.*                         7,300              158,775
Litton Industries, Inc.*                              9,700              632,925
Lockheed Martin Corp.                                 2,400              203,400
                                                                  --------------
                                                                       1,322,031
                                                                  --------------
AIR TRANSPORT -- 1.3%
AMR Corp.*                                            8,100              480,937
Continental Airlines, Inc. Class B*                   1,200               40,200
Delta Air Lines, Inc.                                 3,900              202,800
Offshore Logistics, Inc.*                             3,200               37,600
                                                                  --------------
                                                                         761,537
                                                                  --------------
ALCOHOLIC BEVERAGES & TOBACCO-- 0.9%
Philip Morris Cos., Inc.                              5,000              267,500
Universal Corp.                                       7,600              266,950
                                                                  --------------
                                                                         534,450
                                                                  --------------
APPAREL, TEXTILES -- 1.5%
Dan River, Inc. Class A*                                900               10,575
Oxford Industries, Inc.                                 800               22,600
Shaw Industries, Inc.                                24,800              601,400
VF Corp.                                              5,400              253,125
                                                                  --------------
                                                                         887,700
                                                                  --------------
AUTO RELATED -- 0.0%
Rent-Way, Inc.*                                       1,000               24,312
                                                                  --------------
AUTOS -- 2.2%
DaimlerChrysler A.G                                   2,116              203,268
Ford Motor Co.                                       15,200              892,050
General Motors Corp.                                  1,700              121,656
Navistar International Corp.*                         2,600               74,100
                                                                  --------------
                                                                       1,291,074
                                                                  --------------
BANKS -- 2.3%
Chase Manhattan Corp.                                 8,100              551,306
Compass Bancshares, Inc.                              2,100               79,537
Doral Financial Corp.                                 2,800               61,950
Everen Capital Corp.                                  2,200               50,050
Flagstar Bancorp, Inc.                                3,000               78,375
GBC Bancorp                                           4,000              102,000
One Valley Bancorp                                      750               24,656
Provident Bankshares Corp.                            1,600               39,800
Southtrust Corp.                                      8,900              328,187
UST Corp.                                               500               11,750
                                                                  --------------
                                                                       1,327,611
                                                                  --------------
BUSINESS SERVICES -- 1.6%
Aviall, Inc.*                                         7,100               83,425
Bowne & Co., Inc.                                     2,600               46,475
Computer Sciences Corp.*                              3,300              212,644
Franklin Covey Co.*                                   1,500               25,125
InaCom Corp.*                                         3,000               44,625
Kelly Services, Inc. Class A                          3,000               93,000


--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
COMMON STOCK (CONTINUED)
BUSINESS SERVICES (CONTINUED)
Selective Insurance Group, Inc.                       1,600       $       32,400
Viad Corp.                                           13,200              400,950
                                                                  --------------
                                                                         938,644
                                                                  --------------
CASINOS -- 0.2%
Anchor Gaming*                                        2,100              118,387
                                                                  --------------
CHEMICALS -- 0.1%
Albemarle Corp.                                       1,700               40,375
Cytec Industries, Inc.*                               2,000               42,500
                                                                  --------------
                                                                          82,875
                                                                  --------------
CONSTRUCTION -- 2.0%
Centex Corp.                                         17,100              770,569
Fleetwood Enterprises, Inc.                           5,800              201,550
Vulcan Materials Co.                                    500               65,781
Webb Corp.                                            4,000              110,250
                                                                  --------------
                                                                       1,148,150
                                                                  --------------
CONTAINERS -- 0.0%
Libbey, Inc.                                            700               20,256
                                                                  --------------
DRUGS -- 3.7%
Amgen, Inc.*                                          1,700              177,650
Bergen Brunswig Corp. Class A                        14,800              516,150
Bindley Western Industries, Inc.                        800               39,400
Bristol-Myers Squibb Co.                              3,900              521,869
Jones Pharma, Inc.                                    1,100               40,081
McKesson Corp.                                        6,800              537,625
Mylan Laboratories, Inc.                              4,100              129,150
PharMerica, Inc.*                                    29,300              175,800
                                                                  --------------
                                                                       2,137,725
                                                                  --------------
ELECTRIC & GAS -- 3.1%
Central Hudson Gas & Electric Corp.                   1,500               67,125
Cleco Corp.                                           1,100               37,744
Columbia Energy Group                                 4,500              259,875
Eastern Utilities Associates                          3,700              104,525
Energy East Corp.                                    14,400              813,600
Houston Industries, Inc.                             12,200              391,925
Interstate Energy Corp.                               1,482               47,794
Public Service Co. of New Mexico                      4,000               81,750
                                                                  --------------
                                                                       1,804,338
                                                                  --------------
ELECTRICAL -- 0.2%
General Semiconductor, Inc.*                          8,000               65,500
Gulf Island Fabrication, Inc.*                        3,700               28,675
                                                                  --------------
                                                                          94,175
                                                                  --------------
ELECTRONICS -- 0.8%
C&D Technologies, Inc.                                1,300               35,750
CHS Electronics, Inc.*                                4,500               76,219
CIENA, Corp.*                                         1,800               26,212
Intel Corp.                                           2,000              237,000
NeoMagic Corp.*                                       4,900              108,106
                                                                  --------------
                                                                         483,287
                                                                  --------------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                  BALANCED FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
COMMON STOCK (CONTINUED)
ENERGY SERVICES -- 0.2%
Calpine Corp.*                                        3,000       $       75,750
Seitel, Inc.*                                         2,200               27,362
                                                                  --------------
                                                                         103,112
                                                                  --------------
FOOD & BEVERAGES -- 1.1%
Dean Foods Co.                                        4,400              179,575
IBP, Inc.                                             4,000              116,500
Smithfield Foods, Inc.*                               9,300              313,875
                                                                  --------------
                                                                         609,950
                                                                  --------------
FOREST PRODUCTS & PAPER -- 0.1%
Buckeye Technologies, Inc.*                           2,100               31,369
                                                                  --------------
HEALTH CARE SERVICES -- 2.4%
AmeriSource Health Corp. Class A*                     2,300              149,500
Arterial Vascular Engineering, Inc.*                  3,400              177,862
Datascope Corp.*                                      2,600               59,475
Dexter Corp.                                          1,200               37,725
Hanger Orthopedic Group, Inc.*                        1,500               33,750
HBO & Co.                                            16,400              470,475
Lincare Holdings, Inc.*                               3,600              145,800
Thermoquest Corp.*                                    3,200               41,400
Wellpoint Health Networks, Inc.*                      3,200              278,400
                                                                  --------------
                                                                       1,394,387
                                                                  --------------
HOTELS & RESTAURANTS -- 1.2%
Darden Restaurants, Inc.                             18,975              341,550
Outback Steakhouse, Inc.*                             8,800              349,800
Red Roof Inns, Inc.*                                  1,900               32,062
                                                                  --------------
                                                                         723,412
                                                                  --------------
INSURANCE -- 4.4%
Allstate Corp.                                       11,900              459,637
Chartwell Re Corp.                                    1,300               30,875
Cigna Corp.                                          10,100              780,856
Conseco, Inc.                                         4,000              122,250
Equitable Cos., Inc.                                 11,000              636,625
Fidelity National Financial, Inc.                     1,320               40,260
First American Financial Corp.                        4,900              157,412
Gallagher (Arthur J.) & Co.                           3,700              163,263
LandAmerica Financial Group, Inc.                       800               44,650
Old Republic International Corp.                      6,250              140,625
                                                                  --------------
                                                                       2,576,453
                                                                  --------------
MACHINERY & EQUIPMENT -- 1.0%
Commercial Intertech Corp.                            3,500               45,281
DT Industries, Inc.                                   2,000               31,000
Gardner Denver Machinery, Inc.*                       6,800              100,300
Gleason Corp.                                         2,475               44,859
ITT Industries, Inc.                                  3,700              147,075
Trinity Industries, Inc.                              4,900              188,650
                                                                  --------------
                                                                         557,165
                                                                  --------------


--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
COMMON STOCK (CONTINUED)
MEDIA -- 0.6%
Meredith Corp.                                        2,000       $       75,750
Omnicom Group, Inc.                                   4,400              255,200
                                                                  --------------
                                                                         330,950
                                                                  --------------
METALS -- 0.2%
Cleveland Cliffs, Inc.                                  700               28,219
Inland Steel Industries, Inc.                         2,800               47,250
Reliance Steel & Aluminum Corp.                       1,800               49,725
                                                                  --------------
                                                                         125,194
                                                                  --------------
MISCELLANEOUS FINANCE -- 1.8%
Countrywide Credit Industries, Inc.                   5,400              271,013
Federal National Mortgage Association                 1,700              125,800
Lehman Brothers Holdings, Inc.                        5,700              251,156
Morgan Stanley Dean Witter & Co.                      3,400              241,400
PaineWebber Group, Inc.                               4,200              162,225
                                                                  --------------
                                                                       1,051,594
                                                                  --------------
OFFICE EQUIPMENT -- 5.1%
Comdisco, Inc.                                        5,900               99,563
Compaq Computer Corp.                                 4,800              201,300
Dell Computer, Inc.*                                  6,200              453,763
Gateway 2000, Inc.*                                   4,400              225,225
Harris Corp.                                          3,850              141,006
Ingram Micro, Inc. Class A*                           3,700              129,038
International Business Machines Corp.                 4,900              905,275
Lexmark International Group, Inc. Class A*            5,800              582,900
Storage Technology Corp.*                             1,400               49,788
Tech Data Corp.*                                      5,300              212,663
                                                                  --------------
                                                                       3,000,521
                                                                  --------------
OIL & GAS -- 2.7%
Atwood Oceanics, Inc.*                                1,500               25,500
Coastal Corp.                                        18,000              628,875
Exxon Corp.                                           3,600              263,250
Sunoco, Inc.                                         14,300              515,694
Ultramar Diamond Shamrock Corp.                       4,700              113,975
Washington Gas Light Corp.                            1,900               51,538
                                                                  --------------
                                                                       1,598,832
                                                                  --------------
RAILROADS -- 0.1%
Varlen Corp.                                          2,150               49,450
                                                                  --------------
RETAIL -- 2.8%
Ames Department Stores, Inc.*                         5,500              147,813
BJ's Wholesale Club, Inc.*                            6,050              280,191
Dayton Hudson Corp.                                   8,800              477,400
Footstar, Inc.*                                       4,400              110,000
Pacific Sunwear of California, Inc.*                  2,200               36,025
Ross Stores, Inc.                                     4,700              184,769
Tandy Corp.                                           4,600              189,463
TJX Cos., Inc.                                        6,500              188,500
                                                                  --------------
                                                                       1,614,161
                                                                  --------------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                  BALANCED FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
COMMON STOCK (CONTINUED)
RETAIL - FOOD -- 1.9%
Kroger Co.*                                           9,600       $      580,800
Safeway, Inc.*                                        8,700              530,156
                                                                  --------------
                                                                       1,110,956
                                                                  --------------
TELEPHONES -- 4.4%
AT&T Corp.                                           14,825            1,115,581
Bell Atlantic Corp.                                   6,400              339,200
GTE Corp.                                             6,300              424,856
SBC Communications, Inc.                              3,737              200,397
Telefonos de Mexico S.A. ADR                          2,000               97,375
US West, Inc.                                         6,200              400,675
                                                                  --------------
                                                                       2,578,084
                                                                  --------------
THRIFT INSTITUTIONS -- 0.7%
Charter One Financial, Inc.                           5,100              141,206
Dime Bancorp, Inc.                                   10,600              280,238
                                                                  --------------
                                                                         421,444
                                                                  --------------
TOTAL COMMON STOCK
   (Cost $24,940,324)                                                 30,853,586
                                                                  --------------

  COUPON                                              PAR
   RATE                           MATURITY           (000)
  ------                          --------           -----
ASSET-BACKED SECURITIES -- 7.0%
AK Bank Series 1998-A, Class 1
   7.848%                         07/15/05         $    250              224,141
Banco Nacional de Mexico, S.A.
  Series 1996-A, Class A1
   6.250%                         12/01/03              375              373,184
BankAmerica Manufactured Housing
  Contract Series 1998-2, Class B1
   7.930%                         12/10/25              425              357,199
Case Equipment Loan Trust
  Series 1997-A, Class B
   6.700%                         03/15/04              500              514,959
First Plus Home Loan Trust
  Series 1997-3, Class A6
   7.080%                         07/10/17              285              306,556
Green Tree Financial Corp.
  Series 1997-4, Class A5
   6.880%                         02/15/29              650              667,037
Rental Car Finance Corp.
  Series 1997-1, Class A3
   6.600%                         09/25/07            1,000            1,001,094
Team Fleet Financing Corp.
  Series 1997-1, Class A
   7.350%                         05/15/03              375              391,057
World Omni Automobile Lease
  Series 1997-A, Class A4
   6.900%                         06/25/03              274              286,457
                                                                  --------------
TOTAL ASSET-BACKED SECURITIES
   (Cost $4,126,245)                                                   4,121,684
                                                                  --------------


--------------------------------------------------------------------------------
  COUPON                                              PAR
   RATE                           MATURITY           (000)         VALUE(DAGGER)
  ------                          --------           -----         -------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 13.7%
Asset Securitization Corp.
  Series 1997-D4, Class PS1 IO
   1.018%                         04/14/29         $  6,278       $      426,721
Asset Securitization Corp.
  Series 1997-D5, Class PS1 IO
   1.385%                         02/14/41            2,960              304,974
DLJ Mortgage Acceptance Corp.
  Series 1998-A, Class A2
   7.049%                         05/25/28              513              515,462
Federal Home Loan Mortgage Corp.
  Series 1897, Class G
   7.250%                         03/15/22              695              709,784
Federal National Mortgage Association
  Series 110, Class 2 IO
   9.000%                         11/25/19              617              134,962
Federal National Mortgage Association
  Series 145, Class 1 PO
  10.161%                         06/25/22              630              537,418
Federal National Mortgage Association
  Series 1993-167, Class SL
   7.000%                         01/25/22              473              468,956
Federal National Mortgage Association
  Series 1996-53, Class PE
   6.500%                         11/18/10              800              824,409
Federal National Mortgage Association
  Series 1997-20 IO
   1.840%                         03/25/27            3,123              105,392
Federal National Mortgage Association
  Series 1997-84, Class PL IO
   6.500%                         02/25/09            2,815              420,491
Federal National Mortgage Association
  Series G97-1, Class K
   6.750%                         02/18/04            1,000            1,015,738
Federal National Mortgage Association
  Series X-13, Class G
   6.500%                         08/25/22              845              868,238
GE Capital Mortgage Services, Inc.
  Series 1994-10, Class A23
   6.500%                         03/25/24              673              672,244
Norwest Asset Securities Corp.
  Series 1997-10, Class A6
   6.750%                         08/25/27              475              476,781
Residential Funding Mortgage
  Security I Series 1996-S4, Class A13
   7.250%                         02/25/26              484              498,801
                                                                  --------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
   (Cost $7,856,121)                                                   7,980,371
                                                                  --------------
MORTGAGE-BACKED SECURITIES -- 7.8%
Federal National Mortgage Association
   6.500%                         01/15/29              875              880,742
Federal National Mortgage Association
  Pool #250888
   7.000%                         04/01/12            1,472            1,509,489
Federal National Mortgage Association
  Pool #345739
   7.500%                         03/01/27               69               70,536

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                  BALANCED FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1998

--------------------------------------------------------------------------------
  COUPON                                              PAR
   RATE                           MATURITY           (000)         VALUE(DAGGER)
  ------                          --------           -----         -------------
MORTGAGE-BACKED SECURITIES (CONTINUED)
Federal National Mortgage Association
  Pool #363317
   7.500%                         11/01/26         $     21       $       21,836
Federal National Mortgage Association
  Pool #368941
   7.500%                         12/01/26              490              504,333
Federal National Mortgage Association
  Pool #371323
   7.500%                         03/01/27              321              330,769
Government National Mortgage
  Association
   7.000%                         01/15/29              560              573,125
Government National Mortgage
  Association Pool #354675
   6.500%                         10/15/23              641              651,783
                                                                  --------------
TOTAL MORTGAGE-BACKED SECURITIES
   (Cost $4,451,987)                                                   4,542,613
                                                                  --------------
CORPORATE BONDS -- 9.7%
ELECTRIC -- 0.9%
Public Service Co. of Colorado
   6.600%                         02/01/01              500              512,500
                                                                  --------------
FINANCE - BANK -- 0.6%
BankBoston Corp.
   6.375%                         04/15/08              365              365,456
                                                                  --------------
FINANCE - NON-BANK -- 1.8%
American General Institutional Capital
  Securities Series A
   7.570%                         12/01/45               90               97,988
Associates Corp. of North America
  Euro Bond
   6.875%                         06/20/02              190              195,700
Lehman Brothers Holdings, Inc.
   8.800%                         03/01/15              250              275,625
Xerox Credit Corp. Euro Bond
   5.400%                         09/11/00              500              501,250
                                                                  --------------
                                                                       1,070,563
                                                                  --------------
INDUSTRIAL -- 3.6%
Air Products & Chemicals, Inc.
   6.862%                         10/25/03              535              568,438
Archer-Daniels-Midland Co.
   6.750%                         12/15/27              150              162,563
Boston University
   7.625%                         07/15/97              120              136,950
Ford Motor Co.
   7.400%                         11/01/46              210              234,675
General Motors Corp.
   6.750%                         05/01/28              300              311,250
James River Corp.
   6.700%                         11/15/03              300              309,375
Nordstrom, Inc.
   6.950%                         03/15/28              140              145,950
Xerox Capital Trust I
   8.000%                         02/01/27              190              209,475
                                                                  --------------
                                                                       2,078,676
                                                                  --------------


--------------------------------------------------------------------------------
  COUPON                                              PAR
   RATE                           MATURITY           (000)         VALUE(DAGGER)
  ------                          --------           -----         -------------
CORPORATE BONDS (CONTINUED)
OTHER UTILITIES -- 0.5%
KN Energy, Inc.
   6.450%                         03/01/03 $            310       $      311,163
                                                                  --------------
TELEPHONES -- 1.3%
Airtouch Communications, Inc. Notes
   6.650%                         05/01/08              410              435,625
MCI Worldcom, Inc.
   6.125%                         04/15/02              310              313,488
                                                                  --------------
                                                                         749,113
                                                                  --------------
TRANSPORTATION -- 1.0%
CSX Corp.
   7.250%                         05/01/27              535              577,800
                                                                  --------------
TOTAL CORPORATE BONDS
   (Cost $5,482,633)                                                   5,665,271
                                                                  --------------
SUPRANATIONAL BONDS -- 1.4%
African Development Bank
  (Cost $784,595)
   7.750%                         12/15/01              770              820,050
                                                                  --------------
YANKEE BONDS -- 3.9%
Cable & Wireless Communications
  Notes
   6.625%                         03/06/05               80               80,600
Empresa Nacional Electric
   7.750%                         07/15/08              300              284,625
Export-Import Bank Korea
   6.500%                         11/15/06              325              292,906
Hydro-Quebec
   8.050%                         07/07/24              545              662,856
Korea Development Bank
   7.375%                         09/17/04               90               82,125
Korea Electric Power Global
   6.375%                         12/01/03              150              129,375
Racers QHEL Series 1997, Class A-1
   9.499%                         05/15/17              430              432,881
United Utilities P.L.C.
   6.450%                         04/01/08              300              306,750
                                                                  --------------
TOTAL YANKEE BONDS
   (Cost $2,244,519)                                                   2,272,118
                                                                  --------------
U.S. TREASURY OBLIGATIONS -- 2.0%
U.S. TREASURY BILLS**-- 0.4%
   4.330%                         03/25/99              250              247,589
                                                                  --------------
U.S. TREASURY BONDS -- 0.7%
   8.875%                         08/15/17              286              403,029
                                                                  --------------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                  BALANCED FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
  COUPON                                              PAR
   RATE                           MATURITY           (000)         VALUE(DAGGER)
  ------                          --------           -----         -------------
U.S. TREASURY OBLIGATIONS (CONTINUED)
U.S. TREASURY NOTES -- 0.9%
   7.000%                         07/15/06         $    424       $      484,082
   6.500%                         10/15/06               25               27,815
                                                                  --------------
                                                                         511,897
                                                                  --------------
TOTAL U S. TREASURY OBLIGATIONS
   (Cost $1,134,368)                                                   1,162,515
                                                                  --------------
MUNICIPAL BONDS -- 0.3%
Massachusetts State Turnpike Authority
  Metropolitan Highway System
  Revenue Bonds Series A
  (Cost $164,664)
   5.000%                         01/01/37              170              165,538
                                                                  --------------


                                                   SHARES
                                                   ------
TEMPORARY INVESTMENTS -- 2.3%
Dreyfus Cash Management Plus #719                   418,977              418,977
Goldman Sachs Financial Square
  Money Market Portfolio                            394,052              394,052
J.P. Morgan Institutional Prime
  Money Market Portfolio                            558,911              558,911
                                                                  --------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $1,371,940)                                                   1,371,940
                                                                  --------------
TOTAL INVESTMENTS -- 101.0%
   (Cost $52,557,396)                                                 58,955,686
                                                                  --------------


                                                                   VALUE(DAGGER)
                                                                   -------------
LIABILITIES IN EXCESS OF OTHER ASSETS-- (1.0%)                       $ (600,515)
                                                                     -----------
NET ASSETS -- 100.0%
Applicable to 3,879,121 and 161,233
   shares of beneficial interest outstanding
   of Institutional Class and Class A,
   respectively, $.001 par value (Note 7)                            $58,355,171
                                                                     ===========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER INSTITUTIONAL
  CLASS SHARE ($56,026,722/3,879,121)                                     $14.44
                                                                          ======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER CLASS A SHARE
  ($2,328,449/161,233)                                                    $14.44
                                                                          ======

--------
(DAGGER) See Note 2a to the Financial Statements.
*  Non-income producing security.
** Security pledged as collateral for futures contracts.
ADR -- American Depository Receipt.
IO -- Interest Only Security.
PO -- Principal Only Security; interest rate is effective yield.


                                                  NUMBER OF          UNREALIZED
                                                  CONTRACTS         DEPRECIATION
                                                  ---------         ------------
Futures Contracts -- Long Position
  U.S. Treasury Notes, March 1999                        19             $(1,039)
                                                       ====             ========

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                               INTERNATIONAL FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1998

--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
COMMON STOCK -- 93.8%
ARGENTINA -- 0.8%
Telefonica de Argentina S.A. ADR                     55,000       $    1,536,562
                                                                  --------------
AUSTRALIA -- 2.3%
Broken Hill Proprietary Co., Ltd.                   237,500            1,750,848
National Australia Bank, Ltd.                       186,112            2,808,187
                                                                  --------------
                                                                       4,559,035
                                                                  --------------
AUSTRIA -- 2.3%
Bank Austria A.G                                     28,500            1,450,044
Boehler-Uddeholm A.G                                 31,900            1,485,556
VA Technologie  A.G                                  18,500            1,604,020
                                                                  --------------
                                                                       4,539,620
                                                                  --------------
BRAZIL -- 1.5%
Aracruz Celulose S.A. ADR                           142,000            1,136,000
Telecomunicacoes Brasileiras S.A. ADR*               11,000              799,562
Uniao de Bancos Brasileiros S.A. GDR                 68,000              981,750
                                                                  --------------
                                                                       2,917,312
                                                                  --------------
CANADA -- 3.0%
Loewen Group, Inc.                                   77,500              653,906
Methanex Corp.*                                     360,000            1,875,073
Moore Corp., Ltd.                                   168,500            1,853,500
Noranda Forest, Inc.                                387,000            1,524,376
                                                                  --------------
                                                                       5,906,855
                                                                  --------------
CHILE -- 0.6%
Cia. de Telecomunicaciones de Chile
  S.A. ADR                                           54,000            1,117,125
                                                                  --------------
CHINA -- 0.5%
Shandong Huaneng Power Co., Ltd. ADR                221,000            1,008,313
                                                                  --------------
COLOMBIA -- 0.2%
Bancolombia S.A. ADR                                 90,000              421,875
                                                                  --------------
CZECH REPUBLIC -- 1.4%
Czech Power Co.*                                     66,000            1,483,731
Komercni Banka A.S. GDR*                            301,300            1,205,140
                                                                  --------------
                                                                       2,688,871
                                                                  --------------
DENMARK -- 1.8%
Forsikringsselskabet Codan                           10,600            1,232,490
Unidanmark A.S.-A                                    25,300            2,285,779
                                                                  --------------
                                                                       3,518,269
                                                                  --------------
ECUADOR -- 0.9%
Pliva DD GDR                                        104,000            1,716,582
                                                                  --------------
FINLAND -- 1.6%
Fortum Corp.*                                        91,400              559,597
Kemira Oyj                                          150,900            1,087,801
Merita, Ltd.-A                                      240,000            1,526,280
                                                                  --------------
                                                                       3,173,678
                                                                  --------------


--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
COMMON STOCK (CONTINUED)
FRANCE -- 7.0%
Bail Investissement                                  15,380       $    2,241,192
Banque Nationale de Paris                            30,094            2,479,276
Elf Aquitaine S.A                                    17,000            1,965,983
Fimalac S.A                                          13,225            1,576,769
Rhone-Poulenc S.A                                    50,000            2,574,288
Scor S.A                                             43,900            2,903,871
                                                                  --------------
                                                                      13,741,379
                                                                  --------------
GERMANY -- 2.5%
BASF A.G                                             34,000            1,297,313
Bilfinger & Berger Bau A.G                           79,000            1,755,007
Viag A.G                                              3,200            1,892,502
                                                                  --------------
                                                                       4,944,822
                                                                  --------------
HONG KONG -- 6.0%
Hong Kong Telecommunications, Ltd.                  846,000            1,479,704
HSBC Holdings P.L.C                                  72,800            1,813,652
Hutchison Whampoa, Ltd.                             396,000            2,798,625
Jardine Matheson Holdings, Ltd.                     915,867            2,362,937
Swire Pacific, Ltd.-A                               475,000            2,127,592
Techtronic Industries Co.                          6,556,000           1,167,840
                                                                  --------------
                                                                      11,750,350
                                                                  --------------
INDIA -- 0.4%
State Bank of India, Ltd. GDR                        85,000              707,200
                                                                  --------------
INDONESIA -- 0.5%
PT Indosat                                          710,000              931,064
                                                                  --------------
ISRAEL -- 0.5%
Koor Industries, Ltd. ADR                            56,000              976,500
                                                                  --------------
ITALY -- 2.0%
Assicurazioni Generali                               40,460            1,693,100
Banca Commerciale Italiana                          310,000            2,143,257
                                                                  --------------
                                                                       3,836,357
                                                                  --------------
JAPAN -- 7.9%
Aoyama Trading Co., Ltd.                             72,000            2,017,082
Daito Trust Construction Co., Ltd.                  255,000            2,213,231
Daiwa House Industry Co., Ltd.                       81,000              863,882
Daiwa Securities Co., Ltd.                          290,000              992,406
Dowa Fire & Marine Insurance Co.                    493,000            1,835,693
Kyudenko Co., Ltd.                                  347,000            2,350,319
Kyushu Electric Power Co., Inc.                          90                1,715
Marubeni Corp.                                     1,025,000           1,762,908
Nippon Fire & Marine Insurance                      421,000            1,552,671
Yamanouchi Pharmaceutical Co., Ltd.                  60,000            1,936,228
                                                                  --------------
                                                                      15,526,135
                                                                  --------------
KOREA -- 2.1%
Korea Fund, Inc.*                                   452,000            4,181,000
                                                                  --------------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                               INTERNATIONAL FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
COMMON STOCK (CONTINUED)
MALAYSIA** -- 1.3%
Malakoff BHD                                      1,075,000          $ 1,762,016
Malayan Banking BHD                                 264,000              374,374
O.Y.L. Industries BHD                               279,000              488,134
                                                                  --------------
                                                                       2,624,524
                                                                  --------------
MEXICO -- 1.6%
Panamerican Beverages, Inc.                          40,000              872,500
Telefonos de Mexico S.A. ADR                         47,000            2,288,313
                                                                  --------------
                                                                       3,160,813
                                                                  --------------
NETHERLANDS -- 4.4%
Eriks Holdings N.V                                   18,300            1,170,158
European Vinyls Corp. International N.V             159,000            1,262,396
Koninklijke Ahrend Groep N.V                         49,350            1,128,123
Koninklijke KPN N.V                                  60,000            3,005,323
Unilever N.V                                         24,224            2,071,729
                                                                  --------------
                                                                       8,637,729
                                                                  --------------
NEW ZEALAND -- 2.9%
Air New Zealand, Ltd.                              1,240,000           1,952,026
Carter Holt Harvey, Ltd.                           1,957,000           1,757,468
Fletcher Challenge Energy, Ltd.                    1,020,000           1,939,771
                                                                  --------------
                                                                       5,649,265
                                                                  --------------
NORWAY -- 2.5%
Bergesen D.Y. A.S.A. - B                             87,400            1,009,508
Odfjell A.S.A                                        98,000              746,053
Saga Petroleum A.S.A                                207,000            1,888,299
Union Bank of Norway                                 65,000            1,262,673
                                                                  --------------
                                                                       4,906,533
                                                                  --------------
PAKISTAN -- 0.3%
Pakistan Telecommunications, Ltd. GDR                15,000              582,906
                                                                  --------------
PERU -- 0.2%
Banco Wiese ADR                                     245,000              459,375
                                                                  --------------
PHILIPPINES -- 1.4%
Philippine Long Distance Telephone Co.               38,000              976,893
Philippine National Bank*                          1,154,200           1,780,310
                                                                  --------------
                                                                       2,757,203
                                                                  --------------
POLAND -- 0.3%
Mostostal Export S.A. ADR                           555,000              585,081
                                                                  --------------
PORTUGAL -- 0.7%
Electricidade de Portugal S.A. ADR                   30,000            1,336,875
                                                                  --------------
RUSSIA -- 0.7%
Lukoil Holding ADR                                   38,000              589,049
Rostelecom ADR*                                     180,000              753,750
                                                                  --------------
                                                                       1,342,799
                                                                  --------------


--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
COMMON STOCK (CONTINUED)
SINGAPORE -- 3.3%
Asia Pulp & Paper Co., Ltd. ADR*                    205,000       $    1,678,438
City Developments, Ltd.                             537,000            2,327,056
United Overseas Bank, Ltd.                          374,000            2,402,725
                                                                  --------------
                                                                       6,408,219
                                                                  --------------
SLOVAKIA -- 0.6%
Nafta A.S                                            30,000              260,700
Slovakofarma A.S. GDR*                              157,000              500,877
Vychodoslovenske Zeleziarne A.S                      89,000              432,627
                                                                  --------------
                                                                       1,194,204
                                                                  --------------
SLOVENIA -- 0.4%
SKB Banka GDR                                       123,000              882,525
                                                                  --------------
SOUTH AFRICA -- 1.1%
Anglogold, Ltd.                                      25,659              999,732
Standard Bank Investment Corp., Ltd.                350,000            1,070,951
                                                                  --------------
                                                                       2,070,683
                                                                  --------------
SPAIN -- 5.9%
Banco Bilbao Vizcaya S.A                            129,620            2,035,442
Construcciones y Auxiliar de
  Ferrocarriles S.A                                  47,410            1,455,513
Iberdrola S.A                                       172,774            3,237,425
Repsol S.A                                           41,302            2,206,601
Telefonica de Espana                                 57,271            2,550,474
                                                                  --------------
                                                                      11,485,455
                                                                  --------------
SWEDEN -- 2.7%
ABB AB-B                                            112,500            1,193,628
Assidoman AB                                         59,000              931,708
Astra AB-A                                           92,000            1,878,468
Getinge Industries AB-B                              92,000            1,384,732
                                                                  --------------
                                                                       5,388,536
                                                                  --------------
SWITZERLAND -- 2.4%
ABB A.G                                                 720              843,988
Forbo Holdings A.G                                    4,300            1,878,440
Nestle S.A                                              895            1,948,372
                                                                  --------------
                                                                       4,670,800
                                                                  --------------
THAILAND -- 2.2%
Thai Farmers Bank Public Co., Ltd.*               1,000,000            1,761,439
Thailand International Fund                             230            2,527,700
                                                                  --------------
                                                                       4,289,139
                                                                  --------------
UNITED KINGDOM -- 13.1%
BICC Group P.L.C                                  1,317,458            1,545,360
British Telecommunications P.L.C                    121,367            1,828,491
BTR P.L.C                                           482,819              996,116
Cable & Wireless P.L.C                              179,000            2,200,905
Enterprise Oil  P.L.C.*                              60,800              295,892

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                               INTERNATIONAL FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
COMMON STOCK (CONTINUED)
UNITED KINGDOM (CONTINUED)
Fairview Holdings P.L.C.*                           319,843       $      468,300
Glaxo Wellcome P.L.C                                 77,694            2,673,263
Hillsdown Holdings P.L.C                                  1                    1
HSBC Holdings P.L.C                                  51,601            1,304,985
National Power P.L.C                                226,380            1,951,064
Nycomed Amersham P.L.C                              330,500            2,282,040
Rolls-Royce P.L.C                                   638,726            2,646,170
Royal Bank of Scotland Group P.L.C                  129,037            2,061,053
Sainsbury (J.) P.L.C                                234,732            1,881,472
Terranova Foods P.L.C.*                             367,094              677,959
Tesco P.L.C                                         515,806            1,469,673
United Utilities P.L.C                              103,482            1,434,213
                                                                  --------------
                                                                      25,716,957
                                                                  --------------
TOTAL COMMON STOCK
   (Cost $201,573,464)                                               183,848,525
                                                                  --------------
PREFERRED STOCK -- 1.3%
GERMANY -- 0.7%
Moebel Walther A.G                                   40,400            1,370,503
                                                                  --------------
NETHERLANDS -- 0.6%
Ballast Nedam N.V                                    39,000            1,267,671
                                                                  --------------
TOTAL PREFERRED STOCK
   (Cost $3,280,372)                                                   2,638,174
                                                                  --------------
CURRENCY -- 0.0%
Italian Lira
  (Cost $3)                                           4,206                    3
                                                                  --------------
RIGHTS AND WARRANTS -- 0.0%
Telefonica S.A.
  (Cost $0)                                          57,271               50,929
                                                                  --------------


--------------------------------------------------------------------------------
  COUPON                                              PAR
   RATE                           MATURITY           (000)         VALUE(DAGGER)
  ------                          --------           -----         -------------
U.S. TREASURY OBLIGATIONS -- 8.5%
U.S. Treasury Bills
   3.900%                         01/21/99          $11,806         $ 11,780,420
   4.300%                         01/21/99            4,832            4,820,457
                                                                     -----------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $16,600,877)                                                 16,600,877
                                                                     -----------
                                                   SHARES
                                                   ------
TEMPORARY INVESTMENTS -- 0.0%
Temporary Investment Fund, Inc. -
  TempCash
  (Cost $3,081)                                       3,081                3,081
                                                                     -----------
TOTAL INVESTMENTS -- 103.6%
   (Cost $221,457,797)                                               203,141,589
                                                                     -----------
LIABILITIES IN EXCESS OF OTHER ASSETS-- (3.6%)                       (7,037,268)
                                                                     -----------
NET ASSETS -- 100.0%
Applicable to 15,494,042 and 132,102
   shares of beneficial interest outstanding
   of Institutional Class and Class A,
   respectively, $.001 par value (Note 7)                           $196,104,321
                                                                    ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER INSTITUTIONAL
  CLASS SHARE ($194,446,890/15,494,042)                                   $12.55
                                                                          ======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER CLASS A SHARE
  ($1,657,431/132,102)                                                    $12.55
                                                                          ======
--------
(DAGGER) See Note 2a to the Financial Statements.
* Non-income producing security.

**Effective September 1998, the Malaysian government fixed the ringgit exchange rate at 3.8 per $1 and suspended investors' ability to convert proceeds from the sale of Malaysian securities into foreign currency proceeds for one year from initial purchase, or September 1, 1998, whichever is later. Accordingly, the fund considers Malaysian security holdings to be illiquid and has established a fair value of 5.43 ringgits per USdollar for the determination of the dollar value of Malaysian holdings.
  ADR -- American Depository Receipt.
  GDR -- Global Depository Receipt.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                EMERGING MARKETS
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
COMMON STOCK -- 97.5%
ARGENTINA -- 3.6%
Perez Companc S.A.-B                                 55,000       $      232,860
Telefonica de Argentina S.A. ADR                      7,600              212,325
YPF S.A. ADR                                          8,500              237,469
                                                                  --------------
                                                                         682,654
                                                                  --------------
BRAZIL -- 5.2%
Aracruz Celulose S.A. ADR                            35,000              280,000
Companhia Vale do Rio Doce ADR                        9,000              115,461
Petroleo Brasileiro S.A. ADR                         19,700              223,382
Telecomunicacoes Brasileiras S.A. ADR*                3,100              225,331
Uniao de Bancos Brasileiros S.A. GDR                 10,200              147,262
                                                                  --------------
                                                                         991,436
                                                                  --------------
CHILE -- 2.3%
Administradora de Fondos de Pensiones
  Provida S.A. ADR                                   12,000              159,750
Cia. de Telecomunicaciones de Chile
  S.A. ADR                                           13,463              278,516
                                                                  --------------
                                                                         438,266
                                                                  --------------
CHINA -- 1.8%
Huaneng Power International, Inc. ADR*               15,000              217,500
Shandong Huaneng Power Co., Ltd. ADR                 28,000              127,750
                                                                  --------------
                                                                         345,250
                                                                  --------------
CZECH REPUBLIC -- 2.6%
Deza Valasske Mezirici A.S                            5,400               96,203
Komercni Banka A.S. GDR*                             30,400              121,594
SPT Telecom A.S.*                                    18,000              275,004
                                                                  --------------
                                                                         492,801
                                                                  --------------
ECUADOR -- 1.6%
Pliva DD GDR                                         18,000              297,101
                                                                  --------------
GREECE -- 2.4%
Hellenic Telecommunication
  Organization S.A                                   17,000              452,254
                                                                  --------------
HONG KONG -- 11.5%
Cafe De Coral Holdings, Ltd.                        686,000              214,734
Guangnan Holdings, Ltd.                             600,000              137,859
Hong Kong Telecommunications, Ltd.                  100,000              174,906
HSBC Holdings P.L.C                                  10,400              259,093
Hutchison Whampoa, Ltd.                              46,000              325,093
Jardine Matheson Holdings, Ltd.                     128,801              332,307
Pacific Ports Co., Ltd.                             766,000               75,146
Shanghai Petrochemical Co., Ltd.                  2,000,000              180,715
Smartone Telecommunications
  Holdings, Ltd.                                     70,000              194,268
Swire Pacific, Ltd.-A                                24,000              107,499
Techtronic Industries Co.                         1,090,000              194,165
                                                                  --------------
                                                                       2,195,785
                                                                  --------------


--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
COMMON STOCK (CONTINUED)
HUNGARY -- 3.9%
BorsodChem Rt.                                       12,500       $      325,145
EGIS Rt.                                             12,800              291,330
Pick Szeged Rt.                                       3,024              128,523
                                                                  --------------
                                                                         744,998
                                                                  --------------
INDIA -- 7.2%
Bajaj Auto, Ltd. GDR                                 11,000              171,930
BSES, Ltd. GDR                                       16,500              164,708
Gujarat Ambuja Cement GDR                            42,000              257,069
Mahanagar Telephone Nigam, Ltd. GDR*                 25,000              305,000
State Bank of India, Ltd. GDR                        18,000              149,760
Tata Engineering & Locomotive GDR                    85,000              326,034
                                                                  --------------
                                                                       1,374,501
                                                                  --------------
INDONESIA -- 1.5%
PT Indosat ADR                                       17,000              207,187
PT Kalbe Farma*                                   1,535,000               77,235
                                                                  --------------
                                                                         284,422
                                                                  --------------
ISRAEL -- 1.0%
Koor Industries, Ltd. ADR                            11,000              191,813
                                                                  --------------
KOREA -- 8.4%
Kookmin Bank GDR                                     45,000              364,500
Pohang Iron & Steel Co., Ltd. ADR                    23,200              391,500
Samsung Electronics Co., Ltd. GDR                    11,876              460,195
SK Telecom Co., Ltd. ADR                             37,636              383,419
                                                                  --------------
                                                                       1,599,614
                                                                  --------------
MALAYSIA** -- 4.7%
Malakoff BHD                                         90,000              147,518
Malayan Banking BHD                                 116,000              164,498
O.Y.L. Industries BHD                               111,200              194,554
Road Builder (M) Holdings BHD                       473,000              318,826
Technology Resources Industries BHD                 200,000               72,930
                                                                  --------------
                                                                         898,326
                                                                  --------------
MEXICO -- 8.2%
Cemex S.A. de C.V. - CPO                            127,860              273,440
Cifra S.A. de C.V. - V ADR*                          14,000              169,873
Grupo Casa Autrey S.A. de C.V                       288,000              180,551
Grupo Industrial Durango S.A. ADR*                   30,600              168,300
Grupo Mexico S.A. - B                               103,000              242,666
Telefonos de Mexico S.A. ADR                          4,600              223,963
Transportacion Maritima Mexicana S.A
  de C.V. ADR*                                       37,000              168,813
Tubos de Acero de Mexico S.A. ADR*                   22,000              141,625
                                                                  --------------
                                                                       1,569,231
                                                                  --------------
PERU -- 1.3%
Banco Wiese ADR                                      45,000               84,375
Southern Peru Copper Corp., Ltd.                     17,100              161,381
                                                                  --------------
                                                                         245,756
                                                                  --------------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                EMERGING MARKETS
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
COMMON STOCK (CONTINUED)
PHILIPPINES -- 4.3%
Digital Telecommunications Philippines,
  Inc.*                                          11,800,000   $          288,183
Metropolitan Bank & Trust Co.                        48,240              347,239
Philippine Long Distance Telephone
  Co. ADR                                             7,000              181,563
                                                                  --------------
                                                                         816,985
                                                                  --------------
POLAND -- 1.9%
Mostostal Export S.A. ADR                           150,000              158,130
Telekomunikacja Polska S.A. GDR*                     41,000              210,125
                                                                  --------------
                                                                         368,255
                                                                  --------------
RUSSIA -- 3.7%
Gazprom ADR                                          20,400              172,788
Lukoil Holding ADR                                   13,400              207,717
Nizhegorodsvyazinform ADR*                           20,000               19,138
Rostelecom ADR*                                      40,000              167,500
Surgutneftegaz ADR                                   44,700              144,162
                                                                  --------------
                                                                         711,305
                                                                  --------------
SINGAPORE -- 6.7%
Asia Pulp & Paper Co., Ltd. ADR*                     40,000              327,500
City Developments, Ltd.                              82,000              355,342
Development Bank of Singapore, Ltd.                  30,000              270,916
United Overseas Bank, Ltd.                           52,000              334,069
                                                                  --------------
                                                                       1,287,827
                                                                  --------------
SLOVAKIA -- 3.6%
Drotovna A.S.*                                       14,481               58,988
Nafta A.S                                             3,000               26,070
Slovakofarma A.S. GDR*                               74,200              236,720
Slovenske Energeticke Stroja*                        18,328               60,224
Slovnaft A.S                                          9,200              164,893
Vychodoslovenske Zeleziarne A.S                      30,000              145,829
                                                                  --------------
                                                                         692,724
                                                                  --------------
SLOVENIA -- 0.6%
SKB Banka GDR                                        16,600              119,105
                                                                  --------------
SOUTH AFRICA -- 1.4%
Sasol, Ltd.                                          40,000              151,293
Standard Bank Investment Corp., Ltd.                 40,000              122,394
                                                                  --------------
                                                                         273,687
                                                                  --------------
THAILAND -- 4.8%
Advanced Information Service Public Co.,
  Ltd.                                               36,000              210,052
Bangkok Bank Public Co., Ltd.*                      178,000              367,425
Precious Shipping Public Co., Ltd.*                 235,000               48,508
Thai Farmers Bank Public Co., Ltd.*                 170,000              299,445
                                                                  --------------
                                                                         925,430
                                                                  --------------


--------------------------------------------------------------------------------
                                                    SHARES         VALUE(DAGGER)
                                                    ------         -------------
COMMON STOCK (CONTINUED)
TURKEY -- 0.8%
Yapi Ve Kredi Bankasi A.S.                       14,098,800   $          163,165
                                                                  --------------
VENEZUELA -- 2.5%
Compania Anonima Nacional Telefonos de
  Venezuela ADR                                       7,900              140,719
Mavesa S.A. ADR                                      46,700              175,125
Siderurgica Venezolana Sivensa
  S.A.C.A. ADR                                       37,966              171,842
                                                                  --------------
                                                                         487,686
                                                                  --------------
TOTAL COMMON STOCK
   (Cost $22,920,178)                                                 18,650,377
                                                                  --------------


  COUPON                                              PAR
   RATE                           MATURITY           (000)
  ------                          --------           -----
U.S. TREASURY OBLIGATIONS -- 2.3%
U.S. Treasury Bills
   3.900%                         01/21/99             $380              379,177
   4.500%                         01/21/99               60               59,850
                                                                     -----------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $439,027)                                                       439,027
                                                                     -----------
                                                   SHARES
                                                   ------
TEMPORARY INVESTMENTS -- 0.0%
Temporary Investment Fund, Inc. -
  TempCash
  (Cost $4,628)                                       4,628                4,628
                                                                     -----------
TOTAL INVESTMENTS -- 99.8%
   (Cost $23,363,833)                                                 19,094,032
                                                                     -----------
OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.2%                              39,696
                                                                     -----------
NET ASSETS -- 100.0%
Applicable to 3,249,810 and 10,587
   shares of beneficial interest outstanding
   of Institutional Class and Class A,
   respectively, $.001 par value (Note 7)                            $19,133,728
                                                                     ===========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER INSTITUTIONAL
  CLASS SHARE ($19,071,758/3,249,810)                                      $5.87
                                                                           =====
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER CLASS A SHARE
  ($61,970/10,587)                                                         $5.85
                                                                           =====
--------
(DAGGER) See Note 2a to the Financial Statements.
* Non-income producing security.

**Effective September 1998, the Malaysian government fixed the ringgit exchange rate at 3.8 per $1 and suspended investors' ability to convert proceeds from the sale of Malaysian securities into foreign currency proceeds for one year from initial purchase, or September 1, 1998, whichever is later. Accordingly, the fund considers Malaysian security holdings to be illiquid and has established a fair value of 5.43 ringgits per USdollar for the determination of the dollar value of Malaysian holdings.
ADR -- American Depository Receipt.
GDR -- Global Depository Receipt.

                       See Notes to Financial Statements.

                                       [THIS PAGE INTENTIONALLY LEFT BLANK.]

                              HARRIS INSIGHT FUNDS
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                             MONEY MARKET FUNDS                        FIXED INCOME FUNDS EQUITY FUNDS
                                   ----------------------------------------  ----------------------------------------------------
                                                                              SHORT/                   INTERMEDIATE  INTERMEDIATE
                                    GOVERNMENT     MONEY        TAX-EXEMPT  INTERMEDIATE      BOND      GOVERNMENT    TAX-EXEMPT
                                    MONEY FUND     FUND         MONEY FUND     FUND           FUND         FUND         FUND
                                   -----------  ------------   -----------   -----------   -----------   ----------   ----------
INVESTMENT INCOME:
  Interest ....................... $21,498,921   $106,600,128   $30,273,412   $21,301,571   $11,061,344   $6,631,778   $9,295,873
  Dividends ......................          --             --            --            --            --           --           --
  Foreign taxes withheld .........          --             --            --            --            --           --           --
                                   -----------   ------------   -----------   -----------   -----------   ----------   ----------
    Total investment income ......  21,498,921    106,600,128    30,273,412    21,301,571    11,061,344    6,631,778    9,295,873
                                   -----------   ------------   -----------   -----------   -----------   ----------   ----------
EXPENSES (NOTE 2G):
  Investment advisory fee
    (Note 4) .....................     432,078      1,926,556       897,439     2,309,905     1,107,053      682,626    1,193,836
  Rule 12b-1 fee-Class A
    (Note 5) .....................     269,727        722,607       209,326            --            --           --           --
  Shareholder services fee
    (Note 5) .....................     693,619      1,854,774       540,978        13,511         4,708        3,236        2,042
  Transfer agency fee
    (Note 4) .....................      53,394        254,316       100,549        37,962        26,995       34,731       21,173
  Administration fee
    (Note 4) .....................     332,164      1,627,203       739,379       477,736       245,966      152,049      287,718
  Custodian fee (Note 4) .........      40,681        181,891        92,278        38,018        32,532       19,871       20,217
  Directors' fees and
    expenses .....................       8,724         41,990        19,106         7,356         3,792        2,343        2,938
  Audit fee ......................      14,339         88,131        30,433        13,683         7,978        5,137        7,725
  Legal fee ......................       2,928          9,211         4,257         1,625         1,585          513          746
  Amortization of organization
    expenses (Note 2f) ...........          --             --            --            --         3,996        4,015        3,996
  Reports to shareholders ........      20,042         83,986        30,736        13,286         5,465        3,976        7,922
  Registration fees ..............      29,098        176,084        41,846        38,660        37,177       42,337       20,705
  Miscellaneous ..................      15,609         64,679        29,694        27,590        19,720        7,885       22,539
                                   -----------   ------------   -----------   -----------   -----------   ----------   ----------
    Total expenses ...............   1,912,403      7,031,428     2,736,021     2,979,332     1,496,967      958,719    1,591,557
                                   -----------   ------------   -----------   -----------   -----------   ----------   ----------
  Less fee waivers and expense
    reimbursements (Notes 4,5) ...    (205,375)      (902,237)      (67,711)     (985,902)     (470,364)    (430,386)      (1,920)
                                   -----------   ------------   -----------   -----------   -----------   ----------   ----------
    Net expenses .................   1,707,028      6,129,191     2,668,310     1,993,430     1,026,603      528,333    1,589,637
                                   -----------   ------------   -----------   -----------   -----------   ----------   ----------
    NET INVESTMENT INCOME/
      (LOSS) .....................  19,791,893    100,470,937    27,605,102    19,308,141    10,034,741    6,103,445    7,706,236
                                   -----------   ------------   -----------   -----------   -----------   ----------   ----------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS
    (NOTE 6):
  Net realized gain/(loss) from:
    Investment transactions ......       2,820         12,255        24,082     2,699,499     1,774,012      664,488    2,440,207
    Futures contracts ............          --             --            --       208,911      (345,847)     262,701           --
    Foreign currency transactions           --             --            --            --            --           --           --
  Net change in unrealized
    appreciation/ (depreciation)
    on:
    Investments ..................          --             --            --        33,843       257,183      792,943     (737,737)
    Futures contracts ............          --             --            --        (9,734)     (135,508)     (87,930)          --
    Foreign currency transactions           --             --            --            --            --           --           --
                                   -----------   ------------   -----------   -----------   -----------   ----------   ----------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS .....       2,820         12,255        24,082     2,932,519     1,549,840    1,632,202    1,702,470
                                   -----------   ------------   -----------   -----------   -----------   ----------   ----------
INCREASE/(DECREASE) IN NET
  ASSETS FROM OPERATIONS ......... $19,794,713   $100,483,192   $27,629,184   $22,240,660   $11,584,581   $7,735,647   $9,408,706
                                   ===========   ============   ===========   ===========   ===========   ==========   ==========


                       See Notes to Financial Statements.
82


                                                                                       EQUITY FUNDS
                                   -------------------------- -------------------------------------------------------------------
                                                CONVERTIBLE                    EQUITY                    SMALL-CAP    SMALL-CAP
                                   TAX-EXEMPT   SECURITIES      EQUITY         INCOME        GROWTH     OPPORTUNITY     VALUE
                                       FUND        FUND          FUND           FUND          FUND         FUND         FUND
                                   ----------   -----------  ------------   -----------   -----------   ----------   -----------
INVESTMENT INCOME:
  Interest .......................  $8,835,146    $   873,380    $  748,196    $  170,837    $  173,873   $  739,030  $   425,680
  Dividends ......................          --      1,715,880    12,802,542       958,856     1,347,847    1,894,274    1,294,617
  Foreign taxes withheld .........          --             --            --            --            --           --           --
                                    ----------    -----------  ------------   -----------   -----------   ----------  -----------
    Total investment income ......   8,835,146      2,589,260    13,550,738     1,129,693     1,521,720    2,633,304    1,720,297
                                    ----------    -----------  ------------   -----------   -----------   ----------  -----------
EXPENSES (NOTE 2G):
  Investment advisory fee
    (Note 4) .....................   1,058,237        364,871     6,213,809       360,398     1,191,917    2,858,643      887,045
  Rule 12b-1 fee-Class A
    (Note 5) .....................          --             --            --            --            --           --           --
  Shareholder services fee
    (Note 5) .....................       2,017            723        61,176         5,813        12,155        9,453        1,353
  Transfer agency fee
    (Note 4) .....................      19,014         12,090       112,593         8,104        17,857       35,667       17,499
  Administration fee
    (Note 4) .....................     255,614         75,640     1,288,430        74,396       191,807      414,180      160,268
  Custodian fee (Note 4) .........      18,477         13,981        86,816        10,978        18,436       39,778       27,335
  Directors' fees and
    expenses .....................       3,139            765        20,106         1,145         2,947        6,377        2,463
  Audit fee ......................       7,270          2,732        37,475         2,146         6,190       10,203        6,643
  Legal fee ......................       1,687            617         4,410           387         1,009        2,265          437
  Amortization of organization
    expenses (Note 2f) ...........       3,996          4,015            --         3,996         3,996        3,996        4,015
  Reports to shareholders ........       5,167          1,452        33,013         1,469         3,755       11,675        4,056
  Registration fees ..............      19,825         41,850        30,069        26,525        26,612       48,565       43,188
  Miscellaneous ..................      15,916         10,404        37,062         6,231         7,517       23,885       13,553
                                    ----------    -----------  ------------   -----------   -----------   ----------  -----------
    Total expenses ...............   1,410,359        529,140     7,924,959       501,588     1,484,198    3,464,687    1,167,855
                                    ----------    -----------  ------------   -----------   -----------   ----------  -----------
  Less fee waivers and expense
    reimbursements (Notes 4,5) ...      (7,788)       (48,872)           --       (16,960)      (15,256)     (24,863)     (69,402)
                                    ----------    -----------  ------------   -----------   -----------   ----------  -----------
    Net expenses .................   1,402,571        480,268     7,924,959       484,628     1,468,942    3,439,824    1,098,453
                                    ----------    -----------  ------------   -----------   -----------   ----------  -----------
    NET INVESTMENT INCOME/
      (LOSS) .....................   7,432,575      2,108,992     5,625,779       645,065        52,778    (806,520)      621,844
                                    ----------    -----------  ------------   -----------   -----------   ----------  -----------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS
    (NOTE 6): Net realized
  gain/(loss) from:
    Investment transactions ......   2,660,619      3,966,042   120,355,079     1,997,487    10,398,983   (2,724,319)   1,262,177
    Futures contracts ............          --             --            --            --            --           --           --
    Foreign currency transactions           --             --            --            --            --           --           --
  Net change in unrealized
    appreciation/ (depreciation)
    on:
    Investments ..................  (1,763,510)    (7,187,746   (13,198,885)    8,267,199    19,871,546    4,631,841   (4,486,231)
    Futures contracts ............          --             --            --            --            --           --           --
    Foreign currency transactions           --             --            --            --            --           --           --
                                    ----------    -----------  ------------   -----------   -----------   ----------  -----------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS .....     897,109     (3,221,704)  107,156,194    10,264,686    30,270,529    1,907,522   (3,224,054)
                                    ----------    -----------  ------------   -----------   -----------   ----------  -----------
INCREASE/(DECREASE) IN NET
  ASSETS FROM OPERATIONS .........  $8,329,684    $(1,112,712) $112,781,973   $10,909,751   $30,323,307   $1,101,002  $(2,602,210)
                                    ==========    ===========  ============   ===========   ===========   ==========  ===========


                                   ------------------------------------------------------
                                                                              EMERGING
                                      INDEX      BALANCED    INTERNATIONAL    MARKETS
                                       FUND        FUND          FUND           FUND
                                   -----------  ----------   ------------   -----------
INVESTMENT INCOME:
  Interest .......................  $  576,428     $2,113,595   $   532,493   $    79,450
  Dividends ......................   4,711,312        457,413     5,322,038       476,312
  Foreign taxes withheld .........          --             --      (385,985)      (19,137)
                                   -----------     ----------   -----------   -----------
    Total investment income ......   5,287,740      2,571,008     5,468,546       536,625
                                   -----------     ----------   -----------   -----------
EXPENSES (NOTE 2G):
  Investment advisory fee
    (Note 4) .....................     818,579        382,132     1,932,241       238,897
  Rule 12b-1 fee-Class A
    (Note 5) .....................          --             --            --            --
  Shareholder services fee
    (Note 5) .....................      23,829          4,337         4,928           230
  Transfer agency fee
    (Note 4) .....................      50,944         46,438        24,704         2,444
  Administration fee
    (Note 4) .....................     474,653         92,442       280,560        28,633
  Custodian fee (Note 4) .........      62,270         37,432       137,258        75,284
  Directors' fees and
    expenses .....................       6,292          1,024         4,102           427
  Audit fee ......................      14,760          3,199         8,571         1,216
  Legal fee ......................       1,025            113         1,442           154
  Amortization of organization
    expenses (Note 2f) ...........       3,996          4,015         3,996            --
  Reports to shareholders ........      10,250          2,971         7,759         2,431
  Registration fees ..............      26,807         40,665        31,400        35,874
  Miscellaneous ..................      27,631         15,804        24,049        11,817
                                   -----------     ----------   -----------   -----------
    Total expenses ...............   1,521,036        630,572     2,461,010       397,407
                                   -----------     ----------   -----------   -----------
  Less fee waivers and expense
    reimbursements (Notes 4,5) ...     (23,765)       (65,775)           --       (62,722)
                                   -----------     ----------   -----------   -----------
    Net expenses .................   1,497,271        564,797     2,461,010       334,685
                                   -----------     ----------   -----------   -----------
    NET INVESTMENT INCOME/
      (LOSS) .....................   3,790,469      2,006,211     3,007,536       201,940
                                   -----------     ----------   -----------   -----------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS
    (NOTE 6): Net realized
  gain/(loss) from:
    Investment transactions ......  15,001,036      3,883,305    (7,737,339)   (5,354,437)
    Futures contracts ............   2,575,687        (94,563)           --            --
    Foreign currency transactions           --             --      (412,790)      (66,549)
  Net change in unrealized
    appreciation/ (depreciation)
    on:
    Investments ..................  61,044,237       (661,205)   (4,369,838)   (1,897,850)
    Futures contracts ............     470,175         (1,039)           --            --
    Foreign currency transactions           --             --       157,149        (3,572)
                                   -----------     ----------   -----------   -----------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS .....  79,091,135      3,126,498   (12,362,818)   (7,322,408)
                                   -----------     ----------   -----------   -----------
INCREASE/(DECREASE) IN NET
  ASSETS FROM OPERATIONS ......... $82,881,604     $5,132,709   $(9,355,282)  $(7,120,468)
                                   ===========     ==========   ===========   ===========

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1998


                                           MONEY MARKET FUNDS                                FIXED INCOME FUNDS
                                -----------------------------------------  -------------------------------------------------------
                                                                              SHORT/                   INTERMEDIATE  INTERMEDIATE
                                 GOVERNMENT      MONEY        TAX-EXEMPT   INTERMEDIATE      BOND       GOVERNMENT    TAX-EXEMPT
                                 MONEY FUND      FUND         MONEY FUND       FUND          FUND          FUND          FUND
                                ------------ --------------  ------------  ------------  ------------  ------------  -------------
INCREASE/(DECREASE) IN
  NET ASSETS
OPERATIONS:
Net investment income/
  (loss) .......................$ 19,791,893  $  100,470,937  $ 27,605,102  $ 19,308,141  $ 10,034,741  $  6,103,445  $  7,706,236
Net realized gain/(loss) on
  investment transactions,
  futures contracts and
  foreign currency
  transactions .................       2,820          12,255        24,082     2,908,410     1,428,165       927,189     2,440,207
Net change in unrealized
  appreciation/(depreciation)
  of investment transactions,
  futures contracts, and
  foreign currency
  transactions .................          --              --            --        24,109       121,675       705,013      (737,737)
                                ------------  --------------  ------------  ------------  ------------  ------------  ------------
Increase/(decrease) in net
  assets from operations .......  19,794,713     100,483,192    27,629,184    22,240,660    11,584,581     7,735,647     9,408,706
                                ------------  --------------  ------------  ------------  ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS
  (NOTES 2C AND 2D):
Net investment income:
  Institutional Class ..........  (6,041,082)    (62,505,055)  (21,145,766)  (19,005,088)   (9,928,728)   (6,033,054)   (7,676,693)
  Class A ...................... (13,750,811)    (37,965,882)   (6,459,336)     (304,649)     (106,013)      (71,099)      (29,543)
                                ------------  --------------  ------------  ------------  ------------  ------------  ------------
Total distributions from net
  investment income ............ (19,791,893)   (100,470,937)  (27,605,102)  (19,309,737)  (10,034,741)   (6,104,153)   (7,706,236)
                                ------------  --------------  ------------  ------------  ------------  ------------  ------------
Net realized gains on
  investments:
  Institutional Class ..........          --              --            --      (187,644)   (1,788,220)     (988,975)   (2,830,031)
  Class A ......................          --              --            --        (2,526)      (24,732)      (19,423)      (11,893)
                                ------------  --------------  ------------  ------------  ------------  ------------  ------------
Total distributions from net
  realized gains ...............          --              --            --      (190,170)   (1,812,952)   (1,008,398)   (2,841,924)
                                ------------  --------------  ------------  ------------  ------------  ------------  ------------
CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net
  assets from capital share
  transactions in:
  Institutional Class ..........  98,313,647     363,757,602   108,749,809    45,429,042    43,637,130     3,180,402    34,213,507
  Class A ......................     999,760     199,717,848   (18,963,018)   (1,305,356)    1,640,511     1,409,794       259,648
                                ------------  --------------  ------------  ------------  ------------  ------------  ------------
Increase/(decrease) in net
  assets from capital share
  transactions .................  99,313,407     563,475,450    89,786,791    44,123,686    45,277,641     4,590,196    34,473,155
                                ------------  --------------  ------------  ------------  ------------  ------------  ------------
Total increase/(decrease) in
  net assets ...................  99,316,227     563,487,705    89,810,873    46,864,439    45,014,529     5,213,292    33,333,701
NET ASSETS:
Beginning of period ............ 311,563,860   1,705,895,263   721,057,003   294,808,262   141,382,908   100,075,024   193,653,413
                                ------------  --------------  ------------  ------------  ------------  ------------  ------------
End of period ..................$410,880,087  $2,269,382,968  $810,867,876  $341,672,701  $186,397,437  $105,288,316  $226,987,114
                                ============  ==============  ============  ============  ============  ============  ============


                       See Notes to Financial Statements.


                                                                                        EQUITY FUNDS
                                -------------------------   ---------------------------------------------------------------------
                                              CONVERTIBLE                    EQUITY                     SMALL-CAP      SMALL-CAP
                                 TAX-EXEMPT   SECURITIES       EQUITY        INCOME        GROWTH      OPPORTUNITY      VALUE
                                    FUND         FUND           FUND          FUND          FUND          FUND           FUND
                                ------------  -----------   ------------   -----------   ------------  ------------  ------------
INCREASE/(DECREASE) IN
  NET ASSETS
OPERATIONS:
Net investment income/
  (loss) .......................$  7,432,575   $ 2,108,992   $  5,625,779   $   645,065   $     52,778  $   (806,520) $    621,844
Net realized gain/(loss) on
  investment transactions,
  futures contracts and
  foreign currency
  transactions .................   2,660,619     3,966,042    120,355,079     1,997,487     10,398,983    (2,724,319)    1,262,177
Net change in unrealized
  appreciation/(depreciation)
  of investment transactions,
  futures contracts, and
  foreign currency
  transactions .................  (1,763,510)   (7,187,746)   (13,198,885)    8,267,199    19,871,546      4,631,841    (4,486,231)
                                ------------   -----------   ------------   -----------   ------------  ------------  ------------
Increase/(decrease) in net
  assets from operations .......   8,329,684    (1,112,712    112,781,973    10,909,751     30,323,307     1,101,002    (2,602,210)
                                ------------   -----------   ------------   -----------   ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS
  (NOTES 2C AND 2D):
Net investment income:
  Institutional Class ..........  (7,400,695)   (2,120,236)    (5,466,932)     (609,709)       (46,318)           --      (641,087)
  Class A ......................     (31,880)      (12,532)       (88,622)      (24,897)            --            --        (1,439)
                                ------------   -----------   ------------   -----------   ------------  ------------  ------------
Total distributions from net
  investment income ............  (7,432,575)   (2,132,768)    (5,555,554)     (634,606)       (46,318)           --      (642,526)
                                ------------   -----------   ------------   -----------   ------------  ------------  ------------
Net realized gains on
  investments:
  Institutional Class ..........  (3,079,610)   (5,044,777)  (130,433,776)   (1,589,832)   (10,660,807)   (1,166,482)   (3,192,531)
  Class A ......................     (16,541)      (39,249)    (4,124,381)      (93,017)      (532,486)      (17,416)      (16,897)
                                ------------   -----------   ------------   -----------   ------------  ------------  ------------
Total distributions from net
  realized gains ...............  (3,096,151)   (5,084,026   (134,558,157)   (1,682,849)   (11,193,293)   (1,183,898)   (3,209,428)
                                ------------   -----------   ------------   -----------   ------------  ------------  ------------
CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net
  assets from capital share
  transactions in:
  Institutional Class ..........  (8,622,818)   (1,721,894)    22,196,934    13,554,788     17,124,303    22,929,255    50,070,733
  Class A ......................     275,998       387,694     11,615,123     2,119,058      4,305,325     2,066,357       440,834
                                ------------   -----------   ------------   -----------   ------------  ------------  ------------
Increase/(decrease) in net
  assets from capital share
  transactions .................  (8,346,820)   (1,334,200)    33,812,057    15,673,846     21,429,628    24,995,612    50,511,567
                                ------------   -----------   ------------   -----------   ------------  ------------  ------------
Total increase/(decrease) in
  net assets ................... (10,545,862)   (9,663,706)     6,480,319    24,266,142     40,513,324    24,912,716    44,057,403
NET ASSETS:
Beginning of period ............ 180,515,350    59,468,964    863,688,494    41,665,372    111,906,477   276,838,393   100,108,306
                                ------------   -----------   ------------   -----------   ------------  ------------  ------------
End of period ..................$169,969,488   $49,805,258   $870,168,813   $65,931,514   $152,419,801  $301,751,109  $144,165,709
                                ============   ===========   ============   ===========   ============  ============  ============



                                                    EQUITY FUNDS
                                -------------------------------------------------------
                                                                            EMERGING
                                   INDEX       BALANCED    INTERNATIONAL    MARKETS
                                   FUND          FUND           FUND          FUND
                                ------------ -----------   ------------   -----------
INCREASE/(DECREASE) IN
  NET ASSETS
OPERATIONS:
Net investment income/
  (loss) ....................... $ 3,790,469   $ 2,006,211    $ 3,007,536    $  201,940
Net realized gain/(loss) on
  investment transactions,
  futures contracts and
  foreign currency
  transactions .................  17,576,723     3,788,742     (8,150,129)   (5,420,986)
Net change in unrealized
  appreciation/(depreciation)
  of investment transactions,
  futures contracts, and
  foreign currency
  transactions .................  61,514,412      (662,244)    (4,212,689)   (1,901,422)
                                ------------   -----------   ------------   -----------
Increase/(decrease) in net
  assets from operations .......  82,881,604     5,132,709     (9,355,282)   (7,120,468)
                                ------------   -----------   ------------   -----------
DISTRIBUTIONS TO SHAREHOLDERS
  (NOTES 2C AND 2D):
Net investment income:
  Institutional Class ..........  (3,691,322)   (1,966,524)    (2,471,063)      (49,109)
  Class A ......................     (89,257)      (56,479)       (33,387)           --
                                ------------   -----------   ------------   -----------
Total distributions from net
  investment income ............  (3,780,579)   (2,023,003)    (2,504,450)      (49,109)
                                ------------   -----------   ------------   -----------
Net realized gains on
  investments:
  Institutional Class .......... (17,251,334)   (4,564,004)            --            --
  Class A ......................    (625,478)     (174,321)            --            --
                                ------------   -----------   ------------   -----------
Total distributions from net
  realized gains ............... (17,876,812)   (4,738,325)            --            --
                                ------------   -----------   ------------   -----------
CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net
  assets from capital share
  transactions in:
  Institutional Class ..........  10,993,666   (11,873,103)    34,176,338     8,164,295
  Class A ......................   4,939,039     1,741,964        364,280        19,533
                                ------------   -----------   ------------   -----------
Increase/(decrease) in net
  assets from capital share
  transactions .................  15,932,705   (10,131,139)    34,540,618     8,183,828
                                ------------   -----------   ------------   -----------
Total increase/(decrease) in
  net assets ...................  77,156,918   (11,759,758)    22,680,886     1,014,251
NET ASSETS:
Beginning of period ............ 299,137,744    70,114,929    173,423,435    18,119,477
                                ------------   -----------   ------------   -----------
End of period ..................$376,294,662   $58,355,171   $196,104,321   $19,133,728
                                ============   ===========   ============   ===========

                                                                           84&85

                              HARRIS INSIGHT FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 1997

                                        MONEY MARKET FUNDS                                FIXED INCOME FUNDS
                             -----------------------------------------  ------------------------------------------------------
                                                                           SHORT/                   INTERMEDIATE  INTERMEDIATE
                              GOVERNMENT       MONEY       TAX-EXEMPT   INTERMEDIATE      BOND       GOVERNMENT    TAX-EXEMPT
                              MONEY FUND       FUND        MONEY FUND      FUND           FUND         FUND(1)        FUND
                             ------------ --------------  ------------  ------------  ------------  ------------  ------------
INCREASE/(DECREASE) IN
  NET ASSETS
OPERATIONS:
Net investment income/
  (loss) ....................$ 15,488,590  $   67,365,235  $ 21,204,196  $ 17,377,741  $  5,935,260  $ 4,364,874   $ 8,296,197
Net realized gain/(loss) on
  investment transactions,
  futures contracts and
  foreign currency
  transactions ..............          --      (1,461,593)         (892)      847,581     2,448,379       229,250     1,426,902
Net change in unrealized
  appreciation/(depreciation)
  of investment transactions,
  futures contracts, and
  foreign currency
  transactions ..............          --              --            --     1,232,588     1,728,272     2,088,457     2,461,211
                             ------------  --------------  ------------  ------------  ------------  ------------  ------------
Increase/(decrease) in net
  assets from operations ....  15,488,590      65,903,642    21,203,304    19,457,910    10,111,911     6,682,581    12,184,310
                             ------------  --------------  ------------  ------------  ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS
  (NOTES 2C AND 2D):
Net investment income:
  Institutional Class .......  (2,834,858)    (38,816,984)  (15,135,955)  (17,084,176)   (5,907,553)   (4,361,069)   (8,289,452)
  Class A ................... (12,653,732)    (28,548,251)   (6,070,770)     (300,919)      (27,351)       (3,097)       (6,745)
                             ------------  --------------  ------------  ------------  ------------  ------------  ------------
Total distributions from net
  investment income ......... (15,488,590)    (67,365,235)  (21,206,725)  (17,385,095)   (5,934,904)   (4,364,166)   (8,296,197)
                             ------------  --------------  ------------  ------------  ------------  ------------  ------------
Net realized gains on
  investments:
  Institutional Class .......          --              --            --            --    (2,001,274)     (244,277)     (894,786)
  Class A ...................          --              --            --            --       (12,735)       (1,277)       (2,642)
                             ------------  --------------  ------------  ------------  ------------  ------------  ------------
Total distributions from net
  realized gains ............          --              --            --           --     (2,014,009)     (245,554)     (897,428)
                             ------------  --------------  ------------  ------------  ------------  ------------  ------------
CONTRIBUTION BY AFFILIATE
  (NOTE 9): .................          --       1,470,000            --           --            --            --             --
                             ------------  --------------  ------------  ------------  ------------  ------------  ------------
CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net
  assets from capital share
  transactions in:
  Institutional Class .......  26,800,699     658,668,867   109,583,316    31,278,423    95,148,737    97,287,068   (18,665,386)
  Class A ...................  41,520,825     216,587,667    44,224,011     1,451,666       798,651       715,055       637,652
                             ------------  --------------  ------------  ------------  ------------  ------------  ------------
Increase/(decrease) in net
  assets from capital share
  transactions ..............  68,321,524     875,256,534   153,807,327    32,730,089    95,947,388    98,002,123   (18,027,734)
                             ------------  --------------  ------------  ------------  ------------  ------------  ------------
Total increase/(decrease)
  in net assets .............  68,321,524     875,264,941   153,803,906    34,802,904    98,110,386   100,074,984   (15,037,049)
NET ASSETS:
Beginning of period ......... 243,242,336     830,630,322   567,253,097   260,005,358    43,272,522            40   208,690,462
                             ------------  --------------  ------------  ------------  ------------  ------------  ------------
End of period ...............$311,563,860  $1,705,895,263  $721,057,003  $294,808,262  $141,382,908  $100,075,024  $193,653,413
                             ============  ==============  ============  ============  ============  ============  ============

                       See Notes to Financial Statements.

                                                                                  EQUITY FUNDS
                             -------------------------  -------------------------------------------------------------------
                                          CONVERTIBLE                  EQUITY                     SMALL-CAP    SMALL-CAP
                              TAX-EXEMPT  SECURITIES      EQUITY       INCOME        GROWTH      OPPORTUNITY     VALUE
                                 FUND       FUND(1)        FUND         FUND          FUND           FUND       FUND(1)
                             ------------  -----------  ------------  -----------  ------------  ------------  ------------
INCREASE/(DECREASE) IN
  NET ASSETS
OPERATIONS:
Net investment income/
  (loss) ....................$  7,704,555  $ 1,749,776  $ 10,401,374  $   640,339  $    210,691  $     67,095  $    354,172
Net realized gain/(loss) on
  investment transactions,
  futures contracts and
  foreign currency
  transactions ..............   2,278,252    8,241,307   153,356,372    3,740,201    10,233,556    23,006,974    10,717,007
Net change in unrealized
  appreciation/(depreciation)
  of investment transactions,
  futures contracts, and
  foreign currency
  transactions ..............   4,314,650   (2,120,819)   83,061,401    5,725,836    16,055,605    27,081,426     4,285,180
                             ------------  -----------  ------------  -----------  ------------  ------------  ------------
Increase/(decrease) in net
  assets from operations ....  14,297,457    7,870,264   246,819,147   10,106,376    26,499,852    50,155,495    15,356,359
                             ------------  -----------  ------------  -----------  ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS
  (NOTES 2C AND 2D):
Net investment income:
  Institutional Class .......  (7,695,657)  (1,714,407)  (10,313,495)    (622,097)     (210,244)     (148,763)     (331,341)
  Class A ...................      (8,898)      (1,300)     (109,659)      (8,911)         (129)           --          (247)
                             ------------  -----------  ------------  -----------  ------------  ------------  ------------
Total distributions from net
  investment income .........  (7,704,555)  (1,715,707)  (10,423,154)    (631,008)     (210,373)     (148,763)     (331,588)
                             ------------  -----------  ------------  -----------  ------------  ------------  ------------
Net realized gains on
  investments:
  Institutional Class .......  (2,054,220)  (7,153,493) (142,024,885)  (3,492,651)   (9,352,220)  (24,392,179)   (7,507,524)
  Class A ...................      (5,729)     (14,695)   (2,485,343)     (97,939)     (171,130)     (174,710)      (18,620)
                             ------------  -----------  ------------  -----------  ------------  ------------  ------------
Total distributions from net
  realized gains ............  (2,059,949)  (7,168,188) (144,510,228)  (3,590,590)   (9,523,350)  (24,566,889)   (7,526,144)
                             ------------  -----------  ------------  -----------  ------------  ------------  ------------
CONTRIBUTION BY AFFILIATE
  (NOTE 9): .................          --           --            --           --            --            --            --
                             ------------  -----------  ------------  -----------  ------------  ------------  ------------
CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net
  assets from capital share
  transactions in:
  Institutional Class .......   9,959,353   60,381,036   186,191,498    2,798,145    15,943,321    98,594,689    92,299,943
  Class A ...................     596,991      101,519     9,419,199      924,318     2,284,070     2,055,352       309,696
                             ------------  -----------  ------------  -----------  ------------  ------------  ------------
Increase/(decrease) in net
  assets from capital share
  transactions ..............  10,556,344   60,482,555   195,610,697    3,722,463    18,227,391   100,650,041    92,609,639
                             ------------  -----------  ------------  -----------  ------------  ------------  ------------
Total increase/(decrease)
  in net assets .............  15,089,297   59,468,924   287,496,462    9,607,241    34,993,520   126,089,884   100,108,266
NET ASSETS:
Beginning of period ......... 165,426,053           40   576,192,032   32,058,131    76,912,957   150,748,509            40
                             ------------  -----------  ------------  -----------  ------------  ------------  ------------
End of period ...............$180,515,350  $59,468,964  $863,688,494  $41,665,372  $111,906,477  $276,838,393  $100,108,306
                             ============  ===========  ============  ===========  ============  ============  ============



                             ---------------------------------------------------
                                                                      EMERGING
                                INDEX      BALANCED    INTERNATIONAL  MARKETS
                                 FUND       FUND(1)        FUND       FUND(2)
                             ------------ -----------  ------------  -----------
INCREASE/(DECREASE) IN
  NET ASSETS
OPERATIONS:
Net investment income/
  (loss) ....................$  3,228,722  $ 1,708,627  $  1,467,341  $   12,948
Net realized gain/(loss) on
  investment transactions,
  futures contracts and
  foreign currency
  transactions ..............   9,454,867    1,188,909    13,870,288      (73,817)
Net change in unrealized
  appreciation/(depreciation)
  of investment transactions,
  futures contracts, and
  foreign currency
  transactions ..............  49,045,843    8,588,734   (24,029,900)  (2,368,209)
                             ------------  -----------  ------------  -----------
Increase/(decrease) in net
  assets from operations ....  61,729,432   11,486,270    (8,692,271)  (2,429,078)
                             ------------  -----------  ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS
  (NOTES 2C AND 2D):
Net investment income:
  Institutional Class .......  (3,248,383)  (1,683,590)   (1,508,126)          --
  Class A ...................     (27,169)      (4,659)       (4,475)          --
                             ------------  -----------  ------------  -----------
Total distributions from net
  investment income .........  (3,275,552)  (1,688,249)   (1,512,601)          --
                             ------------  -----------  ------------  -----------
Net realized gains on
  investments:
  Institutional Class .......  (8,653,473)          --   (16,062,527)          --
  Class A ...................    (148,087)          --      (119,925)          --
                             ------------  -----------  ------------  -----------
Total distributions from net
  realized gains ............  (8,801,560)          --   (16,182,452)          --
                             ------------  -----------  ------------  -----------
CONTRIBUTION BY AFFILIATE
  (NOTE 9): .................          --           --            --           --
                             ------------  -----------  ------------  -----------
CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net
  assets from capital share
  transactions in:
  Institutional Class .......  98,704,147   59,623,885    88,567,033   20,438,890
  Class A ...................   6,677,177      692,983       899,170      109,665
                             ------------  -----------  ------------  -----------
Increase/(decrease) in net
  assets from capital share
  transactions .............. 105,381,324   60,316,868    89,466,203   20,548,555
                             ------------  -----------  ------------  -----------
Total increase/(decrease)
  in net assets ............. 155,033,644   70,114,889    63,078,879   18,119,477
NET ASSETS:
Beginning of period ......... 144,104,100           40   110,344,556           --
                             ------------  -----------  ------------  -----------
End of period ...............$299,137,744  $70,114,929  $173,423,435  $18,119,477
                             ============  ===========  ============  ===========

-----------------
(1) For the period 03/24/97 (commencement of operations) to 12/31/97.
(2) For the period 10/21/97 (commencement of operations) to 12/31/97.

                       See Notes to Financial Statements.

                                                                           86&87

                              HARRIS INSIGHT FUNDS
                 STATEMENTS OF CHANGES -- CAPITAL STOCK ACTIVITy

     Since the Money Market Funds have sold and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales and redemptions is the same as the amounts shown below for such transactions.

                                                                    MONEY MARKET FUNDS
                             ----------------------------------------------------------------------------------------------------
                                   GOVERNMENT MONEY FUND                 MONEY FUND                  TAX-EXEMPT MONEY FUND
                             -------------------------------  --------------------------------   --------------------------------
                                  YEAR            YEAR             YEAR              YEAR             YEAR             YEAR
                                  ENDED           ENDED            ENDED             ENDED            ENDED            ENDED
                                12/31/98        12/31/97         12/31/98          12/31/97         12/31/98         12/31/97
                             --------------- ---------------  ---------------  ---------------   ----------------  --------------
INSTITUTIONAL CLASS:
Sold ........................$   474,602,020  $   310,077,266  $ 6,077,554,330  $ 2,935,583,373   $ 1,224,139,829   $ 814,990,746
Issued as reinvestment of
  dividends .................        681,351          290,884        4,855,945        4,320,343            38,515          22,292
Redeemed ....................   (376,969,724)    (283,567,451)  (5,718,652,673)  (2,281,234,849)   (1,115,428,535)   (705,429,722)
                             ---------------  ---------------  ---------------  ---------------   ----------------  -------------
Net increase/(decrease) .....$    98,313,647  $    26,800,699  $   363,757,602  $   658,668,867   $   108,749,809   $ 109,583,316
                             ===============  ===============  ===============  ===============   ================  =============
CLASS A:
Sold ........................$ 1,792,833,704  $ 1,342,810,468  $ 3,255,287,012  $ 2,398,112,387   $   421,214,364   $ 566,351,447
Issued as reinvestment of
  dividends .................      9,532,140        7,187,840       28,923,116       18,841,382         4,957,489       3,936,135
Redeemed .................... (1,801,366,084)  (1,308,477,483)  (3,084,492,280)  (2,200,366,102)     (445,134,871)   (526,063,571)
                             ---------------  ---------------  ---------------  ---------------   ----------------  -------------
Net increase/(decrease) .....$       999,760  $    41,520,825  $   199,717,848  $   216,587,667   $   (18,963,018)  $  44,224,011
                             ===============  ===============  ===============  ===============   ================  =============

                       See Notes to Financial Statements.

                                       [THIS PAGE INTENTIONALLY LEFT BLANK.]

                              HARRIS INSIGHT FUNDS
           STATEMENTS OF CHANGES -- CAPITAL STOCK ACTIVITY (CONTINUED)


                                                     FIXED INCOME FUNDS
                       -------------------------------------------------------------------------------
                                 SHORT/                                            INTERMEDIATE
                              INTERMEDIATE                  BOND                    GOVERNMENT
                                  FUND                      FUND                       FUND
                       -------------------------- ------------------------  --------------------------
                            YEAR         YEAR         YEAR         YEAR         YEAR         PERIOD
                            ENDED        ENDED        ENDED        ENDED        ENDED         ENDED
                          12/31/98     12/31/97     12/31/98     12/31/97     12/31/98     12/31/97(1)
                        ------------ ------------ -----------  -----------  ------------  ------------
AMOUNT
------
INSTITUTIONAL CLASS:
Sold ...................$ 98,262,177 $ 52,771,039  $62,185,154  $99,249,501  $ 29,218,220  $123,309,885
Issued as reinvestment
  of dividends .........   2,067,037    1,661,326    5,589,291    3,781,384     6,595,979     4,539,814
Redeemed ............... (54,900,172) (23,153,942) (24,137,315)  (7,882,148)  (32,633,797)  (30,562,631)
                        ------------ ------------  -----------  -----------  ------------  ------------
Net increase/(decrease) $ 45,429,042 $ 31,278,423  $43,637,130  $95,148,737  $  3,180,402  $ 97,287,068
                        ============ ============  ===========  ===========  ============  ============
CLASS A:
Sold ...................$  3,387,231 $  2,236,939  $ 2,490,267  $   929,922  $  1,369,151  $    710,868
Issued as reinvestment
  of dividends .........     232,605      260,154       75,997       18,847        87,003         4,387
Redeemed ...............  (4,925,192)  (1,045,427)    (925,753)    (150,118)      (46,360)         (200)
                        ------------ ------------  -----------  -----------  ------------  ------------
Net increase/(decrease) $ (1,305,356)$  1,451,666  $ 1,640,511  $   798,651  $  1,409,794  $    715,055
                        ============ ============  ===========  ===========  ============  ============
-------------------------------------------------------------------------------------------------------

SHARES
------
INSTITUTIONAL CLASS:
Sold ...................   9,550,792    5,209,406    6,064,826    9,893,541     1,760,474     7,607,489
Issued as reinvestment
  of dividends .........     200,903      163,759      545,444      371,313       396,620       277,370
Redeemed ...............  (5,330,155)  (2,281,540)  (2,351,634)    (775,447)   (1,954,680)   (1,876,066)
                        ------------ ------------  -----------  -----------  ------------  ------------
Net increase/(decrease)    4,421,540    3,091,625    4,258,636    9,489,407       202,414     6,008,793
                        ============ ============  ===========  ===========  ============  ============
CLASS A:
Sold ...................     329,377      219,857      242,849       91,724        82,328        43,019
Issued as reinvestment
  of dividends .........      22,636       25,622        7,413        1,851         5,220           266
Redeemed ...............    (479,744)    (102,616)     (90,329)     (14,738)       (2,786)          (12)
                        ------------ ------------  -----------  -----------  ------------  ------------
Net increase/(decrease)     (127,731)     142,863      159,933       78,837        84,762        43,273
                        ============ ============  ===========  ===========  ============  ============

                       See Notes to Financial Statements.


                              HARRIS INSIGHT FUNDS
           STATEMENTS OF CHANGES -- CAPITAL STOCK ACTIVITY (CONTINUED)

                                                        FIXED INCOME FUNDS
                       --------------------------------------------------------------------------------------
                              INTERMEDIATE                                                CONVERTIBLE
                               TAX-EXEMPT                   TAX-EXEMPT                    SECURITIES
                                  FUND                         FUND                          FUND
                        -------------------------   ----------------------------  ---------------------------
                           YEAR          YEAR           YEAR           YEAR           YEAR         PERIOD
                           ENDED         ENDED          ENDED          ENDED          ENDED         ENDED
                         12/31/98      12/31/97       12/31/98       12/31/97       12/31/98     12/31/97(1)
                        -----------  ------------   -------------   ------------  ------------   ------------
AMOUNT
------
INSTITUTIONAL CLASS:
Sold ................... $70,456,250  $ 41,062,483    $ 18,982,201   $ 36,002,208   $ 5,672,247    $62,943,202
Issued as reinvestment
  of dividends .........     544,842       211,439         543,487        357,835     7,118,875      8,825,043
Redeemed ............... (36,787,585)  (59,939,308)    (28,148,506)   (26,400,690)  (14,513,016)   (11,387,209)
                         -----------  ------------   -------------   ------------  ------------   ------------
Net increase/(decrease)  $34,213,507  $(18,665,386)   $ (8,622,818)  $  9,959,353   $(1,721,894)   $60,381,036
                         ===========  ============   =============   ============  ============   ============
CLASS A:
Sold ................... $ 1,323,118  $    649,957    $  1,163,477   $    685,982   $   414,463    $   166,195
Issued as reinvestment
  of dividends .........      26,278         5,164          22,861          7,264        44,309          7,403
Redeemed ...............  (1,089,748)      (17,469)       (910,340)       (96,255)      (71,078)       (72,079)
                         -----------  ------------   -------------   ------------  ------------   ------------
Net increase/(decrease)  $   259,648  $   637,652     $    275,998   $    596,991   $   387,694    $   101,519
                         ===========  ============   =============   ============  ============   ============
--------------------------------------------------------------------------------------------------------------
SHARES
------
INSTITUTIONAL CLASS:
Sold ...................   6,548,230     3,868,924       1,802,796      3,491,829       203,052      2,149,501
Issued as reinvestment
  of dividends .........      50,759        19,743          51,949         34,122       283,550        311,634
Redeemed ...............  (3,425,001)   (5,656,367)     (2,675,429)    (2,567,773)     (522,748)      (379,031)
                         -----------  ------------   -------------   ------------  ------------   ------------
Net increase/(decrease)    3,173,988    (1,767,700)       (820,684)       958,178       (36,146)     2,082,104
                         ===========  ============   =============   ============  ============   ============
CLASS A:
Sold ...................     123,047        61,099         110,353         65,967        14,664          5,326
Issued as reinvestment
  of dividends .........       2,446           483           2,177            693         1,808            264
Redeemed ...............    (101,319)       (1,652)        (86,174)        (9,210)       (2,530)        (2,596)
                         -----------  ------------   -------------   ------------  ------------   ------------
Net increase/(decrease)       24,174        59,930          26,356         57,450        13,942          2,994
                         ===========  ============   =============   ============  ============   ============

-------------
(1) For the period 03/24/97 (commencement of operations) to 12/31/97.

                       See Notes to Financial Statements.

                                                                           90&91

                              HARRIS INSIGHT FUNDS
           STATEMENTS OF CHANGES -- CAPITAL STOCK ACTIVITY (CONTINUED)

                                                                     EQUITY FUNDS
                           ----------------------------------------------------------------------------------------------
                                                                 EQUITY                                       SMALL-CAP
                                     EQUITY                      INCOME                     GROWTH           OPPORTUNITY
                                      FUND                        FUND                       FUND                FUND
                           --------------------------   ------------------------  -------------------------  ------------
                               YEAR          YEAR          YEAR         YEAR         YEAR          YEAR          YEAR
                               ENDED         ENDED         ENDED        ENDED        ENDED         ENDED         ENDED
                             12/31/98      12/31/97      12/31/98     12/31/97     12/31/98      12/31/97      12/31/98
                           ------------- -------------  -----------  -----------  ------------  -----------  ------------
AMOUNT
------
INSTITUTIONAL CLASS:
Sold ..................... $ 107,058,873  $ 228,484,735  $16,273,336  $ 5,765,224  $ 24,726,605  $18,615,536  $ 70,401,482
Issued as reinvestment of
dividends ................    59,860,296     65,414,766      456,240      756,229     4,407,089    3,513,466       644,720
Redeemed .................  (144,722,235)  (107,708,003)  (3,174,788)  (3,723,308)  (12,009,391)  (6,185,681)  (48,116,947
                           -------------  -------------  -----------  -----------  ------------  -----------  ------------
Net increase/(decrease) .. $  22,196,934  $ 186,191,498  $13,554,788  $ 2,798,145  $ 17,124,303  $15,943,321  $ 22,929,255
                           =============  =============  ===========  ===========  ============  ===========  ============
CLASS A:
Sold ..................... $  47,707,142  $   8,786,890  $ 2,658,901  $   942,518  $ 20,830,182  $ 2,186,449  $ 46,956,439
Issued as reinvestment of
dividends ................     3,481,957      2,388,743      106,802       95,931       428,210      135,276        11,681
Redeemed .................   (39,573,976)    (1,756,434)    (646,645)    (114,131)  (16,953,067)     (37,655)  (44,901,763)
                           -------------  -------------  -----------  -----------  ------------  -----------  ------------
Net increase/(decrease) .. $  11,615,123  $   9,419,199  $ 2,119,058  $   924,318  $  4,305,325  $ 2,284,070  $  2,066,357
                           =============  =============  ===========  ===========  ============  ===========  ============
--------------------------------------------------------------------------------------------------------------------------
SHARES
------
INSTITUTIONAL CLASS:
Sold .....................     6,026,791     13,779,278      904,751      350,240     1,017,596      845,767     4,046,918
Issued as reinvestment of
dividends ................     3,488,559      3,736,368       24,434       46,977       171,897      156,313        33,302
Redeemed .................    (8,209,390)    (6,023,216)    (177,434)    (233,613)     (489,520)    (281,676)   (2,956,250)
                           -------------  -------------  -----------  -----------  ------------  -----------  ------------
Net increase/(decrease) ..     1,305,960     11,492,430      751,751      163,604       699,973      720,404     1,123,970
                           =============  =============  ===========  ===========  ============  ===========  ============
CLASS A:
Sold .....................     2,692,062        475,368      148,486       55,334       837,319       96,614     2,880,683
Issued as reinvestment of
dividends ................       203,732        136,928        5,753        5,980        16,757        6,046           606
Redeemed .................    (2,204,864)       (98,527)     (36,833)      (6,897)     (683,516)      (1,870)   (2,738,838)
                           -------------  -------------  -----------  -----------  ------------  -----------  ------------
Net increase/(decrease) ..       690,930        513,769      117,406       54,417       170,560      100,790       142,451
                           =============  =============  ===========  ===========  ============  ===========  ============

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
           STATEMENTS OF CHANGES -- CAPITAL STOCK ACTIVITY (CONTINUED)

                                                                             EQUITY FUNDS
                          ------------   -----------------------------------------------------------------------------------
                                                  SMALL-CAP
                                                   VALUE                        INDEX                     BALANCED
                                                   FUND                         FUND                        FUND
                          ------------   --------------------------  --------------------------  --------------------------
                              YEAR           YEAR        PERIOD         YEAR          YEAR          YEAR          PERIOD
                              ENDED          ENDED        ENDED         ENDED         ENDED         ENDED          ENDED
                            12/31/97       12/31/98    12/31/97(1)     12/31/98      12/31/97      12/31/98     12/31/97(1)
                          ------------   ------------  ------------  ------------  ------------  ------------   -----------
AMOUNT
------
INSTITUTIONAL CLASS:
Sold .....................  $111,387,891  $ 65,891,159  $ 94,750,916  $ 56,739,210  $138,059,809  $  8,051,050   $66,148,915
Issued as reinvestment of
dividends ................    12,908,326     3,337,416     7,596,815    11,324,663     5,696,160     6,530,108     1,683,590
Redeemed .................   (25,701,528)  (19,157,842)  (10,047,788)  (57,070,207)  (45,051,822)  (26,454,261)   (8,208,620)
                            ------------  ------------  ------------  ------------  ------------  ------------   -----------
Net increase/(decrease) ..  $ 98,594,689  $ 50,070,733  $ 92,299,943  $ 10,993,666  $ 98,704,147  $(11,873,103)  $59,623,885
                            ============  ============  ============  ============  ============  ============   ===========
CLASS A:
Sold .....................  $  2,275,874  $    697,922  $    321,431  $  8,005,096  $  9,599,426  $  1,756,331   $   688,374
Issued as reinvestment of
dividends ................       107,321        18,194        18,639       575,857       151,528       230,800         4,659
Redeemed .................      (327,843)     (275,282)      (30,374)   (3,641,914)   (3,073,777)     (245,167)          (50)
                            ------------  ------------  ------------  ------------  ------------  ------------   -----------
Net increase/(decrease) ..  $  2,055,352  $    440,834  $    309,696  $  4,939,039  $  6,677,177  $  1,741,964   $   692,983
                            ============  ============  ============  ============  ============  ============   ===========
----------------------------------------------------------------------------------------------------------------------------
SHARES
------
INSTITUTIONAL CLASS:
Sold .....................     6,492,340     2,156,720     3,097,109     2,172,445     6,414,886       527,780     5,120,712
Issued as reinvestment of
dividends ................       756,547        97,119       234,090       413,390       246,569       446,869       116,698
Redeemed .................    (1,438,895)     (600,967)     (307,896)   (2,222,548)   (2,025,025)   (1,744,530)     (588,410)
                            ------------  ------------  ------------  ------------  ------------  ------------   -----------
Net increase/(decrease) ..     5,809,992     1,652,872     3,023,303       363,287     4,636,430      (769,881)    4,649,000
                            ============  ============  ============  ============  ============  ============   ===========
CLASS A:
Sold .....................       125,525        20,368         9,123       310,345       428,098       115,400        46,556
Issued as reinvestment of
dividends ................         6,308           526           574        21,022         6,555        15,932           317
Redeemed .................       (19,609)       (8,868)         (842)     (142,365)     (147,519)      (16,971)           (3)
                            ------------  ------------  ------------  ------------  ------------  ------------   -----------
Net increase/(decrease) ..       112,224        12,026         8,855       189,002       287,134       114,361        46,870
                            ============  ============  ============  ============  ============  ============   ===========

                          ---------------------------------------------------
                                                              EMERGING
                                 INTERNATIONAL                 MARKETS
                                     FUND                       FUND
                          --------------------------  ------------------------
                             YEAR          YEAR         YEAR         PERIOD
                             ENDED         ENDED        ENDED         ENDED
                            12/31/98      12/31/97     12/31/98     12/31/97(2)
                          ------------  ------------  -----------  -----------
AMOUNT
------
INSTITUTIONAL CLASS:
Sold ..................... $100,158,674  $120,897,024  $ 9,517,265  $20,438,890
Issued as reinvestment of
dividends ................    1,121,898    10,828,865       44,300           --
Redeemed .................  (67,104,234)  (43,158,856)  (1,397,270)          --
                           ------------  ------------  -----------  -----------
Net increase/(decrease) .. $ 34,176,338  $ 88,567,033  $ 8,164,295  $20,438,890
                           ============  ============  ===========  ===========
CLASS A:
Sold ..................... $ 23,331,527  $  1,215,856  $   103,114   $  109,665
Issued as reinvestment of
dividends ................       27,871        93,876           --           --
Redeemed .................  (22,995,118)     (410,562)     (83,581)          --
                           ------------  ------------  -----------  -----------
Net increase/(decrease) .. $    364,280  $    899,170  $    19,533   $  109,665
                           ============  ============  ===========  ===========
-------------------------------------------------------------------------------
SHARES
------
INSTITUTIONAL CLASS:
Sold .....................    7,821,444     8,013,256   1,372,793     2,108,590
Issued as reinvestment of
dividends ................       90,989       806,437       7,745            --
Redeemed .................   (5,331,529)   (3,006,361)   (239,318)           --
                           ------------  ------------ -----------   -----------
Net increase/(decrease) ..    2,580,904     5,813,332   1,141,220     2,108,590
                           ============  ============ ===========   ===========
CLASS A:
Sold .....................    1,842,292        78,331      13,464        11,266
Issued as reinvestment of
dividends ................        2,260         7,008          --            --
Redeemed .................   (1,807,396)      (29,037)    (14,143)           --
                           ------------  ------------ -----------   -----------
Net increase/(decrease) ..       37,156        56,302        (679)       11,266
                           ============  ============ ===========   ===========

-------------
(1) For the period 03/24/97 (commencement of operations) to 12/31/97.
(2) For the period 10/21/97 (commencement of operations) to 12/31/97.

                       See Notes to Financial Statements.

                                                                           92&93

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                               NET                                                                   NET
                              ASSET                               DISTRIBUTIONS                     ASSET
                              VALUE         NET        REALIZED      FROM NET                       VALUE
                            BEGINNING   INVESTMENT      LOSS ON     INVESTMENT      CAPITAL        END OF
                            OF PERIOD     INCOME      INVESTMENTS     INCOME     CONTRIBUTIONS     PERIOD
===========================================================================================================
---------------------
GOVERNMENT MONEY FUND
---------------------
INSTITUTIONAL CLASS
12/31/98                     $1.00        $0.053     $     --          $(0.053)     $    --         $1.00
12/31/97                      1.00         0.053           --           (0.053)          --          1.00
12/31/96                      1.00         0.051           --           (0.051)          --          1.00
12/31/95                      1.00         0.056           --           (0.056)          --          1.00
05/16/94(3) to 12/31/94       1.00         0.028           --           (0.028)          --          1.00
CLASS A
12/31/98                     $1.00        $0.050     $     --          $(0.050)     $    --         $1.00
12/31/97                      1.00         0.050           --           (0.050)          --          1.00
12/31/96                      1.00         0.049           --           (0.049)          --          1.00
12/31/95                      1.00         0.054           --           (0.054)          --          1.00
12/31/94                      1.00         0.037           --           (0.037)          --          1.00
----------
MONEY FUND
----------
INSTITUTIONAL CLASS
12/31/98                     $1.00        $0.055     $     --          $(0.055)     $    --         $1.00
12/31/97                      1.00         0.055        0.001)          (0.055)       0.001          1.00
12/31/96                      1.00         0.052           --           (0.052)          --          1.00
12/31/95                      1.00         0.057           --           (0.057)          --          1.00
01/05/94(3) to 12/31/94       1.00         0.039           --           (0.039)          --          1.00
CLASS A
12/31/98                     $1.00        $0.051     $     --          $(0.051)     $    --         $1.00
12/31/97                      1.00         0.052       (0.001)          (0.052)       0.001          1.00
12/31/96                      1.00         0.050           --           (0.050)          --          1.00
12/31/95                      1.00         0.054           --           (0.054)          --          1.00
12/31/94                      1.00         0.037           --           (0.037)          --          1.00
---------------------
TAX-EXEMPT MONEY FUND
---------------------
INSTITUTIONAL CLASS
12/31/98                     $1.00        $0.033     $     --          $(0.033)     $    --         $1.00
12/31/97                      1.00         0.034           --           (0.034)          --          1.00
12/31/96                      1.00         0.031           --           (0.031)          --          1.00
12/31/95                      1.00         0.035           --           (0.035)          --          1.00
01/05/94(3) to 12/31/94       1.00         0.025           --           (0.025)          --          1.00
CLASS A
12/31/98                     $1.00        $0.030     $     --          $(0.030)     $    --         $1.00
12/31/97                      1.00         0.031           --           (0.031)          --          1.00
12/31/96                      1.00         0.029           --           (0.029)          --          1.00
12/31/95                      1.00         0.033           --           (0.033)          --          1.00
12/31/94                      1.00         0.023           --           (0.023)          --          1.00

                       See Notes to Financial Statements.
94

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                         NET                        RATIO OF EXPENSES
                                       ASSETS        RATIO OF          TO AVERAGE         RATIO OF NET
                                       END OF       EXPENSES TO        NET ASSETS       INVESTMENT INCOM
                          TOTAL        PERIOD       AVERAGE NET        (EXCLUDING        TO AVERAGE NET
                         RETURN         (000)         ASSETS            WAIVERS)             ASSETS
 ==========================================================================================================
---------------------
 GOVERNMENT MONEY FUND
 ---------------------
 INSTITUTIONAL CLASS
 12/31/98                 5.43%    $  162,285         0.19%              0.24%                5.27%
 12/31/97                 5.48         63,970         0.23               0.28                 5.36
 12/31/96                 5.24         37,169         0.31               0.32                 5.12
 12/31/95                 5.79         18,367         0.31               0.32                 5.62
 05/16/94(3) to 12/31/94  2.82(2)       9,617         0.29(1)            0.31(1)              4.52(1)
 CLASS A
 12/31/98                 5.08%    $  248,595         0.54%              0.59%                4.96%
 12/31/97                 5.17        247,594         0.53               0.63                 5.05
 12/31/96                 5.00        206,073         0.54               0.67                 4.89
 12/31/95                 5.51        264,426         0.57               0.67                 5.36
 12/31/94                 3.72        229,619         0.60               0.66                 3.62
 ----------
 MONEY FUND
 ----------
 INSTITUTIONAL CLASS
 12/31/98                 5.61%    $1,391,856         0.19%              0.24%                5.46%
 12/31/97                 5.66      1,028,091         0.21               0.26                 5.54
 12/31/96                 5.38        369,417         0.27               0.28                 5.23
 12/31/95                 5.86         98,837         0.29               0.30                 5.69
 01/05/94(3) to 12/31/94  4.08(2)      31,990         0.29(1)            0.30(1)              4.79(1)
 CLASS A
 12/31/98                 5.25%    $  877,527         0.53%              0.59%                5.12%
 12/31/97                 5.35        677,804         0.51               0.61                 5.23
 12/31/96                 5.11        461,213         0.52               0.63                 5.00
 12/31/95                 5.58        423,588         0.56               0.65                 5.42
 12/31/94                 3.79        530,366         0.55               0.65                 3.79
 ---------------------
 TAX-EXEMPT MONEY FUND
 ---------------------
 INSTITUTIONAL CLASS
 12/31/98                 3.35%    $  606,754         0.23%              0.23%                3.30%
 12/31/97                 3.47        497,986         0.25               0.26                 3.41
 12/31/96                 3.19        388,404         0.29               0.29                 3.14
 12/31/95                 3.60        212,146         0.29               0.29                 3.52
 01/05/94(3) to 12/31/94  2.56(2)     237,100         0.28(1)            0.30(1)              2.99(1)
 CLASS A
 12/31/98                 3.02%    $  204,114         0.55%              0.58%                2.99%
 12/31/97                 3.17        223,071         0.54               0.61                 3.13
 12/31/96                 2.94        178,849         0.53               0.64                 2.89
 12/31/95                 3.31        170,570         0.56               0.65                 3.25
 12/31/94                 2.30        123,501         0.54               0.65                 2.20

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                               NET                        NET                                       NET
                              ASSET                  REALIZED AND DISTRIBUTIONS  DISTRIBUTIONS    ASSET
                              VALUE         NET       UNREALIZED     FROM NET       FROM NET       VALUE
                            BEGINNING   INVESTMENT    GAIN/(LOSS)   INVESTMENT      REALIZED      END OF
                            OF PERIOD     INCOME    ON INVESTMENTS    INCOME          GAINS       PERIOD
===========================================================================================================
-----------------------
SHORT/INTERMEDIATE FUND
-----------------------
INSTITUTIONAL CLASS
12/31/98                    $10.21     $0.603         $ 0.096        $(0.603)     $(0.006)    $10.30
12/31/97                     10.14      0.633           0.070         (0.633)          --      10.21
02/26/96(3) to 12/31/96      10.30      0.517          (0.160)        (0.517)          --      10.14
CLASS A
12/31/98                    $10.21     $0.577         $ 0.096        $(0.577)     $(0.006)    $10.30
12/31/97                     10.14      0.608           0.070         (0.608)          --      10.21
12/31/96                     10.38      0.594          (0.247)        (0.587)          --      10.14
12/31/95                      9.66      0.588           0.720         (0.588)          --      10.38
12/31/94                     10.34      0.559          (0.694)        (0.545)          --       9.66
---------
BOND FUND
---------
INSTITUTIONAL CLASS
12/31/98                    $10.20     $0.604         $ 0.103        $(0.604)     $(0.103)    $10.20
12/31/97                     10.07      0.628           0.284         (0.628)      (0.154)     10.20
04/16/96(3) to 12/31/96      10.00      0.425           0.103         (0.425)      (0.033)     10.07
CLASS A
12/31/98                    $10.20     $0.579         $ 0.103        $(0.579)     $(0.103)    $10.20
12/31/97                     10.07      0.603           0.284         (0.603)      (0.154)     10.20
04/22/96(3) to 12/31/96       9.99      0.402           0.113         (0.402)      (0.033)     10.07
----------------------------
INTERMEDIATE GOVERNMENT FUND
----------------------------
INSTITUTIONAL CLASS
12/31/98                    $16.54     $0.967         $ 0.231        $(0.967)     $(0.161)    $16.61
03/24/97(3) to 12/31/97      16.12      0.793           0.461         (0.793)      (0.041)     16.54
CLASS A
12/31/98                    $16.54     $0.925         $ 0.231        $(0.925)     $(0.161)    $16.61
04/16/97(3) to 12/31/97      16.06      0.702           0.521         (0.702)      (0.041)     16.54
----------------------------
INTERMEDIATE TAX-EXEMPT FUND
----------------------------
INSTITUTIONAL CLASS
12/31/98                    $10.75     $0.417         $ 0.103        $(0.417)     $(0.153)    $10.70
12/31/97                     10.58      0.442           0.220         (0.442)      (0.050)     10.75
02/26/96(3) to 12/31/96      10.74      0.381          (0.124)        (0.381)      (0.036)     10.58
CLASS A
12/31/98                    $10.75     $0.390         $ 0.103        $(0.390)     $(0.153)    $10.70
12/31/97                     10.58      0.327           0.220         (0.327)      (0.050)     10.75
03/13/96(3) to 12/31/96      10.55      0.084           0.066         (0.084)      (0.036)     10.58
---------------
TAX-EXEMPT FUND
---------------
INSTITUTIONAL CLASS
12/31/98                    $10.52     $0.444         $ 0.059        $(0.444)     $(0.189)    $10.39
12/31/97                     10.25      0.461           0.391         (0.461)      (0.121)     10.52
02/26/96(3) to 12/31/96      10.56      0.402          (0.094)        (0.402)      (0.216)     10.25
CLASS A
12/31/98                    $10.52     $0.418         $ 0.059        $(0.418)     $(0.189)    $10.39
12/31/97                     10.25      0.435           0.391         (0.435)      (0.121)     10.52
10/02/96(3) to 12/31/96      10.33      0.105           0.136         (0.105)      (0.216)     10.25

                       See Notes to Financial Statements.
96

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                             NET                     RATIO OF EXPENSES
                                           ASSETS       RATIO OF        TO AVERAGE        RATIO OF NET
                                           END OF      EXPENSES TO      NET ASSETS      INVESTMENT INCOME   PORTFOLIO
                                TOTAL      PERIOD      AVERAGE NET      (EXCLUDING       TO AVERAGE NET     TURNOVER
                               RETURN       (000)        ASSETS          WAIVERS)            ASSETS           RATE
============================================================================================================================
-----------------------
SHORT/INTERMEDIATE FUND
-----------------------
INSTITUTIONAL CLASS
12/31/98                      7.01%     $337,015         0.60%            0.90%               5.85%          66.06%
12/31/97                      7.15       288,886         0.60             0.89                6.24           98.08
02/26/96(3) to 12/31/96       3.61(2)    255,573         0.60(1)          0.90(1)             6.06(1)       186.02
CLASS A
12/31/98                      6.75%     $  4,658         0.85%            1.15%               5.60%          66.06%
12/31/97                      6.89         5,922         0.85             1.14                5.99           98.08
12/31/96                      3.51         4,432         0.62             0.92                5.59          186.02
12/31/95                     13.88        51,814         0.60             0.96                5.91          194.94
12/31/94                     (1.29)       44,333         0.60             0.92                5.29          140.99
---------
BOND FUND
---------
INSTITUTIONAL CLASS
12/31/98                      7.12%     $183,831         0.60%            0.88%               5.89%          64.93%
12/31/97                      9.41       140,447         0.60             0.89                6.25          138.30
04/16/96(3) to 12/31/96       5.40(2)     43,142         0.60(1)          0.98(1)             6.03(1)       116.02
CLASS A
12/31/98                      6.86%     $  2,566         0.85%            1.13%               5.64%          64.93%
12/31/97                      9.14           936         0.85             1.14                6.00          138.30
04/22/96(3) to 12/31/96       5.27(2)        130         0.85(1)          1.23(1)             5.87(1)       116.02
----------------------------
INTERMEDIATE GOVERNMENT FUND
----------------------------
INSTITUTIONAL CLASS
12/31/98                      7.45%     $103,162         0.50%            0.91%               5.82%          99.63%
03/24/97(3) to 12/31/97       7.96(2)     99,359         0.50(1)          0.91(1)             6.31(1)        84.89(1)
CLASS A
12/31/98                      7.18%     $  2,126         0.75%            1.16%               5.57%          99.63%
04/16/97(3) to 12/31/97       7.76(2)        716         0.75(1)          1.16(1)             6.06(1)        84.89(1)
----------------------------
INTERMEDIATE TAX-EXEMPT FUND
----------------------------
INSTITUTIONAL CLASS
12/31/98                      4.94%     $226,087         0.80%            0.80%               3.87%          90.92%
12/31/97                      6.41       193,009         0.79             0.79                4.16           48.72
02/26/96(3) to 12/31/96       2.49(2)    208,690         0.79(1)          0.82(1)             4.28(1)        57.23
CLASS A
12/31/98                      4.67%     $    900         1.05%            1.05%               3.62%          90.92%
12/31/97                      6.14           644         1.04             1.04                3.91           48.72
03/13/96(3) to 12/31/96       1.44(2)         --         1.04(1)          1.07(1)             4.33(1)        57.23
---------------
TAX-EXEMPT FUND
---------------
INSTITUTIONAL CLASS
12/31/98                      4.88%     $169,060         0.79%            0.80%               4.22%          87.61%
12/31/97                      8.55       179,871         0.80             0.80                4.47           61.52
02/26/96(3) to 12/31/96       3.04(2)    165,388         0.80(1)          0.81(1)             4.60(1)        61.60
CLASS A
12/31/98                      4.62%     $    909         1.04%            1.05%               3.97%          87.61%
12/31/97                      8.28           644         1.05             1.05                4.22           61.52
10/02/96(3) to 12/31/96       2.34(2)         38         1.05(1)          1.06(1)             4.35(1)        61.60

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
               (FOR A SHARE OUTSTANDING THROUGHTOUT EACH PERIOD)


                              NET                      NET                                         NET
                             ASSET                REALIZED AND    DISTRIBUTIONS  DISTRIBUTIONS    ASSET
                             VALUE       NET       UNREALIZED       FROM NET       FROM NET       VALUE
                           BEGINNING INVESTMENT    GAIN/(LOSS)     INVESTMENT      REALIZED      END OF
                           OF PERIOD   INCOME    ON INVESTMENTS      INCOME          GAINS       PERIOD
===========================================================================================================
---------------------------
CONVERTIBLE SECURITIES FUND
---------------------------
INSTITUTIONAL CLASS
12/31/98                    $28.52     $1.130         $(1.647)       $(1.141)      $(2.722)      $24.14
03/24/97(3) to 12/31/97      29.15      0.914           3.120         (0.897)       (3.767)       28.52
CLASS A
12/31/98                    $28.52     $1.106         $(1.691)       $(1.073)      $(2.722)      $24.14
03/26/97(3) to 12/31/97      29.30      0.690           3.122         (0.825)       (3.767)       28.52
-----------
EQUITY FUND
-----------
INSTITUTIONAL CLASS
12/31/98                    $17.59     $0.116          $2.224        $(0.114)      $(2.786)      $17.03
12/31/97                     15.53      0.234           5.190         (0.235)       (3.129)       17.59
02/26/96(3) to 12/31/96      15.30      0.189           1.898         (0.193)       (1.664)       15.53
CLASS A
12/31/98                    $17.59     $0.066          $2.213        $(0.063)      $(2.786)      $17.02
12/31/97                     15.53      0.174           5.190         (0.175)       (3.129)       17.59
12/31/96                     13.99      0.451           2.926         (0.173)       (1.664)       15.53
12/31/95                     11.28      0.229           3.827         (0.232)       (1.114)       13.99
12/31/94                     12.86      0.263          (0.514)        (0.263)       (1.066)       11.28
------------------
EQUITY INCOME FUND
------------------
INSTITUTIONAL CLASS
12/31/98                    $16.32     $0.218          $3.492        $(0.216)      $(0.544)      $19.27
12/31/97                     13.73      0.272           4.050         (0.268)       (1.464)       16.32
02/26/96(3) to 12/31/96      13.34      0.270           1.387         (0.269)       (0.998)       13.73
CLASS A
12/31/98                    $16.31     $0.171          $3.490        $(0.167)      $(0.544)      $19.26
12/31/97                     13.72      0.237           4.037         (0.220)       (1.464)       16.31
04/18/96(3) to 12/31/96      13.02      0.179           1.732         (0.213)       (0.998)       13.72
-----------
GROWTH FUND
-----------
INSTITUTIONAL CLASS
12/31/98                    $22.67     $0.012          $5.583        $(0.009)      $(2.006)      $26.25
12/31/97                     18.69      0.048           6.026         (0.048)       (2.046)       22.67
02/26/96(3) to 12/31/96      17.01      0.062           2.746         (0.063)       (1.065)       18.69
CLASS A
12/31/98                    $22.67    $(0.030)         $5.546        $    --       $(2.006)      $26.18
12/31/97                     18.69      0.004           6.026         (0.004)       (2.046)       22.67
04/19/96(3) to 12/31/96      16.49      0.030           3.273         (0.038)       (1.065)       18.69
--------------------------
SMALL-CAP OPPORTUNITY FUND
--------------------------
INSTITUTIONAL CLASS
12/31/98                    $17.71    $(0.047)         $0.258        $    --       $(0.071)      $17.85
12/31/97                     15.52      0.007           3.865         (0.012)       (1.670)       17.71
02/26/96(3) to 12/31/96      14.24      0.057           1.998         (0.057)       (0.718)       15.52
CLASS A
12/31/98                    $17.66    $(0.060)         $0.241        $    --       $(0.071)      $17.77
12/31/97                     15.51     (0.003)          3.823             --        (1.670)       17.66
04/19/96(3) to 12/31/96      14.25      0.032           1.996         (0.050)       (0.718)       15.51

                       See Notes to Financial Statements.
98

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
               (FOR A SHARE OUTSTANDING THROUGHTOUT EACH PERIOD)


                                              NET                     RATIO OF EXPENSES
                                            ASSETS       RATIO OF        TO AVERAGE        RATIO OF NET
                                            END OF      EXPENSES TO      NET ASSETS      INVESTMENT INCOME   PORTFOLIO
                                TOTAL       PERIOD      AVERAGE NET      (EXCLUDING       TO AVERAGE NET     TURNOVER
                               RETURN        (000)        ASSETS          WAIVERS)            ASSETS           RATE
============================================================================================================================
---------------------------
CONVERTIBLE SECURITIES FUND
---------------------------
INSTITUTIONAL CLASS
12/31/98                      (1.80)%     $ 49,396        0.92%            1.01%              4.05%           48.73%
03/24/97(3) to 12/31/97       14.24(2)      59,384        0.92(1)          0.96(1)            3.76(1)         93.24(1)
CLASS A
12/31/98                      (2.04)%     $    409        1.17%            1.26%              3.80%           48.73%
03/26/97(3) to 12/31/97       13.39(2)          85        1.17(1)          1.21(1)            3.51(1)         93.24(1)
-----------
EQUITY FUND
-----------
INSTITUTIONAL CLASS
12/31/98                      13.80%      $841,119        0.89%            0.89%              0.64%           76.92%
12/31/97                      35.89        845,829        0.88             0.88               1.33            81.48
02/26/96(3) to 12/31/96       13.66(2)     568,400        0.90(1)          0.90(1)            1.43(1)         75.20
CLASS A
12/31/98                      13.42%      $ 29,050        1.14%            1.14%              0.39%           76.92%
12/31/97                      35.45         17,859        1.13             1.13               1.08            81.48
12/31/96                      24.15          7,792        0.94             0.94               1.47            75.20
12/31/95                      36.26         61,256        0.96             0.97               1.75            75.93
12/31/94                      (2.05)        38,920        0.90             0.92               1.94            87.83
------------------
EQUITY INCOME FUND
------------------
INSTITUTIONAL CLASS
12/31/98                      22.97%      $ 62,204        0.93%            0.96%              1.26%           21.60%
12/31/97                      31.90         40,424        0.93             0.96               1.69            29.87
02/26/96(3) to 12/31/96       12.46(2)      31,760        0.93(1)          0.97(1)            2.36(1)         52.77
CLASS A
12/31/98                      22.66%      $  3,728        1.18%            1.21%              1.01%           21.60%
12/31/97                      31.53          1,241        1.18             1.21               1.44            29.87
04/18/96(3) to 12/31/96       14.67(2)         298        1.18(1)          1.19(1)            2.11(1)         52.77
-----------
GROWTH FUND
-----------
INSTITUTIONAL CLASS
12/31/98                      25.03%      $144,759        1.10%            1.11%              0.05%           34.96%
12/31/97                      32.81        109,140        1.10             1.11               0.22            37.02
02/26/96(3) to 12/31/96       16.43(2)      76,516        1.10(1)          1.14(1)            0.42(1)         35.36
CLASS A
12/31/98                      24.68%      $  7,661        1.35%            1.36%             (0.20)%          34.96%
12/31/97                      32.54          2,766        1.35             1.36              (0.03)           37.02
04/19/96(3) to 12/31/96       19.95(2)         397        1.35(1)          1.39(1)            0.17(1)         35.36
--------------------------
SMALL-CAP OPPORTUNITY FUND
--------------------------
INSTITUTIONAL CLASS
12/31/98                       1.16%      $296,719        1.20%            1.21%             (0.28)%          51.49%
12/31/97                      25.47        274,353        1.20             1.21               0.03            39.63
02/26/96(3) to 12/31/96       14.49(2)     150,306        1.20(1)          1.22(1)            0.46(1)         46.13
CLASS A
12/31/98                       0.99%      $  5,032        1.45%            1.46%             (0.53)%          51.49%
12/31/97                      25.14          2,485        1.45             1.46              (0.22)           39.63
04/19/96(3) to 12/31/96       14.29(2)         443        1.45(1)          1.47(1)            0.10(1)         46.13


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                             NET                        NET                                        NET
                            ASSET                  REALIZED AND   DISTRIBUTIONS  DISTRIBUTIONS    ASSET
                            VALUE        NET        UNREALIZED      FROM NET       FROM NET       VALUE
                          BEGINNING  INVESTMENT     GAIN/(LOSS)    INVESTMENT      REALIZED      END OF
                          OF PERIOD    INCOME     ON INVESTMENTS     INCOME          GAINS       PERIOD
=================================================================================================================
--------------------
SMALL-CAP VALUE FUND
--------------------
INSTITUTIONAL CLASS
12/31/98                    $33.02     $0.132       $(1.312)       $(0.139)         $(1.011)      $30.69
03/24/97(3) to 12/31/97      28.29      0.146         7.467         (0.139)          (2.744)       33.02
CLASS A
12/31/98                    $33.02     $0.093       $(1.342)       $(0.070)         $(1.011)      $30.69
07/10/97(3) to 12/31/97      32.31      0.028         3.462         (0.036)          (2.744)       33.02
----------
INDEX FUND
----------
INSTITUTIONAL CLASS
12/31/98                    $23.51     $0.304        $6.247        $(0.303)         $(1.408)      $28.35
12/31/97                     18.48      0.278         5.742         (0.281)          (0.709)       23.51
02/26/96(3) to 12/31/96      16.72      0.268         2.104         (0.268)          (0.344)       18.48
CLASS A
12/31/98                    $23.51     $0.236        $6.244        $(0.232)         $(1.408)      $28.35
12/31/97                     18.48      0.247         5.725         (0.233)          (0.709)       23.51
04/19/96(3) to 12/31/96      16.35      0.188         2.511         (0.225)          (0.344)       18.48
-------------
BALANCED FUND
-------------
INSTITUTIONAL CLASS
12/31/98                    $14.93     $0.492        $0.753        $(0.494)         $(1.241)      $14.44
03/24/97(3) to 12/31/97      12.74      0.377         2.185         (0.372)              --        14.93
CLASS A
12/31/98                    $14.93     $0.440        $0.759        $(0.448)         $(1.241)      $14.44
04/16/97(3) to 12/31/97      12.56      0.301         2.411         (0.342)              --        14.93
------------------
INTERNATIONAL FUND
------------------
INSTITUTIONAL CLASS
12/31/98                    $13.33     $0.166       $(0.787)       $(0.159)         $    --       $12.55
12/31/97                     15.46      0.116        (0.858)        (0.125)          (1.263)       13.33
02/26/96(3) to 12/31/96      15.04      0.128         0.485         (0.125)          (0.068)       15.46
CLASS A
12/31/98                    $13.33     $0.140       $(0.787)       $(0.133)         $    --       $12.55
12/31/97                     15.46      0.078        (0.876)        (0.069)          (1.263)       13.33
03/13/96(3) to 12/31/96      14.69      0.091         0.860         (0.113)          (0.068)       15.46
---------------------
EMERGING MARKETS FUND
---------------------
INSTITUTIONAL CLASS
12/31/98                    $ 8.55     $0.023       $(2.688)       $(0.015)         $    --       $ 5.87
10/21/97(3) to 12/31/97      10.00      0.006        (1.456)            --               --         8.55
CLASS A
12/31/98                    $ 8.54     $0.008       $(2.698)       $    --          $    --       $ 5.85
10/21/97(3) to 12/31/97      10.00      0.002        (1.462)            --               --         8.54

(1) Annualized.
(2) Total returns for periods of less than one year are not annualized.
(3) Date commenced operations.

                       See Notes to Financial Statements.
100

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                          NET                     RATIO OF EXPENSES
                                        ASSETS       RATIO OF        TO AVERAGE        RATIO OF NET
                                        END OF      EXPENSES TO      NET ASSETS      INVESTMENT INCOME   PORTFOLIO
                             TOTAL      PERIOD      AVERAGE NET      (EXCLUDING       TO AVERAGE NET     TURNOVER
                            RETURN       (000)        ASSETS          WAIVERS)            ASSETS           RATE
===================================================================================================================
--------------------
SMALL-CAP VALUE FUND
--------------------
INSTITUTIONAL CLASS
12/31/98                    (3.93)%   $143,525        0.99%            1.05%               0.56%          76.44%
03/24/97(3) to 12/31/97     27.11(2)    99,816        0.99(1)          1.06(1)             0.63(1)        91.66(1)
CLASS A
12/31/98                    (4.15)%   $    641        1.24%            1.30%               0.31%          76.44%
07/10/97(3) to 12/31/97     10.95(2)       292        1.24(1)          1.31(1)             0.38(1)        91.66(1)
----------
INDEX FUND
----------
INSTITUTIONAL CLASS
12/31/98                    28.22%    $362,568        0.45%            0.46%               1.16%           5.59%
12/31/97                    32.78      292,196        0.45             0.47                1.39            7.10
02/26/96(3) to 12/31/96     14.26(2)   143,954        0.45(1)          0.49(1)             1.85(1)         4.71
CLASS A
12/31/98                    27.88%    $ 13,727        0.70%            0.71%               0.91%           5.59%
12/31/97                    32.51        6,942        0.70             0.72                1.14            7.10
04/19/96(3) to 12/31/96     16.56(2)       150        0.70(1)          0.74(1)             1.60(1)         4.71
-------------
BALANCED FUND
-------------
INSTITUTIONAL CLASS
12/31/98                     8.61%    $ 56,027        0.88%            0.98%               3.16%          70.93%
03/24/97(3) to 12/31/97     20.24(2)    69,415        0.88(1)          0.92(1)             3.45(1)       108.29(1)
CLASS A
12/31/98                     8.29%    $  2,328        1.13%            1.23%               2.91%          70.93%
04/16/97(3) to 12/31/97     21.72(2)       700        1.13(1)          1.17(1)             3.20(1)       108.29(1)
------------------
INTERNATIONAL FUND
------------------
INSTITUTIONAL CLASS
12/31/98                    (4.64)%   $194,447        1.33%            1.33%               1.64%          45.82%
12/31/97                    (4.87)     172,158        1.40             1.42                0.82           93.33
02/26/96(3) to 12/31/96      4.08(2)   109,747        1.36(1)          1.38(1)             0.99(1)         6.72
CLASS A
12/31/98                    (4.84)%   $  1,657        1.58%            1.58%               1.39%          45.82%
12/31/97                    (5.21)       1,265        1.65             1.67                0.57           93.33
03/13/96(3) to 12/31/96      6.48(2)       597        1.61(1)          1.63(1)             0.35(1)         6.72
---------------------
EMERGING MARKETS FUND
---------------------
INSTITUTIONAL CLASS
12/31/98                   (31.16)%   $ 19,072        1.75%            2.08%               1.06%          34.55%
10/21/97(3) to 12/31/97    (14.50)(2)   18,023        1.75(1)          2.09(1)             0.43(1)           --
CLASS A
12/31/98                   (31.50)%   $     62        2.00%            2.33%               0.81%          34.55%
10/21/97(3) to 12/31/97    (14.60)(2)       96        2.00(1)          2.34(1)             0.18(1)           --

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

1.   ORGANIZATION

     HT Insight Funds, Inc., doing business as Harris Insight Funds (the "Company"), was incorporated in Maryland on September 16, 1987. The Company is an open-end management investment company and currently offers five diversified investment portfolios. Harris Insight Funds Trust (the "Trust") was organized as a business trust under the laws of The Commonwealth of Massachusetts on December 6, 1995. The Trust is an open-end management investment company and currently offers thirteen diversified investment portfolios. The portfolios of the Company and the Trust (each a "Fund" and collectively, the "Funds") are as follows:

         COMPANY:
         EQUITY FUNDS:
         Harris Insight Equity Fund ("Equity Fund")

         FIXED INCOME FUNDS:
         Harris Insight Short/Intermediate Bond Fund ("Short/Intermediate Fund")

         MONEY MARKET FUNDS:
         Harris Insight Government Money Market Fund ("Government Money Fund") Harris Insight Money Market Fund ("Money Fund")
         Harris Insight Tax-Exempt Money Market Fund ("Tax-Exempt Money Fund")

         TRUST:
         EQUITY FUNDS:
         Harris Insight Equity Income Fund ("Equity Income Fund")
         Harris Insight Growth Fund ("Growth Fund")
         Harris Insight Small-Cap Opportunity Fund ("Small-Cap Opportunity
           Fund")
         Harris Insight Small-Cap Value Fund ("Small-Cap Value Fund") Harris Insight Index Fund ("Index Fund")
         Harris Insight International Fund ("International Fund")
         Harris Insight Balanced Fund ("Balanced Fund")
         Harris Insight Emerging Markets Fund ("Emerging Markets Fund")

         FIXED INCOME FUNDS:
         Harris Insight Convertible Securities Fund ("Convertible Securities
           Fund")
         Harris Insight Bond Fund ("Bond Fund")
         Harris Insight Intermediate Government Bond Fund ("Intermediate
           Government Fund")
         Harris Insight Intermediate Tax-Exempt Bond Fund ("Intermediate
           Tax-Exempt Fund")
         Harris Insight Tax-Exempt Bond Fund ("Tax-Exempt Fund")

     Each of the Funds currently offers two classes of shares: Class A shares and Institutional shares. Each of the Funds (other than Index Fund and the Money Market Funds) also may offer a third class, Advisor shares, that has not yet commenced operations. Shares of each class of a Fund represent equal pro rata interests in the Fund and are identical in all respects except that Class A shares are subject to certain service organization/agent fees as described in
Note 5. Institutional shares are not subject to service organization/agent fees.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1998

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies used by the Funds in the preparation of the financial statements which are in accordance with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (A) SECURITY VALUATION -- The value of securities (other than bonds and debt obligations maturing in 60 days or less) of the Funds other than Money Market Funds is determined based on the last sales price on the principal exchange on which the securities are traded as of the close of regular trading on the New York Stock Exchange (which is currently 4:00 P.M., Eastern time). In the absence of any sale on the valuation date, the securities are valued at the closing bid price. Securities traded only on the over-the-counter markets are valued at the closing over-the-counter bid prices. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Board of Trustees or Board of Directors of the Funds, as the case may be. Bonds maturing in more than 60 days are valued at the mean of the last bid and asked prices. In the event that such prices are not readily available, securities are valued at fair value as determined in good faith by the Board of Trustees or Board of Directors, as the case may be. Prices used for valuations of securities are provided by independent pricing services and brokers. Debt obligations with remaining maturities of 60 days or less are valued at amortized cost. Note: The Boards have adopted valuation procedures specifying amortized cost for fixed income securities within 60 days of maturity.

     Each of the Money Market Funds values its investments using the amortized cost method, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

     (B) FOREIGN CURRENCY TRANSLATION -- The books and records of the International Fund and the Emerging Markets Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

          (i) market value of investment securities, other assets and liabilities at the current rate of exchange on the valuation date; and

          (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The International Fund and the Emerging Markets Fund do not isolate that portion of gains and losses on investments in securities which is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. The International Fund and the Emerging Markets Fund report gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses, to the extent realized, are treated as ordinary income or loss for federal income tax purposes.

     (C) FEDERAL INCOME TAXES -- Each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its net investment income and net realized capital gains to shareholders. Accordingly, no provision for federal income tax is required.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1998

     (D) DISTRIBUTIONS -- Each of the Funds declares dividends from net investment income. Dividends from the Money Market Funds and the Fixed Income Funds (other than the Convertible Securities Fund) are declared daily and paid monthly. Dividends from the Convertible Securities Fund and Equity Funds (other than Small-Cap Opportunity Fund, Growth Fund, Small-Cap Value Fund, International Fund and Emerging Markets Fund) are declared and paid quarterly. Dividends from the Growth Fund are declared and paid semi-annually. Dividends from the Small-Cap Opportunity Fund, Small-Cap Value Fund, International Fund and the Emerging Markets Fund are declared and paid annually. Each Fund's net realized capital gains, if any, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend dates.

     The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts to conform to their tax treatment in the period in which the difference arises.

     (E) FUTURES CONTRACTS -- The Funds may seek to hedge all or a portion of their investments through the use of securities index and other financial futures contracts. Upon entering into a futures contract, a Fund is required to deposit an amount ("initial margin") equal to a certain percentage of the contract value. Subsequent payments ("variation margin") are made or received by the Funds each day, reflecting the daily change in the value of the contracts and are recorded as an unrealized gain or loss. When the contract is closed, the Funds will recognize a realized gain or loss.

     Futures contracts are subject to the risk associated with the imperfect correlation between movements in the price of the futures contract and the price of the securities being hedged. The risk of imperfect correlation increases with respect to securities index futures as the composition of the Fund's portfolio diverges from composition of the index underlying such index futures. In addition, there is no assurance that a liquid secondary market will exist at the time the Fund elects to close out a futures position.

     (F) ORGANIZATION EXPENSES -- Each Fund's share of the costs incurred in connection with its organization has been deferred and is being amortized over 60 months from commencement of operations of the respective Fund.

     (G) ALLOCATION OF EXPENSES -- Expenses which have not been directly charged to a specific Fund are generally allocated among the Funds primarily on the basis of relative net assets. Expenses relating to a particular class of shares of a Fund are charged to that class. Non-class specific expenses of a Fund are allocated between the classes of shares of the Fund based upon the relative net assets of the classes.

     (H) DOLLAR ROLLS -- The Funds may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

     (I) OTHER -- Investment transactions are recorded on trade date. Interest income, including the amortization of discount or premium, is recorded as earned. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1998

3.   REPURCHASE AGREEMENTS

     Certain Funds invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

4.   ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS

     The Company and the Trust retain Harris Trust and Savings Bank ("Harris Trust") as investment adviser (the "Adviser") for each Fund, pursuant to an advisory contract for each Fund. As Adviser, Harris Trust is entitled to receive fees payable monthly, based upon the average daily net asset value of each Fund, at the following annual rates:

            Each Money Market Fund              0.14% of the first $100 million
                                                of net assets and 0.10% of net
                                                assets over $100 million
            Short/Intermediate Fund             0.70%
            Bond Fund                           0.65%
            Intermediate Government Fund        0.65%
            Intermediate Tax-Exempt Fund        0.60%
            Tax-Exempt Fund                     0.60%
            Convertible Securities Fund         0.70%
            Equity Fund                         0.70%
            Equity Income Fund                  0.70%
            Growth Fund                         0.90%
            Small-Cap Opportunity Fund          1.00%
            Small-Cap Value Fund                0.80%
            Index Fund                          0.25%
            Balanced Fund                       0.60%
            International Fund                  1.05%
            Emerging Markets Fund               1.25%

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1998

     Harris Trust may, at its discretion, voluntarily waive all or any portion of its advisory fee for any Fund. For the year ended December 31, 1998, advisory fees and waivers for certain Funds were as follows:

                                        GROSS                            NET
                                    ADVISORY FEE       WAIVER       ADVISORY FEE
                                    ------------      --------      ------------
     Short/Intermediate Fund ........$2,309,905       $985,902      $1,324,003
     Bond Fund ...................... 1,107,053        470,364         636,689
     Intermediate Government Fund ...   682,626        430,386         252,240
     Intermediate Tax-Exempt Fund ... 1,193,836          1,920       1,191,916
     Tax-Exempt Fund ................ 1,058,237          7,788       1,050,449
     Convertible Securities Fund ....   364,871         48,872         315,999
     Equity Income Fund .............   360,398         16,960         343,438
     Growth Fund .................... 1,191,917         15,256       1,176,661
     Small-Cap Opportunity Fund ..... 2,858,643         24,863       2,833,780
     Small-Cap Value Fund ...........   887,045         69,402         817,643
     Index Fund .....................   818,579         23,765         794,814
     Balanced Fund ..................   382,132         65,775         316,357
     Emerging Markets Fund ..........   238,897         62,722         176,175

     There were no advisory fee waivers for the other Funds.

     Harris Trust has entered into Portfolio Management Agreements with Harris Investment Management, Inc. ("HIM"or the "Portfolio Management Agent") under which HIM undertakes to furnish investment guidance and policy direction in connection with the daily portfolio management of the Funds, other than the Tax-Exempt Money Fund. HIM receives a fee directly from Harris Trust, not from the Funds. HIM and Harris Trust are subsidiaries of Harris Bankcorp, Inc.

     Hansberger Global Investors, Inc. ("Hansberger") has entered into Investment Sub-Advisory Agreements with HIM with respect to the International Fund and the Emerging Markets Fund. Pursuant to these agreements, Hansberger selects and manages the securities in which these Funds invest. Hansberger, as Sub-Adviser, receives a fee directly from HIM and not from the Funds.

     The Company and the Trust have Administration Agreements with Harris Trust (the "Administrator"). In its capacity as the Administrator, Harris Trust generally assists the Funds in all aspects of their administration and operation. The Administrator has entered into a Sub-Administration Agreement with Funds Distributor, Inc. ("Funds Distributor" or the "Sub-Administrator"), pursuant to which the Sub-Administrator performs certain administrative services for the Funds. The Administrator has also entered into a Sub-Administration and Accounting Services Agreement with PFPC, Inc. ("PFPC" or the "Sub-Administrator and Accounting Services Agent"). Under these two agreements, the Administrator compensates the Sub-Administrator and the Sub-Administrator and Accounting Services Agent for providing such services. Harris Trust also serves as the transfer and dividend disbursing agent of the Funds (the "Transfer Agent"). Harris Trust has entered into a Sub-Transfer Agency Services Agreement with PFPC (the "Sub-Transfer Agent"), pursuant to which the Sub-Transfer Agent performs certain transfer agency and dividend disbursing agency services. Harris Trust compensates the Sub-Transfer Agent for providing such services. PNC Bank, N.A. (the "Custodian") serves as the Custodian of the assets of the Funds. As compensation for their services, Harris Trust, in its capacity as the Administrator and Transfer Agent, and the Custodian are entitled to receive a combined fee based on the aggregate average daily net assets of the Funds, payable monthly at an annual rate of 0.17% of the first $300 million of average daily net assets; 0.15% of the next $300 million; and 0.13% of the average net assets in excess of $600 million.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1998

     Funds Distributor provides services as distributor (the "Distributor") in connection with sales of shares of the Funds. For the year ended December 31, 1998, fees for services rendered by the Distributor were paid by the Administrator.

     The Company has a compensation arrangement under which payment of directors' fees may be deferred by a director. Interest is accrued on the deferred balances and is included in directors' fees and expenses. On December 31, 1998, the accumulated balance of deferred directors' fees and interest thereon relating to all Funds comprising the Company was approximately $208,100, a portion of which is included in accrued expenses of each applicable Fund.

     Certain employees of PFPC, Inc. and Funds Distributor are officers of the Funds. During the year ended December 31, 1998, PFPC, Inc. and Funds Distributor received aggregate fees and expenses of $4,427,883 and $3,555,767, respectively, from the Administrator for services rendered under various agreements described above. For the year ended December 31, 1998, Funds Distributor voluntarily waived fees of $179,879 for the Government Money Fund and $865,316 for the Money Fund.

5.   SERVICE PLANS

     The Company and the Trust have adopted a Service Plan (the "Plan") for the Class A shares of each Fund. Under the Plan, each Fund may pay banks and other institutions ("Service Organizations") for shareholder support services that they provide, at a rate of up to 0.25% (on an annualized basis) of the average daily net asset value of the Fund's Class A shares.

     Under a separate Service Plan adopted by the Money Market Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "12b-1 Plan"), those Funds may make payments to Service Organizations for shareholder support services and also may bear the costs connected with distribution and other services, at a rate of up to 0.10% (on an annualized basis) of the average daily net asset value of each Fund's Class A shares.

     For the year ended December 31, 1998, the non-Money Market Funds paid the following shareholder service fees pursuant to the Plan, including fees paid to Harris Trust and Funds Distributor:

            Short/Intermediate Fund .........................  $13,511
            Bond Fund .......................................    4,708
            Intermediate Government Fund ....................    3,236
            Intermediate Tax-Exempt Fund ....................    2,042
            Tax-Exempt Fund .................................    2,017
            Convertible Securities Fund .....................      723
            Equity Fund .....................................   61,176
            Equity Income Fund ..............................    5,813
            Growth Fund .....................................   12,155
            Small-Cap Opportunity Fund ......................    9,453
            Small-Cap Value Fund ............................    1,353
            Index Fund ......................................   23,829
            Balanced Fund ...................................    4,337
            International Fund ..............................    4,928
            Emerging Markets Fund ...........................      230

     For the year ended December 31, 1998, shareholder service fees paid by the Money Market Funds under the Plan were $693,619, $1,854,774, and $540,978 and fees paid under the 12b-1 Plan were $244,231, $685,686, and $141,615 (net of voluntary waivers of $25,496, $36,921, and $67,711) for the Class A shares of the Government Money Fund, Money Fund, and Tax-Exempt Money Fund, respectively.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1998

6.   INVESTMENT TRANSACTIONS

     The cost of investments at December 31, 1998 and the net realized gains and losses on securities sold for the period then ended for each of the Funds for federal income tax purposes was not materially different from the amounts reported for financial reporting purposes.

     Purchases and sales of investment securities of the non-Money Market Funds (excluding short-term investments and U.S. government securities) during the year ended December 31, 1998 were as follows:

                                              PURCHASES                SALES
                                             ------------          -------------
     Short/Intermediate Fund ............... $151,738,094          $102,522,294
     Bond Fund .............................   80,657,705            48,435,526
     Intermediate Government Fund ..........   16,256,959             8,351,324
     Intermediate Tax-Exempt Fund ..........  210,447,058           177,215,063
     Tax-Exempt Fund .......................  151,014,978           160,080,022
     Convertible Securities Fund ...........   24,444,209            30,292,466
     Equity Fund ...........................  666,739,136           775,536,374
     Equity Income Fund ....................   21,140,595            10,443,793
     Growth Fund ...........................   56,018,721            45,057,084
     Small-Cap Opportunity Fund ............  168,873,950           141,088,142
     Small-Cap Value Fund ..................  133,507,355            79,726,960
     Index Fund ............................   17,644,274            27,692,578
     Balanced Fund .........................   31,587,628            42,573,079
     International Fund ....................  107,663,251            78,862,245
     Emerging Markets Fund .................   17,333,457             5,985,979

     Purchases and sales of U.S. government securities, excluding short-term securities, of the non-Money Market Funds during the year ended December 31, 1998 were as follows:

                                              PURCHASES                SALES
                                             ------------          -------------
     Short/Intermediate Fund ............... $128,625,888          $112,436,129
     Bond Fund .............................   72,731,516            57,520,225
     Intermediate Government Fund ..........  101,871,762            92,425,349
     Balanced Fund .........................   12,993,991            16,151,797

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1998

     At December 31, 1998, gross unrealized appreciation (depreciation) for each non-Money Market Fund was as follows:

                                                                  NET UNREALIZED
                                    UNREALIZED      UNREALIZED     APPRECIATION
                                   APPRECIATION   (DEPRECIATION)  (DEPRECIATION)
                                   ------------   --------------  --------------
     Short/Intermediate Fund .....  $ 6,406,500   $ (4,204,620)    $ 2,201,880
     Bond Fund ...................    3,998,876     (1,952,758)      2,046,118
     Intermediate Government Fund     2,752,697       (473,478)      2,279,219
     Intermediate Tax-Exempt Fund     5,258,887        (87,165)      5,171,722
     Tax-Exempt Fund .............    8,093,284        (58,899)      8,034,385
     Convertible Securities Fund .    6,472,044     (6,316,040)        156,004
     Equity Fund .................  213,859,636    (18,565,064)    195,294,572
     Equity Income Fund ..........   22,551,613       (966,381)     21,585,232
     Growth Fund .................   63,431,192     (2,513,089)     60,918,103
     Small-Cap Opportunity Fund ..   94,654,420    (14,950,706)     79,703,714
     Small-Cap Value Fund ........   19,739,521     (8,561,974)     11,177,547
     Index Fund ..................  172,036,827     (4,820,420)    167,216,407
     Balanced Fund ...............    7,910,928     (1,513,677)      6,397,251
     International Fund ..........   23,832,895    (42,046,782)    (18,213,887)
     Emerging Markets Fund .......    1,663,236     (5,932,867)     (4,269,631)

     At December 31, 1998, the Small-Cap Opportunity Fund, the International Fund, and the Emerging Markets Fund had available capital loss carryforwards of approximately $486,884, $3,597,142 and $5,011,976, respectively, that may be used to offset future net capital gains through 2005 and 2006.

     In accordance with Statement of Position 93-2 "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME,CAPITAL GAIN AND RETURN OF CAPITAL DISTRIBUTION BY INVESTMENT COMPANIES", the Small-Cap Opportunity Fund reclassified $806,520 from undistributed net investment income to paid-in capital. This reclassification has no effect on net assets or net asset value per share.

7.   COMPOSITION OF NET ASSETS

     At December 31, 1998, net assets of each Fund consisted of:

                                     GOVERNMENT                       TAX-EXEMPT
                                     MONEY FUND       MONEY FUND      MONEY FUND
                                     ----------       ----------      ----------
     Capital Stock at Par Value ...$    410,877   $    2,269,365    $    810,842
     Paid-in Capital .............. 410,466,462    2,267,095,531     810,030,580
     Undistributed Net
       Investment Income ..........          --                --             --
     Accumulated Net Realized
       Gain/(Loss) ................       2,748           18,072          26,454
     Unrealized Appreciation/
       (Depreciation) on
       Investment Transactions,
       Futures Contracts
       and Foreign Currency
       Transactions ...............          --               --              --
                                   ------------   --------------    ------------
     Net Assets ...................$410,880,087   $2,269,382,968    $810,867,876
                                   ============   ==============    ============

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1998

                                SHORT/                              INTERMEDIATE
                             INTERMEDIATE                            GOVERNMENT
                                 FUND              BOND FUND            FUND
                             ------------        ------------       ------------
Capital Stock or Beneficial
  Interest at Par Value ... $    33,170         $    18,283         $    6,339
Paid-in Capital ........... 338,924,082         184,172,434        103,100,271
Undistributed Net
  Investment Income .......          --                  --                 --
Accumulated Net Realized
  Gain/(Loss) .............     513,569             160,602            (97,513)
Unrealized Appreciation/
   (Depreciation) on
   Investment Transactions,
   Futures Contracts and
   Foreign Currency
   Transactions ...........    2,201,880           2,046,118          2,279,219
                            ------------        ------------       ------------
Net Assets ................ $341,672,701        $186,397,437       $105,288,316
                            ============        ============       ============


                           INTERMEDIATE               CONVERTIBLE
                            TAX-EXEMPT   TAX-EXEMPT   SECURITIES        EQUITY
                               FUND         FUND         FUND            FUND
                           ----------- ------------- ------------ -------------
Capital Stock or Beneficial
  Interest at Par Value ...$     21,216  $     16,357  $     2,063  $     51,111
Paid-in Capital ........... 221,540,101   161,947,939   49,681,763   645,889,569
Undistributed Net
  Investment Income .......          --            --       10,293        70,225
Accumulated Net
  Realized
  Gain/(Loss) .............     254,075       (29,193)     (44,865)   28,863,336
Unrealized Appreciation/
  (Depreciation) on
  Investment Transactions,
  Futures Contracts and
  Foreign Currency
  Transactions ............   5,171,722     8,034,385      156,004   195,294,572
                           ------------  ------------  ------------ ------------
Net Assets ................$226,987,114  $169,969,488  $49,805,258  $870,168,813
                           ============  ============  ===========  ============


                             EQUITY                    SMALL-CAP    SMALL-CAP
                             INCOME        GROWTH     OPPORTUNITY     VALUE
                              FUND          FUND         FUND          FUND
                           ----------- ------------- ------------ -------------
Capital Stock or Beneficial
  Interest at Par Value ... $     3,422  $      5,806 $     16,903  $      4,697
Paid-in Capital ...........  43,449,587    89,103,614  224,775,104   131,737,951
Undistributed Net
  Investment Income .......      18,807         6,460           --         1,902
Accumulated Net Realized
  Gain/(Loss) .............     874,466     2,385,818   (2,744,612)    1,243,612
Unrealized Appreciation/
  (Depreciation) on
  Investment Transactions,
  Futures Contracts and
  Foreign Currency
  Transactions ............  21,585,232    60,918,103   79,703,714    11,177,547
                            -----------  ------------ ------------  ------------
Net Assets ................ $65,931,514  $152,419,801 $301,751,109  $144,165,709
                            ===========  ============ ============  ============

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1998

                                                                     EMERGING
                              INDEX       BALANCED   INTERNATIONAL   MARKETS
                              FUND          FUND         FUND          FUND
                           ----------- ------------- ------------ -------------
Capital Stock or Beneficial
  Interest at Par Value      $   13,274    $   4,041   $   15,636     $   3,261
Paid-in Capital             207,359,587   51,710,967  224,268,494    28,729,122
Undistributed Net
  Investment Income               9,890        3,586       21,153        26,976
Accumulated Net Realized
  Gain/(Loss)                 1,695,504      239,326   (9,987,075)   (5,356,000)
Unrealized Appreciation/
  (Depreciation) on
  Investment Transactions,
  Futures Contracts
  and Foreign Currency
  Transactions              167,216,407    6,397,251  (18,213,887)   (4,269,631)
                           ------------  ----------- ------------   -----------
Net Assets                 $376,294,662  $58,355,171 $196,104,321   $19,133,728
                           ============  =========== ============   ===========


8.   CONCENTRATION OF RISKS

     The Tax-Exempt Money Fund, Intermediate Tax-Exempt Fund and Tax-Exempt Bond Fund invest primarily in diversified portfolios of municipal securities, including municipal bonds and debentures. The Fixed Income Funds and the Money Market Funds invest in debt instruments. The issuers' abilities to meet their obligations may be affected by political and economic developments in a specific state or region or their respective industries.

     Each of the International Fund and the Emerging Markets Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the U.S., as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

9. OTHER RELATED PARTY TRANSACTIONS

     During 1997, an affiliate of the Adviser purchased a security from the Money Market Fund at an amount $1,470,000 in excess of the security's fair value. The Money Market Fund recorded a realized loss on the sale and an offsetting capital contribution from the affiliate.

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS, BOARD OF DIRECTORS AND BOARD OF TRUSTEES OF
   HARRIS INSIGHT FUNDS
   HARRIS INSIGHT FUNDS TRUST

     In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Harris Insight Equity Fund, Harris Insight Short/Intermediate Bond Fund, Harris Insight Government Money Market Fund, Harris Insight Money Market Fund and Harris Insight Tax-Exempt Money Market Fund (comprising Harris Insight Funds) and Harris Insight Equity Income Fund, Harris Insight Growth Fund, Harris Insight Small-Cap Opportunity Fund, Harris Insight Small-Cap Value Fund, Harris Insight Index Fund, Harris Insight International Fund, Harris Insight Balanced Fund, Harris Insight Emerging Markets Fund, Harris Insight Convertible Securities Fund, Harris Insight Bond Fund, Harris Insight Intermediate Government Bond Fund, Harris Insight Intermediate Tax-Exempt Bond Fund and Harris Insight Tax-Exempt Bond Fund (comprising Harris Insight Funds Trust) (hereafter referred to collectively as the "Funds") at December 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodians, provide a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP
     Philadelphia, Pennsylvania

     February 8, 1999

                     HARRIS INSIGHT(REGISTRATION MARK) FUNDS
                           60 STATE STREET, SUITE 1300
                           BOSTON, MASSACHUSETTS 02109
                            TELEPHONE: (800) 982-8782

INVESTMENT ADVISER, ADMINISTRATOR,
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Harris Trust and Savings Bank
111 West Monroe Street
Chicago, Illinois 60603

PORTFOLIO MANAGEMENT AGENT
Harris Investment Management, Inc.
190 South LaSalle Street
Chicago, Illinois 60690

INVESTMENT SUB-ADVISER
Hansberger Global Investors, Inc.
515 East Las Olas Boulevard, Suite 1300
Fort Lauderdale, Florida 33301

SUB-ADMINISTRATOR AND ACCOUNTING
SERVICES AGENT, SUB-TRANSFER AGENT
AND DIVIDEND DISBURSING AGENT
PFPC Inc.
103 Bellevue Parkway
Wilmington, Delaware 19809

SUB-ADMINISTRATOR AND DISTRIBUTOR
Funds Distributor, Inc.
60 State Street, Suite 1300
Boston, Massachusetts 02109

CUSTODIAN
PNC Bank, N.A.
Broad & Chestnut Streets
Philadelphia, Pennsylvania 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
30 South 17th Street
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Bell, Boyd & Lloyd
Three First National Plaza
70 West Madison Street
Chicago, Illinois 60602

BOARD OF DIRECTORS AND BOARD OF TRUSTEES
C. GARY GERST
Chairman of the Board of Directors and Board of Trustees;
Chairman Emeritus, LaSalle Partners, Ltd. (real estate investment management and consulting); and Director, Nonlinear Dynamics, Inc. and Evanston Northwestern Healthcare.

EDGAR R. FIEDLER
Senior Fellow and Economic Counsellor, The Conference Board; and Board Member, The Stanley Works, Scudder Institutional Funds, AARP Income Trust, Brazil Fund, Emerging Mexico Fund, Scudder Pathway Series, and PEG Capital Management.

JOHN W. MCCARTER, JR.
President and Chief Executive Officer, The Field Museum of Natural History (Chicago); Board Member, LaSalle Partners Funds, Inc.; Former Senior Vice President and Director, Booz-Allen & Hamilton, Inc. (consulting firm); and Board Member, W.W. Grainger, Inc., A.M. Castle, Inc., and Pittway Corp.

ERNEST M. ROTH
Consultant; Board Member, La Rabida Children's Hospital;
Chairman, La Rabida Children's Foundation; and Retired Senior Vice President and Chief Financial Officer, Commonwealth Edison Company.

PAULA WOLFF
President, Governors State University; Chair, University of Chicago Hospitals; and Board Member, Ariel Capital Management, Inc.

OFFICERS

GEORGE A.RIO
President, Treasurer and
Chief Financial Officer

CHRISTOPHER J. KELLEY
Vice President and Secretary

MARY A. NELSON
Assistant Treasurer

THOMAS J. RYAN
Assistant Treasurer

KAREN JACOPPO-WOOD
Assistant Secretary

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE
   HARRIS INSIGHT FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS ACCOMPANIED OR PRECEDED BY A PROSPECTUS OF THE HARRIS INSIGHT
  FUNDS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                               INVESTMENT ADVISER:
                          Harris Trust and Savings Bank

                           PORTFOLIO MANAGEMENT AGENT:
                       Harris Investment Management, Inc.

                                  DISTRIBUTOR:
                             Funds Distributor, Inc.

                                 HIF 1350AR 2/99